         BNY HAMILTON [LOGO]

           ANNUAL REPORT

          December 31, 2000


Large Cap Growth Fund

Small Cap Growth Fund

International Equity Fund

Equity Income Fund

Large Cap Value Fund

S&P 500 Index Fund

Intermediate Government Fund

Intermediate Investment Grade Fund

U.S. Bond Market Index Fund

Intermediate Tax-Exempt Fund

Intermediate New York Tax-Exempt Fund

Money Fund

Treasury Money Fund


     BNY HAMILTON FUNDS [LOGO]

   INVEST WITH A TRUSTED LEADER

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      BNY HAMILTON FUNDS [LOGO]

    INVEST WITH A TRUSTED LEADER

INVESTMENT ADVISOR'S LETTER

Dear Shareholder:

We are pleased to provide you with our Annual Report for the BNY Hamilton Funds for the year ended December 31, 2000. This report includes schedules of investments for all of the BNY Hamilton Funds as well as comments from the portfolio managers discussing the performance of the Funds over the past year and the strategies they are pursuing to achieve the Funds' investment objectives in 2001. We encourage you to read this report carefully and retain it for your records.

2000 was another year of significant growth and accomplishments for the BNY Hamilton Funds. With the launching of six new Funds during the first half of the year, the number of offerings in the BNY Hamilton Funds family now totals 16, including two index Funds and three Funds specifically designed for the investment needs of charitable remainder trusts. Total assets invested in the Funds rose from $6.88 billion at the beginning of the year to $10.00 billion on December 31, 2000, representing an increase of 45.3%.

For the financial markets, 2000 was a year of extraordinary volatility and mixed final results. Sharp swings in both stock and bond prices mirrored the tug-of-war taking place in investors' view of the economic outlook. This debate centered on the ability of the economy to continue its expansion without rekindling inflation. In the end, investors proved skeptical that the good economic times of the past several years could last much longer.

Early in the year, investors' primary concern was that the economy might be overheating and that the Federal Reserve was not acting aggressively enough to head off the inflationary threat this posed. Following a series of increases in the federal funds rate totaling 100 basis points during the first half of the year, investors' concern shifted later in the year toward fear that the Federal Reserve might have raised interest rates too much. Evidence that economic growth was moderating in response to higher interest rates as well as higher energy prices tipped the consensus among investors toward projections of impending recession. Inflation fears abated, but concerns about a slump in corporate profits mushroomed.

Through the mid-point of last year, despite extraordinary volatility during the interim, both stocks and bond prices were little changed from where they began the year. During the second half, however, the performance of stocks and bonds diverged significantly. Bonds provided solid positive total returns with the Lehman Brothers Aggregate Bond Index of taxable investment grade fixed income securities posting a gain of 11.63% for the full year. Stocks generally ended in negative territory with the S&P 500-Registered Trademark- Index of large capitalization stocks posting a decline of 9.11%. 2000 was the first year since 1990 that bonds outperformed stocks. 2000 was also the first down year for the S&P 500-Registered Trademark- since 1990 and its worst year since 1974's decline of 26.52%.

Weakness in technology and telecommunication shares was the primary factor responsible for the disappointing performance of the major stock market averages in 2000. The comparison between the performances of broad market indices such as the S&P 500-Registered Trademark- and the Dow Jones Industrial Average, which last year returned -9.11% and -4.85%, respectively, and the technology-heavy Nasdaq Composite Index, which returned -38.83%, illustrates this point clearly. While technology and telecommunications were drags on performance in 2000, it is important to bear in mind that these two sectors have been the primary drivers of the strong overall returns provided by the major market indices in recent years. In 1999, for example, the Nasdaq Composite posted a remarkable 85.87% return versus 21.03% for the S&P 500-Registered Trademark-. Over the past three- and five-year periods, the S&P 500-Registered Trademark- has provided investors with attractive compound annual returns of 12.25% and 18.34%, respectively.

Small capitalization stocks outperformed large capitalization issues last year as the Russell 2000 Index of small capitalization equities posted a relatively modest decline of only 3.03%. Value-oriented stocks outperformed growth-oriented stocks across the entire market capitalization spectrum as investors adopted a more defensive stance in portfolios. The best performing sectors of the market in 2000 were traditionally defensive industries such as utilities, health care, financial services and energy. International equities lagged behind U.S. stocks last year reflecting both weakness in the Euro and weakness in the Japanese stock market. The MSCI-EAFE (Morgan Stanley Capital International -- Europe, Australasia and Far East) Index declined 13.96% last year, but outperformed the S&P 500-Registered Trademark- during the fourth quarter, declining only 2.62% versus 7.83%, as the Euro staged an impressive late year rally.

In terms of performance, the year 2000 belonged to the fixed income market. Money market investors benefited from the increase in short-term yields accompanying the 100 basis point rise in the federal funds rate during the first half of the year. Investors in intermediate and long-term fixed income securities generally earned total returns in excess of current coupon rates as bond yields declined and bond prices rose as recession concerns grew. The exception in 2000 was the high yield sector of the bond market, where credit spreads widened dramatically. High quality issues outperformed lower grade issues with U.S. Treasury issues performing best due to the shrinking supply of securities in this sector. The federal budget surplus surged to $237 billion in fiscal 2000, almost doubling from the prior year's $124 billion. The beneficial impact of this development on the market for Treasury securities was dramatic as the yield on the 10 year Treasury Note, for example, plunged from 6.61% at the beginning of last year to 5.11% on December 31, 2000.

In contrast to the robust economic growth and investor optimism that characterized the beginning of 2000, 2001 is opening against the backdrop of flagging economic activity and investor apprehensiveness. Consumer confidence has begun to weaken in reaction to continuing high energy prices, new rounds of lay-offs, profit warnings from many high profile companies and the California utility crisis. Banks have begun to tighten lending standards in response to these same factors, threatening to exacerbate the slowdown that is underway. Offsetting these risks, however, are some important positive developments. Chief among these is the dramatic shift toward a more stimulative monetary policy that was signaled by the Federal Reserve's surprise 50 basis point reduction in short-term interest rates on January 3rd. Improving prospects for a tax cut, which would become effective this year, should also help to boost economic activity and confidence levels.

The tug-of-war concerning the outlook for the economy is not likely to be resolved quickly, but our judgment is that it will be resolved in favor of a renewed appreciation by investors that the forces that have kept the economy on a path of moderate growth and subdued inflation over the past ten years are powerful and sustainable. As it has proved to be through this extended period, the combination of expanding economic activity and low inflation should continue to be a supportive foundation for favorable financial market performance.

The guiding philosophy underlying the ongoing management of the BNY Hamilton Funds is a disciplined approach to investing that seeks to identify and capitalize on the long-term trends that present the most attractive investment opportunities. By providing a broad array of well-diversified Funds, each managed with a consistent approach to meet its stated objective, the BNY Hamilton Funds are designed to provide you with the ability to create sound investment strategies to help you reach your important financial goals.

Thank you for the confidence you are placing in us.

Sincerely,

/s/ Kevin J. Bannon
Kevin J. Bannon
Executive Vice President and
Chief Investment Officer
The Bank of New York

         TABLE OF CONTENTS

QUESTIONS & ANSWERS...................................................   PAGE  1
BNY HAMILTON LARGE CAP GROWTH FUND
  Schedule of Investments.............................................        33
  Statement of Assets and Liabilities.................................        35
  Statement of Operations.............................................        35
  Statements of Changes in Net Assets.................................        36
  Financial Highlights................................................        37
BNY HAMILTON SMALL CAP GROWTH FUND
  Schedule of Investments.............................................        39
  Statement of Assets and Liabilities.................................        43
  Statement of Operations.............................................        43
  Statements of Changes in Net Assets.................................        44
  Financial Highlights................................................        45
BNY HAMILTON INTERNATIONAL EQUITY FUND
  Schedule of Investments.............................................        47
  Industry Diversification............................................        52
  Statement of Assets and Liabilities.................................        53
  Statement of Operations.............................................        53
  Statements of Changes in Net Assets.................................        54
  Financial Highlights................................................        55
BNY HAMILTON EQUITY INCOME FUND
  Schedule of Investments.............................................        57
  Statement of Assets and Liabilities.................................        62
  Statement of Operations.............................................        62
  Statements of Changes in Net Assets.................................        63
  Financial Highlights................................................        64
BNY HAMILTON LARGE CAP VALUE FUND
  Schedule of Investments.............................................        66
  Statement of Assets and Liabilities.................................        68
  Statement of Operations.............................................        68
  Statement of Changes in Net Assets..................................        69
  Financial Highlights................................................        70
BNY HAMILTON S&P 500 INDEX FUND
  Schedule of Investments.............................................        71
  Statement of Assets and Liabilities.................................        82
  Statement of Operations.............................................        82
  Statement of Changes in Net Assets..................................        83
  Financial Highlights................................................        84
BNY HAMILTON INTERMEDIATE GOVERNMENT FUND
  Schedule of Investments.............................................        85
  Statement of Assets and Liabilities.................................        89
  Statement of Operations.............................................        89
  Statements of Changes in Net Assets.................................        90
  Financial Highlights................................................        91
BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND
  Schedule of Investments.............................................   PAGE 93
  Statement of Assets and Liabilities.................................        99
  Statement of Operations.............................................        99
  Statements of Changes in Net Assets.................................       100
  Financial Highlights................................................       101
BNY HAMILTON U.S. BOND MARKET INDEX FUND
  Schedule of Investments.............................................       103
  Statement of Assets and Liabilities.................................       107
  Statement of Operations.............................................       107
  Statement of Changes in Net Assets..................................       108
  Financial Highlights................................................       109
BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND
  Schedule of Investments.............................................       110
  Diversification by State............................................       119
  Statement of Assets and Liabilities.................................       120
  Statement of Operations.............................................       120
  Statements of Changes in Net Assets.................................       121
  Financial Highlights................................................       122
BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND
  Schedule of Investments.............................................       124
  Statement of Assets and Liabilities.................................       129
  Statement of Operations.............................................       129
  Statements of Changes in Net Assets.................................       130
  Financial Highlights................................................       131
BNY HAMILTON MONEY FUND
  Schedule of Investments.............................................       133
  Statement of Assets and Liabilities.................................       142
  Statement of Operations.............................................       142
  Statements of Changes in Net Assets.................................       143
  Financial Highlights................................................       144
BNY HAMILTON TREASURY MONEY FUND
  Schedule of Investments.............................................       147
  Statement of Assets and Liabilities.................................       149
  Statement of Operations.............................................       149
  Statements of Changes in Net Assets.................................       150
  Financial Highlights................................................       151
NOTES TO FINANCIAL STATEMENTS.........................................       154
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS.....................       163
DIRECTORS AND OFFICERS................................................       164

BNY HAMILTON LARGE CAP GROWTH FUND

AN INTERVIEW WITH CHARLES GOODFELLOW, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR LARGE CAP STOCKS DURING 2000?

A. The year 2000 was a turning point year, as the sudden economic deceleration from the first half of 2000 to the second half brought increasing concerns about a potential hard landing. Rising interest rates, falling corporate earning estimates and the bursting of the "dot com" bubble, all helped to bring investors back to reality. In the wake of one of the most volatile years in the history of the U.S. stock markets, large cap stocks, as measured by the S&P 500-Registered Trademark- Index, ended the 12-month period down 9.11%, dismal performance for an index that had produced 20%+ gains in each of the prior five years. The impact was magnified in the technology-heavy Nasdaq Composite Index, which was down 38.83% in 2000--the worst annual return in its history.

Q. GIVEN THIS CONTEXT, HOW DID THE FUND PERFORM DURING THE PERIOD?

A. The Fund performed well on a relative basis, ending the year at the top of its peer group and significantly ahead of its benchmarks. With a total return of -1.99% for Institutional Class Shares and -2.14% for Investor Class Shares(1) for the twelve-month period ended December 31, 2000, the Fund compared very favorably with the Lipper Large Cap Core Fund Index(2), which returned -7.37%, and the S&P 500-Registered Trademark- Index(3), which posted a return of -9.11% for the same period.

Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S STRONG RELATIVE PERFORMANCE?

A. The Fund continued to benefit from its "core" growth style of investing, as our focus on health care, financials, energy and utilities sectors helped to mitigate the impact on returns created by our exposure to Nasdaq companies. Good stock selection and broad diversification were also major contributors to the Fund's performance, particularly as the markets encountered significant volatility during the second and fourth quarters of the year.

Q. WHICH STOCKS PERFORMED PARTICULARLY WELL?

A. Enron, which was up 88% for the year, was once again one of the Fund's best performing stocks. While many investors still regard Enron as a natural gas company, in the wake of energy deregulation it has positioned itself as the leader in the trading and marketing of energy commodities. It also provides similar services in other commodities, including bandwith management. Minneapolis-based Medtronic, Inc., the world's leading medical technology company specializing in implantable therapies, was also an outstanding performer, returning 65% in 2000. Fannie Mae, the largest non-bank financial services company in the world, was up 39%. Following lackluster performance last year, Pfizer and Schlumberger also boosted Fund performance, contributing returns of approximately 40% each.

Q. WHAT IS YOUR STRATEGIC OUTLOOK GOING FORWARD?

A. We believe the current economic slowdown is necessary to sustain the positive economic cycle for the longer term. However, we expect the economy to show improving growth trends in the second half of 2001. As a result, we are continuing to emphasize faster growing sectors of the market, such as technology and communication services, as well as selected companies with improving growth prospects in the consumer and financial areas. While we anticipate high volatility in the market to continue, we believe that careful stock selection with a focus on companies with sustainable growth prospects should contribute to favorable relative performance. We remain confident that our style of investing will continue to provide superior returns over the long term.

                                                         INSTITUTIONAL SHARES
                                                     -----------------------------
                                                      CUMULATIVE    AVERAGE ANNUAL
                      PERIOD                         TOTAL RETURN    TOTAL RETURN
                      ------                         ------------   --------------
1 Year.............................................     -1.99%              -1.99%
5 Years............................................    170.85%              22.09%
10 Years...........................................    429.18%              18.17%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           BNY HAMILTON LARGE
            CAP GROWTH FUND     S&P 500 -REGISTERED   LIPPER LARGE CAP
          INSTITUTIONAL SHARES    TRADEMARK- INDEX    CORE FUND INDEX
12/31/90               $10,000               $10,000          $10,000
12/31/91               $13,097               $13,056          $13,130
12/31/92               $13,720               $14,059          $14,141
12/31/93               $15,134               $15,465          $15,754
12/31/94               $14,835               $15,669          $15,584
12/31/95               $19,538               $21,540          $20,534
12/31/96               $24,260               $26,503          $24,608
12/31/97               $31,833               $35,349          $31,798
12/31/98               $39,373               $45,452          $40,362
12/31/99               $53,991               $55,010          $48,172
12/31/00               $52,918               $49,999          $44,621

THE S&P 500-REGISTERED TRADEMARK- INDEX IS AN UNMANAGED INDEX OF COMMON STOCKS AND CANNOT BE INVESTED IN DIRECTLY. THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES.

(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The quoted performance includes performance of common and collective trust fund ("Commingled") accounts advised by The Bank of New York dating back to 12/31/90 and prior to the Fund's commencement of operations on 4/1/97, as adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The adviser had agreed to assume a portion of the expenses for this Fund until April 1, 1999. Had expenses not been assumed, total return and the average annual total return for the 5 year and 10 year periods would have been lower.
(2) Lipper indexes are based on the performance of the largest funds within a given investment objective and do not include multiple share classes of similar funds. Returns for these indexes are net of fees. Source: Lipper Analytical Services, Inc.
(3) The S&P 500-Registered Trademark- is considered representative of the broad U.S. market of large-capitalization stocks.

BNY HAMILTON SMALL CAP GROWTH FUND*

AN INTERVIEW WITH JOHN LUI, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR SMALL CAP STOCKS IN 2000?

A. Investor concerns about the impact of tight monetary policy on corporate profit growth led to a very volatile year for the equity markets. The broadening of the equity market that began in 1999 continued in 2000. For the second consecutive year, the Russell 2000 Index outperformed the S&P 500-Registered Trademark-, -3.03% versus -9.11%. In addition, stock market leadership, which had been confined to a select few sectors, also broadened. A well diversified portfolio approach in 2000 resulted in higher returns and lower volatility.

   Against this backdrop, we continued to focus on a mix of small companies that are growing faster than their peers and whose long-term growth rate we believe is underestimated.

Q. GIVEN THIS CONTEXT, HOW DID THE FUND PERFORM?

A. The Fund performed well on a relative basis, returning -1.41% for Institutional Class Shares and -1.61% for Investors Class Shares(1) for the twelve-month period ended December 31, 2000. In comparison, the Russell 2000 Index(2) and the Lipper Small-Cap Fund Index(3) returned -3.03% and -6.59%, respectively, for the same period.

Q. WHAT ACCOUNTED FOR THE FUND'S PERFORMANCE?

A. The Fund's bottom-up stock selection and risk management disciplines allowed it to achieve above market returns with below market volatility. In particular, our focus on companies with earnings prospects that are superior to both the market averages and consensus expectations positioned the Fund well to capitalize on emerging investment opportunities. We took the opportunity throughout 1999 to trim some stocks in the Fund's portfolio whose prices had risen beyond what our research could justify--even though we believed these companies were still fundamentally sound. As the market corrected in 2000, we were ready to initiate or increase our holdings in several best-in-their-niches growing businesses whose stocks had fallen to very attractive prices.

   Our approach emphasizes companies that dominate their niche, resulting in growth that is more visible and sustainable. By focusing on industry leaders we minimize the risk we subject the Fund to. This balance between opportunity and risk has served the Fund well both in rewarding years, such as 1999, and in challenging ones like 2000.

Q. WHAT WERE SOME OF THE FUND'S BEST PERFORMING SECTORS DURING THE PERIOD?

A. The healthcare, energy, financial and consumer sectors, which enjoyed the best relative earnings strength during the year, also provided the best performance for the Fund during 2000. Within these sectors, our relative earnings strength model and bottom-up stock selection strategy helped us to mine the opportunities and manage the risks presented by the market and led us to uncover attractive portfolio holdings that offered better growth and value, despite shifts in market sentiment.

Q. WHAT DO YOU FORESEE FOR 2001?

A. Looking ahead, we continue to see enormous opportunity in the small cap market. The transition to a digital-wireless-data world is still in its infancy and investors are only just beginning to recognize the power of this trend. However, as businesses adapt to new best practices by deploying the technological infrastructure our small cap firms provide, the transition will not always be smooth. The stock market environment during 2000 demonstrated that as this transformation in the economy unfolds, it will bring both opportunity and risk. We have long anticipated this fact and have gradually increased the number of holdings in the Fund's portfolio. In 1997, the Fund held 40-45 issues; today there are 110. By increasing our diversification, we believe we are well positioned to minimize volatility in the Fund and to take advantage of the opportunities we see for well-positioned companies in a digital-wireless-data world.

                                                         INSTITUTIONAL SHARES
                                                     -----------------------------
                                                      CUMULATIVE    AVERAGE ANNUAL
                      PERIOD                         TOTAL RETURN    TOTAL RETURN
                      ------                         ------------   --------------
1 Year.............................................     -1.41%              -1.41%
5 Years............................................    198.26%              24.47%
10 Years...........................................    591.11%              21.37%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           BNY HAMILTON SMALL
            CAP GROWTH FUND      RUSSELL    LIPPER SMALL-CAP
          INSTITUTIONAL SHARES  2000 INDEX     FUND INDEX
12/31/90               $10,000     $10,000           $10,000
12/31/91               $15,245     $14,603           $14,850
12/31/92               $16,141     $17,293           $16,510
12/31/93               $19,227     $20,561           $19,300
12/31/94               $19,163     $20,186           $19,206
12/31/95               $23,172     $25,928           $25,279
12/31/96               $30,117     $30,208           $28,912
12/31/97               $32,944     $36,966           $33,264
12/31/98               $35,544     $36,022           $32,976
12/31/99               $70,100     $43,680           $46,803
12/31/00               $69,111     $42,356           $43,719

THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX OF COMMON STOCKS, AND CANNOT BE INVESTED IN DIRECTLY. THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES.

* Small-capitalization funds typically carry additional risks, since smaller companies historically have experienced a greater degree of market volatility.
(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The quoted performance includes performance of common and collective trust fund ("Commingled") accounts advised by The Bank of New York dating back to 12/31/90 and prior to the Fund's commencement of operations on 4/1/97, as adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The adviser has agreed to assume a portion of the expenses for this Fund. Had expenses not been assumed, total return and the average annual return for the 5 year and 10 year periods would have been lower.
(2) The Russell 2000 Index is considered representative of the broad U.S. market of small-capitalization stocks.
(3) Lipper indexes are based on the performance of the largest funds within a given investment objective and do not include multiple share classes of similar funds. Returns for these indexes are net of fees. Source: Lipper Analytical Services, Inc.

BNY HAMILTON INTERNATIONAL EQUITY FUND*

AN INTERVIEW WITH MARY CLARE BLAND, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR INTERNATIONAL STOCKS DURING 2000?

A. It was a difficult year for investors in international equity funds. International equities, as measured by the MSCI EAFE Index, were down 13.96% in 2000. While many international stock markets began the year buoyantly, the tide turned decidedly negative in March, as the downturn in the technology-heavy Nasdaq Composite Index generated similar volatility in Europe and Asia. In a major reversal of fortune, the more cyclical, "old-economy" stocks staged a comeback as "new-economy" stocks fell out of favor.

   In addition, a host of other events continued to keep overseas markets volatile throughout the year, including rising oil prices, rising interest rates (first in the U.S. and then in Europe and elsewhere), a slowdown in the U.S. economy, and declines to 1998 levels in many of emerging Asia's currencies. Sentiment was further negatively impacted by the weakening Euro, which fell to a low of 82 cents against the U.S. dollar in mid-September. Since its launch in January 1999, the Euro has underperformed the dollar by 25%.

Q. GIVEN THIS CONTEXT, HOW DID THE FUND PERFORM?

A. For the twelve-month period ended December 31, 2000, the Fund returned -23.99% for Institutional Class Shares and -24.19% for Investor Class Shares(1). For the same period, the Lipper International Fund Index(2) returned -14.72%, and the MSCI EAFE Total Return Index(3) returned -13.96%.

Q. WHAT ACCOUNTED FOR THE FUND'S UNDERPERFORMANCE DURING THE PERIOD?

A. Stock selection detracted from Fund performance during 2000. Global sector/industry allocation also had a negative impact on performance, particularly with regard to the technology-media-telecommunications ("TMT") sector. The Fund, which was underweighted in TMT at the beginning of the year, missed out on the early surge in that sector. By the fourth quarter, the Fund was overweighted in TMT, which proved to be detrimental in light of continuing pressures on valuations. At the same time, the Fund remained underweighted in financial and drug stocks, failing to benefit from recovery in these sectors as market sentiment rotated sharply beginning in the second quarter. On a positive note, the Fund's overweighting in energy stocks benefited performance, particularly during the March/April period when TMT stocks were under the greatest pressure.

Q. HOW DID THE FUND'S PORTFOLIO COMPOSITION CHANGE DURING THE PERIOD?

A. In light of increased global market volatility, we adopted a defensive approach aimed at reducing the risk of the portfolio. Specifically, we reduced the Fund's country and sector over- and under-weightings relative to the benchmark. In addition, we adopted a defensive geographical asset allocation posture during the summer months. This marked the period when the economic outlook began to deteriorate, at least in the short term, due to an oil price shock. Beginning in early third quarter, we decided to boost the European weighting to a strategic overweight at the expense of the Japanese weighting, where we expected the Japanese recovery to be slowed by ongoing restructuring efforts and high public debt. In this difficult environment, we maintained our exposure to high quality growth stocks, consistent with our investment style. However, growth stocks were largely out of favor during the volatile latter part of the year.

Q. WHICH OF THE PORTFOLIO'S HOLDINGS PERFORMED WELL FOR THE FUND?

A. Norway's Tomra Systems, the leading European distributor of systems for recycling beverage containers, performed extremely well, up more than 100% for the year. Novartis, the Swiss pharmaceutical and agrochemical giant, also performed well, returning more than 26% in 2000. Allianz, the German insurance and diversified financial company leader, and HSBC Holdings, a world-class banking and financial services organization headquartered in the UK, also contributed positively to performance, returning more than 12% and 20%, respectively, for the year.

Q. WHAT IS YOUR STRATEGIC OUTLOOK GOING FORWARD?

A. Our outlook for European equities is positive. Valuation levels have become increasingly attractive following last year's correction. We expect inflation rates to decline and economic growth to gain momentum. However, we will keep a close watch on wage trends over the next months, as major labor negotiations proceed. The narrowing of the growth differential between the Euro zone and the United States could benefit the Euro, causing an "implicit" tightening of monetary conditions. Growth should continue to be firm in 2001. Signs of the emerging "new economy" in Europe provide a favorable backdrop for European corporate profit growth and the equity markets.

   Our outlook for the Asia-Pacific region remains mixed. While we remain positive on Japan's long-term outlook, we remain cautious about its equity market over the near term. The cyclical upswing in Japan is not gaining momentum. Economic growth is decelerating from last year's pace. This, combined with snowballing domestic debt, anemic growth and vulnerable equity markets, could push the Japanese economy off its recovery path.

   Asian markets remain inexpensive on a global valuation basis, particularly in the technology sector. We believe the ability of the Federal Reserve to rekindle U.S. economic growth will be essential for Asian financial markets to gather any forward momentum in the months ahead. Additionally, as they did in 2000, currency and political concerns could put pressures on Asian markets, particularly as several general elections are scheduled throughout the region.

                                                            INSTITUTIONAL SHARES
                                                     -----------------------------------
                                                        CUMULATIVE       AVERAGE ANNUAL
                      PERIOD                           TOTAL RETURN       TOTAL RETURN
                      ------                         ----------------   ----------------
1 Year.............................................          -23.99%             -23.99%
3 Year.............................................           31.75%               9.65%
Since Inception (4/1/97)...........................           40.85%               9.57%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          BNY HAMILTON INTERNATIONAL
                 EQUITY FUND          LIPPER INTERNATIONAL   MSCI EAFE
             INSTITUTIONAL SHARES          FUND INDEX       GROSS INDEX
4/1/97                       $10,000               $10,000      $10,000
6/30/97                      $11,330               $11,306      $11,119
12/31/97                     $10,690               $10,359      $10,464
6/30/98                      $12,460               $12,025      $12,125
12/31/98                     $12,917               $12,466      $11,794
6/30/99                      $13,278               $12,978      $12,608
12/31/99                     $18,530               $15,871      $16,256
6/30/00                      $16,226               $15,219      $15,614
12/31/00                     $14,085               $13,534      $13,987

THE MSCI EAFE GROSS INDEX IS AN UNMANAGED INDEX CONSIDERED REPRESENTATIVE OF THE INTERNATIONAL EQUITY MARKET. THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES.

*    International investing involves increased risk and volatility.
(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The adviser had agreed to assume a portion of the expenses for this Fund until April 1, 1999. Had expenses not been assumed, total return and the average annual return for the 3 year and since inception periods would have been lower. The inception date for BNY Hamilton International Equity Fund (Institutional Shares) was 4/1/97.
(2) Lipper indexes are based on the performance of the largest funds within a given investment objective and do not include multiple share classes of similar funds. Returns for these indexes are net of fees. Source: Lipper Analytical Services, Inc.
(3) The MSCI EAFE Index is considered representative of the equity markets in Europe, Australasia and the Far East.

BNY HAMILTON EQUITY INCOME FUND

AN INTERVIEW WITH ROBERT KNOTT, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR EQUITY INCOME FUNDS DURING 2000?

A. The year 2000 was one of the most volatile in the history of the U.S. stock markets--and one of the most challenging for investors. The market began the year seemingly poised for a repeat of its stellar 1999 performance. However, euphoria quickly gave way to uncertainty beginning in March as higher interest rates, deceleration in corporate earnings and the bursting of the speculative bubble in Internet stocks sparked a dramatic sell off. The market rebounded in fits and starts during the summer, only to slump again in a post Labor-Day sell-off that accelerated amid reports of slowing economic growth. While TMT (technology-media-telecommunications) stocks continued to falter, the market broadened during the fourth quarter as investors sought the relative safe haven of "old economy" utilities, financial, energy, consumer and health care stocks--the types of high-quality, dividend-paying large cap stocks favored by the Fund.

Q. GIVEN THIS CONTEXT, HOW DID THE FUND PERFORM?

A. The Fund performed well, returning 6.56% for Institutional Class Shares and 6.26% for Investor Class Shares(1) for the twelve-month period ended December 31, 2000. In comparison, the Lipper Equity Income Fund Index(2) returned 7.46% and the S&P 500-Registered Trademark- Index(3) returned -9.11%. for the same period.

   The Fund outperformed the S&P 500-Registered Trademark- Index on a yield basis, providing a yield of 1.85% after expenses, compared with 1.20% for the S&P 500-Registered Trademark-.

Q. WHAT STRATEGIES ACCOUNTED FOR THE FUND'S STRONG PERFORMANCE?

A. The Fund's focus on high-quality, dividend-paying large-cap stocks and income-producing securities of companies that have maintained sound fundamentals and solid growth helped boost performance during the year. The strength of the real estate investment trust market (REITs) helped boost the Fund's performance by producing attractive returns on the strength of solid fundamentals, relatively low valuations and low correlation with broader markets.

   Also helping the Fund's performance was our commitment to convertible securities, which helped to cushion the Fund during the market's volatile ups and downs. Convertibles allow us to participate in a company's upside and, at the same time, provide a degree of downside protection.

Q. WHAT STOCKS PERFORMED WELL FOR THE FUND?

A. ALZA Corporation, a California research-based pharmaceutical company that specializes in drug delivery technology, was the top-performing health care stock in the portfolio, up 150% for the year. Enron and Merrill Lynch also produced outstanding results, up 88% and 65%, respectively, for the 12-month period. Enron is a natural gas company that is leveraging its existing interstate gas pipeline to become a global broadband network leader. Among the Fund's convertible holdings, insurance-giant MetLife was an outstanding performer, returning 105% for the year. In the REIT sector, Avalon Bay performed very well, up 51% for the year. Avalon

   Bay is a real estate investment trust that focuses on the ownership and operation of upscale apartment communities.

Q. HOW DID THE PORTFOLIO'S COMPOSITION CHANGE DURING THE PAST SIX MONTHS?

A. During the year, we boosted our exposure to utilities, financials and REITs. We held steady the Fund's weighting in the healthcare, energy, consumer staples and service sectors and continued to take profits in the technology sector, trimming our exposure from 14% at the start of the year to 10% by year end.

Q. WHAT IS YOUR STRATEGIC OUTLOOK GOING FORWARD?

A. While we expect volatility to continue, we remain optimistic about the outlook for the economy and the markets. Inflation appears to be under control and interest rates are poised to moderate in the event the Federal Reserve decides to further ease monetary policy in order to accommodate the needs of the economy. Should the new administration push through a tax cut, as expected this year, we anticipate that it will serve to give the slowing economy a needed boost. As a result, we believe that the environment for equities remains largely favorable.

   We remain committed to our investment discipline--seeking out strong companies with solid long-term growth prospects--and to the importance of maintaining a well diversified portfolio. Meanwhile, the current environment gives us a great opportunity to add to some of our positions and to look for new income-producing securities that can provide an added measure of income and stability to the Fund.

                                                         INSTITUTIONAL SHARES
                                                     -----------------------------
                                                      CUMULATIVE    AVERAGE ANNUAL
                      PERIOD                         TOTAL RETURN    TOTAL RETURN
                      ------                         ------------   --------------
1 Year.............................................      6.56%           6.56%
5 Years(4).........................................    108.25%          15.83%
Since Inception (8/10/92)(4).......................    202.42%          14.12%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          BNY HAMILTON EQUITY INCOME FUND  S&P 500 -REGISTERED    LIPPER EQUITY
               INSTITUTIONAL SHARES         TRADEMARK- INDEX    INCOME FUND INDEX
8/10/92               $10,000                    $10,000             $10,000
7/31/93                           $11,465              $10,868            $11,370
7/31/94                           $11,565              $11,434            $11,935
7/31/95                           $13,555              $14,416            $13,944
7/31/96                           $15,282              $16,805            $15,858
7/31/97                           $20,988              $25,546            $22,093
7/31/98                           $23,902              $30,489            $24,571
7/31/99                           $26,158              $36,669            $27,333
7/31/00                           $29,903              $35,943            $26,879
12/31/00                          $30,242              $33,330            $28,884

THE S&P 500-REGISTERED TRADEMARK- INDEX IS AN UNMANAGED INDEX OF COMMON STOCKS AND CANNOT BE INVESTED IN DIRECTLY. THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES.

(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(2) Lipper indexes are based on the performance of the largest funds within a given investment objective and do not include multiple share classes of similar funds. Returns for these indexes are net of fees. Source: Lipper Analytical Services, Inc.
(3) The S&P 500-Registered Trademark- is considered representative of the broad U.S. market of large-capitalization stocks.
(4) Total return figures are shown at net asset value for all periods. These figures do not consider the effect of the sales load in effect from July 11, 1994-July 12, 1996. Had the sales load been factored in to the above figures, average annual total return for 5 years and since inception would have been lower. The quoted performance for the Institutional Shares prior to their inception on 4/1/97 is based on the performance of the Fund's Investor Shares, adjusted to reflect fees and expenses. The inception date for the Investor Shares of the Fund was August 10, 1992.

BNY HAMILTON LARGE CAP VALUE FUND

AN INTERVIEW WITH CHARLES FOLEY AND GEORGE BAKER, MANAGING DIRECTORS AND CO-
  PORTFOLIO MANAGERS

Q. WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR LARGE CAP VALUE STOCKS DURING 2000?

A. Within the large cap sector, value-oriented stocks outperformed their growth counterparts by an impressive margin in 2000, a complete reversal from recent years. While growth stocks outperformed during the first half of the year, the trend dramatically reversed as concerns about higher interest rates, sharply higher energy prices, the bursting of the internet "bubble" and a deceleration in corporate earnings growth led to a shift toward a more fundamental, value-based style of investing. The sectors of the market that displayed the best relative earnings growth--health care, utilities, energy, financials and the consumer sectors--performed well during 2000 as the slowing economy led investors to begin anticipating lower interest rates toward the latter part of the year.

Q. GIVEN THIS CONTEXT, HOW DID THE FUND PERFORM DURING THE PERIOD?

A. The Large Cap Value Fund, which was launched on April 28, 2000, returned -1.83% for Institutional Class Shares(1) for the eight-month period ended December 31, 2000. For the same period, the Lipper Large Cap Value Fund Index(2) returned 2.95% and the S&P 500-Registered Trademark- Index(3) returned -8.39%.

Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

A. The Fund's value-oriented approach accounted for its outperformance versus the S&P 500-Registered Trademark- Index. The Fund's underperformance relative to the Lipper Large Cap Value Fund Index can be attributed to several factors, most importantly the Fund's overweight position in the technology sector. The Fund's technology and telecommunications holdings, which included "fallen angels" Xerox, Lucent Technologies and AT&T, failed to recover in 2000 amid concerns about profitability.

Q. WHICH STOCKS PERFORMED WELL FOR THE FUND?

A. The Fund holdings that contributed positively to performance over the eight-month period ended December 31, 2000 included Pittsburgh-based financial services giant, PNC Financial Services Group, which returned 52.8%, Banco Latinoamericano, which was up 40.5%, and Gulfmark Offshore, a provider of marine transportation services to the energy industry, which returned 22.8%. Also boosting Fund performance were Grant Prideco, the world's largest supplier of drill pipe products, and American Home Products, which returned 12.4% and 15.8%, respectively, for the period.

Q. WHAT IS YOUR STRATEGIC OUTLOOK GOING FORWARD?

A. We continue to anticipate market volatility against a backdrop of benign inflation and a moderate economic slowdown. In terms of the Fund, we maintain our focus on fundamental research and careful stock selection in order to find attractive holdings that are undervalued relative to their earnings growth and their peers. We believe the Fund is well positioned for solid relative performance in the months ahead.

                                                          INSTITUTIONAL SHARES
                                                     -------------------------------
                                                       CUMULATIVE     AVERAGE ANNUAL
                      PERIOD                          TOTAL RETURN     TOTAL RETURN
                      ------                         --------------   --------------
Since Inception (4/28/00)..........................        -1.83%             -2.68%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           BNY HAMILTON LARGE                        LIPPER LARGE
             CAP VALUE FUND     S&P 500 -REGISTERED   CAP VALUE
          Institutional Shares     Trademark- Index    Fund Index
4/28/00                $10,000              $10,000       $10,000
6/30/00                 $9,679              $10,036        $9,897
9/30/00                 $9,937               $9,640       $10,258
12/31/00                $9,817               $9,161       $10,295

THE S&P 500-REGISTERED TRADEMARK- INDEX IS AN UNMANAGED INDEX OF COMMON STOCKS AND CANNOT BE INVESTED IN DIRECTLY. THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES.

(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARE, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The Advisor has agreed to limit the expenses of the Fund to 0.80% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 0.80% of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the total return and average annual return would have been lower. Inception date for this Fund was April 28, 2000.
(2) Lipper indexes are based on the performance of the largest funds within a given investment objective and do not include multiple share classes of similar funds. Returns for these indexes are net of fees. Source: Lipper analytical Services, Inc.
(3) The S&P 500-Registered Trademark- is considered representative of the broad U.S. market of large-capitalization stocks.

BNY HAMILTON S&P 500 INDEX FUND

AN INTERVIEW WITH KURT ZYLA (VICE PRESIDENT) AND TRACY ROWOHLT (ASSISTANT VICE
  PRESIDENT), CO-PORTFOLIO MANAGERS

Q. WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR LARGE CAP STOCKS DURING 2000?

A. The investment environment for the large-cap stocks of the S&P
   500-Registered Trademark- Index was extremely difficult as investors grew increasingly concerned about slowing economic growth. Market sentiment shifted dramatically after the first quarter when rising interest rates, falling corporate earnings and a dramatic correction in the TMT (technology-media-telecommunications) sector caused investors to turn their backs on growth, despite short-lived rallies during the summer and in early October. In the wake of one of the most volatile years in the history of the U.S. stock markets, the S&P 500-Registered Trademark- Index, ended the 12-month period down 9.11%, dismal performance for an index that had produced 20%+ gains in each of the last five years.

Q. GIVEN THIS CONTEXT, HOW DID THE FUND PERFORM DURING THE PERIOD?

A. The Fund, which was launched on April 28, 2000, closely tracked the risk and return characteristics of its benchmark, returning -8.72% for Institutional Class Shares(1) for the eight-month period ended December 31, 2000, as compared to -8.39% for the S&P 500-Registered Trademark- Index(2) for the same period.

Q. WHAT IS YOUR STRATEGY GOING FORWARD?

A. We will continue to follow a passive strategy designed to replicate the investment composition and performance of the S&P 500-Registered Trademark-Index.

                                                           INSTITUTIONAL SHARES
                                                     --------------------------------
                                                       CUMULATIVE     AVERAGE ANNUAL
                      PERIOD                          TOTAL RETURN     TOTAL RETURN
                      ------                         --------------   ---------------
Since Inception (4/28/00)..........................        -8.72%             -12.59%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                   BNY HAMILTON            S&P 500 -REGISTERED     LIPPER
          INDEX FUND INSTITUTIONAL SHARES   TRADEMARK- INDEX    S&P 500 INDEX
4/28/00                           $10,000              $10,000        $10,000
6/30/00                           $10,041              $10,036        $10,030
9/30/00                            $9,951               $9,640         $9,932
12/31/00                           $9,128               $9,161         $9,151

THE S&P 500-REGISTERED TRADEMARK- INDEX IS AN UNMANAGED INDEX OF COMMON STOCKS AND CANNOT BE INVESTED IN DIRECTLY. THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES.

(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARE, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The Advisor has agreed to limit the expenses of the Fund to 0.35% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 0.35% of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the total return and average annual return would have been lower. Inception date for this Fund was April 28, 2000.
(2) The S&P 500-Registered Trademark- is considered representative of the broad U.S. market of large-capitalization stocks.
(3) Lipper indexes are based on the performance of the largest funds within a given investment objective and do not include multiple share classes of similar funds. Returns for these indexes are net of fees. Source: Lipper Analytical Services, Inc.

BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

AN INTERVIEW WITH WILLIAM BAIRD, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR U.S. GOVERNMENT BONDS DURING 2000?

A. Despite unusually volatile market conditions during the twelve-month period ended December 31, 2000, strong technical factors in the market helped U.S. government bonds to outperform the U.S. equity indexes for the first time since 1990. An aggressive Federal Reserve, which raised the target federal funds rate three times in 2000 to a nine-year high of 6.50%, coupled with dwindling supply of Treasury securities, helped spark a rally in the Treasury market. This pushed yields on the 10-year Treasury downward, from 6.45% at the start of the year to 6.00% by the end of the first quarter.

   After the Fed's half-point hike in May, interest rates essentially moved sideways through the second and third quarters, as concerns about inflation were replaced by evidence that economic growth was in fact slowing. However, during the fourth quarter, the 10-year Treasury rallied amid worries that Fed action had been too aggressive and that the U.S. economy was slowing more dramatically than anticipated. Mortgage yields declined along with Treasury yields, and the Mortgage Index, because of its higher yield, outpaced the comparable duration Intermediate Treasury Index for the year.

Q. GIVEN THIS CONTEXT, HOW DID THE FUND PERFORM?

A. Competitively. The Fund provided a total return of 11.03% for Institutional Class Shares and 10.76% for Investor Class Shares(1) for the twelve-month period ended December 31, 2000. In comparison, the Lipper Intermediate U.S. Government Fund Index(2) returned 11.17% and the Lehman Brothers Intermediate Government Index(3) returned 10.47% for the same period.

Q. WHAT STRATEGIES ACCOUNTED FOR THE FUND'S PERFORMANCE?

A. The Fund's exposure to mortgage and agency securities was a key driver benefiting performance, especially as spreads tightened significantly relative to Treasury securities toward the end of the year. Our decision to add to our long Treasury position when we believed the steepening trend had temporarily reached an extreme level also boosted the Fund's relative returns. Long-term Treasuries outperformed during the year, as the government buyback program removed nearly $30 billion in outstanding Treasury debt from the market, much of which was long term.

   The Fund is designed to maintain a dollar-weighted average maturity of between three and ten years. As yields declined in the short- and intermediate-segments of the yield curve, the Fund's relative performance also benefited by its slightly longer duration vis-a-vis its benchmark, the Lipper Intermediate Government Fund Index.

Q. WHICH OF THE FUND'S HOLDINGS WERE THE BEST PERFORMERS THIS YEAR?

A. The Fund's weighting in the government-backed mortgage sector provided positive relative performance during the year. We took the opportunity to increase the Fund's allocation to this sector during the first half of the year when spreads were most attractive. Agency holdings, such as Fannie Mae, also performed well, especially during the fourth quarter.

Q. WHAT IS YOUR STRATEGIC OUTLOOK GOING FORWARD?

A. In an unprecedented move, the Fed shifted from a tightening stance directly to an easing bias in December, signaling their view that the risk of economic slowdown is greater than that of inflation. The markets anticipated this move and have already largely priced this in. As a result, we plan to reduce the Fund's exposure to U.S. Treasury debt and move the proceeds into the mortgage sector. We expect mortgage securities will offer better returns as spreads tighten over the coming months. With the 10-year Treasury yielding 140 basis points less than the federal funds rate, we believe Treasuries are close to being fully priced and expect this sector to underperform in the coming year.

                                                         INSTITUTIONAL SHARES
                                                     -----------------------------
                                                      CUMULATIVE    AVERAGE ANNUAL
                      PERIOD                         TOTAL RETURN    TOTAL RETURN
                      ------                         ------------   --------------
1 Year.............................................     11.03%          11.03%
5 Years(4).........................................     31.82%           5.69%
Since Inception (8/10/92)(4).......................     56.63%           5.50%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          BNY HAMILTON INTERMEDIATE  LEHMAN BROTHERS   LIPPER INTERMEDIATE
               GOVERNMENT FUND         INTERMEDIATE      U.S. GOVERNMENT
            INSTITUTIONAL SHARES     GOVERNMENT INDEX      FUND INDEX
8/10/92                     $10,000           $10,000              $10,000
7/31/93                     $10,679           $10,818              $10,867
7/31/94                     $10,430           $10,918              $10,785
7/31/95                     $11,308           $11,834              $11,660
7/31/96                     $11,831           $12,450              $12,194
7/31/97                     $12,813           $13,517              $13,322
7/31/98                     $13,734           $14,439              $14,230
7/31/99                     $14,013           $15,024              $14,522
7/31/00                     $14,638           $15,801              $15,260
12/31/00                    $15,663           $16,867              $16,259

THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT INDEX IS AN UNMANAGED INDEX GENERALLY CONSIDERED REPRESENTATIVE OF THE U.S. GOVERNMENT INTERMEDIATE-TERM BOND MARKET. THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES. FOR COMPARATIVE PURPOSES, THE INDEX'S JULY 31, 1992 VALUE IS USED AS THE AUGUST 10, 1992 VALUE.

(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(2) Lipper indexes are based on the performance of the largest funds within a given investment objective and do not include multiple share classes of similar funds. Returns for these indexes are net of fees. Source: Lipper Analytical Services, Inc.
(3) Lehman Brothers indexes represent broad market averages for fixed-income securities.
(4) Total return figures are shown at net asset value for all periods. These figures do not consider the effect of the sales load in effect from July 11, 1994-July 12, 1996. Had the sales load been factored in to the above figures, average annual total return for 5 years and since inception would have been lower. The quoted performance for the Institutional Shares prior to their inception on 4/1/97 is based on the performance of the Fund's Investor Shares, adjusted to reflect fees and expenses. The inception date for the Investor Shares of the Fund was August 10, 1992. The adviser has agreed to assume a portion of the expenses for this Fund. Had expenses not been assumed, total return and the average annual return would have been lower. This voluntary waiver and assumption of expenses may be modified or terminated at any time, which would reduce the Fund's performance.

BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND

AN INTERVIEW WITH TERENCE MCCORMICK AND PAUL PERTUSI, VICE PRESIDENTS AND CO-
  PORTFOLIO MANAGERS

Q. WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR INVESTMENT GRADE BOND FUNDS DURING 2000?

A. Buoyed by strong technical factors in the market, investment-grade bonds significantly outperformed U.S. equity markets in 2000, the first time since 1990. The Lipper Intermediate Investment Grade Index, a proxy for the investment-grade bond market, returned 10.58% versus -9.11% for the S&P 500-Registered Trademark- Index. Treasuries continued to outperform during the year, sparked by an aggressive Federal Reserve, which raised the target federal funds rate three times in 2000 to a nine-year high of 6.50%, and the U.S. government's decision to buy back outstanding long-term debt. This pushed yields on the 10-year Treasury downward, from 6.45% at the start of the year to 6.00% by the end of the first quarter.

   After the Fed's half-point hike in May, interest rates essentially moved sideways during the second and third quarters, as concerns about inflation were replaced by evidence that economic growth was in fact slowing. However, during the fourth quarter, the 10-year Treasury rallied amid worries that Fed action had been too aggressive and that the U.S. economy was slowing more dramatically than anticipated. This once again put pressure on spreads, resulting in a widening of 10-year swap spreads by 23 basis point, from +79 basis points in January to +102 by year end. As Treasury rates moved dramatically lower, corporate spreads had difficulty keeping up. While corporate spreads widened on the year, corporate rates, as measured by broad market indices, moved lower. The Merrill Lynch U.S. Corporate Master, a proxy for investment grade debt, started the year at 7.69% and ended 2000 at 7.33%.

Q. GIVEN THIS CONTEXT, HOW DID THE FUND PERFORM?

A. The Fund provided a total return of 9.37% for Institutional Class Shares and 9.10% for Investor Class Shares(1) for the twelve-month period ended December 31, 2000. In comparison, the Lipper Intermediate Investment Grade Index(2) returned 10.58% and the Lehman Brothers Intermediate Government/Corporate Index(3) returned 10.10% for the same period.

Q. WHAT STRATEGIES ACCOUNTED FOR THE FUND'S UNDERPERFORMANCE?

A. Amid disappointing earnings reports and sagging stock prices, investors became increasingly uncomfortable taking on risk during 2000. We positioned the majority of the Fund in the intermediate part of the yield curve, minimizing investment in the Treasury sector. This hurt Fund performance as Treasuries significantly outperformed corporate bonds, besting them by 413 basis points. Within the corporate sector, AAA-rated debt generated 457 basis points of excess return over BBB-rated debt. The Fund invests approximately 15% of its assets in lower-rated investment grade bonds and higher-quality non-investment grade bonds. Fund performance was negatively impacted when both of these sectors significantly underperformed for the year.

Q. WHICH OF THE FUND'S HOLDINGS WERE THE BEST PERFORMERS?

A. We continued to achieve positive relative performance from our investments in the mortgage- and asset-backed sectors of the bond market. The Fund increased its allocation to these during the first quarter. As volatility in the corporate market persisted throughout the year, our increased allocation to mortgage- and asset-backed securities paid off in 2000.

Q. WHAT IS YOUR STRATEGIC OUTLOOK GOING FORWARD?

A. The Fed has shifted its monetary policy from tightening to an easing bias, as they have signaled that the risks of an economic slowdown are greater than any potential inflationary pressures that may exist in the economy. We plan to reduce the Fund's exposure to U.S. Treasury debt and move the proceeds into the corporate sector. We believe that the corporate sector, particularly lower-rated investment grade issues, will offer higher relative returns as the spread to Treasuries tightens over the coming months. In our opinion, the Fed will continue to ease monetary policy throughout the year, which will provide strong support for the credit markets. We expect the high yield sector to be the outstanding performer in the year 2001. Furthermore, we believe Treasuries are approaching full value and we expect that sector of the market to underperform in the coming year.

                                                         INSTITUTIONAL SHARES
                                                     -----------------------------
                                                      CUMULATIVE    AVERAGE ANNUAL
                      PERIOD                         TOTAL RETURN    TOTAL RETURN
                      ------                         ------------   --------------
1 Year.............................................      9.37%           9.37%
5 Years............................................     28.86%           5.21%
10 Years...........................................     94.21%           6.88%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          BNY HAMILTON INTERMEDIATE
            INVESTMENT GRADE FUND          LEHMAN BROTHERS          LIPPER INTERMEDIATE
            INSTITUTIONAL SHARES     INTERMEDIATE GOVT/CORP INDEX  INVESTMENT GRADE INDEX
12/31/90                    $10,000                       $10,000                 $10,000
12/31/91                    $11,488                       $11,462                 $11,618
12/31/92                    $12,201                       $12,284                 $12,457
12/31/93                    $13,375                       $13,364                 $13,703
12/31/94                    $12,698                       $13,106                 $13,263
12/31/95                    $15,071                       $15,116                 $15,533
12/31/96                    $15,345                       $15,728                 $16,030
12/31/97                    $16,600                       $16,966                 $17,388
12/31/98                    $18,021                       $18,395                 $18,756
12/31/99                    $17,757                       $18,466                 $18,573
12/31/00                    $19,421                       $20,331                 $20,538

THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT CORPORATE INDEX IS AN UNMANAGED INDEX GENERALLY CONSIDERED REPRESENTATIVE OF THE INTERMEDIATE-TERM BOND MARKET. THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES.

(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The quoted performance includes performance of common and collective trust fund ("Commingled") accounts advised by The Bank of New York dating back to 12/31/90 and prior to the Fund's commencement of operations on 4/1/97, as adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The adviser has agreed to assume a portion of the expenses for this Fund. Had expenses not been assumed, total return and the average annual return would have been lower. This voluntary waiver and assumption of expenses may be modified or terminated at any time, which would reduce the Fund's performance.
(2) Lipper indexes are based on the performance of the largest funds within a given investment objective and do not include multiple share classes of similar funds. Returns for these indexes are net of fees. Source: Lipper Analytical Services, Inc.
(3) Lehman Brothers indexes represent broad market averages for fixed-income securities.

BNY HAMILTON U.S. BOND MARKET INDEX FUND

AN INTERVIEW WITH WILLIAM BAIRD, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR U.S. BONDS DURING
   2000?

A. Despite unusually volatile market conditions during the twelve-month period ended December 31, 2000, strong technical factors in the market helped the U.S. bond market to significantly outperform most major U.S. equity indexes for the first time since 1990. An aggressive Federal Reserve, which raised the target federal funds rate three times in 2000 to a nine-year high of 6.50%, coupled with dwindling supply of Treasury securities, helped spark a rally in the Treasury market. This pushed yields on the 10-year Treasury downward, from 6.45% at the start of the year to 6.00% by the end of the first quarter.

   After the Fed's half-point hike in May, interest rates essentially moved sideways through the second and third quarters, as concerns about inflation were replaced by evidence that economic growth was in fact slowing. However, during the fourth quarter, the 10-year Treasury rallied amid worries that Fed action had been too aggressive and the U.S. economy was slowing more dramatically than anticipated. This once again put pressure on spreads, resulting in a widening of 10-year swap spreads by 23 basis point, from +79 basis points in January to +102 by year end. With the exception of mortgage-backed securities, which were buoyed by a strong housing market, most other U.S. bond yields stayed at relatively high levels as investors grew concerned about deteriorating corporate earnings reports and sagging stock prices.

Q. GIVEN THIS CONTEXT, HOW DID THE FUND PERFORM DURING THE PERIOD?

A. The U.S. Bond Market Index Fund is passively managed to track the risk and return characteristics of its benchmark, the Lehman Brothers Aggregate Bond Index. The Fund, which was launched on April 28, 2000, returned 9.21% for Institutional Class Shares(1) for the eight-month period ended December 31, 2000. The Lehman Brothers Aggregate Bond Index(2) returned 9.54% for the same period.

Q. WHAT IS YOUR OUTLOOK GOING FORWARD?

A. In an unprecedented move, the Fed shifted from a tightening stance directly to an easing bias in December, signaling their view that the risk of economic slowdown is greater than that of inflation. The markets anticipated this move and have already largely priced this in. As a result, we believe that mortgage and corporate securities sectors will offer the best returns among investment grade securities, particularly as spreads tighten over the coming months. With the 10-year Treasury yielding 140 basis points less than the federal funds rate, we believe Treasuries are close to being fully priced and expect this sector to underperform in the coming year. Our strategy in the Fund, however, will be to continue following a passive strategy designed to provide returns that closely track the Fund's benchmark, the Lehman Brothers Aggregate Bond Index.

                                                         INSTITUTIONAL SHARES
                                                     -----------------------------
                                                      CUMULATIVE    AVERAGE ANNUAL
                      PERIOD                         TOTAL RETURN    TOTAL RETURN
                      ------                         ------------   --------------
Since Inception (4/28/00)..........................      9.21%          13.88%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          BNY HAMILTON U.S. BOND
            MARKET INDEX FUND       LEHMAN BROTHERS
           INSTITUTIONAL SHARES   AGGREGATE BOND INDEX
4/28/00                  $10,000               $10,000
6/30/00                  $10,168               $10,203
9/30/00                  $10,470               $10,511
12/31/00                 $10,921               $10,954

THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS AN UNMANAGED INDEX GENERALLY CONSIDERED REPRESENTATIVE OF THE U.S. CORPORATE BOND MARKET. THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES.

(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARE, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The Advisor and sub-administrator have agreed to limit the expenses of the Fund to 0.35% of its average daily net assets. The Advisor and sub-administrator have agreed to waive a portion of their fees, and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 0.35% of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the total return and average annual return would have been lower. Inception date for this Fund was April 28, 2000.
(2) Lehman Brothers indexes represent broad market averages for fixed-income securities.

     Note: Lipper does not provide this index.

BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

AN INTERVIEW WITH JEFFREY NOSS, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR MUNICIPAL BONDS DURING 2000?

A. For the capital markets, 2000 was a year of contrasts. Stronger-than-expected economic growth and the resulting threat of inflation prompted the Federal Reserve to raise short-term rates a total of three times in the first half of the year. This contributed to erratic yield levels for municipal bonds, particularly during the first half of the year. Municipal bond yields were flat for the first quarter and then moved sharply higher in late spring. However, as evidence of a slowing economy mounted, the municipal bond market rallied, with yields moving significantly lower through year-end.

   New issue volume declined for the second straight year, as many municipal bond issuers limited their issuance due in part to the higher interest rate environment. At the same time, many investors seeking safety from uncertain equity markets sought to reinvest assets in municipal bonds. The resulting supply/demand imbalance created technical strength for tax exempts, helping to boost municipal bond prices.

Q. GIVEN THIS CONTEXT, HOW DID THE FUND PERFORM?

A. The Fund compared very favorably to its benchmarks, providing a total return of 9.30% for Institutional Class Shares and 9.03% for Investor Class Shares(1). In comparison, the Lehman Brothers Five-Year General Obligation Municipal Bond Index(2) returned 7.68% and the Lipper Intermediate Municipal Fund Index(3) returned 8.67% for the same period.

Q. WHAT STRATEGIES ACCOUNTED FOR THE FUND'S OUTPERFORMANCE?

A. Throughout the year, we favored structure that was oriented toward high-quality non-callable current coupons. As the market strengthened, particularly during the second half of the year, that class of bonds provided excess returns. We also maintained a market weighting in BBB bonds, which narrowed in yield spread to AAA bonds and provided the Fund with strong price appreciation. Finally, during the last quarter, we took the opportunity to lengthen the Fund's duration beyond our peer group average, which ultimately also provided excess returns.

Q. WHICH OF THE FUND'S HOLDINGS WERE THE BEST PERFORMERS THIS YEAR?

A. Discount and non-callable bonds of the longest duration performed particularly well for the Fund in a declining interest rate environment.

Q. WHAT IS YOUR STRATEGIC OUTLOOK FOR 2001?

A. We expect generally stable interest rates with a steeper yield curve than in 2000. This will favor a structure in the Fund of intermediate maturities, rather than sizable near-cash positions. The municipal market will likely enjoy supply levels similar to, or slightly higher than, last year as refundings may play a greater role in 2001. The financial position of issuers should remain, on balance, robust. This means the Fund's credit quality should also remain high.

                                                         INSTITUTIONAL SHARES
                                                     -----------------------------
                                                      CUMULATIVE    AVERAGE ANNUAL
                      PERIOD                         TOTAL RETURN    TOTAL RETURN
                      ------                         ------------   --------------
1 Year.............................................      9.30%           9.30%
5 Years............................................     24.08%           4.42%
10 Years...........................................     69.77%           5.45%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          BNY HAMILTON INTERMEDIATE   LEHMAN BROTHERS FIVE
               TAX-EXEMPT FUND       YEAR GENERAL OBLIGATION  LIPPER INTERMEDIATE
            INSTITUTIONAL SHARES      MUNICIPAL BOND INDEX    MUNICIPAL FUND INDEX
12/31/90                    $10,000                  $10,000               $10,000
12/31/91                    $10,973                  $11,124               $11,085
12/31/92                    $11,744                  $11,951               $11,937
12/31/93                    $12,738                  $12,972               $13,124
12/31/94                    $12,277                  $12,793               $12,662
12/31/95                    $13,682                  $14,280               $14,292
12/31/96                    $14,186                  $14,940               $14,820
12/31/97                    $15,051                  $15,908               $15,870
12/31/98                    $15,859                  $16,838               $16,746
12/31/99                    $15,532                  $16,959               $16,515
12/31/00                    $16,977                  $18,262               $17,948

THE LEHMAN BROTHERS FIVE YEAR GENERAL OBLIGATION MUNICIPAL BOND INDEX IS AN UNMANAGED INDEX GENERALLY CONSIDERED REPRESENTATIVE OF THE INTERMEDIATE STATE GENERAL OBLIGATION MUNICIPAL BOND MARKET. THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES. SOME INVESTORS MAY BE SUBJECT TO THE ALTERNATIVE MINIMUM TAX AND/OR STATE AND LOCAL TAXES.

(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The quoted performance includes performance of common and collective trust fund ("Commingled") accounts advised by The Bank of New York dating back to 12/31/90 and prior to the Fund's commencement of operations on 4/1/97, as adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The adviser has agreed to assume a portion of the expenses for this Fund. Had expenses not been assumed, total return and the average annual return would have been lower. This voluntary waiver and assumption of expenses may be modified or terminated at any time, which would reduce the Fund's performance.
(2) Lehman Brothers indexes represent broad market averages for fixed-income securities.
(3) Lipper indexes are based on the performance of the largest funds within a given investment objective and do not include multiple share classes of similar funds. Returns for these indexes are net of fees. Source: Lipper Analytical Services, Inc.

BNY HAMILTON INTERMEDIATE NEW YORK TAX EXEMPT FUND

AN INTERVIEW WITH COLLEEN M. FREY, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR MUNICIPAL BONDS DURING 2000?

A. The U.S. economy ended the year in sharp contrast to its robust beginning. During the first six months of the year, the fixed income markets operated in an environment of rising interest rates led by the Fed's tightening process that began in June 1999. Yields on "Aaa"-rated municipal bonds peaked in mid-May with five- and ten-year bonds yielding 5.20% and 5.35%, respectively. The effects of twelve months of tightening, along with rising energy prices, began to take their toll, and signs of weakness in the economy became evident during the second half of the year. This weakness gave the markets justification to anticipate that the Fed would begin to cut rates. Yields on five- and- ten-year high-quality municipal bonds ended the year at 4.25% and 4.40%, the lowest levels since May 1999.

   Supply and demand continued to play a major role in the tax-exempt bond market. For the first three quarters 2000, new issue volume fell 20% under the pressures of high interest rates. However, as interest rates declined in the fourth quarter, new bond issuance increased, bringing year-end total new issue volume to $199 billion, only 12.5% less than 1999's level. Individuals, the major investor class for tax-exempt bonds, proved to have a healthy appetite for municipals this year as they sought refuge from the volatility and weakness in the equity market.

Q. GIVEN THIS CONTEXT, HOW DID THE FUND PERFORM?

A. The Fund performed well, returning 8.66% for the Institutional Class Shares and 8.49% for the Investor Class Shares(1) for the twelve-month period ended December 31, 2000. This compared very favorably with the Lehman Brothers Five-Year General Obligation Municipal Bond Index(2), which returned 7.68% for the same period. The Fund underperformed the Lipper New York Intermediate Municipal Debt Fund Average(3), which returned 9.63% for the year.

Q. WHAT STRATEGIES ACCOUNTED FOR THE FUND'S PERFORMANCE?

A. The most significant factor boosting our relative performance was the maturity and duration of the Fund vis-a-vis our benchmark, the Lehman Brothers Five-Year General Obligation Municipal Bond Index. We held the average maturity and average duration of the Fund steady in, respectively, the 6.5 and 5.1 year ranges for the first half of the year. However, as interest rates began their steady decline during the second half of the year and we took some profits, the Fund's average maturity and average duration were shortened to 6.0 and 4.9 years by year-end. This was still longer than the average maturity and duration of the Lehman benchmark, which ended the year at 5.0 and 3.9 years.

   The Fund's performance also benefited when Standard & Poor's announced the upgrade of a number of New York State's bond issues, several of which were part of the Fund's holdings. These included New York State's General Obligation debt, which was upgraded to "AA" from "A+," as well as the State's appropriation bond issues, such as the New York State Dormitory Authority for the State University of New York, New York State Thruway Authority's Highway and Bridge Service Contract bonds, and New York State Urban Development Corp.'s Correctional Facility issues.

Q. WHICH OF THE FUND'S HOLDINGS WERE THE BEST PERFORMERS?

A. Some of the best performing bonds in the Fund during 2000 were bonds that were purchased in the secondary market at prices well below their face value. As interest rates declined, these bonds rose in price by year-end producing better than average total returns.

Q. WHAT IS YOUR STRATEGIC OUTLOOK FOR THE YEAR AHEAD?

A. As the Fed continues to ease monetary policy in the months ahead, we expect to see an increase in new issue volume relative to 2000's levels. In particular, issuers that postponed bond sales during 2000 because of high rates may be in the market in 2001. We would also expect to see an increase in bonds issued to refund outstanding debt issued at higher rates.

   Credit quality will be an area that we will watch closely in the coming year. The strong economic conditions of the past several years have strengthened the financial condition of municipal issuers and have allowed them to establish healthy reserves. While credit quality of municipal bond issuers was strong throughout 2000, the economic slowdown we are currently experiencing will no doubt have some impact on major revenue sources, such as sales and income tax receipts. Quality spreads, which have been very narrow for sometime, may widen to reflect a more challenging economic environment for issuers.

   We will also be watching closely as the president focuses on his tax relief initiative. It is expected that his tax-cut proposal will include individual income tax rates. We do not feel that a reduction in the current marginal tax rates will have a significant impact on the tax-exempt bond market in the long run.

                                                         INSTITUTIONAL SHARES
                                                     -----------------------------
                                                      CUMULATIVE    AVERAGE ANNUAL
                      PERIOD                         TOTAL RETURN    TOTAL RETURN
                      ------                         ------------   --------------
1 Year.............................................      8.66%           8.66%
5 Years(4).........................................     24.26%           4.45%
Since Inception (8/10/92)(4).......................     46.36%           4.65%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          BNY HAMILTON INTERMEDIATE        LEHMAN BROTHERS            LIPPER NEW YORK
             NEW YORK TAX-EXEMPT     FIVE YEAR GENERAL OBLIGATION  INTERMEDIATE MUNICIPAL
          FUND INSTITUTIONAL SHARES      MUNICIPAL BOND INDEX        DEBT FUND AVERAGE
8/10/92                     $10,000                       $10,000                 $10,000
7/31/93                     $10,549                       $10,657                 $10,715
7/31/94                     $10,769                       $10,927                 $10,935
7/31/95                     $11,426                       $11,752                 $11,628
7/31/96                     $11,898                       $12,296                 $12,158
7/31/97                     $12,707                       $13,215                 $13,117
7/31/98                     $13,248                       $13,854                 $13,685
7/31/99                     $13,583                       $14,351                 $14,007
7/31/00                     $14,030                       $14,961                 $14,545
12/31/00                    $14,171                       $15,673                 $15,242

THE LEHMAN BROTHERS FIVE YEAR GENERAL OBLIGATION MUNICIPAL BOND INDEX IS AN UNMANAGED INDEX GENERALLY CONSIDERED REPRESENTATIVE OF THE INTERMEDIATE STATE GENERAL OBLIGATION MUNICIPAL BOND MARKET. THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES. SOME INVESTORS MAY BE SUBJECT TO THE ALTERNATIVE MINIMUM TAX AND/OR STATE AND LOCAL TAXES. FOR COMPARATIVE PURPOSES, THE INDEX'S JULY 31, 1992 VALUE IS USED AS THE AUGUST 10, 1992 VALUE.

(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(2) Lehman Brothers indexes represent broad market averages for fixed-income securities.
(3) Lipper indexes are based on the performance of the largest funds within a given investment objective and do not include multiple share classes of similar funds. Returns for these indexes are net of fees. Source: Lipper Analytical Services, Inc.
(4) Total return figures are shown at net asset value for all periods. These figures do not consider the effect of the sales load in effect from July 11, 1994-July 12, 1996. Had the sales load been factored in to the above figures, average annual total return for 5 years and since inception would have been lower. The quoted performance for the Institutional Shares prior to their inception on 4/1/97 is based on the performance of the Fund's Investor Shares, adjusted to reflect fees and expenses. The inception date for the Investor Shares of the Fund was August 10, 1992. The adviser has agreed to assume a portion of the expenses for this Fund. Had expenses not been assumed, total return and the average annual return would have been lower. This volunary waiver and assumption of expenses may be modified or terminated at any time, which would reduce the Fund's performance.

BNY HAMILTON MONEY FUND

AN INTERVIEW WITH RICHARD KLINGMAN, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. WHAT FACTORS INFLUENCED THE MONEY MARKETS DURING 2000?

A. The economy entered 2000 in the midst of a steady campaign by the Federal Reserve to dampen the risk of inflation posed by a very strong economy. The Fed gradually increased the target federal funds rate from 5.50% at the start of the year to 6.50% by May 2000, where it remained throughout the rest of the year. The signs of economic slowdown grew increasingly evident and in an unprecedented move, the Fed shifted from a tightening stance directly to an easing bias in December.

Q. GIVEN THIS CONTEXT, HOW DID THE BNY HAMILTON MONEY FUND PERFORM?

A. Hamilton Shares of the Fund posted a total return of 6.31%, Premier Shares returned 6.04%, and Classic Shares returned 5.78%(1) for the twelve-month period ended December 31, 2000. The seven-day current and the 30-day effective yields for the twelve-month period ended December 31, 2000 were 6.39% and 6.58%, respectively for the Hamilton Shares; 6.14% and 6.32% for the Premier Shares; and 5.89% and 6.05% for the Classic Shares(2).

   During this period, the Fund's assets grew significantly, increasing over $2.5 billion, or 74%. As of December 31, 2000, the Fund had a total asset size of more than $5.9 billion.

Q. WHAT ACCOUNTED FOR THE FUND'S PERFORMANCE?

A. The Fund seeks to achieve a competitive yield with an emphasis on safety and liquidity. For this reason, we invest in a variety of instrument types in various sectors over the short-term yield curve, while at the same time providing a significant overnight base of liquidity and a steady stream of maturities.

   We are extremely focused on the quality of our investments and the Fund has earned both an AAAm rating from Standard & Poor's Corporation and an Aaa rating from Moody's Investor Services. These ratings signify that the Fund's safety is excellent and that it has superior capacity to maintain its $1.00 net asset value per share, although there is no guarantee that it will do so.

Q. HOW WAS THE FUND WEIGHTED?

A. The Fund remained broadly diversified with exposure to various fixed- and variable-rate money market securities, including top-rated commercial paper (48%), bank issues (18%), repurchase agreements (19%), corporate debt (3%), and U.S. government and agency securities (12%). The weighted average maturity (WAM) of the Fund was 46 days as of December 31, 2000.

Q. WHAT IS YOUR STRATEGIC OUTLOOK GOING FORWARD?

A. The coming year promises to be a turbulent one for the money markets. The current economic climate indicates continued Fed easing, which will likely result in immediate downward pressure on short-term rates. The uncertainty as to the force and duration of the Fed's easing campaign also should draw more investors to the relative safety of the money market arena, thereby increasing the demand for securities and pushing short-term rates down even further. Against this backdrop, the BNY Hamilton Money Fund will continue to identify investments of significant relative value in order to maintain a competitive yield and a well-positioned portfolio.

(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(2) YIELDS WILL FLUCTUATE WITH CHANGES IN MARKET CONDITIONS. AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND STRIVES TO MAINTAIN THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

BNY HAMILTON TREASURY MONEY FUND

AN INTERVIEW WITH RICHARD KLINGMAN, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. WHAT FACTORS INFLUENCED TREASURY SECURITIES DURING 2000?

A. The short end of the Treasury yield curve was relatively stable for the majority of the twelve-month period ending December 31, 2000, with the indicative one-year U.S. Treasury Bill averaging 6.14% from January 2000 to November 2000. However, by the end of December this rate fell dramatically to 5.36%, as market sentiment quickly turned negative after a series of poor economic data was released. Expectation of a Federal Reserve move to cut rates early in 2001 mounted, particularly as the Fed made the unprecedented move to shift from a tightening stance directly to an easing bias in mid-December.

Q. GIVEN THIS CONTEXT, HOW DID THE BNY HAMILTON TREASURY MONEY FUND PERFORM?

A. Hamilton Shares of the Fund posted a total return of 6.09%, Premier Shares returned 5.82%, and Classic Shares returned 5.56%(1) for the twelve-month period ended December 31, 2000. The seven-day current and the 30-day effective yields for the twelve-month period ended December 31, 2000 were 6.03% and 6.34%, respectively for the Hamilton Shares; 5.78% and 6.08% for the Premier Shares; and 5.53% and 5.81% for the Classic Shares(3).

   During 2000 the Fund's assets grew significantly, increasing over $517 million, or 59%, to more than $1.392 billion.

Q. WHAT ARE YOUR GOALS IN MANAGING THE FUND?

A. The BNY Hamilton Treasury Money Fund is designed to provide high current income while preserving investors' capital and maintaining a very high level of liquidity. As a result, the Fund invests solely in securities issued by the U.S. Treasury or collateralized by U. S. Treasury obligations.

   Our emphasis on quality has earned the Fund an AAAm rating from Standard & Poor's Corporation and an Aaa rating from Moody's Investor Services. These ratings signify that the Fund's safety is excellent and that it has superior capacity to maintain its $1.00 net asset value per share, although there is no guarantee that it will do so.

Q. HOW WAS THE FUND WEIGHTED?

A. The Fund remained heavily weighted toward liquidity with overnight Treasury-backed repurchase agreements representing 77% of the Fund, U.S. Treasury Notes representing 11% of the Fund, and U.S. Treasury Bills representing the remaining 12%. The weighted average maturity (WAM) of the BNY Hamilton Treasury Money Fund was 27 days as of December 31, 2000.

Q. WHAT IS YOUR OUTLOOK FOR THE FUND?

A. The coming year promises to be a turbulent one for the short Treasury market, as we watch to see how aggressive the Fed will be in combating the economic slowdown. We will continue to monitor the direction of Federal Reserve policy and position the Fund as appropriate to provide liquidity, security and an attractive yield.

(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(2) YIELDS WILL FLUCTUATE WITH CHANGES IN MARKET CONDITIONS. AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE FDIC OR WITH ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND STRIVES TO MAINTAIN THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

        BNY HAMILTON LARGE CAP GROWTH FUND

        SCHEDULE OF INVESTMENTS

       DECEMBER 31, 2000

--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                           VALUE
-----------                                                     ------------
             COMMON STOCKS--92.3%
             BANKING AND FINANCE--1.2%
    128,932  Wells Fargo & Co.................................  $  7,179,901
                                                                ------------
             BEVERAGES, FOOD AND TOBACCO--1.2%
    114,467  The Coca-Cola Co.................................     6,975,333
                                                                ------------
             BIOSCIENCES--2.4%
    140,504  Amgen, Inc.*.....................................     8,983,474
    205,000  Serono SA ADR*...................................     4,907,187
                                                                ------------
                                                                  13,890,661
                                                                ------------
             CHEMICALS--1.3%
    160,146  duPont (E.I.) de Nemours & Co....................     7,737,054
                                                                ------------
             COMMUNICATIONS EQUIPMENT AND SYSTEMS--3.7%
    490,000  Nokia Corp. ADR..................................    21,315,000
                                                                ------------
             COMMUNICATIONS, MEDIA AND ENTERTAINMENT--1.5%
    163,158  Time Warner, Inc.................................     8,523,374
                                                                ------------
             COMPUTER SERVICES--0.3%
     42,600  America Online, Inc.*............................     1,482,480
                                                                ------------
             COMPUTERS--MICRO--2.9%
    183,320  Hewlett-Packard Co...............................     5,786,037
    380,000  Sun Microsystems, Inc.*..........................    10,592,500
                                                                ------------
                                                                  16,378,537
                                                                ------------
             COMPUTERS--SOFTWARE AND PERIPHERALS--8.3%
    454,120  Cisco Systems, Inc.*.............................    17,370,090
    270,000  EMC Corp.*.......................................    17,955,000
    350,000  Metromedia Fiber Network, Inc., Class A*.........     3,543,750
    197,296  Microsoft Corp.*.................................     8,557,714
                                                                ------------
                                                                  47,426,554
                                                                ------------
 NUMBER OF
  SHARES                                                           VALUE
-----------                                                     ------------
             COMMON STOCKS (CONTINUED)
             CONGLOMERATES--2.8%
    339,438  General Electric Co..............................  $ 16,271,809
                                                                ------------
             CONTAINERS AND PACKAGING--1.3%
    250,000  Sealed Air Corp.*................................     7,625,000
                                                                ------------
             ELECTRONIC EQUIPMENT AND COMPONENTS--4.9%
     34,959  Agilent Technologies, Inc.*......................     1,914,005
    200,000  Applied Materials, Inc.*.........................     7,637,500
    421,104  Intel Corp.......................................    12,659,439
    170,000  Solectron Corp.*.................................     5,763,000
                                                                ------------
                                                                  27,973,944
                                                                ------------
             FINANCIAL SERVICES--10.3%
    300,000  Charles Schwab Corp. (The).......................     8,512,500
    396,941  Citigroup, Inc...................................    20,268,800
    171,725  Fannie Mae.......................................    14,897,144
    194,200  Morgan Stanley Dean Witter & Co..................    15,390,350
                                                                ------------
                                                                  59,068,794
                                                                ------------
             HEALTH CARE PRODUCTS AND
             SERVICES--6.6%
    185,795  Johnson & Johnson................................    19,520,087
    302,000  Medtronic, Inc...................................    18,233,250
                                                                ------------
                                                                  37,753,337
                                                                ------------
             HOUSEHOLD AND PERSONAL CARE PRODUCTS--6.4%
    190,000  Colgate-Palmolive Co.............................    12,264,500
    130,016  The Gillette Co..................................     4,696,828
    251,938  The Procter & Gamble Co..........................    19,761,387
                                                                ------------
                                                                  36,722,715
                                                                ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP GROWTH FUND

       DECEMBER 31, 2000

--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                           VALUE
-----------                                                     ------------
             COMMON STOCKS (CONTINUED)
             INSURANCE--4.4%
    255,969  American International Group, Inc................  $ 25,228,945
                                                                ------------
             OIL AND GAS--11.9%
    220,000  BP Amoco PLC ADR.................................    10,532,500
    281,952  Enron Corp.......................................    23,437,260
    263,225  Exxon Mobil Corp.................................    22,884,123
    144,390  Schlumberger Ltd.................................    11,542,176
                                                                ------------
                                                                  68,396,059
                                                                ------------
             PHARMACEUTICALS--8.6%
    122,000  Bristol-Myers Squibb Co..........................     9,020,375
    120,000  Genentech, Inc.*.................................     9,780,000
    146,538  Merck & Co., Inc.................................    13,719,620
    372,348  Pfizer, Inc......................................    17,128,008
                                                                ------------
                                                                  49,648,003
                                                                ------------
             REAL ESTATE INVESTMENT TRUSTS--1.4%
    174,000  Duke-Weeks Realty Corp...........................     4,284,750
    140,000  Liberty Property Trust...........................     3,998,750
                                                                ------------
                                                                   8,283,500
                                                                ------------
             RESORTS AND ENTERTAINMENT--1.8%
    360,000  Walt Disney Co. (The)............................    10,417,500
                                                                ------------
             TELECOMMUNICATIONS--8.0%
    294,000  Corning, Inc.....................................    15,526,875
    245,497  Global Crossing Ltd.*............................     3,513,676
    110,000  Lucent Technologies, Inc.........................     1,485,000
    395,000  Nortel Networks Corp.............................    12,664,688
    125,000  Qwest Communications International, Inc.*........     5,125,000
    284,000  WorldCom, Inc.*..................................     3,993,750
    200,000  XO Communications, Inc., Class A*................     3,562,500
                                                                ------------
                                                                  45,871,489
                                                                ------------
 NUMBER OF
  SHARES                                                           VALUE
-----------                                                     ------------
             COMMON STOCKS (CONTINUED)
             UTILITIES--GAS AND ELECTRIC--1.1%
     75,000  Duke Energy Corp.................................  $  6,393,750
                                                                ------------
             TOTAL COMMON STOCKS
             (Cost $275,323,393)..............................   530,563,739
                                                                ------------

 PRINCIPAL
  AMOUNT
-----------
             MONEY MARKET FUNDS--7.7%
$17,196,920  ACM Institutional Reserves (Government
             Portfolio), 6.29%(a).............................    17,196,920
 26,791,070  ACM Institutional Reserves (Prime Portfolio),
             6.44%(a).........................................    26,791,070
                                                                ------------
             TOTAL MONEY MARKET FUNDS
             (Cost $43,987,990)...............................    43,987,990
                                                                ------------

             TOTAL INVESTMENTS
             (Cost $319,311,383)(b)-- 100.0%..................   574,551,729
             Other assets less
             liabilities--0.0%................................       173,809
                                                                ------------
             NET ASSETS--100.0%...............................  $574,725,538
                                                                ============

ADR  AMERICAN DEPOSITARY RECEIPT.
*    NON-INCOME PRODUCING SECURITY.
(a)  REPRESENTS ANNUALIZED 7 DAY YIELD AT DECEMBER 31, 2000.
(b) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT DECEMBER 31, 2000, NET UNREALIZED APPRECIATION WAS $255,307,387 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $283,143,202 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $27,835,815.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP GROWTH FUND

        STATEMENT OF ASSETS AND LIABILITIES
         DECEMBER 31, 2000

ASSETS:
  Investments at market value,
    (Cost $319,311,383).........................................................  $  574,551,729
  Receivables:
    Capital stock sold..........................................................         598,773
    Dividends...................................................................         225,680
    Interest....................................................................         207,220
  Deferred organization costs and other assets..................................          30,785
                                                                                  --------------
    TOTAL ASSETS................................................................     575,614,187
                                                                                  --------------
LIABILITIES:
  Due to custodian..............................................................           3,549
  Payables:
    Services provided by the Bank of New York and Administrator.................         420,501
    Capital stock repurchased...................................................         398,583
  Accrued expenses and other liabilities........................................          66,016
                                                                                  --------------
    TOTAL LIABILITIES...........................................................         888,649
                                                                                  --------------
NET ASSETS:.....................................................................  $  574,725,538
                                                                                  ==============
SOURCES OF NET ASSETS:
  Capital stock @ par...........................................................  $       41,401
  Capital surplus...............................................................     309,279,999
  Undistributed net investment income...........................................         129,195
  Accumulated net realized gain on investments..................................      10,034,597
  Net unrealized appreciation on investments....................................     255,240,346
                                                                                  --------------
NET ASSETS......................................................................  $  574,725,538
                                                                                  ==============
INSTITUTIONAL SHARES:
  Net assets....................................................................  $  549,981,825
                                                                                  ==============
  Shares outstanding............................................................      39,605,909
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $        13.89
                                                                                  ==============
INVESTOR SHARES:
  Net assets....................................................................  $   24,743,713
                                                                                  ==============
  Shares outstanding............................................................       1,795,175
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $        13.78
                                                                                  ==============
Institutional Shares authorized @ $.001 par value...............................     200,000,000
Investor Shares authorized @ $.001 par value....................................     200,000,000

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes of $22,944).......................  $    4,782,547
  Interest......................................................................       1,843,039
                                                                                  --------------
    TOTAL INCOME................................................................       6,625,586
                                                                                  --------------
EXPENSES:
  Advisory......................................................................       3,815,137
  Administration................................................................       1,271,712
  Transfer agent................................................................         126,421
  Accounting services...........................................................          59,898
  Custodian.....................................................................          59,783
  12b-1 fee--Investor Shares....................................................          58,238
  Reports to shareholders.......................................................          27,070
  Audit.........................................................................          21,370
  Amortization of organization cost.............................................          17,908
  Legal.........................................................................          15,543
  Registration and filings......................................................          10,300
  Insurance.....................................................................           8,383
  Cash management...............................................................           7,772
  Directors.....................................................................           4,610
  Other.........................................................................          23,979
                                                                                  --------------
    NET EXPENSES................................................................       5,528,124
                                                                                  --------------
    NET INVESTMENT INCOME.......................................................       1,097,462
                                                                                  --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on:
    Investments.................................................................      69,661,252
    Written call options........................................................         933,317
                                                                                  --------------
  Net realized gain on investments..............................................      70,594,569
                                                                                  --------------
  Increase (decrease) in unrealized appreciation on:
    Investments.................................................................     (85,082,661)
    Written call options........................................................       2,787,442
                                                                                  --------------
  Net unrealized loss on investments during the period..........................     (82,295,219)
                                                                                  --------------
  Net realized and unrealized loss on investments...............................     (11,700,650)
                                                                                  --------------
  Net decrease in net assets resulting from operations..........................  $  (10,603,188)
                                                                                  ==============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP GROWTH FUND

        STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        YEAR ENDED DECEMBER 31,
                                                                                  -----------------------------------
                                                                                        2000              1999
                                                                                  ----------------  -----------------
OPERATIONS:
  Net investment income.........................................................    $  1,097,462      $   1,802,377
  Net realized gain on investments..............................................      70,594,569         43,425,100
  Increase (decrease) in unrealized appreciation on investments during the
    year........................................................................     (82,295,219)       120,708,807
                                                                                    ------------      -------------
    Net increase (decrease) in net assets resulting from operations.............     (10,603,188)       165,936,284
                                                                                    ------------      -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income:
                                      Institutional Shares......................      (1,022,335)        (1,707,585)
                                      Investor Shares...........................         (21,763)           (32,566)
  Distributions from capital gains:
                               Institutional Shares.............................     (66,445,349)       (39,203,875)
                               Investor Shares..................................      (2,943,341)        (1,225,900)
                                                                                    ------------      -------------
                                                                                     (70,432,788)       (42,169,926)
                                                                                    ------------      -------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold:
                               Institutional Shares.............................      81,135,560         86,672,618
                               Investor Shares..................................      19,959,440         28,949,535
  Proceeds from shares issued on reinvestment of
    dividends and distributions: Institutional Shares...........................      65,607,435         38,770,428
                             Investor Shares....................................       2,631,200          1,258,079
  Value of capital stock repurchased:
                                 Institutional Shares...........................    (108,586,799)      (100,403,230)
                                 Investor Shares................................     (12,911,458)       (26,131,558)
                                                                                    ------------      -------------
  Net increase in net assets resulting from capital stock transactions..........      47,835,378         29,115,872
                                                                                    ------------      -------------
    INCREASE (DECREASE) IN NET ASSETS...........................................     (33,200,598)       152,882,230
NET ASSETS:
  Beginning of year.............................................................     607,926,136        455,043,906
                                                                                    ------------      -------------
  End of year (includes undistributed net investment income of $129,195 at
    December 31, 2000 and $156,915 at December 31, 1999)........................    $574,725,538      $ 607,926,136
                                                                                    ============      =============
CHANGES IN CAPITAL STOCK OUTSTANDING:
  Shares sold:
             Institutional Shares...............................................       4,781,260          6,049,520
             Investor Shares....................................................       1,211,510          2,117,449
  Shares issued on reinvestment of dividends
    and distributions: Institutional Shares.....................................       4,717,642          2,525,302
                    Investor Shares.............................................         190,919             82,520
  Shares repurchased:
                   Institutional Shares.........................................      (6,373,861)        (7,040,036)
                   Investor Shares..............................................        (768,732)        (1,911,599)
                                                                                    ------------      -------------
    Net increase................................................................       3,758,738          1,823,156
  Shares outstanding, beginning of year.........................................      37,642,346         35,819,190
                                                                                    ------------      -------------
  Shares outstanding, end of year...............................................      41,401,084         37,642,346
                                                                                    ============      =============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP GROWTH FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                      INSTITUTIONAL SHARES
                                          ---------------------------------------------
                                                                            FOR THE
                                                                            PERIOD
                                                                        APRIL 1, 1997*
                                            YEAR ENDED DECEMBER 31,         THROUGH
                                          ----------------------------   DECEMBER 31,
                                            2000      1999      1998         1997
                                          --------  --------  --------  ---------------
PER SHARE DATA:
Net asset value at beginning of
  period................................  $  16.15  $  12.71  $  10.94     $  10.00
                                          --------  --------  --------     --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income...................      0.03      0.05      0.11         0.08
Net realized and unrealized gain (loss)
  on investments........................     (0.37)     4.59      2.46         2.83
                                          --------  --------  --------     --------
  Total from investment operations......     (0.34)     4.64      2.57         2.91
                                          --------  --------  --------     --------
DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income....     (0.03)    (0.05)    (0.11)       (0.08)
Distributions from capital gains........     (1.89)    (1.15)    (0.69)       (1.89)
                                          --------  --------  --------     --------
  Total dividends and distributions.....     (1.92)    (1.20)    (0.80)       (1.97)
                                          --------  --------  --------     --------
Net asset value at end of period........  $  13.89  $  16.15  $  12.71     $  10.94
                                          ========  ========  ========     ========
TOTAL RETURN:...........................     (1.99)%    37.13%    23.49%       29.11%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).......................  $549,982  $589,285  $443,997     $373,326
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................      0.86%     0.85%     0.82%        0.82%***
  Expenses, prior to waiver from The
    Bank of New York....................      0.86%     0.86%     0.91%        0.88%***
  Net investment income, net of waiver
    from The Bank of New York...........      0.18%     0.36%     0.73%        0.89%***
Portfolio turnover rate.................        16%       18%       26%          37%

*    COMMENCEMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP GROWTH FUND

--------------------------------------------------------------------------------

                                                      INVESTOR SHARES
                                          ----------------------------------------
                                                                        FOR THE
                                                                        PERIOD
                                                                     MAY 1, 1997*
                                           YEAR ENDED DECEMBER 31,      THROUGH
                                          -------------------------  DECEMBER 31,
                                           2000     1999     1998        1997
                                          -------  -------  -------  -------------
PER SHARE DATA:
Net asset value at beginning of
  period................................  $ 16.05  $ 12.65  $ 10.92     $10.70
                                          -------  -------  -------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss)............    (0.01)    0.01     0.11       0.06
Net realized and unrealized gain (loss)
  on investments........................    (0.35)    4.57     2.42       2.12
                                          -------  -------  -------     ------
  Total from investment operations......    (0.36)    4.58     2.53       2.18
                                          -------  -------  -------     ------
DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income....    (0.02)   (0.03)   (0.11)     (0.07)
Distributions from capital gains........    (1.89)   (1.15)   (0.69)     (1.89)
                                          -------  -------  -------     ------
  Total dividends and distributions.....    (1.91)   (1.18)   (0.80)     (1.96)
                                          -------  -------  -------     ------
Net asset value at end of period........  $ 13.78  $ 16.05  $ 12.65     $10.92
                                          =======  =======  =======     ======
TOTAL RETURN:...........................    (2.14)%   36.83%   23.26%     20.37%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).......................  $24,744  $18,642  $11,047     $6,464
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................     1.11%    1.11%    1.07%      1.07%***
  Expenses, prior to waiver from The
    Bank of New York....................     1.11%    1.14%    1.21%      1.16%***
  Net investment income (loss), net of
    waiver from The Bank of New York....    (0.07)%    0.10%    0.50%      0.54%***
Portfolio turnover rate.................       16%      18%      26%        37%

*    COMMENCEMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH FUND

        SCHEDULE OF INVESTMENTS

       DECEMBER 31, 2000

--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                   VALUE
-----------                                             ------------
              COMMON STOCKS--92.5%
              ADVERTISING AND MARKETING
              SERVICES--0.2%
     73,050   DoubleClick, Inc.*......................  $    803,550
                                                        ------------
              BANK HOLDING COMPANIES--13.5%
    162,300   Astoria Financial Corp..................     8,814,919
    459,800   Banknorth Group, Inc....................     9,167,262
    122,400   Commerce Bancorp, Inc...................     8,369,100
    247,300   Dime Bancorp, Inc.......................     7,310,806
    298,900   Golden State Bancorp, Inc...............     9,396,669
    120,600   Greater Bay Bancorp.....................     4,944,600
    189,500   UCBH Holdings, Inc......................     8,835,437
                                                        ------------
                                                          56,838,793
                                                        ------------
              BANKING--1.0%
     68,500   Wilmington Trust Corp...................     4,251,281
                                                        ------------
              COMMUNICATIONS, MEDIA AND ENTERTAINMENT--1.6%
     75,650   Scholastic Corp.*.......................     6,704,481
                                                        ------------
              COMPUTER SERVICES--1.3%
      9,380   Cybear Group*...........................         3,517
     84,660   Network Appliance, Inc.*................     5,434,114
                                                        ------------
                                                           5,437,631
                                                        ------------
 NUMBER OF
  SHARES                                                   VALUE
-----------                                             ------------
              COMMON STOCKS (CONTINUED)
              COMPUTERS--SOFTWARE AND PERIPHERALS--12.3%
     94,840   Commerce One, Inc.*.....................  $  2,400,637
     50,810   Digex, Inc.*............................     1,143,225
     92,565   Finisar Corp.*..........................     2,684,385
    168,000   Informatica Corp.*......................     6,646,500
     71,150   Mercury Interactive Corp.*..............     6,421,288
    133,600   Metromedia Fiber Network, Inc.,
              Class A*................................     1,352,700
    121,400   Micromuse, Inc.*........................     7,327,628
    103,395   Netcentives, Inc.*......................       394,193
     49,900   Newport Corp............................     3,922,608
     71,800   Openwave Systems, Inc.*.................     3,441,912
     34,000   RealNetworks, Inc.*.....................       295,375
     86,300   Research in Motion Ltd.*................     6,904,000
     51,000   SanDisk Corp.*..........................     1,415,250
     39,600   SeaChange International, Inc.*..........       804,375
     63,684   VERITAS Software Corp.*.................     5,572,350
    136,340   Vitria Technology, Inc.*................     1,056,635
                                                        ------------
                                                          51,783,061
                                                        ------------
              EDUCATION--5.1%
    209,800   Apollo Group, Inc., Class A*............    10,319,538
    155,756   DeVry, Inc.*............................     5,879,789
    230,020   ITT Educational Services, Inc.*.........     5,060,440
                                                        ------------
                                                          21,259,767
                                                        ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH FUND

       DECEMBER 31, 2000

--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                   VALUE
-----------                                             ------------
              COMMON STOCKS (CONTINUED)
              ELECTRONIC EQUIPMENT AND COMPONENTS--9.5%
     68,800   Applied Micro Circuits Corp.*...........  $  5,163,225
    196,100   C-COR.net Corp.*........................     1,905,847
     96,400   EMCORE Corp.*...........................     4,530,800
    250,516   Flextronics International Ltd.*.........     7,139,706
    113,000   Jabil Circuit, Inc.*....................     2,867,375
     75,700   Lattice Semiconductor Corp.*............     1,390,988
     39,745   Microchip Technology, Inc.*.............       871,906
     89,333   QLogic Corp.*...........................     6,878,641
     96,800   Sawtek, Inc.*...........................     4,470,950
    121,800   TranSwitch Corp.*.......................     4,765,425
                                                        ------------
                                                          39,984,863
                                                        ------------
              ELECTRONICS--0.2%
     12,500   PMC - Sierra, Inc.*.....................       982,813
                                                        ------------
              FINANCIAL SERVICES--0.6%
     36,540   Bank United Corp., Class A..............     2,491,571
                                                        ------------
              FOOD WHOLESALING--1.4%
     60,700   Dean Foods Co...........................     1,862,731
     79,000   Performance Food Group Co.*.............     4,049,984
                                                        ------------
                                                           5,912,715
                                                        ------------
 NUMBER OF
  SHARES                                                   VALUE
-----------                                             ------------
              COMMON STOCKS (CONTINUED)
              HEALTH AND MEDICAL FACILITIES--5.9%
    262,800   Community Health Systems, Inc.*.........  $  9,198,000
    136,800   Province Healthcare Co.*................     5,386,500
     26,600   Quest Diagnostics, Inc.*................     3,777,200
     58,400   Universal Health Services, Inc.,
              Class B.................................     6,526,200
                                                        ------------
                                                          24,887,900
                                                        ------------
              HUMAN RESOURCES--0.7%
    147,000   Korn/Ferry International*...............     3,123,750
                                                        ------------
              INVESTMENT MANAGEMENT--1.4%
     40,600   Legg Mason, Inc.........................     2,212,700
     96,900   Waddell & Reed Financial, Inc...........     3,645,863
                                                        ------------
                                                           5,858,563
                                                        ------------
              MANUFACTURING--4.9%
     34,600   Maverick Tube Corp.*....................       782,825
    218,765   Scotts Co. (The), Class A*..............     8,080,632
    142,140   Waters Corp.*...........................    11,868,690
                                                        ------------
                                                          20,732,147
                                                        ------------
              MEDIA--2.8%
     81,600   Emmis Communications Corp., Class A*....     2,340,900
     71,160   Gemstar - TV Guide International,
              Inc.*...................................     3,282,255
     44,000   Hispanic Broadcasting Corp.*............     1,122,000
    147,210   Radio One, Inc.*........................     1,573,307
    294,420   Radio One, Inc., Class D*...............     3,238,620
                                                        ------------
                                                          11,557,082
                                                        ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH FUND

       DECEMBER 31, 2000

--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                   VALUE
-----------                                             ------------
              COMMON STOCKS (CONTINUED)
              MEDICAL CARE AND PRODUCTS--4.0%
     91,200   AmeriSource Health Corp., Class A*......  $  4,605,600
    143,950   Celgene Corp.*..........................     4,678,375
     65,000   Cephalon, Inc.*.........................     4,115,313
    104,000   Patterson Dental Co.*...................     3,523,000
                                                        ------------
                                                          16,922,288
                                                        ------------
              MEDICAL INSTRUMENTS--0.2%
    157,000   ORATEC Interventions, Inc.*.............       804,625
                                                        ------------
              OIL AND GAS--4.4%
     19,550   BJ Services Co.*........................     1,346,506
    513,000   Grey Wolf, Inc.*........................     3,013,875
     77,100   Newfield Exploration Co.*...............     3,657,431
     94,900   Patterson Energy, Inc.*.................     3,535,025
     31,900   Stolt Offshore SA ADR*..................       342,925
     63,800   Stolt Offshore SA*......................       701,800
     88,600   Stone Energy Corp.*.....................     5,719,130
                                                        ------------
                                                          18,316,692
                                                        ------------
              OIL FIELD SERVICES AND
              EQUIPMENT--5.3%
    201,400   Cal Dive International, Inc.*...........     5,362,275
     56,700   Core Laboratories NV*...................     1,548,619
    122,960   National-Oilwell, Inc.*.................     4,757,015
    194,200   Precision Drilling Corp.*...............     7,294,638
    167,800   Superior Energy Services, Inc.*.........     1,929,700
     64,750   Varco International, Inc.*..............     1,408,313
                                                        ------------
                                                          22,300,560
                                                        ------------
 NUMBER OF
  SHARES                                                   VALUE
-----------                                             ------------
              COMMON STOCKS (CONTINUED)
              PHARMACEUTICALS--3.8%
     79,200   Alkermes, Inc.*.........................  $  2,484,900
    125,505   Alpharma, Inc., Class A.................     5,506,532
     78,000   MedImmune, Inc.*........................     3,719,625
     91,650   Shire Pharmaceuticals Group PLC ADR*....     4,221,628
                                                        ------------
                                                          15,932,685
                                                        ------------
              PUBLISHING--1.1%
    102,800   Houghton Mifflin Co.....................     4,767,350
                                                        ------------
              RECORDS STORAGE--0.8%
     95,345   Iron Mountain, Inc.*....................     3,539,683
                                                        ------------
              RETAILING--3.6%
    100,000   BJ's Wholesale Club, Inc.*..............     3,837,500
    167,450   Linens 'n Things, Inc.*.................     4,625,806
     71,100   The Children's Place Retail Stores,
              Inc.*...................................     1,439,775
     91,300   The Men's Wearhouse, Inc.*..............     2,487,925
    180,200   Venator Group, Inc......................     2,793,100
                                                        ------------
                                                          15,184,106
                                                        ------------
              RETAIL--SPECIALTY STORES--1.7%
     85,825   Duane Reade, Inc.*......................     2,623,027
     63,500   Tiffany & Co............................     2,008,188
    115,000   Williams-Sonoma, Inc.*..................     2,300,000
                                                        ------------
                                                           6,931,215
                                                        ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH FUND

       DECEMBER 31, 2000

--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                   VALUE
-----------                                             ------------
              COMMON STOCKS (CONTINUED)
              TELECOMMUNICATIONS--4.2%
     70,300   Digital Lightwave, Inc.*................  $  2,227,631
     39,750   Efficient Networks, Inc.*...............       566,438
    210,100   Motient Corp.*..........................       840,400
     26,625   Next Level Communications, Inc.*........       302,859
     20,800   Powertel, Inc.*.........................     1,288,300
     54,292   TELUS Corp.(a)..........................     1,408,199
     62,800   VoiceStream Wireless Corp.*.............     6,319,250
     72,400   Western Wireless Corp., Class A*........     2,837,175
    106,675   XO Communications, Inc., Class A*.......     1,900,148
                                                        ------------
                                                          17,690,400
                                                        ------------
              TRANSPORTATION--0.4%
     27,300   Swift Transportation Co., Inc.*.........       540,881
     60,700   Werner Enterprises, Inc.................     1,031,900
                                                        ------------
                                                           1,572,781
                                                        ------------
              UTILITIES--GAS AND ELECTRIC--0.6%
    232,800   TNPC, Inc.*.............................     2,284,350
                                                        ------------
              TOTAL COMMON STOCKS
              (Cost $275,753,272).....................   388,856,703
                                                        ------------

              WARRANTS--0.0%
              COMMUNICATIONS, MEDIA AND ENTERTAINMENT--0.0%
         15   Acclaim Entertainment, expiring
              4/04/2002*
              (Cost $0)...............................             8
                                                        ------------

 PRINCIPAL
  AMOUNT                                                   VALUE
-----------                                             ------------
              MONEY MARKET FUNDS--7.5%
$12,726,941   ACM Institutional Reserves (Government
              Portfolio), 6.29%(b)....................  $ 12,726,941
 18,931,845   ACM Institutional Reserves (Prime
              Portfolio), 6.44%(b)....................    18,931,845
                                                        ------------
              TOTAL MONEY MARKET FUNDS
              (Cost $31,658,786)......................    31,658,786
                                                        ------------
              TOTAL INVESTMENTS
              (Cost $307,412,058)(c)--100.0%..........   420,515,497
              Other assets less liabilities--0.0%.....       144,910
                                                        ------------
              NET ASSETS--100.0%......................  $420,660,407
                                                        ============

ADR  AMERICAN DEPOSITARY RECEIPT.
*    NON-INCOME PRODUCING SECURITY.
(a)  NON-VOTING SHARES.
(b)  REPRESENTS ANNUALIZED 7 DAY YIELD AT DECEMBER 31, 2000.
(c) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT DECEMBER 31, 2000, NET UNREALIZED APPRECIATION WAS $113,103,439 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $147,789,402 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $34,685,963.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH FUND

        STATEMENT OF ASSETS AND LIABILITIES
         DECEMBER 31, 2000

ASSETS:
  Investments at market value,
    (Cost $307,412,058).........................................................  $  420,515,497
  Receivables:
    Capital stock sold..........................................................         518,342
    Interest....................................................................         181,014
    Dividends...................................................................          40,522
  Deferred organization costs and other assets..................................          16,651
                                                                                  --------------
    TOTAL ASSETS................................................................     421,272,026
                                                                                  --------------
LIABILITIES:
  Payables:
    Services provided by the Bank of New York and Administrator.................         352,498
    Capital stock repurchased...................................................         189,910
  Accrued expenses and other liabilities........................................          69,211
                                                                                  --------------
    TOTAL LIABILITIES...........................................................         611,619
                                                                                  --------------
NET ASSETS:.....................................................................  $  420,660,407
                                                                                  ==============
SOURCES OF NET ASSETS:
  Capital stock @ par...........................................................  $       23,604
  Capital surplus...............................................................     304,728,355
  Accumulated net realized gain on investments..................................       2,805,009
  Net unrealized appreciation on investments....................................     113,103,439
                                                                                  --------------
NET ASSETS......................................................................  $  420,660,407
                                                                                  ==============
INSTITUTIONAL SHARES:
  Net assets....................................................................  $  404,734,916
                                                                                  ==============
  Shares outstanding............................................................      22,703,092
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $        17.83
                                                                                  ==============
INVESTOR SHARES:
  Net assets....................................................................  $   15,925,491
                                                                                  ==============
  Shares outstanding............................................................         900,554
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $        17.68
                                                                                  ==============
Institutional Shares authorized @ $.001
  par value.....................................................................     200,000,000
Investor Shares authorized at @ $.001
  par value.....................................................................     200,000,000

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME:
  Interest......................................................................  $    1,714,264
  Dividends.....................................................................         571,597
                                                                                  --------------
    TOTAL INCOME................................................................       2,285,861
                                                                                  --------------
EXPENSES:
  Advisory......................................................................       3,292,685
  Administration................................................................         878,050
  Transfer agent................................................................         136,930
  Custodian.....................................................................          61,405
  Accounting services...........................................................          59,857
  12b-1 fee--Investor Shares....................................................          39,923
  Registration and filings......................................................          29,147
  Reports to shareholders.......................................................          22,332
  Audit.........................................................................          18,904
  Legal.........................................................................          12,259
  Amortization of organization cost.............................................           7,704
  Cash management...............................................................           4,939
  Directors.....................................................................           4,610
  Insurance.....................................................................           3,718
  Other.........................................................................          14,853
                                                                                  --------------
    TOTAL EXPENSES..............................................................       4,587,316
  Earnings credit adjustment (Note 3)...........................................          (1,413)
                                                                                  --------------
    NET EXPENSES................................................................       4,585,903
                                                                                  --------------
    NET INVESTMENT LOSS.........................................................      (2,300,042)
                                                                                  --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments..............................................      72,430,503
  Decrease in unrealized appreciation on
    investments during the period...............................................     (76,099,951)
                                                                                  --------------
  Net realized and unrealized loss on investments...............................      (3,669,448)
                                                                                  --------------
  Net decrease in net assets resulting from operations..........................  $   (5,969,490)
                                                                                  ==============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH FUND

        STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        YEAR ENDED DECEMBER 31,
                                                                                  ------------------------------------
                                                                                        2000               1999
                                                                                  -----------------  -----------------
OPERATIONS:
  Net investment loss...........................................................    $  (2,300,042)     $  (1,783,917)
  Net realized gain on investments..............................................       72,430,503         45,847,162
  Increase (decrease) in unrealized appreciation on investments during the
    year........................................................................      (76,099,951)       156,806,864
                                                                                    -------------      -------------
    Net increase (decrease) in net assets resulting from operations.............       (5,969,490)       200,870,109
                                                                                    -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from capital gains:
                              Institutional Shares..............................      (83,161,191)       (26,279,793)
                              Investor Shares...................................       (3,236,280)        (1,007,248)
                                                                                    -------------      -------------
                                                                                      (86,397,471)       (27,287,041)
                                                                                    -------------      -------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold:
                               Institutional Shares.............................      249,908,136        185,379,834
                               Investor Shares..................................       46,928,808         99,736,662
  Proceeds from shares issued on reinvestment
    of distributions: Institutional Shares......................................       76,649,906         24,088,440
                  Investor Shares...............................................        3,231,984          1,006,431
  Value of capital stock repurchased:
                                 Institutional Shares...........................     (222,133,622)      (174,252,170)
                                 Investor Shares................................      (46,172,588)      (100,092,398)
                                                                                    -------------      -------------
    Net increase in net assets resulting from capital stock transactions........      108,412,624         35,866,799
                                                                                    -------------      -------------
      INCREASE IN NET ASSETS....................................................       16,045,663        209,449,867
NET ASSETS:
  Beginning of year.............................................................      404,614,744        195,164,877
                                                                                    -------------      -------------
  End of year...................................................................    $ 420,660,407      $ 404,614,744
                                                                                    =============      =============
CHANGES IN CAPITAL STOCK OUTSTANDING:
  Shares sold:
             Institutional Shares...............................................       10,519,096         12,733,932
             Investor Shares....................................................        1,887,311          7,024,511
  Shares issued on reinvestment of distributions:
                                           Institutional Shares.................        4,347,231          1,144,693
                                           Investor Shares......................          185,327             48,004
  Shares repurchased:
                   Institutional Shares.........................................       (9,263,183)       (11,897,764)
                   Investor Shares..............................................       (1,836,390)        (6,951,929)
                                                                                    -------------      -------------
    Net increase................................................................        5,839,392          2,101,447
  Shares outstanding, beginning of year.........................................       17,764,254         15,662,807
                                                                                    -------------      -------------
  Shares outstanding, end of year...............................................       23,603,646         17,764,254
                                                                                    =============      =============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                            INSTITUTIONAL SHARES
                                         -----------------------------------------------------------
                                                                                         FOR THE
                                                                                         PERIOD
                                                                                     APRIL 1, 1997*
                                                 YEAR ENDED DECEMBER 31,                 THROUGH
                                         ----------------------------------------     DECEMBER 31,
                                            2000        1999             1998             1997
                                         ----------- -----------     ------------    ---------------
PER SHARE DATA:
Net asset value at beginning of
  period................................  $  22.78    $  12.46         $  11.93         $  10.00
                                          --------    --------         --------         --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment loss.....................     (0.12)(a)     (0.11)(a)      (0.02)(a)        (0.02)
Net realized and unrealized gain (loss)
  on investments........................     (0.38)      12.08             0.91             2.80
                                          --------    --------         --------         --------
  Total from investment operations......     (0.50)      11.97             0.89             2.78
                                          --------    --------         --------         --------
DISTRIBUTIONS
Distributions from capital gains........     (4.45)      (1.65)           (0.36)           (0.85)
                                          --------    --------         --------         --------
Net asset value at end of period........  $  17.83    $  22.78         $  12.46         $  11.93
                                          ========    ========         ========         ========
TOTAL RETURN:...........................     (1.41)%     97.22%            7.89%           27.80%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).......................  $404,735    $389,553         $188,402         $133,741
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................      1.04%       1.04%            0.97%            0.97%***
  Expenses, prior to waiver from The
    Bank of New York....................      1.04%       1.06%            1.13%            1.10%***
  Net investment loss, net of waiver
    from The Bank of New York...........     (0.51)%     (0.73)%          (0.19)%          (0.26)%***
Portfolio turnover rate.................        47%         86%              84%              68%

*    COMMENCEMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.
(a)  BASED ON AVERAGE SHARES OUTSTANDING.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH FUND

--------------------------------------------------------------------------------

                                                              INVESTOR SHARES
                                         ----------------------------------------------------------
                                                                                        FOR THE
                                                                                         PERIOD
                                                                                      MAY 1, 1997*
                                                 YEAR ENDED DECEMBER 31,                THROUGH
                                         ----------------------------------------     DECEMBER 31,
                                            2000        1999             1998             1997
                                         ----------- -----------     ------------    --------------
PER SHARE DATA:
Net asset value at beginning of
  period................................   $ 22.67     $ 12.44         $ 11.94          $ 10.03
                                           -------     -------         -------          -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment loss.....................     (0.17)(a)     (0.13)(a)     (0.04)(a)        (0.02)
Net realized and unrealized gain (loss)
  on investments........................     (0.37)      12.01            0.90             2.78
                                           -------     -------         -------          -------
  Total from investment operations......     (0.54)      11.88            0.86             2.76
                                           -------     -------         -------          -------
DISTRIBUTIONS
Distributions from capital gains........     (4.45)      (1.65)          (0.36)           (0.85)
                                           -------     -------         -------          -------
Net asset value at end of period........   $ 17.68     $ 22.67         $ 12.44          $ 11.94
                                           =======     =======         =======          =======
TOTAL RETURN:...........................     (1.61)%     96.65%           7.55%           27.52%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).......................   $15,925     $15,062         $ 6,763          $ 1,162
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................      1.28%       1.33%           1.22%            1.22%***
  Expenses, prior to waiver from The
    Bank of New York....................      1.28%       1.37%           1.46%            1.40%***
  Net investment loss, net of waiver
    from The Bank of New York...........     (0.76)%     (0.96)%         (0.43)%          (0.54)%***
Portfolio turnover rate.................        47%         86%             84%              68%

*    COMMENCEMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.
(a)  BASED ON AVERAGE SHARES OUTSTANDING.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY FUND

        SCHEDULE OF INVESTMENTS

       DECEMBER 31, 2000

--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                 US$ VALUE
-----------                                             ------------
              COMMON STOCKS--92.4%
              AUSTRALIA--1.8%
     24,477   AMP Ltd.................................  $    275,018
     13,141   Australian Gas Light Co. Ltd............        92,908
     30,581   Broken Hill Proprietary Ltd.............       322,106
     38,762   FH Faulding & Co. Ltd...................       254,343
    122,120   Foster's Brewing Group Ltd..............       320,279
     22,800   Gradipore Ltd.*.........................        52,955
     17,050   Lend Lease Corp. Ltd....................       158,591
     36,467   National Australia Bank Ltd.............       583,772
     46,739   News Corp. Ltd..........................       363,586
     83,300   ResMed, Inc.*...........................       337,606
     20,550   Rio Tinto Ltd...........................       336,128
     28,351   Securenet Ltd.*.........................        75,726
    166,000   TAB Ltd.................................       291,563
    282,098   Telestra Corp. Ltd......................     1,006,787
     68,540   Westpac Banking Corp. Ltd...............       502,482
                                                        ------------
                                                           4,973,850
                                                        ------------
              BELGIUM--0.8%
     63,330   UCB SA..................................     2,347,449
                                                        ------------
              CHINA--0.1%
    356,000   Shandong International Power Development
              Co. Ltd.................................        56,139
    398,000   Yanzhou Coal Mining Co. Ltd.............       109,706
                                                        ------------
                                                             165,845
                                                        ------------
 NUMBER OF
  SHARES                                                 US$ VALUE
-----------                                             ------------
              COMMON STOCKS (CONTINUED)
              FINLAND--3.6%
    152,770   Nokia Corp..............................  $  6,813,046
    401,990   Nordic Baltic Holding AB FDR............     3,170,328
                                                        ------------
                                                           9,983,374
                                                        ------------
              FRANCE--12.6%
     86,016   Alcatel SA..............................     4,885,896
     11,173   Aventis SA..............................       980,824
      9,448   AXA.....................................     1,366,061
     26,450   Bouygues SA.............................     1,198,209
     16,270   Cap Gemini SA...........................     2,624,341
     18,135   Carrefour SA............................     1,139,078
     19,530   Establissements Economiques du Casino
              Guichard-
              Perrachon SA............................     1,969,319
     13,100   France Telecom SA.......................     1,130,922
     19,100   Pinault-Printemps-Redoute SA............     4,104,769
     33,740   Renault SA..............................     1,758,117
     11,200   Rexel SA................................       946,390
     15,400   Schneider Electric SA*..................     1,123,444
     30,670   STMicroelectronics NV...................     1,338,987
     21,700   Thomson Multimedia*.....................     1,015,424
     39,140   TotalFinaElf SA, B Shares...............     5,820,839
     51,150   Vivendi Universal SA....................     3,366,459
                                                        ------------
                                                          34,769,079
                                                        ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY FUND

       DECEMBER 31, 2000

--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                 US$ VALUE
-----------                                             ------------
              COMMON STOCKS (CONTINUED)
              GERMANY--8.1%
     14,030   Allianz AG..............................  $  5,295,334
     25,000   BASF AG.................................     1,137,217
     32,700   Bayerische Motoren Werke (BMW) AG.......     1,066,872
     30,090   Deutsche Bank AG........................     2,541,166
     39,400   Deutsche Telekom AG, Registered
              Shares..................................     1,202,235
     46,735   E.ON AG.................................     2,843,327
     12,195   Muenchener Rueckversicherungs -
              Gesellschaft AG.........................     4,350,859
     10,453   SAP AG..................................     1,216,949
     19,540   Siemens AG..............................     2,591,329
                                                        ------------
                                                          22,245,288
                                                        ------------
              HONG KONG--1.6%
     33,000   Bank of East Asia Ltd...................        85,251
    110,000   Cathay Pacific Airways..................       203,080
     23,000   Cheung Kong (Holdings) Ltd..............       294,138
     21,500   China Telecom (Hong Kong) Ltd.*.........       117,425
     39,000   CLP Holdings Ltd........................       194,502
     86,000   Giordano International Ltd..............        39,693
     32,700   Hang Seng Bank Ltd......................       440,198
     30,000   Henderson Land Development Co. Ltd......       152,694
 NUMBER OF
  SHARES                                                 US$ VALUE
-----------                                             ------------
              COMMON STOCKS (CONTINUED)
    128,700   Hong Kong & China Gas Co. Ltd...........  $    188,927
     26,000   Hong Kong Electric Holdings Ltd.........        96,001
     20,000   HSBC Holdings PLC.......................       296,158
    102,200   Hutchison Whampoa Ltd...................     1,274,241
     42,000   Johnson Electric Holdings Ltd...........        64,616
     78,000   Li & Fung Ltd...........................       142,002
    190,195   Pacific Century Cyberworks Ltd.*........       123,141
     43,000   Sun Hung Kai Properties Ltd.............       428,627
     21,000   Swire Pacific Ltd., A Shares............       151,444
     32,000   Television Broadcasting Ltd.............       168,207
                                                        ------------
                                                           4,460,345
                                                        ------------
              IRELAND--0.7%
     99,440   CRH PLC.................................     1,854,132
                                                        ------------
              ITALY--4.5%
    119,070   Assicurazioni Generali SpA..............     4,728,815
    127,440   Bulgari SpA.............................     1,567,425
    263,900   ENI SpA.................................     1,684,837
     87,900   San Paolo - IMI SpA.....................     1,421,123
    214,120   Telecom Italia Mobile SpA...............     1,708,778
    110,930   Telecom Italia SpA......................     1,226,885
                                                        ------------
                                                          12,337,863
                                                        ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY FUND

       DECEMBER 31, 2000

--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                 US$ VALUE
-----------                                             ------------
              COMMON STOCKS (CONTINUED)
              JAPAN--18.9%
      4,000   Aiful Corp..............................  $    326,795
     85,000   Ajinomoto Co., Inc......................     1,105,298
     40,000   Asahi Glass Co. Ltd.....................       330,298
     24,000   Canon, Inc..............................       840,630
     90,000   Daiwa Securities Group, Inc.............       940,193
        226   East Japan Railway Co...................     1,325,919
     11,300   Fanuc Ltd...............................       768,835
     22,000   Fuji Photo Film Co., Ltd................       920,841
         96   Fuji Television Network, Inc............       669,142
     53,000   Fujitsu Ltd.............................       781,541
     96,000   Hitachi Ltd.............................       855,762
     18,000   Honda Motor Co. Ltd.....................       671,454
      4,200   Hoya Corp...............................       308,932
     69,000   Isetan Co. Ltd..........................       728,065
     10,000   Ito-Yokado Co. Ltd......................       499,124
     93,000   Japan Airlines Co. Ltd..................       425,911
     66,600   Kansai Electric Power Co., Inc..........     1,130,800
     59,000   Kao Corp................................     1,715,236
      3,900   Konami Co. Ltd..........................       292,671
      5,200   Kyocera Corp............................       567,811
     32,000   Marui Co. Ltd...........................       483,362
    107,000   Matsushita Electric Industrial Co.
              Ltd.....................................     2,557,881
     43,000   Minebea Co. Ltd.........................       398,371
     30,000   Mitsubishi Estate Co. Ltd...............       320,490
    237,000   Mitsubishi Heavy Industries Ltd.*.......     1,033,503
     53,000   Mitsui Fudosan Co. Ltd..................       526,751
        146   Mizuho Holdings, Inc....................       905,149
     78,000   NEC Corp................................     1,427,496
 NUMBER OF
  SHARES                                                 US$ VALUE
-----------                                             ------------
              COMMON STOCKS (CONTINUED)
      3,800   Nintendo Co. Ltd........................  $    598,616
     14,000   Nippon COMSYS Corp......................       251,313
        353   Nippon Telegraph & Telephone Corp.......     2,543,949
    213,000   Nissan Motor Co. Ltd....................     1,227,268
    107,000   Nomura Securities Co. Ltd...............     1,925,438
         23   NTT DoCoMo, Inc.*.......................       396,760
         40   Orix Corp...............................         4,014
     37,000   Ricoh Co. Ltd...........................       683,625
      6,000   Rohm Co. Ltd............................     1,140,105
    118,000   Sakura Bank Ltd.........................       712,960
     85,000   Sanyo Electric Co. Ltd..................       707,093
      7,000   Secom Co. Ltd...........................       456,655
      9,000   Seven-Eleven Japan Co. Ltd..............       512,259
     12,000   Shin-Etsu Chemical Co. Ltd..............       462,347
      6,400   SMC Corp................................       823,818
     10,000   Softbank Corp...........................       347,636
     31,000   Sony Corp...............................     2,144,483
    143,000   Sumitomo Bank Ltd.......................     1,468,818
     67,000   Sumitomo Chemical Co. Ltd...............       332,653
     55,000   Sumitomo Electric Industries Ltd........       902,539
     45,000   Takeda Chemical Industries Ltd..........     2,663,748
    134,000   The Bank Of Tokyo - Mitsubishi..........     1,334,133
     18,000   The Furukawa Electric Co................       314,448
     78,200   Tokyo Electric Power Co., Inc...........     1,941,305
     93,000   Tokyo Gas Co. Ltd.......................       275,254
     95,000   Toshiba Corp............................       635,552
    105,100   Toyota Motor Corp.......................     3,359,151

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY FUND

       DECEMBER 31, 2000

--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                 US$ VALUE
-----------                                             ------------
              COMMON STOCKS (CONTINUED)
     24,000   Yamanouchi Pharmaceutical Co. Ltd.......  $  1,038,179
                                                        ------------
                                                          52,062,380
                                                        ------------
              NETHERLANDS--10.3%
     50,510   Aegon NV................................     2,089,448
    103,250   Ahold NV................................     3,330,833
     43,960   Akzo Nobel NV...........................     2,360,822
     50,300   Fortis (NL) NV..........................     1,634,006
     44,925   Internationale Nederlanden Groep NV.....     3,588,601
     19,935   Koninklijke Numico NV...................     1,003,207
     44,170   Philips Electronics NV..................     1,618,170
    105,128   Royal Dutch Petroleum Co................     6,441,323
     46,875   TNT Post Group NV.......................     1,133,696
     41,300   Unilever NV.............................     2,613,482
     54,240   Verenigde Nederlandse Uitgeversbedrijven
              NV......................................     2,665,913
                                                        ------------
                                                          28,479,501
                                                        ------------
              NEW ZEALAND--0.2%
    160,138   Auckland International Airport Ltd......       222,502
     44,269   Fisher & Paykel Industries Ltd..........       156,320
     73,155   Telecom Corp. of New Zealand Ltd........       155,704
                                                        ------------
                                                             534,526
                                                        ------------
              NORWAY--0.5%
     70,900   Tomra Systems ASA.......................     1,374,826
                                                        ------------
              PHILIPPINES--0.0%
  1,750,000   Pryce Corp.*............................        28,700
                                                        ------------
 NUMBER OF
  SHARES                                                 US$ VALUE
-----------                                             ------------
              COMMON STOCKS (CONTINUED)
              SINGAPORE--0.7%
     68,000   Capitaland Ltd.*........................  $    117,647
     47,000   City Developments Ltd...................       218,195
     28,000   DBS Group Holdings Ltd..................       316,494
    142,218   Neptune Orient Lines Ltd................       111,544
     54,800   Oversea-Chinese Banking Corp. Ltd.......       407,682
     35,173   Overseas Union Bank Ltd.................       164,303
     12,000   Parkway Holdings Ltd....................        22,145
     25,000   Singapore Airlines Ltd..................       247,982
     92,000   Singapore Technologies Engineering
              Ltd.....................................       148,028
     54,000   Singapore Telecommunications Ltd........        83,772
    207,000   SMRT Corp. Ltd..........................        84,161
                                                        ------------
                                                           1,921,953
                                                        ------------
              SPAIN--3.1%
    112,191   Banco Bilbao Vizcaya Argentaria SA......     1,669,540
     32,350   Banco Popular Espanol SA................     1,126,828
    194,000   Banco Santander Central Hispano SA......     2,076,425
     72,650   Empresa Nacional de Electricidad SA.....     1,238,003
    140,100   Telefonica SA...........................     2,315,050
                                                        ------------
                                                           8,425,846
                                                        ------------
              SWEDEN--1.4%
    270,300   Ericsson AB, B Shares...................     3,079,566
     55,915   Skandia Forsakrings AB..................       909,645
                                                        ------------
                                                           3,989,211
                                                        ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY FUND

       DECEMBER 31, 2000

--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                 US$ VALUE
-----------                                             ------------
              COMMON STOCKS (CONTINUED)
              SWITZERLAND--5.9%
      9,170   ABB Ltd.................................  $    977,549
      3,220   Adecco SA...............................     2,026,782
        656   Compagnie Financiere Richemont AG.......     1,754,866
      6,600   Credit Susse Group......................     1,254,428
        565   Nestle SA...............................     1,317,927
      2,740   Novartis AG.............................     4,844,246
        215   Roche Holding AG-Genussshein............     2,190,466
      2,990   Zurich Financial Services AG*...........     1,802,672
                                                        ------------
                                                          16,168,936
                                                        ------------
              UNITED KINGDOM--17.6%
     39,500   Barclays PLC............................     1,222,465
    800,000   BP Amoco PLC............................     6,452,577
    105,660   Cable & Wireless PLC....................     1,425,108
    844,910   Centrica PLC............................     3,271,739
    131,400   Diageo PLC..............................     1,471,994
    253,890   GlaxoSmithKline PLC*....................     7,167,320
    195,600   Granada Compass PLC*....................     2,128,373
    255,755   HSBC Holdings PLC.......................     3,762,788
    107,200   Pearson PLC.............................     2,545,900
    112,700   Reckitt Benckiser PLC...................     1,552,045
    131,900   Royal Bank of Scotland PLC..............     3,116,741
    880,700   Tesco PLC...............................     3,587,915
  2,686,800   Vodafone Group PLC......................     9,852,269
     77,630   WPP Group PLC...........................     1,011,103
                                                        ------------
                                                          48,568,337
                                                        ------------
              TOTAL COMMON STOCKS
              (Cost $254,927,728).....................   254,691,441
                                                        ------------

 NUMBER OF
  SHARES                                                 US$ VALUE
-----------                                             ------------
              PREFERRED STOCKS--0.9%
              AUSTRALIA--0.1%
     51,175   News Corp. Ltd..........................  $    363,972
                                                        ------------
              GERMANY--0.8%
      8,090   Fresenius AG............................     2,149,535
                                                        ------------
              TOTAL PREFERRED STOCKS
              (Cost $2,442,742).......................     2,513,507
                                                        ------------

              WARRANTS--0.0%
              GERMANY--0.0%
         50   Muenchener Rueckversicherungs -
              Gesellschaft AG,
              expiring 6/30/2002
              (Cost $2,030)...........................         5,117
                                                        ------------


                TOTAL INVESTMENTS
                (Cost $257,372,500)(a)--93.3%...........  $257,210,065
                Other assets less liabilities--6.7%.....    18,520,269
                                                          ------------
                NET ASSETS--100.0%......................  $275,730,334
                                                          ============

FDR  FINNISH DEPOSITARY RECEIPT
*    NON-INCOME PRODUCING SECURITY.
(a) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT DECEMBER 31, 2000, NET UNREALIZED DEPRECIATION WAS $2,139,510 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $21,112,017 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $23,251,527.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY FUND

        INDUSTRY DIVERSIFICATION

       DECEMBER 31, 2000

--------------------------------------------------------------------------------

                                                           % OF
                                                          TOTAL
                                           US$ VALUE    NET ASSETS
                                          ------------  ----------
Advertising and Marketing Services......  $  1,011,103        0.4%
Airlines................................     1,099,475        0.4
Automotive..............................     8,082,862        2.9
Banking and Finance.....................    26,102,339        9.5
Beverages, Food and Tobacco.............     8,549,538        3.1
Chemicals...............................     5,819,570        2.1
Communications, Media and
  Entertainment.........................     7,959,570        2.9
Computer Services.......................     3,047,703        1.1
Computers--Software and Peripherals.....     1,216,949        0.4
Consumer Goods and Services.............     3,534,323        1.3
Diversified Operations..................     9,511,846        3.4
Electronic Equipment and Components.....    20,116,306        7.3
Export Trading..........................       142,002        0.0
Financial Services......................     9,062,205        3.3
Health Care Products and Services.......     1,956,805        0.7
Household and Personal Care Products....     1,552,045        0.6
Human Resources.........................     2,026,782        0.7
Insurance...............................    24,411,570        8.9
Machinery and Engineering...............     2,500,403        0.9
Manufacturing...........................     8,285,068        3.0
Mining..................................       767,940        0.3
Oil and Gas.............................    21,904,955        7.9
Pharmaceuticals.........................    19,737,195        7.2
Real Estate Development.................     2,245,833        0.8
Reatil--Apparel and Shoes...............        39,693        0.0
Retail--Department Stores...............     5,316,196        1.9
Retail--Food Stores.....................     7,707,695        2.8
Retail--Specialty Stores................     1,567,425        0.6
Telecommunications......................    38,318,606       13.9
Transportation..........................     1,329,401        0.5
Utilities--Gas and Electric.............    12,286,662        4.5
                                          ------------   --------
Total Value of Investments..............   257,210,065       93.3
Other assets less liabilities...........    18,520,269        6.7
                                          ------------   --------
Net Assets..............................  $275,730,334      100.0%
                                          ============   ========

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY FUND

        STATEMENT OF ASSETS AND LIABILITIES
         DECEMBER 31, 2000

ASSETS:
  Investments at value, (Cost $257,372,500).....................................  $  257,210,065
  Cash..........................................................................      16,797,644
  Foreign currency at value, (Cost $596,084)....................................         529,286
  Receivables:
    Investments sold............................................................       1,702,363
    Currency contracts sold.....................................................       1,696,390
    Capital stock sold..........................................................         749,750
    Dividends...................................................................         368,328
  Deferred organization costs and other assets..................................          11,696
                                                                                  --------------
    TOTAL ASSETS................................................................     279,065,522
                                                                                  --------------
LIABILITIES:
  Due to foreign custodian at value, (Cost $1,689,754)..........................       1,694,148
  Payables:
    Capital stock repurchased...................................................       1,260,031
    Services provided by the Bank of New York and Administrator.................         194,435
    Investments purchased.......................................................             706
  Accrued expenses and other liabilities........................................         185,868
                                                                                  --------------
    TOTAL LIABILITIES...........................................................       3,335,188
                                                                                  --------------
NET ASSETS:.....................................................................  $  275,730,334
                                                                                  ==============
SOURCES OF NET ASSETS:
  Capital stock @ par...........................................................  $       22,056
  Capital surplus...............................................................     284,080,689
  Overdistributed net investment income.........................................        (178,693)
  Accumulated net realized loss on investments..................................      (7,965,384)
  Net unrealized depreciation on investments....................................        (162,435)
  Net unrealized depreciation on foreign currency denominated assets and
    liabilities.................................................................         (65,899)
                                                                                  --------------
NET ASSETS......................................................................  $  275,730,334
                                                                                  ==============
INSTITUTIONAL SHARES:
  Net assets....................................................................  $  268,147,042
                                                                                  ==============
  Shares outstanding............................................................      21,443,796
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $        12.50
                                                                                  ==============
INVESTOR SHARES:
  Net assets....................................................................  $    7,583,292
                                                                                  ==============
  Shares outstanding............................................................         612,585
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $        12.38
                                                                                  ==============
Institutional Shares authorized @ $.001 par value...............................     200,000,000
Investor Shares authorized @ $.001 par value....................................     200,000,000

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes of $295,438)......................  $    3,042,196
  Interest......................................................................         557,215
                                                                                  --------------
    TOTAL INCOME................................................................       3,599,411
                                                                                  --------------
EXPENSES:
  Advisory......................................................................       2,495,202
  Administration................................................................         587,106
  Custodian.....................................................................         167,718
  Transfer agent................................................................         140,551
  Accounting services...........................................................          77,809
  Registration and filings......................................................          38,658
  12b-1 fee--Investor Shares....................................................          24,716
  Audit.........................................................................          12,052
  Reports to shareholders.......................................................          11,487
  Legal.........................................................................           8,095
  Directors.....................................................................           4,616
  Amortization of organization cost.............................................           4,026
  Insurance.....................................................................           3,808
  Cash management...............................................................           1,803
  Other.........................................................................          35,309
                                                                                  --------------
    TOTAL EXPENSES..............................................................       3,612,956
  Earnings credit adjustment (Note 3)...........................................            (114)
                                                                                  --------------
    NET EXPENSES................................................................       3,612,842
                                                                                  --------------
    NET INVESTMENT LOSS.........................................................         (13,431)
                                                                                  --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
    Investments.................................................................       5,990,384
    Foreign currency transactions...............................................        (590,140)
                                                                                  --------------
  Net realized gain on investments and foreign currency transactions............       5,400,244
                                                                                  --------------
  Decrease in unrealized appreciation on:
    Investments.................................................................     (82,892,486)
    Foreign currency denominated assets and liabilities.........................          (2,640)
                                                                                  --------------
  Net unrealized loss on investments and foreign currency denominated assets and
    liabilities during the period...............................................     (82,895,126)
                                                                                  --------------
  Net realized and unrealized loss on investments and foreign currency
    transactions................................................................     (77,494,882)
                                                                                  --------------
  Net decrease in net assets resulting from operations..........................  $  (77,508,313)
                                                                                  ==============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY FUND

        STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    YEAR ENDED DECEMBER 31,
                                                                                  ----------------------------
                                                                                      2000           1999
                                                                                  -------------  -------------
OPERATIONS:
  Net investment income (loss)..................................................  $     (13,431) $       7,029
  Net realized gain on investments and foreign currency transactions............      5,400,244     34,323,988
  Increase (decrease) in unrealized appreciation on investments and foreign
    currency denominated assets and liabilities during the year.................    (82,895,126)    51,887,570
                                                                                  -------------  -------------
    Net increase (decrease) in net assets resulting from operations.............    (77,508,313)    86,218,587
                                                                                  -------------  -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income:
                                      Institutional Shares......................       (235,965)      (495,845)
                                      Investor Shares...........................         (6,587)        (1,523)
  Distributions from capital gains:
                               Institutional Shares.............................    (19,350,373)   (10,390,044)
                               Investor Shares..................................       (544,256)      (331,182)
                                                                                  -------------  -------------
                                                                                    (20,137,181)   (11,218,594)
                                                                                  -------------  -------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold:
                               Institutional Shares.............................    232,448,029    204,005,338
                               Investor Shares..................................    184,531,872    131,551,449
  Proceeds from shares issued on reinvestment of dividends
    and distributions: Institutional Shares.....................................     16,269,168      7,833,763
                    Investor Shares.............................................        549,891        332,070
  Value of capital stock repurchased:
                                 Institutional Shares...........................   (157,810,611)  (186,743,669)
                                 Investor Shares................................   (188,219,920)  (129,125,341)
                                                                                  -------------  -------------
    Increase in net assets resulting from capital stock transactions............     87,768,429     27,853,610
                                                                                  -------------  -------------
      INCREASE (DECREASE) IN NET ASSETS.........................................     (9,877,065)   102,853,603
NET ASSETS:
  Beginning of year.............................................................    285,607,399    182,753,796
                                                                                  -------------  -------------
  End of year (includes overdistributed net investment income of $178,693 at
    December 31, 2000 and undistributed net investment income of $1,298 at
    December 31, 1999)..........................................................  $ 275,730,334  $ 285,607,399
                                                                                  =============  =============
CHANGES IN CAPITAL STOCK OUTSTANDING:
  Shares sold:
             Institutional Shares...............................................     14,712,864     14,461,518
             Investor Shares....................................................     11,430,599      9,214,607
  Shares issued on reinvestment of dividends
    and distributions: Institutional Shares.....................................      1,268,322        473,630
                    Investor Shares.............................................         43,160         20,199
  Shares repurchased:
                   Institutional Shares.........................................     (9,994,988)   (13,228,139)
                   Investor Shares..............................................    (11,543,822)    (8,972,084)
                                                                                  -------------  -------------
    Net increase................................................................      5,916,135      1,969,731
  Shares outstanding, beginning of year.........................................     16,140,246     14,170,515
                                                                                  -------------  -------------
  Shares outstanding, end of year...............................................     22,056,381     16,140,246
                                                                                  =============  =============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                      INSTITUTIONAL SHARES
                                         ----------------------------------------------

                                                    YEAR ENDED DECEMBER 31,
                                         ----------------------------------------------
                                            2000             1999             1998
                                         -----------     ------------    --------------
PER SHARE DATA:
Net asset value at beginning of
  period................................  $  17.70         $  12.90         $  10.69
                                          --------         --------         --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income...................      --(1)            --(1)            0.03
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions..........................     (4.23)            5.55             2.20
                                          --------         --------         --------
  Total from investment operations......     (4.23)            5.55             2.23
                                          --------         --------         --------
DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income....     (0.01)           (0.03)           (0.02)
Distributions from capital gains........     (0.96)           (0.72)              --
                                          --------         --------         --------
  Total dividends and distributions.....     (0.97)           (0.75)           (0.02)
                                          --------         --------         --------
Net asset value at end of period........  $  12.50         $  17.70         $  12.90
                                          ========         ========         ========
TOTAL RETURN:...........................    (23.99)%          43.45%           20.84%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).......................  $268,147         $273,597         $177,363
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................      1.22%            1.24%            1.27%
  Expenses, prior to waiver from The
    Bank of New York....................      1.22%            1.24%            1.32%
  Net investment income,
    net of waiver from The Bank of
    New York............................        --             0.01%            0.54%
Portfolio turnover rate.................        86%              84%              75%

                                          INSTITUTIONAL SHARES
                                          --------------
                                             FOR THE
                                              PERIOD
                                          APRIL 1, 1997*
                                             THROUGH
                                           DECEMBER 31,
                                               1997
                                          --------------
PER SHARE DATA:
Net asset value at beginning of
  period................................      $ 10.00
                                              -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income...................         0.02
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions..........................         0.67
                                              -------
  Total from investment operations......         0.69
                                              -------
DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income....           --
Distributions from capital gains........           --
                                              -------
  Total dividends and distributions.....           --
                                              -------
Net asset value at end of period........      $ 10.69
                                              =======
TOTAL RETURN:...........................         6.90%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).......................      $94,806
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................         1.26%***
  Expenses, prior to waiver from The
    Bank of New York....................         1.49%***
  Net investment income,
    net of waiver from The Bank of
    New York............................         0.26%***
Portfolio turnover rate.................           36%

(1)  LESS THAN $0.01 PER SHARE.
*    COMMENCEMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------

                                                        INVESTOR SHARES
                                         ----------------------------------------------

                                                    YEAR ENDED DECEMBER 31,
                                         ----------------------------------------------
                                            2000             1999             1998
                                         -----------     ------------    --------------
PER SHARE DATA:
Net asset value at beginning of
  period................................   $ 17.59         $ 12.84          $ 10.66
                                           -------         -------          -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss)............     (0.03)          (0.04)            0.03
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions..........................     (4.21)           5.51             2.17
                                           -------         -------          -------
  Total from investment operations......     (4.24)           5.47             2.20
                                           -------         -------          -------
DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income....     (0.01)             --            (0.02)
Distributions from capital gains........     (0.96)          (0.72)              --
                                           -------         -------          -------
  Total dividends and distributions.....     (0.97)          (0.72)           (0.02)
                                           -------         -------          -------
Net asset value at end of period........   $ 12.38         $ 17.59          $ 12.84
                                           =======         =======          =======
TOTAL RETURN:...........................    (24.19)%         43.00%           20.61%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).......................   $ 7,583         $12,010          $ 5,391
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................      1.43%           1.52%            1.52%
  Expenses, prior to waiver from The
    Bank of New York....................      1.43%           1.55%            1.65%
  Net investment income (loss),
    net of waiver from The Bank of
    New York............................     (0.20)%         (0.27)%           0.32%
Portfolio turnover rate.................        86%             84%              75%

                                          INVESTOR SHARES
                                          ------------
                                            FOR THE
                                             PERIOD
                                          MAY 1, 1997*
                                            THROUGH
                                          DECEMBER 31,
                                              1997
                                          ------------
PER SHARE DATA:
Net asset value at beginning of
  period................................     $10.19
                                             ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss)............       0.02
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions..........................       0.45
                                             ------
  Total from investment operations......       0.47
                                             ------
DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income....         --
Distributions from capital gains........         --
                                             ------
  Total dividends and distributions.....         --
                                             ------
Net asset value at end of period........     $10.66
                                             ======
TOTAL RETURN:...........................       4.61%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).......................     $2,560
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................       1.52%***
  Expenses, prior to waiver from The
    Bank of New York....................       1.75%***
  Net investment income (loss),
    net of waiver from The Bank of
    New York............................       0.33%***
Portfolio turnover rate.................         36%

*    COMMENCEMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON EQUITY INCOME FUND

        SCHEDULE OF INVESTMENTS

       DECEMBER 31, 2000

--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                                   VALUE
-----------                                                             ------------
              COMMON STOCKS--73.4%
              BANKING AND FINANCE--4.8%
    380,000   Mellon Financial Corp..................................   $ 18,691,250
    100,000   Northern Trust Corp....................................      8,156,250
                                                                        ------------
                                                                          26,847,500
                                                                        ------------
              BEVERAGES, FOOD AND TOBACCO--1.2%
    250,000   Ralston Purina Group...................................      6,531,250
                                                                        ------------
              BIOSCIENCES--0.6%
    141,000   Serono SA ADR*.........................................      3,375,187
                                                                        ------------
              COMMUNICATIONS EQUIPMENT AND SYSTEMS--1.2%
    160,000   Nokia Corp. ADR........................................      6,960,000
                                                                        ------------
              COMMUNICATIONS, MEDIA AND ENTERTAINMENT--4.0%
    166,300   Clear Channel Communications, Inc.*....................      8,055,156
    200,000   Comcast Corp., Class A*................................      8,350,000
     90,000   Infinity Broadcasting Corp., Class A*..................      2,514,375
     75,000   Viacom, Inc., Class B*.................................      3,506,250
                                                                        ------------
                                                                          22,425,781
                                                                        ------------
              COMPUTERS--MICRO--0.7%
    150,000   Sun Microsystems, Inc.*................................      4,181,250
                                                                        ------------
              COMPUTERS--SOFTWARE AND PERIPHERALS--2.3%
    120,000   Cisco Systems, Inc.*...................................      4,590,000
    125,000   EMC Corp.*.............................................      8,312,500
                                                                        ------------
                                                                          12,902,500
                                                                        ------------
 NUMBER OF
  SHARES                                                                   VALUE
-----------                                                             ------------
              COMMON STOCKS (CONTINUED)
              CONGLOMERATES--1.9%
    225,000   General Electric Co....................................   $ 10,785,937
                                                                        ------------
              ELECTRONIC EQUIPMENT AND COMPONENTS--4.5%
    150,000   Emerson Electric Co....................................     11,821,875
    100,000   Intel Corp. ...........................................      3,006,250
    200,000   Solectron Corp.*.......................................      6,780,000
     75,000   Texas Instruments, Inc.................................      3,553,125
                                                                        ------------
                                                                          25,161,250
                                                                        ------------
              FINANCIAL SERVICES--4.8%
    200,000   Chase Manhattan Corp...................................      9,087,500
    130,000   Merrill Lynch & Co., Inc...............................      8,864,375
    115,000   Morgan Stanley Dean Witter & Co........................      9,113,750
                                                                        ------------
                                                                          27,065,625
                                                                        ------------
              HEALTH CARE PRODUCTS AND
              SERVICES--2.9%
    130,000   Johnson & Johnson......................................     13,658,125
     50,000   Medtronic, Inc.........................................      3,018,750
                                                                        ------------
                                                                          16,676,875
                                                                        ------------
              HOUSEHOLD AND PERSONAL CARE PRODUCTS--1.6%
    140,000   Colgate-Palmolive Co...................................      9,037,000
                                                                        ------------
              INSURANCE--1.0%
     60,000   American International Group, Inc......................      5,913,750
                                                                        ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON EQUITY INCOME FUND

       DECEMBER 31, 2000

--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                                   VALUE
-----------                                                             ------------
              COMMON STOCKS (CONTINUED)
              OIL AND GAS--11.9%
    200,000   BP Amoco PLC ADR.......................................   $  9,575,000
    190,000   Enron Corp.............................................     15,793,750
    162,400   Exxon Mobil Corp.......................................     14,118,650
     90,000   Schlumberger Ltd.......................................      7,194,375
    150,000   Total Fina Elf SA ADR..................................     10,903,125
    245,000   Williams Cos., Inc.....................................      9,784,687
                                                                        ------------
                                                                          67,369,587
                                                                        ------------
              PHARMACEUTICALS--4.6%
    157,108   ALZA Corp.*............................................      6,677,090
    150,000   Bristol-Myers Squibb Co................................     11,090,625
    175,000   Pfizer, Inc............................................      8,050,000
                                                                        ------------
                                                                          25,817,715
                                                                        ------------
              PUBLIC FACILITIES--1.4%
    120,000   Vivendi Universal SA ADR...............................      7,837,500
                                                                        ------------
              REAL ESTATE INVESTMENT TRUSTS--13.0%
    175,000   Apartment Investment & Management Co...................      8,739,062
    225,000   Avalonbay Communities, Inc.............................     11,278,125
    150,000   Boston Properties, Inc.................................      6,525,000
    320,000   Duke-Weeks Realty Corp.................................      7,880,000
    200,000   Equity Office Properties Trust.........................      6,525,000
    135,000   Equity Residential Properties Trust....................      7,467,188
    240,000   General Growth Properties, Inc.........................      8,685,000
     74,900   Kimco Realty Corp......................................      3,309,644
    150,000   Plum Creek Timber Co., Inc.............................      3,900,000
    400,000   ProLogis Trust.........................................      8,900,000
                                                                        ------------
                                                                          73,209,019
                                                                        ------------
 NUMBER OF
  SHARES                                                                   VALUE
-----------                                                             ------------
              COMMON STOCKS (CONTINUED)
              RETAIL--DISCOUNT STORES--0.9%
    132,500   Costco Wholesale Corp.*................................   $  5,291,719
                                                                        ------------
              RETAIL--SPECIALTY STORES--0.9%
    120,000   Lowe's Cos., Inc.......................................      5,340,000
                                                                        ------------
              TELECOMMUNICATIONS--3.3%
    210,000   BellSouth Corp.........................................      8,596,875
    100,000   Corning, Inc...........................................      5,281,250
    100,000   SBC Communications, Inc................................      4,775,000
                                                                        ------------
                                                                          18,653,125
                                                                        ------------
              UTILITIES--GAS AND ELECTRIC--4.9%
     50,000   El Paso Energy Corp....................................      3,581,250
    109,375   Exelon Corp............................................      7,679,219
    100,000   FPL Group, Inc. .......................................      7,175,000
    200,000   Montana Power Co.*.....................................      4,150,000
    200,000   Orion Power Holdings, Inc.*............................      4,925,000
                                                                        ------------
                                                                          27,510,469
                                                                        ------------
              UTILITIES--WATER--1.0%
    192,100   American Water Works Co., Inc..........................      5,642,938
                                                                        ------------
              TOTAL COMMON STOCKS
              (Cost $287,690,728)....................................    414,535,977
                                                                        ------------

              CONVERTIBLE PREFERRED STOCKS-- 15.1%
              CONTAINERS AND PACKAGING--0.4%
     70,000   Sealed Air Corp., Series A.............................      2,257,500
                                                                        ------------
              HOUSEHOLD AND PERSONAL CARE PRODUCTS--0.5%
     33,000   Estee Lauder TRACES....................................      2,741,062
                                                                        ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON EQUITY INCOME FUND

       DECEMBER 31, 2000

--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                                   VALUE
-----------                                                             ------------
              CONVERTIBLE PREFERRED STOCKS (CONTINUED)
              INSURANCE--3.3%
    150,000   MetLife Capital Trust I................................   $ 16,425,000
     40,000   PLC Capital Trust II...................................      2,060,000
                                                                        ------------
                                                                          18,485,000
                                                                        ------------
              MEDIA--1.8%
     51,000   MediaOne Group PIES(a).................................      4,143,750
      4,000   Radio One, Inc.........................................      3,480,000
     50,000   Seagram Co., Ltd. (Canada) ACES........................      2,606,250
                                                                        ------------
                                                                          10,230,000
                                                                        ------------
              OIL AND GAS--3.7%
    200,000   Coastal Corp. PRIDES...................................      9,925,000
    225,000   Enron Corp.............................................     10,842,188
                                                                        ------------
                                                                          20,767,188
                                                                        ------------
              REAL ESTATE INVESTMENT TRUSTS--0.2%
     50,000   Apartment Investment & Management Co...................      1,487,500
                                                                        ------------
              RETAIL--GENERAL MERCHANDISE--0.5%
     80,000   Merrill Lynch DG STRYPES(b)............................      2,650,000
                                                                        ------------
 NUMBER OF
  SHARES                                                                   VALUE
-----------                                                             ------------
              CONVERTIBLE PREFERRED STOCKS (CONTINUED)
              UTILITIES--GAS & ELECTRIC--4.7%
    170,000   AES Trust III..........................................   $ 14,620,000
    100,000   Dominion Resources, Inc. PIES..........................      6,250,000
     10,000   SEI Trust I, Series A..................................        620,000
    100,000   TXU Corp...............................................      5,043,750
                                                                        ------------
                                                                          26,533,750
                                                                        ------------
              TOTAL CONVERTIBLE PREFERRED STOCKS
              (Cost $61,232,830).....................................     85,152,000
                                                                        ------------

 PRINCIPAL
  AMOUNT
-----------
              CONVERTIBLE BONDS--6.4%
              BIOSCIENCES--0.4%
$ 2,600,000   Human Genome Sciences, Inc. 3.75%, 3/15/07.............      2,236,000
                                                                        ------------
              COMMUNICATIONS EQUIPMENT AND SYSTEMS--0.3%
  2,000,000   Exodus Communications, Inc. 4.75%, 7/15/08.............      1,522,500
                                                                        ------------
              COMMUNICATIONS, MEDIA AND ENTERTAINMENT--0.7%
  3,750,000   Clear Channel Communications, Inc. 2.625%, 4/01/03.....      3,792,188
                                                                        ------------
              COMPUTERS--SOFTWARE AND PERIPHERALS--1.5%
    900,000   VERITAS Software Corp., 5.25%, 11/01/04**..............      8,407,125
                                                                        ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON EQUITY INCOME FUND

       DECEMBER 31, 2000

--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                                   VALUE
-----------                                                             ------------
              CONVERTIBLE BONDS (CONTINUED)
              ELECTRONIC EQUIPMENT AND COMPONENTS--0.3%
$ 1,500,000   Cypress Semiconductor Corp. 4.00%, 2/01/05.............   $  1,171,875
  1,000,000   Cypress Semiconductor Corp. 3.75%, 7/01/05.............        705,000
                                                                        ------------
                                                                           1,876,875
                                                                        ------------
              OIL AND GAS--1.1%
  5,000,000   Kerr-McGee Corp.
              5.25%, 2/15/10.........................................      6,312,500
                                                                        ------------
              PHARMACEUTICALS--0.7%
  3,000,000   Alkermes, Inc.
              3.75%, 2/15/07.........................................      1,968,750
  2,000,000   Vertex Pharmaceuticals 5.00%, 9/19/07**................      2,055,000
                                                                        ------------
                                                                           4,023,750
                                                                        ------------
              TELECOMMUNICATIONS--1.4%
  5,000,000   L-3 Communications Holdings 5.25%, 6/01/09**...........      5,575,000
  5,000,000   Level 3 Communications, Inc. 6.00%, 3/15/10............      2,562,500
                                                                        ------------
                                                                           8,137,500
                                                                        ------------
              TOTAL CONVERTIBLE BONDS
              (Cost $34,725,041).....................................     36,308,438
                                                                        ------------

 PRINCIPAL
  AMOUNT                                                                   VALUE
-----------                                                             ------------
              MONEY MARKET FUNDS--5.1%
$ 6,092,950   ACM Institutional Reserves (Government Portfolio),
              6.29%(c)...............................................   $  6,092,950
 22,561,495   ACM Institutional Reserves (Prime Portfolio),
              6.44%(c)...............................................     22,561,495
                                                                        ------------
              TOTAL MONEY MARKET
              FUNDS
              (Cost $28,654,445).....................................     28,654,445
                                                                        ------------
              TOTAL INVESTMENTS BEFORE OUTSTANDING WRITTEN CALL
              OPTIONS
              (Cost $412,303,044)--100.0%............................    564,650,860
                                                                        ------------

                                                                           STRIKE
 CONTRACTS                                                                 PRICE          VALUE
-----------                                                             ------------   ------------
              OUTSTANDING WRITTEN CALL OPTIONS--0.0%
       (300)  EMC Corp., expiration January, 2001....................   $        95          (3,750)
       (500)  General Electric Co., expiration January, 2001.........            57          (6,250)
       (400)  Nokia Corp., expiration January, 2001..................            58          (7,500)

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON EQUITY INCOME FUND

       DECEMBER 31, 2000

--------------------------------------------------------------------------------

                                                                           STRIKE
 CONTRACTS                                                                 PRICE          VALUE
-----------                                                             ------------   ------------
              OUTSTANDING WRITTEN CALL OPTIONS (CONTINUED)
       (375)  Sun Microsystems, Inc., expiration January, 2001.......   $        50    $     (2,344)
                                                                                       ------------
              TOTAL OUTSTANDING WRITTEN CALL OPTIONS
              (Premiums received $396,512)...........................                       (19,844)
                                                                                       ------------
              TOTAL INVESTMENTS NET OF OUTSTANDING WRITTEN CALL OPTIONS
              (Cost $411,906,532)(d)--100.0%........................................
                                                                                        564,631,016
              Liabilities in excess of other assets--(0.0%).........................
                                                                                            (16,060)
                                                                                       ------------
              NET ASSETS--100.0%....................................................   $564,614,956
                                                                                       ============

ACES AUTOMATIC COMMON EXCHANGE SECURITIES.
ADR  AMERICAN DEPOSITARY RECEIPT.
PIES PREMIUM INCOME EXCHANGEABLE SECURITIES.
PRIDES PREFERRED REDEEMABLE INCREASED DIVIDEND SECURITY.
STRYPES STRUCTURED YIELD PRODUCT EXCHANGEABLE FOR STOCK.
TRACES TRUST AUTOMATIC COMMON EXCHANGE SECURITIES.
*    NON-INCOME PRODUCING SECURITY.
** SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933.
(a)  CONVERTIBLE TO AIRTOUCH COMMUNICATIONS, INC., COMMON STOCK.
(b)  CONVERTIBLE TO DOLLAR GENERAL CORP., COMMON STOCK.
(c)  REPRESENTS ANNUALIZED 7 DAY YIELD AT DECEMBER 31, 2000.
(d) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT DECEMBER 31, 2000, NET UNREALIZED APPRECIATION WAS $152,632,097 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $175,452,812 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $22,820,715.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON EQUITY INCOME FUND

        STATEMENT OF ASSETS AND LIABILITIES
         DECEMBER 31, 2000

ASSETS:
  Investments at market value,
    (Cost $412,303,044).........................................................  $564,650,860
  Receivables:
    Interest....................................................................      554,777
    Dividends...................................................................      452,922
    Capital stock sold..........................................................       31,767
  Other assets..................................................................        9,061
                                                                                  -----------
    TOTAL ASSETS................................................................  565,699,387
                                                                                  -----------
LIABILITIES:
  Outstanding call options written, (premiums received $396,512)................       19,844
  Payables:
    Capital stock repurchased...................................................      548,648
    Services provided by the Bank of New York and Administrator.................      406,841
    Accrued expenses and other liabilities......................................      109,098
                                                                                  -----------
    TOTAL LIABILITIES...........................................................    1,084,431
                                                                                  -----------
NET ASSETS:.....................................................................  $564,614,956
                                                                                  ===========
SOURCES OF NET ASSETS:
  Capital stock @ par...........................................................  $    35,791
  Capital surplus...............................................................  403,680,824
  Undistributed net investment income...........................................      573,817
  Accumulated net realized gain on investments..................................    7,600,040
  Net unrealized appreciation on investments....................................  152,724,484
                                                                                  -----------
NET ASSETS......................................................................  $564,614,956
                                                                                  ===========
INSTITUTIONAL SHARES:
  Net assets....................................................................  $529,486,130
                                                                                  ===========
  Shares outstanding............................................................   33,557,881
                                                                                  ===========
  Net asset value, offering price and repurchase price per share................  $     15.78
                                                                                  ===========
INVESTOR SHARES:
  Net assets....................................................................  $35,128,826
                                                                                  ===========
  Shares outstanding............................................................    2,232,831
                                                                                  ===========
  Net asset value, offering price and repurchase price per share................  $     15.73
                                                                                  ===========
Institutional Shares authorized @ $.001 par value...............................  200,000,000
Investor Shares authorized @ $.001 par value....................................  200,000,000

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes of $70,367).......................  $ 12,588,873
  Interest......................................................................     3,060,765
                                                                                  ------------
    TOTAL INCOME................................................................    15,649,638
                                                                                  ------------
EXPENSES:
  Advisory......................................................................     3,530,395
  Administration................................................................     1,176,798
  Transfer agent................................................................       137,643
  12b-1 fee--Investor Shares....................................................        92,776
  Accounting services...........................................................        59,857
  Custodian.....................................................................        39,723
  Audit.........................................................................        20,713
  Reports to shareholders.......................................................        20,319
  Legal.........................................................................        13,381
  Registration and filings......................................................         6,657
  Directors.....................................................................         4,615
  Cash management...............................................................         2,278
  Other.........................................................................        24,454
                                                                                  ------------
    TOTAL EXPENSES..............................................................     5,129,609
  Earnings credit adjustment (Note 3)...........................................       (25,861)
                                                                                  ------------
    NET EXPENSES................................................................     5,103,748
                                                                                  ------------
    NET INVESTMENT INCOME.......................................................    10,545,890
                                                                                  ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on:
    Investments.................................................................    38,319,735
    Written call options........................................................     2,149,975
                                                                                  ------------
  Net realized gain on investments and written call options.....................    40,469,710
                                                                                  ------------
  Increase (decrease) in unrealized appreciation on:
    Investments.................................................................   (13,650,435)
    Written call options........................................................       301,498
                                                                                  ------------
  Net unrealized loss on investments during the year............................   (13,348,937)
                                                                                  ------------
  Net realized and unrealized gain on investments...............................    27,120,773
                                                                                  ------------
  Net increase in net assets resulting from operations..........................  $ 37,666,663
                                                                                  ============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON EQUITY INCOME FUND

        STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        YEAR ENDED DECEMBER 31,
                                                                                  ------------------------------------
                                                                                        2000               1999
                                                                                  -----------------  -----------------
OPERATIONS:
  Net investment income.........................................................    $ 10,545,890       $  9,111,350
  Net realized gain on investments..............................................      40,469,710         76,047,937
  Decrease in unrealized appreciation on investments during the year............     (13,348,937)        (7,616,184)
                                                                                    ------------       ------------
    Net increase in net assets resulting from operations........................      37,666,663         77,543,103
                                                                                    ------------       ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income:
                                      Institutional Shares......................      (9,415,364)        (8,805,615)
                                      Investor Shares...........................        (542,577)          (532,118)
  Distributions from capital gains:
                               Institutional Shares.............................     (47,293,535)       (61,575,721)
                               Investor Shares..................................      (3,160,475)        (4,337,545)
                                                                                    ------------       ------------
                                                                                     (60,411,951)       (75,250,999)
                                                                                    ------------       ------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold:
                               Institutional Shares.............................      74,871,564         42,581,377
                               Investor Shares..................................      10,883,318         37,448,839
  Proceeds from shares issued on reinvestment of dividends
    and distributions: Institutional Shares                                           49,842,263         63,410,942
                    Investor Shares.............................................       3,597,299          4,717,807
  Value of capital stock repurchased:
                                 Institutional Shares...........................    (121,082,663)       (88,989,154)
                                 Investor Shares................................     (15,996,014)       (41,662,270)
                                                                                    ------------       ------------
    Net increase in net assets resulting from capital stock transactions........       2,115,767         17,507,541
                                                                                    ------------       ------------
      INCREASE (DECREASE) IN NET ASSETS.........................................     (20,629,521)        19,799,645
NET ASSETS:
  Beginning of year.............................................................     585,244,477        565,444,832
                                                                                    ------------       ------------
  End of year (includes undistributed net investment income of $573,817 at
    December 31, 2000 and $471,143 at December 31, 1999)........................    $564,614,956       $585,244,477
                                                                                    ============       ============
CHANGES IN CAPITAL STOCK OUTSTANDING:
  Shares sold:
             Institutional Shares...............................................       4,514,227          2,509,514
             Investor Shares....................................................         653,061          2,177,216
  Shares issued on reinvestment of dividends
    and distributions: Institutional Shares.....................................       3,143,920          3,942,795
                    Investor Shares.............................................         226,196            292,850
  Shares repurchased:
                   Institutional Shares.........................................      (7,242,142)        (5,188,493)
                   Investor Shares..............................................        (953,761)        (2,413,590)
                                                                                    ------------       ------------
    Net increase................................................................         341,501          1,320,292
  Shares outstanding, beginning of year.........................................      35,449,211         34,128,919
                                                                                    ------------       ------------
  Shares outstanding, end of year...............................................      35,790,712         35,449,211
                                                                                    ============       ============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON EQUITY INCOME FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                       INSTITUTIONAL SHARES
                                          -----------------------------------------------
                                                                         FOR THE PERIOD
                                            YEAR ENDED DECEMBER 31,      APRIL 1, 1997*
                                          ----------------------------       THROUGH
                                            2000      1999      1998    DECEMBER 31, 1997
                                          --------  --------  --------  -----------------
PER SHARE DATA:
Net asset value at beginning of
  period................................  $  16.51  $  16.57  $  15.54      $  14.21
                                          --------  --------  --------      --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................      0.30      0.28      0.28          0.25
Net realized and unrealized gain on
  investments...........................      0.75      2.02      1.73          3.25
                                          --------  --------  --------      --------
  Total from investment operations......      1.05      2.30      2.01          3.50
                                          --------  --------  --------      --------
DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income....     (0.29)    (0.29)    (0.27)        (0.24)
Distributions from capital gains........     (1.49)    (2.07)    (0.71)        (1.93)
                                          --------  --------  --------      --------
  Total dividends and distributions.....     (1.78)    (2.36)    (0.98)        (2.17)
                                          --------  --------  --------      --------
Net asset value at end of period........  $  15.78  $  16.51  $  16.57      $  15.54
                                          ========  ========  ========      ========
TOTAL RETURN:...........................      6.56%    14.51%    13.18%        24.73%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).......................  $529,486  $547,250  $528,233      $522,524
Ratio to average net assets of:
  Expenses..............................      0.85%     0.87%     0.89%         0.87%***
  Net investment income.................      1.81%     1.63%     1.77%         2.07%***
Portfolio turnover rate.................        35%       53%       39%           65%

*    COMMENCEMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON EQUITY INCOME FUND

--------------------------------------------------------------------------------

                                                              INVESTOR SHARES
                                            ----------------------------------------------------
                                                          YEAR ENDED DECEMBER 31,
                                            ----------------------------------------------------
                                             2000       1999       1998       1997        1996
                                            -------    -------    -------    -------    --------
PER SHARE DATA:
Net asset value at beginning of year....    $ 16.47    $ 16.53    $ 15.53    $ 14.12    $  12.99
                                            -------    -------    -------    -------    --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................       0.26       0.24       0.25       0.35        0.30
Net realized and unrealized gain on
  investments...........................       0.74       2.01       1.71       3.27        2.22
                                            -------    -------    -------    -------    --------
  Total from investment operations......       1.00       2.25       1.96       3.62        2.52
                                            -------    -------    -------    -------    --------
DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income....      (0.25)     (0.24)     (0.25)     (0.28)      (0.29)
Distributions from capital gains........      (1.49)     (2.07)     (0.71)     (1.93)      (1.10)
                                            -------    -------    -------    -------    --------
  Total dividends and distributions.....      (1.74)     (2.31)     (0.96)     (2.21)      (1.39)
                                            -------    -------    -------    -------    --------
Net asset value at end of year..........    $ 15.73    $ 16.47    $ 16.53    $ 15.53    $  14.12
                                            =======    =======    =======    =======    ========
TOTAL RETURN:+..........................       6.26%     14.27%     12.82%     25.85%      19.58%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year
  (000's omitted).......................    $35,129    $37,994    $37,212    $34,213    $216,363
Ratio to average net assets of:
  Expenses..............................       1.10%      1.12%      1.17%      1.01%       0.97%
  Net investment income.................       1.56%      1.38%      1.50%      1.77%       2.17%
Portfolio turnover rate.................         35%        53%        39%        65%         58%

+ TOTAL RETURN DOES NOT CONSIDER THE EFFECT OF THE SALES LOAD FOR THOSE PERIODS IN WHICH THE SALES LOAD WAS IN EFFECT.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP VALUE FUND

        SCHEDULE OF INVESTMENTS

       DECEMBER 31, 2000

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                 VALUE
---------                                             ----------
            COMMON STOCKS--86.7%
            AEROSPACE AND DEFENSE--3.1%
   1,600    United Technologies Corp................  $  125,800
                                                      ----------
            AUTOMOTIVE--4.9%
   4,500    Ford Motor Co...........................     105,469
   2,500    TRW, Inc................................      96,875
                                                      ----------
                                                         202,344
                                                      ----------
            BANKING AND FINANCE--7.2%
   1,800    Banco Latinoamericano de Exportaciones
            SA......................................      62,212
   3,000    First Union Corp........................      83,437
   4,000    FleetBoston Financial Corp..............     150,250
                                                      ----------
                                                         295,899
                                                      ----------
            BUILDING MATERIALS--1.2%
   1,300    Florida Rock Industries, Inc............      50,862
                                                      ----------
            COMPUTERS--MICRO--3.1%
   4,000    Hewlett-Packard Co......................     126,250
                                                      ----------
            COMPUTERS--SOFTWARE AND
            PERIPHERALS--2.1%
   2,000    Microsoft Corp.*........................      86,750
                                                      ----------
            CONSUMER GOODS AND SERVICES--1.2%
   1,200    Eastman Kodak Co........................      47,250
                                                      ----------
            ELECTRONIC EQUIPMENT AND COMPONENTS--7.2%
   2,600    Agilent Technologies, Inc.*.............     142,350
   5,000    Intel Corp..............................     150,312
                                                      ----------
                                                         292,662
                                                      ----------
            FINANCIAL SERVICES--6.3%
   2,800    Citigroup, Inc..........................     142,975
   1,600    PNC Financial Services Group............     116,900
                                                      ----------
                                                         259,875
                                                      ----------
NUMBER OF
 SHARES                                                 VALUE
---------                                             ----------
            COMMON STOCKS (CONTINUED)
            HEALTH CARE PRODUCTS AND
            SERVICES--6.0%
   2,200    American Home Products Corp.............  $  139,810
   1,000    Johnson & Johnson.......................     105,062
                                                      ----------
                                                         244,872
                                                      ----------
            MACHINERY AND EQUIPMENT--3.5%
   6,500    Grant Prideco, Inc.*....................     142,594
                                                      ----------
            MANUFACTURING--9.6%
   3,500    Dover Corp..............................     141,969
   2,800    Honeywell International, Inc............     132,475
   1,000    Minnesota Mining and Manufacturing Co.
            (3M)....................................     120,500
                                                      ----------
                                                         394,944
                                                      ----------
            OIL AND GAS--14.0%
   5,000    Conoco, Inc.............................     143,125
   2,300    Phillips Petroleum Co...................     130,813
   1,800    Royal Dutch Petroleum Co................     109,013
   2,500    Tosco Corp..............................      84,844
   2,200    Weatherford International, Inc.*........     103,950
                                                      ----------
                                                         571,745
                                                      ----------
            PHARMACEUTICALS--3.1%
   1,700    Bristol-Myers Squibb Co.................     125,694
                                                      ----------
            RETAIL--DISCOUNT STORES--2.9%
   3,000    Costco Wholesale Corp.*.................     119,813
                                                      ----------
            TELECOMMUNICATIONS--4.8%
   1,200    AT&T Corp...............................      20,775
   4,100    Lucent Technologies, Inc................      55,350
   6,000    Motorola, Inc...........................     121,500
                                                      ----------
                                                         197,625
                                                      ----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP VALUE FUND

       DECEMBER 31, 2000

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                 VALUE
---------                                             ----------
            COMMON STOCKS (CONTINUED)
            TRANSPORTATION--6.5%
   4,000    GulfMark Offshore, Inc.*................  $  113,500
   3,000    Union Pacific Corp......................     152,250
                                                      ----------
                                                         265,750
                                                      ----------
            TOTAL COMMON STOCKS
            (Cost $3,475,375).......................   3,550,729

PRINCIPAL
 AMOUNT
---------
           UNITED STATES GOVERNMENT AGENCIES & OBLIGATIONS--12.2%
           FEDERAL HOME LOAN BANK--12.2%
$500,000   4.75%(a), 1/02/01
           (Cost $499,934)..................................     500,000
                                                              ----------

PRINCIPAL
 AMOUNT                                                         VALUE
---------                                                     ----------

           MONEY MARKET FUNDS--6.9%
$ 96,983   ACM Institutional Reserves (Government
           Portfolio), 6.29%(b).............................  $   96,983
 183,672   ACM Institutional Reserves (Prime Portfolio),
           6.44%(b).........................................     183,672
                                                              ----------
           TOTAL MONEY MARKET FUNDS
           (Cost $280,655)..................................     280,655
           TOTAL INVESTMENTS
           (Cost $4,255,964)(c)--105.8%.....................   4,331,384
                                                              ----------
           Liabilities in excess of other assets--(5.8%)....    (236,730)
                                                              ----------
           NET ASSETS--100.0%...............................  $4,094,654
                                                              ==========

*    NON-INCOME PRODUCING SECURITY.
(a)  REPRESENTS EFFECTIVE YIELD AT DECEMBER 31, 2000.
(b)  REPRESENTS ANNUALIZED 7 DAY YIELD AT DECEMBER 31, 2000.
(c) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT DECEMBER 31, 2000, NET UNREALIZED APPRECIATION WAS $75,420 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $271,561 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $196,141.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP VALUE FUND

        STATEMENT OF ASSETS AND LIABILITIES
         DECEMBER 31, 2000

ASSETS:
  Investments at market value,
    (Cost $4,255,964)...........................................................  $ 4,331,384
  Cash..........................................................................       54,352
  Receivables:
    Capital stock sold..........................................................      164,465
    Due from Advisor............................................................       72,400
    Dividends...................................................................        1,877
    Interest....................................................................        1,259
  Other assets..................................................................       16,318
                                                                                  -----------
    TOTAL ASSETS................................................................    4,642,055
                                                                                  -----------
LIABILITIES:
  Payables:
    Investments purchased.......................................................      518,449
    Services provided by the Bank of New York and Administrator.................       16,225
  Accrued expenses and other liabilities........................................       12,727
                                                                                  -----------
    TOTAL LIABILITIES...........................................................      547,401
                                                                                  -----------
NET ASSETS:.....................................................................  $ 4,094,654
                                                                                  ===========
SOURCES OF NET ASSETS:
  Capital stock @ par...........................................................  $       421
  Capital surplus...............................................................    4,051,325
  Net realized loss on investments..............................................      (32,512)
  Net unrealized appreciation on investments....................................       75,420
                                                                                  -----------
NET ASSETS......................................................................  $ 4,094,654
                                                                                  ===========
INSTITUTIONAL SHARES:
  Net assets....................................................................  $ 4,094,654
                                                                                  ===========
  Shares outstanding............................................................      421,488
                                                                                  ===========
  Net asset value, offering price and repurchase price per share................  $      9.71
                                                                                  ===========
Institutional Shares authorized @ $.001 par value...............................  200,000,000

*    COMMENCEMENT OF INVESTMENT OPERATIONS.

                            STATEMENT OF OPERATIONS
                     FOR THE PERIOD APRIL 28, 2000* THROUGH
                               DECEMBER 31, 2000

INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes of $110)..........................  $16,337
  Interest......................................................................   13,947
                                                                                  -------
    TOTAL INCOME................................................................   30,284
                                                                                  -------
EXPENSES:
  Accounting services...........................................................   39,899
  Transfer agent................................................................   14,249
  Registration and filings......................................................    9,422
  Advisory......................................................................    6,844
  Audit.........................................................................    5,978
  Custodian.....................................................................    4,516
  Directors.....................................................................    4,178
  Administration................................................................    2,281
  Reports to shareholders.......................................................    1,248
  Legal.........................................................................       59
  Cash management...............................................................       53
  Other.........................................................................    1,343
                                                                                  -------
    TOTAL EXPENSES..............................................................   90,070
  Fees waived by the Bank of New York (Note 3)..................................  (79,244)
  Earnings credit adjustment (Note 3)...........................................   (1,701)
                                                                                  -------
    NET EXPENSES................................................................    9,125
                                                                                  -------
    NET INVESTMENT INCOME.......................................................   21,159
                                                                                  -------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investments..............................................  (32,512)
  Increase in unrealized appreciation on investments during the period..........   75,420
                                                                                  -------
  Net realized and unrealized gain on investments...............................   42,908
                                                                                  -------
  Net increase in net assets resulting from operations..........................  $64,067
                                                                                  =======

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP VALUE FUND

        STATEMENT OF CHANGES IN NET ASSETS

                                                                                       FOR THE PERIOD
                                                                                       APRIL 28, 2000*
                                                                                  THROUGH DECEMBER 31, 2000
                                                                                  -------------------------
OPERATIONS:
  Net investment income.........................................................         $   21,159
  Net realized loss on investments..............................................            (32,512)
  Increase in unrealized appreciation on investments during the period..........             75,420
                                                                                         ----------
    Net increase in net assets resulting from operations........................             64,067
                                                                                         ----------
DIVIDENDS TO SHAREHOLDERS:
  Dividends from net investment income: Institutional Shares....................            (21,768)
                                                                                         ----------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold: Institutional Shares........................          4,190,366
  Proceeds from shares issued on reinvestment of dividends: Institutional
    Shares......................................................................             21,453
  Value of capital stock repurchased: Institutional Shares......................           (159,464)
                                                                                         ----------
    Net increase in net assets resulting from capital stock transactions........          4,052,355
                                                                                         ----------
      INCREASE IN NET ASSETS....................................................          4,094,654
NET ASSETS:
  Beginning of period...........................................................                  0
                                                                                         ----------
  End of period.................................................................         $4,094,654
                                                                                         ==========
CHANGES IN CAPITAL STOCK OUTSTANDING:
  Shares sold: Institutional Shares.............................................            436,611
  Shares issued on reinvestment of dividends: Institutional Shares..............              2,238
  Shares repurchased: Institutional Shares......................................            (17,361)
                                                                                         ----------
    Net increase................................................................            421,488
  Shares outstanding, beginning of period.......................................                  0
                                                                                         ----------
  Shares outstanding, end of period.............................................            421,488
                                                                                         ==========

*    COMMENCEMENT OF INVESTMENT OPERATIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP VALUE FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                          INSTITUTIONAL SHARES
                                          --------------------
                                             FOR THE PERIOD
                                            APRIL 28, 2000*
                                                THROUGH
                                           DECEMBER 31, 2000
                                          --------------------
PER SHARE DATA:
Net asset value at beginning of
  period................................         $10.00
                                                 ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income...................           0.12
Net realized and unrealized loss on
  investments...........................          (0.30)
                                                 ------
  Total from investment operations......          (0.18)
                                                 ------
DIVIDENDS
Dividends from net investment income....          (0.11)
                                                 ------
Net asset value at end of period........         $ 9.71
                                                 ======
TOTAL RETURN:...........................          (1.83)%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's
  omitted)..............................         $4,095
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................           0.80%***
  Expenses, prior to waiver from The
    Bank of New York....................           7.75%***
  Net investment income, net of waiver
    from The Bank of New York...........           1.86%***
Portfolio turnover rate.................              2%

*    COMMENCEMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON S&P 500 INDEX FUND

        SCHEDULE OF INVESTMENTS

       DECEMBER 31, 2000

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                          VALUE
---------                                                     -----------
           COMMON STOCKS--95.6%
           ADVERTISING AND MARKETING
           SERVICES--0.2%
     400   Interpublic Group of Cos., Inc...................  $    17,025
     250   Omnicom Group, Inc...............................       20,719
                                                              -----------
                                                                   37,744
                                                              -----------
           AEROSPACE AND DEFENSE--1.2%
     150   B.F. Goodrich Co.................................        5,456
   1,250   Boeing Co........................................       82,500
     300   General Dynamics Corp............................       23,400
     600   Lockheed Martin Corp.............................       20,370
     100   Northrop Grumman Corp............................        8,300
     450   Raytheon Co., Class B............................       13,978
     650   United Technologies Corp.........................       51,106
                                                              -----------
                                                                  205,110
                                                              -----------
           AIRLINES--0.2%
     200   AMR Corp.........................................        7,837
     150   Delta Air Lines, Inc.............................        7,528
     700   Southwest Airlines Co............................       23,471
     100   USAirways Group, Inc.*...........................        4,056
                                                              -----------
                                                                   42,892
                                                              -----------
           ALUMINUM, STEEL AND OTHER
           METALS--0.4%
     450   Alcan Aluminium Ltd..............................       15,384
   1,206   Alcoa, Inc.......................................       40,401
     100   Allegheny Technologies, Inc......................        1,587
     200   Freeport-McMoRan
           Copper & Gold, Inc.,
           Class B*.........................................        1,712
     250   Inco Ltd.........................................        4,190
     100   Nucor Corp.......................................        3,969
     100   Phelps Dodge Corp................................        5,581
NUMBER OF
 SHARES                                                         VALUE
---------                                                     -----------
           COMMON STOCKS (CONTINUED)
     100   USX-U.S. Steel Group.............................  $     1,800
                                                              -----------
                                                                   74,624
                                                              -----------
           AUTOMOTIVE--0.9%
     150   AutoZone, Inc.*..................................        4,275
     200   Dana Corp........................................        3,062
     750   Delphi Automotive Systems Corp...................        8,437
   2,547   Ford Motor Co....................................       59,695
     800   General Motors Corp..............................       40,750
     400   Harley-Davidson, Inc.............................       15,900
     100   Johnson Controls, Inc............................        5,200
      50   Navistar International Corp......................        1,309
     100   PACCAR, Inc......................................        4,925
     150   TRW, Inc.........................................        5,812
     139   Visteon Corp.*...................................        1,598
                                                              -----------
                                                                  150,963
                                                              -----------
           BANKING AND FINANCE--4.8%
     500   AmSouth Bancorp..................................        7,625
   2,250   Bank of America Corp.............................      103,219
   1,000   Bank of New York Co., Inc........................       55,187
   1,600   Bank One Corp....................................       58,600
     550   BB&T Corp........................................       20,522
     257   Charter One Financial, Inc.......................        7,421
     200   Comerica, Inc....................................       11,875
     650   Fifth Third Bancorp..............................       38,837
   1,350   First Union Corp.................................       37,547
   1,300   Firstar Corp.....................................       30,225
   1,250   FleetBoston Financial Corp.......................       46,953
     250   Golden West Financial Corp.......................       16,875
     305   Huntington Bancshares, Inc.......................        4,937
     550   KeyCorp..........................................       15,400
     650   Mellon Financial Corp............................       31,972
     800   National City Corp...............................       23,000
     300   Northern Trust Corp..............................       24,469

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON S&P 500 INDEX FUND

       DECEMBER 31, 2000

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                         VALUE
---------                                                     -----------
           COMMON STOCKS (CONTINUED)
     202   Old Kent Financial Corp..........................  $     8,837
     300   Regions Financial Corp...........................        8,194
     200   SouthTrust Corp..................................        8,137
     250   State Street Corp................................       31,052
     250   Summit Bancorp...................................        9,547
     400   SunTrust Banks, Inc..............................       25,200
   1,000   U.S. Bancorp.....................................       29,187
     200   Union Planters Corp..............................        7,150
     300   Wachovia Corp....................................       17,437
     750   Washington Mutual, Inc...........................       39,797
   2,350   Wells Fargo & Co.................................      130,866
                                                              -----------
                                                                  850,068
                                                              -----------
           BEVERAGES, FOOD AND TOBACCO--4.2%
      50   Adolph Coors Co., Class B........................        4,016
   1,250   Anheuser-Busch Cos., Inc.........................       56,875
     827   Archer-Daniels-Midland Co........................       12,405
     100   Brown-Forman Corp., Class B......................        6,650
     550   Campbell Soup Co.................................       19,044
     550   Coca-Cola Enterprises, Inc.......................       10,450
     700   ConAgra, Inc.....................................       18,200
     400   General Mills, Inc...............................       17,825
     500   H.J. Heinz Co....................................       23,719
     200   Hershey Foods Corp...............................       12,875
     550   Kellogg Co.......................................       14,437
   1,800   McDonald's Corp..................................       61,200
   2,000   PepsiCo, Inc.....................................       99,125
   3,050   Philip Morris Cos., Inc..........................      134,200
     200   Quaker Oats Co...................................       19,475
     400   Ralston Purina Group.............................       10,450
     150   SUPERVALU, Inc...................................        2,081
   3,400   The Coca-Cola Co.................................      207,187
     200   UST, Inc.........................................        5,612
     150   Wm. Wrigley Jr. Co...............................       14,372
                                                              -----------
                                                                  750,198
                                                              -----------
NUMBER OF
 SHARES                                                         VALUE
---------                                                     -----------
           COMMON STOCKS (CONTINUED)
           BIOSCIENCES--0.7%
   1,450   Amgen, Inc.*.....................................  $    92,709
     200   Biogen, Inc.*....................................       12,012
     250   Chiron Corp.*....................................       11,125
                                                              -----------
                                                                  115,846
                                                              -----------
           BUILDING AND BUILDING PRODUCTS--1.1%
     150   Ecolab, Inc......................................        6,478
     302   Georgia-Pacific Group............................        9,400
   3,200   Home Depot, Inc..................................      146,200
     100   Louisiana-Pacific Corp...........................        1,012
     600   Masco Corp.......................................       15,412
     200   Sherwin-Williams Co..............................        5,262
     150   Vulcan Materials Co..............................        7,181
                                                              -----------
                                                                  190,945
                                                              -----------
           BUSINESS EQUIPMENT AND SERVICES--0.2%
     200   Convergys Corp.*.................................        9,062
     200   Lexmark International Group, Inc., Class A*......        8,862
     350   Pitney Bowes, Inc................................       11,594
     900   Xerox Corp.......................................        4,162
                                                              -----------
                                                                   33,680
                                                              -----------
           CHEMICALS--1.0%
     300   Air Products and Chemicals, Inc..................       12,300
     100   Ashland, Inc.....................................        3,589
     950   Dow Chemical Co..................................       34,794
   1,450   duPont (E.I.) de Nemours & Co....................       70,053
     100   Eastman Chemical Co..............................        4,875
      50   Great Lakes Chemical Corp........................        1,859
     100   Hercules, Inc....................................        1,906
     250   PPG Industries, Inc..............................       11,578
     200   Praxair, Inc.....................................        8,875

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON S&P 500 INDEX FUND

       DECEMBER 31, 2000

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                         VALUE
---------                                                     -----------
           COMMON STOCKS (CONTINUED)
     300   Rohm and Haas Co.................................  $    10,894
     100   Sigma-Aldrich Corp...............................        3,931
     200   Union Carbide Corp...............................       10,762
                                                              -----------
                                                                  175,416
                                                              -----------
           COMMUNICATIONS, MEDIA AND ENTERTAINMENT--1.8%
     800   Clear Channel Communications, Inc.*..............       38,750
   1,250   Comcast Corp., Class A*..........................       52,187
     350   Gannett Co., Inc.................................       22,072
     250   McGraw-Hill Cos., Inc............................       14,656
      50   Meredith Corp....................................        1,609
   1,850   Time Warner, Inc.................................       96,644
   2,070   Viacom, Inc., Class B*...........................       96,772
                                                              -----------
                                                                  322,690
                                                              -----------
           COMPUTER SERVICES--1.4%
   3,200   America Online, Inc.*............................      111,360
     200   Ceridian Corp....................................        3,987
     250   Computer Sciences Corp.*.........................       15,031
     500   Compuware Corp.*.................................        3,125
     650   Electronic Data Systems Corp.....................       37,537
     300   Intuit, Inc.*....................................       11,831
     450   Network Appliance, Inc.*.........................       28,884
     150   Sapient Corp.*...................................        1,791
     400   Unisys Corp.*....................................        5,850
     750   Yahoo!, Inc.*....................................       22,547
                                                              -----------
                                                                  241,943
                                                              -----------
           COMPUTERS--MICRO--3.0%
     400   Apple Computer, Inc.*............................        5,950
   2,300   Compaq Computer Corp.............................       34,615
   3,550   Dell Computer Corp.*.............................       61,903
     400   Gateway, Inc.*...................................        7,196
   2,700   Hewlett-Packard Co...............................       85,219
NUMBER OF
 SHARES                                                         VALUE
---------                                                     -----------
           COMMON STOCKS (CONTINUED)
   2,450   International Business Machines Corp. (IBM)......  $   208,250
   4,450   Sun Microsystems, Inc.*..........................      124,044
                                                              -----------
                                                                  527,177
                                                              -----------
           COMPUTERS--SOFTWARE AND
           PERIPHERALS--6.2%
     350   Adobe Systems, Inc...............................       20,366
      50   Autodesk, Inc....................................        1,347
     300   BMC Software, Inc.*..............................        4,200
     350   BroadVision, Inc.*...............................        4,134
   9,900   Cisco Systems, Inc.*.............................      378,675
     250   Citrix Systems, Inc.*............................        5,625
     800   Computer Associates International, Inc...........       15,600
   3,000   EMC Corp.*.......................................      199,500
     100   Mercury Interactive Corp.*.......................        9,025
   7,350   Microsoft Corp.*.................................      318,806
     150   NCR Corp.*.......................................        7,369
     350   Parametric Technology Corp.*.....................        4,703
     400   PeopleSoft, Inc.*................................       14,875
     600   Siebel Systems, Inc.*............................       40,575
     550   VERITAS Software Corp.*..........................       48,125
     450   Xilinx, Inc.*....................................       20,756
                                                              -----------
                                                                1,093,681
                                                              -----------
           CONGLOMERATES--3.7%
  13,650   General Electric Co..............................      654,347
     200   Textron, Inc.....................................        9,300
                                                              -----------
                                                                  663,647
                                                              -----------
           CONSUMER GOODS AND SERVICES--0.7%
      50   American Greetings Corp., Class A................          472
     150   Avery Dennison Corp..............................        8,231
     100   Brunswick Corp...................................        1,644

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON S&P 500 INDEX FUND

       DECEMBER 31, 2000

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                         VALUE
---------                                                     -----------
           COMMON STOCKS (CONTINUED)
   1,000   Cendant Corp.*...................................  $     9,625
     400   Eastman Kodak Co.................................       15,750
     200   Fortune Brands, Inc..............................        6,000
     200   Hasbro, Inc......................................        2,125
     550   Mattel, Inc......................................        7,942
   1,150   Sara Lee Corp....................................       28,247
      50   Tupperware Corp..................................        1,022
     800   Unilever NY ADR..................................       50,350
                                                              -----------
                                                                  131,408
                                                              -----------
           CONTAINERS AND PACKAGING--0.1%
      50   Ball Corp........................................        2,303
      50   Bemis Co., Inc...................................        1,678
     200   Pactiv Corp.*....................................        2,475
     100   Sealed Air Corp.*................................        3,050
                                                              -----------
                                                                    9,506
                                                              -----------
           DATA PROCESSING SYSTEMS--0.6%
     900   Automatic Data Processing, Inc...................       56,981
     550   First Data Corp..................................       28,978
     525   Paychex, Inc.....................................       25,528
                                                              -----------
                                                                  111,487
                                                              -----------
           ELECTRONIC EQUIPMENT AND COMPONENTS--4.7%
     400   Advanced Micro Devices, Inc.*....................        5,525
     633   Agilent Technologies, Inc.*......................       34,657
     550   Altera Corp.*....................................       14,472
     250   American Power Conversion Corp.*.................        3,094
     500   Analog Devices, Inc.*............................       25,594
   1,100   Applied Materials, Inc.*.........................       42,006
     400   Applied Micro Circuits Corp.*....................       30,019
NUMBER OF
 SHARES                                                         VALUE
---------                                                     -----------
           COMMON STOCKS (CONTINUED)
     300   Conexant Systems, Inc.*..........................  $     4,612
     150   Cooper Industries, Inc...........................        6,891
     600   Emerson Electric Co..............................       47,287
   9,250   Intel Corp.......................................      278,078
     250   KLA-Tencor Corp.*................................        8,422
     450   Linear Technology Corp...........................       20,812
     400   LSI Logic Corp.*.................................        6,836
     400   Maxim Integrated Products, Inc.*.................       19,125
     800   Micron Technology, Inc...........................       28,400
     250   Molex, Inc.......................................        8,875
     200   National Semiconductor Corp.*....................        4,025
     150   Novellus Systems, Inc.*..........................        5,391
     793   Palm, Inc.*......................................       22,452
     100   Power-One, Inc.*.................................        3,931
     150   QLogic Corp.*....................................       11,550
     250   Rockwell International
           Corp.............................................       11,906
     200   Sanmina Corp.*...................................       15,325
     850   Solectron Corp.*.................................       28,815
     200   Symbol Technologies, Inc.........................        7,200
     100   Tektronix, Inc.*.................................        3,369
     250   Teradyne, Inc.*..................................        9,312
   2,400   Texas Instruments, Inc...........................      113,700
      50   Thomas & Betts Corp..............................          809
     250   Vitesse Semiconductor Corp.*.....................       13,828
                                                              -----------
                                                                  836,318
                                                              -----------
           FINANCIAL SERVICES--12.1%
     150   Ambac Financial Group, Inc.......................        8,747
   1,850   American Express Co..............................      101,634
     150   Bear Stearns Cos., Inc...........................        7,603
     300   Capital One Financial Corp.......................       19,744
   1,900   Charles Schwab Corp. (The).......................       53,912
   1,825   Chase Manhattan Corp.............................       82,923

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON S&P 500 INDEX FUND

       DECEMBER 31, 2000

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                         VALUE
---------                                                     -----------
           COMMON STOCKS (CONTINUED)
   6,926   Citigroup, Inc...................................  $   353,659
     150   Countrywide Credit Industries, Inc...............        7,537
     100   Deluxe Corp......................................        2,527
     200   Equifax, Inc.....................................        5,737
   1,400   Fannie Mae.......................................      121,450
     350   Franklin Resources, Inc..........................       13,335
     950   Freddie Mac......................................       65,431
     100   H&R Block, Inc...................................        4,137
     650   Household International, Inc.....................       35,750
     250   J.P. Morgan & Co.................................       41,375
     350   Lehman Brothers Holdings, Inc....................       23,669
     400   Marsh & McLennan Cos., Inc.......................       46,800
     150   MBIA, Inc........................................       11,119
   1,150   MBNA Corp........................................       42,478
   1,100   Merrill Lynch & Co., Inc.........................       75,006
     150   MGIC Investment Corp.............................       10,116
     200   Moody's Corp.....................................        5,137
   1,550   Morgan Stanley Dean
           Witter & Co......................................      122,837
     400   PNC Financial Services Group.....................       29,225
     400   Providian Financial Corp.........................       23,000
   5,940   Standard and Poor's ADR..........................      779,254
     300   Stilwell Financial, Inc..........................       11,831
     350   Synovus Financial Corp...........................        9,428
     150   T. Rowe Price Group, Inc.........................        6,340
     350   The CIT Group, Inc.,
           Class A..........................................        7,044
     250   USA Education, Inc...............................       17,000
                                                              -----------
                                                                2,145,785
                                                              -----------
           FOREST AND PAPER PRODUCTS--0.4%
      50   Boise Cascade Corp...............................        1,681
NUMBER OF
 SHARES                                                         VALUE
---------                                                     -----------
           COMMON STOCKS (CONTINUED)
     635   International Paper Co...........................  $    25,916
     150   Mead Corp........................................        4,706
      50   Potlatch Corp....................................        1,678
      50   Temple-Inland, Inc...............................        2,681
     100   Westvaco Corp....................................        2,919
     300   Weyerhaeuser Co..................................       15,225
     150   Willamette Industries, Inc.......................        7,041
                                                              -----------
                                                                   61,847
                                                              -----------
           HEALTH CARE PRODUCTS AND
           SERVICES--4.8%
   2,150   Abbott Laboratories..............................      104,141
     200   Allergan, Inc....................................       19,362
   1,800   American Home Products Corp......................      114,390
     300   Applera Corp.--Applied Biosystems Group..........       28,219
      50   Bausch & Lomb, Inc...............................        2,022
     400   Baxter International, Inc........................       35,325
     350   Becton, Dickinson & Co...........................       12,119
     225   Biomet, Inc......................................        8,930
     550   Boston Scientific Corp.*.........................        7,528
      50   C. R. Bard, Inc..................................        2,328
     400   Cardinal Health, Inc.............................       39,850
     450   Guidant Corp.*...................................       24,272
     750   HCA-The Healthcare Corp..........................       33,007
     500   HEALTHSOUTH Corp.*...............................        8,156
     200   Humana, Inc.*....................................        3,050
     400   IMS Health, Inc..................................       10,800
   1,950   Johnson & Johnson................................      204,872
     100   Manor Care, Inc.*................................        2,062
     400   Mckesson HBOC, Inc...............................       14,356
   1,650   Medtronic, Inc...................................       99,619
     150   Quintiles Transnational Corp.*...................        3,141
     100   St. Jude Medical, Inc............................        6,144
     250   Stryker Corp.....................................       12,647

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON S&P 500 INDEX FUND

       DECEMBER 31, 2000

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                         VALUE
---------                                                     -----------
           COMMON STOCKS (CONTINUED)
     450   Tenet Healthcare Corp.*..........................  $    19,997
     500   UnitedHealth Group, Inc..........................       30,687
     100   Wellpoint Health Networks, Inc.*.................       11,525
                                                              -----------
                                                                  858,549
                                                              -----------
           HOMEBUILDERS--0.0%
     100   Centex Corp......................................        3,756
      50   Kaufman and Broad Home Corp......................        1,684
      50   Pulte Corp.......................................        2,109
                                                              -----------
                                                                    7,549
                                                              -----------
           HOTELS AND GAMING--0.2%
     150   Harrah's Entertainment, Inc.*....................        3,956
     500   Hilton Hotels Corp...............................        5,250
     350   Marriott International, Inc., Class A............       14,787
     250   Starwood Hotels & Resorts Worldwide, Inc.........        8,813
                                                              -----------
                                                                   32,806
                                                              -----------
           HOUSEHOLD AND PERSONAL CARE PRODUCTS--1.9%
      50   Alberto-Culver Co., Class B......................        2,141
     350   Avon Products, Inc...............................       16,756
     300   Clorox Co........................................       10,650
     800   Colgate-Palmolive Co.............................       51,640
     100   International Flavors & Fragrances, Inc..........        2,031
     750   Kimberly-Clark Corp..............................       53,018
     250   Leggett & Platt, Inc.............................        4,734
     100   Maytag Corp......................................        3,231
   1,450   The Gillette Co..................................       52,381
   1,800   The Procter & Gamble Co..........................      141,188
NUMBER OF
 SHARES                                                         VALUE
---------                                                     -----------
           COMMON STOCKS (CONTINUED)
     100   Whirlpool Corp...................................  $     4,769
                                                              -----------
                                                                  342,539
                                                              -----------
           HUMAN RESOURCES--0.0%
     250   Robert Half International, Inc.*.................        6,625
                                                              -----------
           INSURANCE--3.6%
     200   Aetna, Inc.*.....................................        8,213
     350   AFLAC, Inc.......................................       25,266
   1,000   Allstate Corp....................................       43,563
     350   American General Corp............................       28,525
   3,200   American International Group, Inc................      315,400
     350   Aon Corp.........................................       11,988
     250   Chubb Corp.......................................       21,625
     250   CIGNA Corp.......................................       33,075
     200   Cincinnati Financial Corp........................        7,913
     400   Conseco, Inc.....................................        5,275
     300   Hartford Financial Services Group, Inc...........       21,188
     150   Jefferson-Pilot Corp.............................       11,213
     250   Lincoln National Corp............................       11,828
     150   Loews Corp.......................................       15,534
   1,050   MetLife, Inc.....................................       36,750
     100   Progressive Corp.................................       10,363
     150   SAFECO Corp......................................        4,931
     300   St. Paul Cos., Inc...............................       16,294
     150   Torchmark Corp...................................        5,766
     300   UnumProvident Corp...............................        8,063
                                                              -----------
                                                                  642,773
                                                              -----------
           MACHINERY AND ENGINEERING--0.3%
      50   Briggs & Stratton Corp...........................        2,219
     450   Caterpillar, Inc.................................       21,291
      50   Cummins Engine Co., Inc..........................        1,897
     300   Deere & Co.......................................       13,744

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON S&P 500 INDEX FUND

       DECEMBER 31, 2000

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                         VALUE
---------                                                     -----------
           COMMON STOCKS (CONTINUED)
     100   Eaton Corp.......................................  $     7,519
     100   Fluor Corp.......................................        3,306
     200   Ingersoll-Rand Co................................        8,375
                                                              -----------
                                                                   58,351
                                                              -----------
           MANUFACTURING--1.9%
      50   Crane Co.........................................        1,422
     200   Danaher Corp.....................................       13,675
     300   Dover Corp.......................................       12,169
      50   FMC Corp.........................................        3,584
   1,100   Honeywell International, Inc.....................       52,044
     400   Illinois Tool Works, Inc.........................       23,825
     100   ITT Industries, Inc..............................        3,875
     550   Minnesota Mining and Manufacturing Co. (3M)......       66,275
      50   National Service Industries, Inc.................        1,284
     350   Newell Rubbermaid, Inc...........................        7,963
     150   Pall Corp........................................        3,197
     150   Parker-Hannifin Corp.............................        6,619
      50   Timken Co........................................          756
   2,396   Tyco International Ltd...........................      132,978
     100   Worthington Industries, Inc......................          806
                                                              -----------
                                                                  330,472
                                                              -----------
           MINING--0.1%
     500   Barrick Gold Corp................................        8,190
     350   Homestake Mining Co..............................        1,466
     100   Massey Energy Co.................................        1,275
     200   Newmont Mining Corp..............................        3,413
     450   Placer Dome, Inc.................................        4,331
                                                              -----------
                                                                   18,675
                                                              -----------
           NETWORKING PRODUCTS--1.3%
     100   Adaptec, Inc.*...................................        1,025
     250   Cabletron Systems, Inc.*.........................        3,766
NUMBER OF
 SHARES                                                         VALUE
---------                                                     -----------
           COMMON STOCKS (CONTINUED)
     450   Novell, Inc.*....................................  $     2,348
   7,700   Oracle Corp.*....................................      223,781
                                                              -----------
                                                                  230,920
                                                              -----------
           OIL AND GAS--6.5%
     150   Amerada Hess Corp................................       10,959
     363   Anadarko Petroleum Corp..........................       25,802
     200   Apache Corp......................................       14,013
     450   Baker Hughes, Inc................................       18,703
     300   Burlington Resources, Inc........................       15,150
     900   Chevron Corp.....................................       75,994
     300   Coastal Corp.....................................       26,494
     850   Conoco, Inc., Class B............................       24,597
     200   Devon Energy Corp................................       12,194
     450   Dynegy, Inc., Class A............................       25,228
     350   El Paso Energy Corp..............................       25,069
     150   Engelhard Corp...................................        3,056
     150   EOG Resources, Inc...............................        8,203
   4,800   Exxon Mobil Corp.................................      417,300
     600   Halliburton Co...................................       21,750
     150   Kerr-McGee Corp..................................       10,041
      50   McDermott International, Inc.....................          538
     200   Nabors Industries, Inc.*.........................       11,830
      50   NICOR, Inc.......................................        2,159
     500   Occidental Petroleum Corp........................       12,125
      50   ONEOK, Inc.......................................        2,406
      50   Peoples Energy Corp..............................        2,238
     350   Phillips Petroleum Co............................       19,906
     100   Rowan Cos., Inc.*................................        2,700
   2,950   Royal Dutch Petroleum Co.........................      178,659
     800   Schlumberger Ltd.................................       63,950
     250   Sempra Energy....................................        5,813
     100   Sunoco, Inc......................................        3,369
     750   Texaco, Inc......................................       46,594
     200   Tosco Corp.......................................        6,788
     300   Transocean Sedco Forex, Inc......................       13,800

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON S&P 500 INDEX FUND

       DECEMBER 31, 2000

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                         VALUE
---------                                                     -----------
           COMMON STOCKS (CONTINUED)
     350   Unocal Corp......................................  $    13,541
     400   USX-Marathon Group...............................       11,100
     600   Williams Cos., Inc...............................       23,963
                                                              -----------
                                                                1,156,032
                                                              -----------
           PHARMACEUTICALS--7.5%
     300   ALZA Corp.*......................................       12,750
   2,700   Bristol-Myers Squibb Co..........................      199,631
   1,550   Eli Lilly & Co...................................      144,247
     150   Forest Laboratories, Inc.*.......................       19,931
     250   King Pharmaceuticals, Inc.*......................       12,922
     300   MedImmune, Inc.*.................................       14,306
   3,200   Merck & Co., Inc.................................      299,600
   8,675   Pfizer, Inc......................................      399,050
   1,800   Pharmacia Corp...................................      109,800
   2,000   Schering-Plough Corp.............................      113,500
     150   Watson Pharmaceuticals, Inc.*....................        7,678
                                                              -----------
                                                                1,333,415
                                                              -----------
           PUBLISHING--0.3%
     150   Dow Jones & Company, Inc.........................        8,494
     150   Harcourt General, Inc............................        8,580
     100   Knight-Ridder, Inc...............................        5,688
     200   New York Times Co.,
           Class A..........................................        8,013
     150   R. R. Donnelley & Sons Co........................        4,050
     425   Tribune Co.......................................       17,956
                                                              -----------
                                                                   52,781
                                                              -----------
           RESORTS AND ENTERTAINMENT--0.5%
   2,850   Walt Disney Co. (The)............................       82,472
                                                              -----------
           RETAIL--APPAREL AND SHOES--0.4%
   1,150   GAP, Inc.........................................       29,325
     550   Limited, Inc.....................................        9,384
      50   Liz Claiborne, Inc...............................        2,081
     350   NIKE, Inc., Class B..............................       19,534
NUMBER OF
 SHARES                                                         VALUE
---------                                                     -----------
           COMMON STOCKS (CONTINUED)
     150   Nordstrom, Inc...................................  $     2,728
      50   Reebok International Ltd.*.......................        1,367
     150   V.F. Corp........................................        5,436
                                                              -----------
                                                                   69,855
                                                              -----------
           RETAIL AND WHOLESALE
           DISTRIBUTION--0.2%
     200   Genuine Parts Co.................................        5,238
     900   SYSCO Corp.......................................       27,000
     100   W.W. Grainger, Inc...............................        3,650
                                                              -----------
                                                                   35,888
                                                              -----------
           RETAIL--DEPARTMENT STORES--0.6%
     100   Dillard's, Inc., Class A.........................        1,181
     250   Federated Department Stores, Inc.*...............        8,750
     350   J. C. Penney Co., Inc............................        3,806
     450   Kohl's Corp.*....................................       27,450
     400   May Department Stores Co.........................       13,100
     450   Sears, Roebuck & Co..............................       15,638
   1,200   Target Corp......................................       38,700
                                                              -----------
                                                                  108,625
                                                              -----------
           RETAIL--DISCOUNT STORES--2.1%
     150   Consolidated Stores Corp.*.......................        1,594
     600   Costco Wholesale Corp.*..........................       23,963
     412   Dollar General Corp..............................        7,777
     650   Kmart Corp.*.....................................        3,453
     350   TJX Cos., Inc....................................        9,713
   6,150   Wal-Mart Stores, Inc.............................      326,719
                                                              -----------
                                                                  373,219
                                                              -----------
           RETAIL--FOOD STORES--0.5%
     550   Albertson's, Inc.................................       14,575
   1,100   Kroger Co........................................       29,769
     700   Safeway, Inc.*...................................       43,750

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON S&P 500 INDEX FUND

       DECEMBER 31, 2000

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                         VALUE
---------                                                     -----------
           COMMON STOCKS (CONTINUED)
     150   Winn-Dixie Stores, Inc...........................  $     2,906
                                                              -----------
                                                                   91,000
                                                              -----------
           RETAIL--RESTAURANTS--0.1%
     150   Darden Restaurants, Inc..........................        3,431
     250   Starbucks Corp.*.................................       11,063
     200   Tricon Global Restaurants, Inc.*.................        6,600
     150   Wendy's International, Inc.......................        3,938
                                                              -----------
                                                                   25,032
                                                              -----------
           RETAIL--SPECIALTY STORES--0.9%
     350   Bed Bath & Beyond, Inc.*.........................        7,831
     250   Best Buy Co., Inc.*..............................        7,391
     250   Circuit City Stores-Circuit City Group...........        2,875
     550   CVS Corp.........................................       32,966
      50   Longs Drug Stores Corp...........................        1,206
     550   Lowe's Cos., Inc.................................       24,475
     400   Office Depot, Inc.*..............................        2,850
     250   RadioShack Corp..................................       10,703
     600   Staples, Inc.*...................................        7,088
     200   Tiffany & Co.....................................        6,325
     250   Toys "R" Us, Inc.*...............................        4,172
   1,400   Walgreen Co......................................       58,538
                                                              -----------
                                                                  166,420
                                                              -----------
           TELECOMMUNICATIONS--8.3%
   1,050   ADC Telecommunications, Inc.*....................       19,031
     450   ALLTEL Corp......................................       28,097
     100   Andrew Corp.*....................................        2,175
   5,148   AT&T Corp........................................       89,125
     337   Avaya, Inc.*.....................................        3,475
   2,550   BellSouth Corp...................................      104,391
     350   Broadcom Corp.*..................................       29,400
NUMBER OF
 SHARES                                                         VALUE
---------                                                     -----------
           COMMON STOCKS (CONTINUED)
     200   CenturyTel, Inc..................................  $     7,150
     250   Comverse Technology, Inc.*.......................       27,156
   1,300   Corning, Inc.....................................       68,656
   1,200   Global Crossing Ltd.*............................       17,175
   1,350   JDS Uniphase Corp.*..............................       56,278
   4,600   Lucent Technologies, Inc.........................       62,100
   3,000   Motorola, Inc....................................       60,750
   1,050   Nextel Communications, Inc.*.....................       25,988
   4,250   Nortel Networks Corp.............................      136,266
   1,050   QUALCOMM, Inc.*..................................       86,297
   2,259   Qwest Communications International, Inc.*........       92,619
   4,650   SBC Communications, Inc..........................      222,038
     200   Scientific-Atlanta, Inc..........................        6,513
   1,200   Sprint Corp......................................       24,375
   1,250   Sprint Corp. (PCS Group)*........................       25,547
     550   Tellabs, Inc.*...................................       31,075
   3,716   Verizon Communications, Inc......................      186,265
   3,950   WorldCom, Inc.*..................................       55,547
                                                              -----------
                                                                1,467,489
                                                              -----------
           TIRE AND RUBBER--0.0%
      50   Cooper Tire & Rubber Co..........................          531
     200   Goodyear Tire & Rubber Co........................        4,598
                                                              -----------
                                                                    5,129
                                                              -----------
           TOOLS AND INSTRUMENTS--0.2%
     100   Black & Decker Corp..............................        3,925
      50   Millipore Corp...................................        3,150
     100   PerkinElmer, Inc.................................       10,500
      50   Snap-on, Inc.....................................        1,394
     100   Stanley Works....................................        3,119
     250   Thermo Electron Corp.*...........................        7,438
                                                              -----------
                                                                   29,526
                                                              -----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON S&P 500 INDEX FUND

       DECEMBER 31, 2000

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                         VALUE
---------                                                     -----------
           COMMON STOCKS (CONTINUED)
           TRANSPORTATION--0.4%
     550   Burlington Northern Santa Fe Corp................  $    15,572
     300   CSX Corp.........................................        7,781
     400   FedEx Corp.*.....................................       15,984
     500   Norfolk Southern Corp............................        6,656
      50   Ryder System, Inc................................          831
     350   Union Pacific Corp...............................       17,763
                                                              -----------
                                                                   64,587
                                                              -----------
           TRAVEL SERVICES--0.2%
     800   Carnival Corp....................................       24,650
     150   Sabre Holdings Corp.*............................        6,469
                                                              -----------
                                                                   31,119
                                                              -----------
           UTILITIES--GAS AND ELECTRIC--3.0%
     650   AES Corp.........................................       35,994
     150   Allegheny Energy, Inc............................        7,228
     200   Ameren Corp......................................        9,263
     430   American Electric Power Co., Inc.................       19,995
     400   Calpine Corp.*...................................       18,025
     200   Cinergy Corp.....................................        7,025
     150   CMS Energy Corp..................................        4,753
     300   Consolidated Edison, Inc.........................       11,550
     200   Constellation Energy Group.......................        9,013
     350   Dominion Resources, Inc..........................       23,450
     200   DTE Energy Co....................................        7,788
     500   Duke Energy Corp.................................       42,625
     400   Edison International.............................        6,250
   1,050   Enron Corp.......................................       87,281
     300   Entergy Corp.....................................       12,694
     431   Exelon Corp......................................       30,261
     300   FirstEnergy Corp.................................        9,469
NUMBER OF
 SHARES                                                         VALUE
---------                                                     -----------
           COMMON STOCKS (CONTINUED)
     250   FPL Group, Inc...................................  $    17,938
     150   GPU, Inc.........................................        5,522
     200   KeySpan Corp.....................................        8,475
     150   Kinder Morgan, Inc...............................        7,828
     200   Niagara Mohawk Holdings, Inc.....................        3,338
     257   NiSource, Inc....................................        7,903
     500   PG&E Corp........................................       10,000
     100   Pinnacle West Capital Corp.......................        4,763
     200   PPL Corp.........................................        9,038
     291   Progress Energy, Inc.............................       14,314
     150   Progress Energy, Inc.*(a)........................           68
     300   Public Service Enterprise Group, Inc.............       14,588
     400   Reliant Energy, Inc..............................       17,325
     900   Southern Co......................................       29,925
     350   TXU Corp.........................................       15,509
     477   Xcel Energy, Inc.................................       13,863
                                                              -----------
                                                                  523,061
                                                              -----------
           WASTE MANAGEMENT--0.2%
     250   Allied Waste Industries, Inc.*...................        3,641
     850   Waste Management, Inc............................       23,588
                                                              -----------
                                                                   27,229
                                                              -----------
           TOTAL COMMON STOCKS
           (Cost $18,692,174)...............................   16,945,113
                                                              -----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON S&P 500 INDEX FUND

       DECEMBER 31, 2000

--------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                                                          VALUE
----------                                                     -----------
            UNITED STATES GOVERNMENT AGENCIES & OBLIGATIONS--0.3%
            UNITED STATES TREASURY BILLS--0.3%
$  50,000   5.60%, 1/18/01
            (Cost $49,877)...................................  $    49,881
                                                               -----------
            MONEY MARKET FUND--2.7%
  471,455   ACM Institutional Reserves (Prime Portfolio),
            6.44%(b)
            (Cost $471,455)..................................      471,455
                                                               -----------

             TOTAL INVESTMENTS
             (Cost $19,213,506)(c)--98.6%............   17,466,449
             Other assets less
             liabilities--1.4%.......................      251,804
                                                       -----------
             NET ASSETS--100.0%......................  $17,718,253
                                                       ===========

ADR  AMERICAN DEPOSITARY RECEIPT.
*    NON-INCOME PRODUCING SECURITY.
(a)  CONTINGENT VALUE OBLIGATION
(b)  REPRESENTS ANNUALIZED 7 DAY YIELD AT DECEMBER 31, 2000.
(c) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT DECEMBER 31, 2000, NET UNREALIZED DEPRECIATION WAS $1,831,032 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $1,239,813 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $3,070,845.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON S&P 500 INDEX FUND

        STATEMENT OF ASSETS AND LIABILITIES
         DECEMBER 31, 2000

ASSETS:
  Investments at market value,
    (Cost $19,213,506)..................  $   17,466,449
  Receivables:
    Capital stock sold..................         343,997
    Due from Advisor....................          97,380
    Investments sold....................          58,169
    Dividends...........................          15,664
    Interest............................           2,121
  Other assets..........................          16,288
                                          --------------
    TOTAL ASSETS........................      18,000,068
                                          --------------
LIABILITIES:
  Due to custodian......................           2,213
  Payables:
    Investments purchased...............         232,127
    Services provided by the Bank of New
      York and Administrator............          28,162
    Variation margin payable............           2,335
  Accrued expenses and other
    liabilities.........................          16,978
                                          --------------
    TOTAL LIABILITIES...................         281,815
                                          --------------
NET ASSETS:.............................  $   17,718,253
                                          ==============
SOURCES OF NET ASSETS:
  Capital stock @ par...................  $        1,954
  Capital surplus.......................      19,484,047
  Undistributed net investment income...           1,471
  Net realized gain (loss) on:
    Investments.........................         (35,682)
    Futures.............................          15,855
  Net unrealized depreciation on:
    Investments.........................      (1,747,057)
    Futures.............................          (2,335)
                                          --------------
NET ASSETS..............................  $   17,718,253
                                          ==============
INSTITUTIONAL SHARES:
  Net assets............................  $   17,718,253
                                          ==============
  Shares outstanding....................       1,953,851
                                          ==============
  Net asset value, offering price and
    repurchase price per share..........  $         9.07
                                          ==============
Institutional Shares authorized @ $.001
  par value.............................     200,000,000

                            STATEMENT OF OPERATIONS
                         FOR THE PERIOD APRIL 28, 2000*
                           THROUGH DECEMBER 31, 2000

INVESTMENT INCOME:
  Dividends (net of foreign withholding
    tax of $406)........................  $       84,711
  Interest..............................          15,781
                                          --------------
    TOTAL INCOME........................         100,492
                                          --------------
EXPENSES:
  Accounting services...................          39,899
  Custodian.............................          27,688
  Advisory..............................          18,551
  Administration........................          14,841
  Transfer agent........................          14,239
  Registration and filings..............          13,346
  Audit.................................           6,218
  Directors.............................           4,178
  Reports to shareholders...............           1,249
  Legal.................................             172
  Cash management.......................             133
  Other.................................           1,390
                                          --------------
    TOTAL EXPENSES......................         141,904
  Fees waived by the Bank of New York
    (Note 3)............................        (115,932)
                                          --------------
    NET EXPENSES........................          25,972
                                          --------------
    NET INVESTMENT INCOME...............          74,520
                                          --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain (loss) on:
    Investments.........................         (35,682)
    Futures.............................          15,855
                                          --------------
  Net realized loss on investments and
    futures.............................         (19,827)
                                          --------------
  Increase in unrealized depreciation
    on:
    Investments.........................      (1,747,057)
    Futures.............................          (2,335)
                                          --------------
  Net unrealized loss on investments and
    futures during the period...........      (1,749,392)
                                          --------------
  Net realized and unrealized loss on
    investments and futures.............      (1,769,219)
                                          --------------
  Net decrease in net assets resulting
    from operations.....................  $   (1,694,699)
                                          ==============

*    COMMENCEMENT OF INVESTMENT OPERATIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON S&P 500 INDEX FUND

        STATEMENT OF CHANGES IN NET ASSETS

                                               FOR THE PERIOD
                                               APRIL 28, 2000*
                                                   THROUGH
                                              DECEMBER 31, 2000
                                          -------------------------
OPERATIONS:
  Net investment income.................         $    74,520
  Net realized loss on investments and
    futures.............................             (19,827)
  Increase in unrealized depreciation on
    investments and futures during the
    period..............................          (1,749,392)
                                                 -----------
    Net decrease in net assets resulting
     from operations....................          (1,694,699)
                                                 -----------
DIVIDENDS TO SHAREHOLDERS:
  Dividends from net investment income:
                           Institutional
                               Shares...             (73,049)
                                                 -----------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold:
    Institutional Shares................          21,112,561
  Proceeds from shares issued on
    reinvestment of dividends:
    Institutional Shares................              70,162
  Value of capital stock repurchased:
                           Institutional
                               Shares...          (1,696,722)
                                                 -----------
  Net increase in net assets resulting
    from capital stock transactions.....          19,486,001
                                                 -----------
    INCREASE IN NET ASSETS..............          17,718,253
NET ASSETS:
  Beginning of period...................                   0
                                                 -----------
  End of period (includes undistributed
    net investment income of $1,471 at
    December 31, 2000)..................         $17,718,253
                                                 ===========
CHANGES IN CAPITAL STOCK OUTSTANDING:
  Shares sold: Institutional Shares.....           2,121,469
  Shares issued on reinvestment of
    dividends: Institutional Shares.....               7,493
  Shares repurchased:
                   Institutional
                      Shares............            (175,111)
                                                 -----------
    Net increase........................           1,953,851
  Shares outstanding, beginning of
    period..............................                   0
                                                 -----------
  Shares outstanding, end of period.....           1,953,851
                                                 ===========

*    COMMENCEMENT OF INVESTMENT OPERATIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON S&P 500 INDEX FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                          INSTITUTIONAL SHARES
                                          --------------------
                                             FOR THE PERIOD
                                            APRIL 28, 2000*
                                                THROUGH
                                           DECEMBER 31, 2000
                                          --------------------
PER SHARE DATA:
Net asset value at beginning of
  period................................        $ 10.00
                                                -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income...................           0.07
Net realized and unrealized (loss) on
  investments...........................          (0.94)
                                                -------
  Total from investment operations......          (0.87)
                                                -------
DIVIDENDS
Dividends from net investment income....          (0.06)
                                                -------
Net asset value at end of period........        $  9.07
                                                =======
TOTAL RETURN:...........................          (8.72)%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's
  omitted)..............................        $17,718
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................           0.35%***
  Expenses, prior to waiver from The
    Bank of New York....................           1.91%***
  Net investment income, net of waiver
    from The Bank of New York...........           1.00%***
Portfolio turnover rate.................             33%

*    COMMENCEMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

        SCHEDULE OF INVESTMENTS

       DECEMBER 31, 2000

--------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                                                          VALUE
----------                                                     -----------
            UNITED STATES GOVERNMENT AGENCIES & OBLIGATIONS--43.7%
            FEDERAL HOME LOAN BANK--0.3%
$ 250,000   4.875%, 1/22/02..................................  $   247,891
                                                               -----------
            FEDERAL HOME LOAN MORTGAGE CORP.--6.3%
4,350,000   5.75%, 4/15/08...................................    4,308,283
1,100,000   6.875%, 9/15/10..................................    1,174,810
                                                               -----------
                                                                 5,483,093
                                                               -----------
            FEDERAL NATIONAL MORTGAGE ASSOC.--5.6%
3,450,000   5.125%, 2/13/04..................................    3,411,746
1,500,000   5.75%, 6/15/05...................................    1,500,965
                                                               -----------
                                                                 4,912,711
                                                               -----------
            TENNESSEE VALLEY AUTHORITY--5.7%
5,000,000   6.125%, 7/15/03..................................    5,027,825
                                                               -----------
            UNITED STATES TREASURY BONDS--5.3%
2,500,000   7.25%, 5/15/16...................................    2,943,913
1,600,000   6.125%, 11/15/27.................................    1,722,616
                                                               -----------
                                                                 4,666,529
                                                               -----------
            UNITED STATES TREASURY NOTES--20.5%
3,250,000   5.75%, 8/15/03...................................    3,298,243
3,000,000   5.875%, 11/15/05.................................    3,101,769
3,250,000   6.875%, 5/15/06..................................    3,516,347
2,425,000   6.25%, 2/15/07...................................    2,563,395
5,075,000   6.625%, 5/15/07..................................    5,475,610
                                                               -----------
                                                                17,955,364
                                                               -----------
            TOTAL UNITED STATES GOVERNMENT AGENCIES &
            OBLIGATIONS
            (Cost $38,173,000)...............................   38,293,413
                                                               -----------

PRINCIPAL
 AMOUNT                                                          VALUE
----------                                                     -----------
            COLLATERALIZED MORTGAGE OBLIGATIONS--40.6%
            FEDERAL HOME LOAN MORTGAGE CORP.--14.7%
$ 275,000   Series 1176-H
            8.00%, 12/15/06..................................  $   282,353
  300,686   Series 1338-J
            7.00%, 2/15/07...................................      300,629
   40,600   Series 1663-D
            7.00%, 8/15/11...................................       40,763
1,662,000   Series 1407-PK
            7.00%, 8/15/21...................................    1,675,030
2,100,000   Series 1494-PJ
            6.85%, 1/15/22...................................    2,099,706
1,314,000   Series 1617-C
            6.50%, 2/15/23...................................    1,313,726
  453,000   Series 1588-TC
            6.50%, 9/15/23...................................      453,304
1,372,000   Series 1602-H
            6.50%, 10/15/23..................................    1,347,014
2,623,000   Series 1608-O
            6.50%, 11/15/23..................................    2,554,161
  663,000   Series 1621-M
            6.50%, 11/15/23..................................      664,333
  345,000   Series 1633-C
            6.50%, 12/15/23..................................      340,024
   77,049   Series 1665-O
            6.50%, 1/15/24...................................       75,194
1,783,000   Series 1669-L
            6.50%, 2/15/24...................................    1,751,459
                                                               -----------
                                                                12,897,696
                                                               -----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

       DECEMBER 31, 2000

--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                          VALUE
----------                                                     -----------
            COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
            FEDERAL NATIONAL MORTGAGE ASSOC.--25.0%
$ 270,477   Series 1994-86PE
            6.00%, 9/25/06...................................  $   269,372
  458,085   Series 1988-15A
            9.00%, 6/25/18...................................      476,108
  339,080   Series 1992-129J
            4.00%, 7/25/20...................................      330,067
1,090,000   Series 1992-214PK
            7.00%, 9/25/20...................................    1,099,679
4,219,998   Series G92-15Z
            7.00%, 1/25/22...................................    4,202,269
  285,000   Series G93-34PH
            6.35%, 2/25/22...................................      281,181
  800,000   Series 1993-96PJ
            7.00%, 8/25/22...................................      811,494
1,959,000   Series 1993-252N
            6.50%, 8/25/23...................................    1,961,507
2,585,960   Series 1993-141Z
            7.00%, 8/25/23...................................    2,578,149
3,088,000   Series 1993-149M
            7.00%, 8/25/23...................................    3,078,969
3,175,000   Series 1993-178PK
            6.50%, 9/25/23...................................    3,033,554
1,644,463   Series 1993-203B
            6.50%, 10/25/23..................................    1,657,997
  907,000   Series 1993-203PL
            6.50%, 10/25/23..................................      898,701
1,220,000   Series 1993-225UB
            6.50%, 12/25/23..................................    1,226,027
                                                               -----------
                                                                21,905,074
                                                               -----------
PRINCIPAL
 AMOUNT                                                          VALUE
----------                                                     -----------
            COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
            GOVERNMENT NATIONAL MORTGAGE ASSOC.--0.9%
$ 800,000   Series 1999-13PC
            6.00%, 3/20/28...................................  $   775,984
                                                               -----------
            TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
            (Cost $35,050,205)...............................   35,578,754
                                                               -----------

            MORTGAGE-BACKED SECURITIES-- 11.9%
            FEDERAL HOME LOAN MORTGAGE CORP.--5.0%
   36,298   Pool #218711
            8.00%, 10/01/02..................................       36,664
   48,925   Pool #251836
            8.50%, 5/01/04...................................       49,199
  144,010   Pool #182217
            8.00%, 12/01/04..................................      146,129
   29,488   Pool #502185
            8.50%, 7/01/05...................................       30,036
1,371,243   Gold Pool #E49415
            6.50%, 7/01/08...................................    1,381,151
   61,091   Pool #184275
            8.25%, 9/01/08...................................       62,235
   11,038   Pool #160062
            9.50%, 10/01/08..................................       11,576
   13,635   Pool #160065
            9.50%, 11/01/08..................................       14,300
   14,034   Pool #160066
            9.75%, 11/01/08..................................       14,969
  142,640   Pool #185743
            8.50%, 12/01/08..................................      144,328
  191,954   Pool #251974
            8.50%, 4/01/09...................................      195,505

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

       DECEMBER 31, 2000

--------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                                                          VALUE
----------                                                     -----------
            MORTGAGE-BACKED SECURITIES (CONTINUED)
$ 245,076   Pool #185964
            8.50%, 2/01/10...................................  $   249,631
  208,746   Gold Pool #E20201
            7.50%, 10/01/10..................................      213,816
1,141,252   Gold Pool #G10439
            6.50%, 1/01/11...................................    1,147,546
  212,549   Gold Pool #E00417
            7.00%, 2/01/11...................................      215,950
  132,348   Pool #555045
            8.00%, 5/01/19...................................      134,720
  318,105   Gold Pool #A01217
            8.50%, 4/01/20...................................      329,925
                                                               -----------
                                                                 4,377,680
                                                               -----------
            FEDERAL NATIONAL MORTGAGE ASSOC.--2.2%
    3,345   Pool #34510
            7.25%, 8/01/01...................................        3,341
   21,955   Pool #168430
            7.00%, 7/01/03...................................       21,980
  395,095   Pool #195152
            7.00%, 1/01/08...................................      400,796
  208,587   Pool #81860
            8.00%, 4/01/09...................................      212,901
  293,700   Pool #278437
            7.50%, 5/01/09...................................      300,796
  132,982   Pool #6222
            9.00%, 4/01/16...................................      139,562
  260,770   Pool #124118
            9.00%, 3/01/22...................................      273,018
  238,855   Pool #320514
            6.50%, 9/01/25...................................      236,417
  357,305   Pool #446431
            8.50%, 10/01/26..................................      370,373
                                                               -----------
                                                                 1,959,184
                                                               -----------
PRINCIPAL
  AMOUNT                                                          VALUE
----------                                                     -----------
            MORTGAGE-BACKED SECURITIES (CONTINUED)
            GOVERNMENT NATIONAL MORTGAGE ASSOC.--4.7%
$  13,658   Pool #6400
            8.00%, 6/15/05...................................  $    13,993
   21,694   Pool #7774
            8.00%, 9/15/05...................................       22,227
   24,643   Pool #7038
            8.00%, 10/15/05..................................       25,248
   25,784   Pool #11310
            8.00%, 11/15/05..................................       26,417
    6,984   Pool #9839
            8.00%, 7/15/06...................................        7,156
   15,159   Pool #10459
            8.00%, 8/15/06...................................       15,531
   47,122   Pool #10419
            8.00%, 9/15/06...................................       48,278
   21,873   Pool #12590
            8.00%, 9/15/06...................................       22,410
   50,722   Pool #14295
            8.00%, 1/15/07...................................       51,967
   45,269   Pool #204365
            9.00%, 3/15/17...................................       47,462
  211,804   Pool #247223
            9.00%, 4/15/18...................................      222,052
   24,073   Pool #177793
            9.50%, 5/15/19...................................       25,799
    9,407   Pool #256032
            8.50%, 10/15/19..................................        9,767
    6,544   Pool #284645
            8.50%, 2/15/20...................................        6,794
    7,471   Pool #290778
            9.50%, 5/15/20...................................        7,991
   21,085   Pool #319650
            7.00%, 11/15/22..................................       21,262

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

       DECEMBER 31, 2000

--------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                                                          VALUE
----------                                                     -----------
            MORTGAGE-BACKED SECURITIES (CONTINUED)
$  39,931   Pool #350532
            6.50%, 6/15/23...................................  $    39,718
1,242,921   Pool #351405
            6.50%, 1/15/24...................................    1,235,379
  115,301   Pool #359470
            7.00%, 1/15/24...................................      116,203
  210,111   Pool #376445
            6.50%, 4/15/24...................................      208,836
   94,196   Pool #386348
            7.50%, 6/15/24...................................       96,192
1,096,170   Pool #780035
            6.50%, 7/15/24...................................    1,089,517
  133,359   Pool #407323
            8.25%, 4/15/25...................................      136,979
  603,388   Pool #464704
            8.00%, 7/15/28...................................      618,672
                                                               -----------
                                                                 4,115,850
                                                               -----------
            TOTAL MORTGAGE-BACKED SECURITIES
            (Cost $10,515,858)...............................   10,452,714
                                                               -----------

PRINCIPAL
  AMOUNT                                                          VALUE
----------                                                     -----------
            MONEY MARKET FUND--3.1%
$2,747,006  ACM Institutional Reserves (Government
            Portfolio), 6.29% (a)
            (Cost $2,747,006)................................  $ 2,747,006
                                                               -----------
            TOTAL INVESTMENTS
            (Cost $86,486,069) (b)--99.3%....................   87,071,887
            Other assets less
            liabilities--0.7%................................      629,780
                                                               -----------
            NET ASSETS--100.0%...............................  $87,701,667
                                                               ===========

(a)  REPRESENTS ANNUALIZED 7 DAY YIELD AT DECEMBER 31, 2000.
(b) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT DECEMBER 31, 2000, NET UNREALIZED APPRECIATION WAS $581,101 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $1,212,605 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $631,504.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

        STATEMENT OF ASSETS AND LIABILITIES
         DECEMBER 31, 2000

ASSETS:
  Investment at value,
    (Cost $86,486,069)..........................................................  $   87,071,887
  Receivables:
    Interest....................................................................         836,831
    Capital stock sold..........................................................          32,609
    Investments sold............................................................          30,771
  Other assets..................................................................           7,364
                                                                                  --------------
    TOTAL ASSETS................................................................      87,979,462
                                                                                  --------------
LIABILITIES:
  Payables:
    Dividends...................................................................         132,039
    Services provided by The Bank of New York and Administrator.................          63,127
    Capital stock repurchased...................................................          47,561
  Accrued expenses and other liabilities........................................          35,068
                                                                                  --------------
    TOTAL LIABILITIES...........................................................         277,795
                                                                                  --------------
NET ASSETS:.....................................................................  $   87,701,667
                                                                                  ==============
SOURCES OF NET ASSETS:
  Capital stock @ par...........................................................  $        8,903
  Capital surplus...............................................................      89,689,415
  Accumulated net investment loss...............................................         (85,899)
  Accumulated net realized loss on investments..................................      (2,496,570)
  Net unrealized appreciation on investments....................................         585,818
                                                                                  --------------
NET ASSETS......................................................................  $   87,701,667
                                                                                  ==============
INSTITUTIONAL SHARES:
  Net assets....................................................................  $   75,533,495
                                                                                  ==============
  Shares outstanding............................................................       7,667,188
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $         9.85
                                                                                  ==============
INVESTOR SHARES:
  Net assets....................................................................  $   12,168,172
                                                                                  ==============
  Shares outstanding............................................................       1,235,705
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $         9.85
                                                                                  ==============
Institutional Shares authorized at $.001 par value..............................     200,000,000
Investor Shares authorized at $.001 par value...................................     200,000,000

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME:
  Interest......................................................................  $    5,573,748
                                                                                  --------------
EXPENSES:
  Advisory......................................................................         415,058
  Administration................................................................         166,023
  Accounting services...........................................................          59,857
  Transfer agent................................................................          48,291
  Custodian.....................................................................          36,423
  12b-1 fee--Investor Shares....................................................          28,840
  Audit.........................................................................          10,608
  Registration and filings......................................................          10,171
  Directors.....................................................................           4,615
  Reports to shareholders.......................................................           3,897
  Legal.........................................................................           1,986
  Cash management...............................................................           1,205
  Other.........................................................................          19,506
                                                                                  --------------
    TOTAL EXPENSES..............................................................         806,480
  Fees waived by The Bank of New York (Note 3)..................................        (120,587)
  Earnings credit adjustment (Note 3)...........................................          (1,251)
                                                                                  --------------
    NET EXPENSES................................................................         684,642
                                                                                  --------------
    NET INVESTMENT INCOME.......................................................       4,889,106
                                                                                  --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS :
  Net realized loss on investments..............................................        (279,842)
  Increase in unrealized appreciation on investments during the period..........       4,167,204
                                                                                  --------------
  Net realized and unrealized gain on investments...............................       3,887,362
                                                                                  --------------
  Net increase in net assets resulting from operations..........................  $    8,776,468
                                                                                  ==============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

        STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   YEAR ENDED DECEMBER 31,
                                                                                  --------------------------
                                                                                      2000          1999
                                                                                  ------------  ------------
OPERATIONS:
  Net investment income.........................................................  $  4,889,106  $  4,653,613
  Net realized gain (loss) on investments.......................................      (279,842)      109,084
  Increase (decrease) in unrealized appreciation on investments during the
    year........................................................................     4,167,204    (5,412,826)
                                                                                  ------------  ------------
    Net increase (decrease) in net assets resulting from operations.............     8,776,468      (650,129)
                                                                                  ------------  ------------
DIVIDENDS TO SHAREHOLDERS:
  Dividends from net investment income:
                                      Institutional Shares......................    (4,234,717)   (3,972,756)
                                      Investor Shares...........................      (654,389)     (680,857)
                                                                                  ------------  ------------
                                                                                    (4,889,106)   (4,653,613)
                                                                                  ------------  ------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold:
                               Institutional Shares.............................    19,083,474    18,730,232
                               Investor Shares..................................     1,540,421     2,095,918
  Proceeds from shares issued on reinvestment of dividends:
                                                      Institutional Shares......     2,440,785     2,466,691
                                                      Investor Shares...........       514,107       534,152
  Value of capital stock repurchased:
                                 Institutional Shares...........................   (18,113,604)  (12,875,346)
                                 Investor Shares................................    (2,919,640)   (1,847,999)
                                                                                  ------------  ------------
    Net increase in net assets resulting from capital stock transactions........     2,545,543     9,103,648
                                                                                  ------------  ------------
      INCREASE IN NET ASSETS....................................................     6,432,905     3,799,906
NET ASSETS:
  Beginning of year.............................................................    81,268,762    77,468,856
                                                                                  ------------  ------------
  End of year (includes accumulated net investment loss of $85,899 at
    December 31, 2000 and $57,308 at December 31, 1999).........................  $ 87,701,667  $ 81,268,762
                                                                                  ============  ============
CHANGE IN CAPITAL STOCK OUTSTANDING:
  Shares sold:
             Institutional Shares...............................................     2,023,843     1,910,666
             Investor Shares....................................................       162,520       216,660
  Shares issued on reinvestment of dividends:
                                         Institutional Shares...................       257,826       254,214
                                         Investor Shares........................        54,320        55,083
  Shares repurchased:
                   Institutional Shares.........................................    (1,919,325)   (1,326,556)
                   Investor Shares..............................................      (310,351)     (190,193)
                                                                                  ------------  ------------
    Net increase................................................................       268,833       919,874
  Shares outstanding, beginning of year.........................................     8,634,060     7,714,186
                                                                                  ------------  ------------
  Shares outstanding, end of year...............................................     8,902,893     8,634,060
                                                                                  ============  ============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                      INSTITUTIONAL SHARES
                                          --------------------------------------------
                                                                      FOR THE PERIOD
                                           YEAR ENDED DECEMBER 31,    APRIL 1, 1997*
                                          -------------------------       THROUGH
                                           2000     1999     1998    DECEMBER 31, 1997
                                          -------  -------  -------  -----------------
PER SHARE DATA:
Net asset value at beginning of
  period................................  $  9.41  $ 10.04  $  9.88       $  9.53
                                          -------  -------  -------       -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income...................     0.56     0.56     0.56          0.42
Net realized and unrealized gain (loss)
  on investments........................     0.44    (0.64)    0.16          0.35
                                          -------  -------  -------       -------
  Total from investment operations......     1.00    (0.08)    0.72          0.77
                                          -------  -------  -------       -------
DIVIDENDS
Dividends from net investment income....    (0.56)   (0.55)   (0.56)        (0.42)
                                          -------  -------  -------       -------
Net asset value at end of period........  $  9.85  $  9.41  $ 10.04       $  9.88
                                          =======  =======  =======       =======
TOTAL RETURN:...........................    11.03%   (0.73)%    7.49%         8.27%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).......................  $75,533  $68,762  $64,944       $64,128
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................     0.79%    0.82%    0.90%         0.90%***
  Expenses, prior to waiver from The
    Bank of New York....................     0.94%    0.92%    0.96%         0.99%***
  Net investment income, net of waiver
    from The Bank of New York...........     5.92%    5.76%    5.63%         5.79%***
Portfolio turnover rate.................       10%      16%      61%           41%

*    COMMENCEMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

--------------------------------------------------------------------------------

                                                               INVESTOR SHARES
                                          ----------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                          ----------------------------------------------------------
                                                2000          1999      1998       1997       1996
                                          ----------------  --------  --------   --------   --------
PER SHARE DATA:
Net asset value at beginning of year....      $  9.41       $ 10.04   $  9.87    $  9.70    $  9.94
                                              -------       -------   -------    -------    -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income...................         0.53          0.53      0.54       0.54       0.54
Net realized and unrealized gain (loss)
  on investments........................         0.45         (0.63)     0.17       0.17      (0.24)
                                              -------       -------   -------    -------    -------
  Total from investment operations......         0.98         (0.10)     0.71       0.71       0.30
                                              -------       -------   -------    -------    -------
DIVIDENDS
Dividends from net investment income....        (0.54)        (0.53)    (0.54)     (0.54)     (0.54)
                                              -------       -------   -------    -------    -------
Net asset value at end of year..........      $  9.85       $  9.41   $ 10.04    $  9.87    $  9.70
                                              =======       =======   =======    =======    =======
TOTAL RETURN:+..........................        10.76%        (0.98)%    7.33%      7.54%      3.16%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year
  (000's omitted).......................      $12,168       $12,507   $12,525    $10,458    $64,117
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................         1.04%         1.07%     1.15%      1.08%      1.02%
  Expenses, prior to waiver from The
    Bank of New York....................         1.18%         1.20%     1.26%      1.11%      1.02%
  Net investment income, net of waiver
    from The Bank of New York...........         5.67%         5.50%     5.38%      5.57%      5.54%
Portfolio turnover rate.................           10%           16%       61%        41%        57%

+ TOTAL RETURN DOES NOT CONSIDER THE EFFECT OF THE SALES LOAD FOR THOSE PERIODS IN WHICH THE SALES LOAD WAS IN EFFECT.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND

        SCHEDULE OF INVESTMENTS

       DECEMBER 31, 2000

--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                           VALUE
-----------                                                     ------------
             CORPORATE BONDS--36.4%
             BANKING--2.5%
$ 6,400,000  Interamerican Development Bank
             8.50%, 3/15/11...................................  $  7,539,181
  2,955,000  Wells Fargo & Co.
             7.25%, 8/24/05...................................     3,078,085
                                                                ------------
                                                                  10,617,266
                                                                ------------
             BEVERAGES--BREWERS--1.1%
  5,000,000  Anheuser-Busch Cos., Inc.
             5.75%, 1/15/11...................................     4,791,130
                                                                ------------
             BEVERAGES--SOFT DRINKS--0.6%
  2,500,000  Coca-Cola Enterprises
             7.125%, 8/01/17..................................     2,500,997
                                                                ------------
             CABLE TV SYSTEMS--1.6%
  3,500,000  Charter Communications Holdings LLC
             0.00%, 4/01/11(a)................................     2,030,000
  1,997,000  Comcast Cable Communications, Inc.
             8.875%, 5/01/17..................................     2,210,220
  2,630,000  CSC Holdings, Inc.
             7.25%, 7/15/08...................................     2,559,853
                                                                ------------
                                                                   6,800,073
                                                                ------------
             COMPUTER SERVICES--0.1%
    300,000  Electronic Data Systems Corp.
             7.125%, 10/15/09.................................       312,846
                                                                ------------
             COMPUTERS--MICRO--0.8%
  3,580,000  IBM Corp.
             7.00%, 10/30/25..................................     3,523,153
                                                                ------------
             ENTERTAINMENT--3.7%
  1,425,000  Carmike Cinemas, Inc., Series B
             9.375%, 2/01/09(b)...............................       370,500
 PRINCIPAL
  AMOUNT                                                           VALUE
-----------                                                     ------------
             CORPORATE BONDS (CONTINUED)
$ 2,007,000  Clear Channel Communications, Inc.
             7.65%, 9/15/10...................................  $  2,054,237
  4,500,000  PRIMEDIA, Inc., Series B
             8.50%, 2/01/06...................................     4,387,500
  5,700,000  Viacom, Inc.
             7.75%, 6/01/05...................................     5,939,503
  2,615,000  Viacom, Inc.
             7.70%, 7/30/10...................................     2,752,070
                                                                ------------
                                                                  15,503,810
                                                                ------------
             FINANCIAL SERVICES--10.3%
  7,950,000  Aetna, Inc.
             6.97%, 8/15/36...................................     8,078,830
  2,500,000  Ameritech Capital Funding Corp.
             6.30%, 10/15/04..................................     2,493,165
    525,000  Bank of America Corp.
             7.125%, 9/15/06..................................       538,263
  5,000,000  Block Financial Corp.
             6.75%, 11/01/04..................................     4,942,860
  3,750,000  General Electric Capital Corp.
             7.875%, 12/01/06.................................     4,040,719
  4,470,000  General Motors Acceptance Corp.
             6.15%, 4/05/07...................................     4,252,762
  1,144,000  Goldman Sachs Group, Inc.
             7.625%, 8/17/05..................................     1,191,915
  5,000,000  Goldman Sachs Group, Inc.
             7.35%, 10/01/09..................................     5,114,385
  3,339,000  Lehman Brothers Holdings, Inc.
             7.875%, 8/15/10..................................     3,458,499
  3,089,000  Merrill Lynch & Co.
             6.55%, 8/01/04...................................     3,112,915

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND

       DECEMBER 31, 2000

--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                           VALUE
-----------                                                     ------------
             CORPORATE BONDS (CONTINUED)
$ 1,984,000  Merrill Lynch & Co.
             6.875%, 11/15/18.................................  $  1,875,064
  4,000,000  Morgan Stanley Dean Witter
             7.125%, 1/15/03..................................     4,070,776
                                                                ------------
                                                                  43,170,153
                                                                ------------
             FOOD PROCESSING--1.9%
  8,075,000  Nabisco, Inc.
             6.85%, 6/15/05...................................     7,943,232
                                                                ------------
             HOTELS AND GAMING--1.1%
  4,500,000  Hilton Hotels Corp.
             7.375%, 6/01/02..................................     4,484,061
                                                                ------------
             HOUSEHOLD AND PERSONAL CARE PRODUCTS--1.1%
  4,650,000  Procter & Gamble Co.
             6.60%, 12/15/04..................................     4,780,432
                                                                ------------
             INDUSTRIAL AND COMMERCIAL
             SERVICES--1.2%
  5,000,000  WMX Technologies, Inc.
             7.70%, 10/01/02..................................     4,990,710
                                                                ------------
             MEDIA--1.9%
  4,875,000  AT&T Corp.--Liberty Media Group
             7.875%, 7/15/09..................................     4,808,944
  3,000,000  USA Networks, Inc.
             6.75%, 11/15/05..................................     3,021,429
                                                                ------------
                                                                   7,830,373
                                                                ------------
             MEDICAL CARE AND PRODUCTS--0.5%
  1,997,000  Eli Lilly & Co.
             6.57%, 1/01/16...................................     2,014,524
                                                                ------------
 PRINCIPAL
  AMOUNT                                                           VALUE
-----------                                                     ------------
             CORPORATE BONDS (CONTINUED)
             OIL AND GAS--0.8%
$ 2,498,000  Enron Corp.
             7.625%, 9/10/04..................................  $  2,592,160
    874,000  Enron Corp.
             6.40%, 7/15/06...................................       868,582
                                                                ------------
                                                                   3,460,742
                                                                ------------
             RESTAURANTS--0.8%
  3,480,000  Tricon Global Restaurants, Inc.
             7.45%, 5/15/05...................................     3,416,264
                                                                ------------
             RETAIL--DEPARTMENT STORES--0.3%
  1,373,000  Sears Roebuck Acceptance Corp., Series 3
             6.92%, 6/17/04...................................     1,381,454
                                                                ------------
             RETAIL--DISCOUNT STORES--1.5%
  5,925,000  Wal-Mart Stores, Inc.
             6.875%, 8/10/09..................................     6,205,786
                                                                ------------
             TELECOMMUNICATIONS--4.4%
  5,000,000  GTE Corp.
             7.51%, 4/01/09...................................     5,176,500
  1,703,000  McLeodUSA, Inc.
             8.125%, 2/15/09..................................     1,468,837
  4,070,000  Vodafone Group PLC
             7.75%, 2/15/10...................................     4,219,910
  5,846,000  WorldCom, Inc.
             7.75%, 4/01/07...................................     5,863,047
  1,930,000  XO Communications, Inc.
             10.75%, 11/15/08.................................     1,601,900
                                                                ------------
                                                                  18,330,194
                                                                ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND

       DECEMBER 31, 2000

--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                           VALUE
-----------                                                     ------------
             CORPORATE BONDS (CONTINUED)
             UTILITIES--GAS AND ELECTRIC--0.2%
$   994,000  Texas Eastern Transmission Corp.
             7.30%, 12/01/10..................................  $  1,022,209
                                                                ------------
             TOTAL CORPORATE BONDS
             (Cost $153,477,563)..............................   153,079,409
                                                                ------------

             UNITED STATES GOVERNMENT AGENCIES & OBLIGATIONS--28.8%
             FEDERAL HOME LOAN MORTGAGE
             CORP.--3.8%
  8,000,000  6.25%, 10/15/02..................................     8,086,920
  8,000,000  5.75%, 4/15/08...................................     7,923,280
                                                                ------------
                                                                  16,010,200
                                                                ------------
             FEDERAL NATIONAL MORTGAGE
             ASSOC.--6.9%
  7,366,000  5.125%, 2/13/04..................................     7,284,326
  7,500,000  5.75%, 6/15/05...................................     7,504,822
  5,000,000  6.50%, 4/29/09...................................     4,932,925
  9,131,000  6.25%, 5/15/29...................................     9,208,075
                                                                ------------
                                                                  28,930,148
                                                                ------------
             UNITED STATES TREASURY BONDS--1.6%
  3,245,000  6.00%, 2/15/26...................................     3,420,120
  2,127,000  5.25%, 2/15/29...................................     2,042,918
  1,329,000  6.125%, 8/15/29..................................     1,447,781
                                                                ------------
                                                                   6,910,819
                                                                ------------
             UNITED STATES TREASURY NOTES--15.7%
  2,265,000  5.75%, 6/30/01...................................     2,265,695
  4,000,000  6.25%, 2/15/03...................................     4,085,580
  2,090,000  5.75%, 8/15/03...................................     2,121,024
  2,090,000  5.875%, 11/15/04.................................     2,145,149
  3,195,000  6.50%, 5/15/05...................................     3,372,137
  9,710,000  6.75%, 5/15/05...................................    10,338,402
 PRINCIPAL
  AMOUNT                                                           VALUE
-----------                                                     ------------
             UNITED STATES GOVERNMENT AGENCIES & OBLIGATIONS (CONTINUED)
$13,620,000  5.75%, 11/15/05..................................  $ 14,067,444
  7,900,000  5.875%, 11/15/05.................................     8,167,992
    600,000  7.00%, 7/15/06...................................       653,221
  1,405,000  6.25%, 2/15/07...................................     1,485,183
  1,575,000  6.625%, 5/15/07..................................     1,699,327
  7,775,000  6.00%, 8/15/09...................................     8,208,837
  7,238,000  5.75%, 8/15/10...................................     7,588,030
                                                                ------------
                                                                  66,198,021
                                                                ------------
             UNITED STATES TREASURY STRIPS--0.8%
  5,000,000  6.32%(c), 5/15/09................................     3,238,135
                                                                ------------
             TOTAL UNITED STATES GOVERNMENT AGENCIES &
             OBLIGATIONS
             (Cost $117,157,983)..............................   121,287,323
                                                                ------------

             MORTGAGE-BACKED
             SECURITIES--22.6%
             FEDERAL HOME LOAN MORTGAGE
             CORP.--19.1%
     30,277  Pool #180686
             6.00%, 8/01/03...................................        29,584
    109,594  Pool #160074
             10.00%, 4/01/09..................................       118,009
    522,261  Pool #180006
             9.25%, 8/01/11...................................       533,061
  2,097,519  Gold Pool #E00678
             6.50%, 6/01/14...................................     2,097,890
  4,186,177  Gold Pool #G00767
             7.50%, 8/01/27...................................     4,257,468
  4,000,467  Pool #C25992
             6.50%, 1/01/29...................................     3,944,212
  9,215,240  Gold Pool #C00785
             6.50%, 6/01/29...................................     9,094,580
    929,938  Gold Pool #C00835
             6.50%, 7/01/29...................................       917,025

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND

       DECEMBER 31, 2000

--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                           VALUE
-----------                                                     ------------
             MORTGAGE-BACKED
             SECURITIES (CONTINUED)
$ 7,422,723  Gold Pool #C00843
             6.50%, 8/01/29...................................  $  7,321,974
  7,712,286  Gold Pool #C32140
             6.50%, 10/01/29..................................     7,611,305
  5,700,089  Gold Pool #C00874
             7.00%, 10/01/29..................................     5,716,429
  5,001,134  Gold Pool #C31652
             7.00%, 10/01/29..................................     5,015,470
  7,833,396  Gold Pool #C00896
             7.50%, 12/01/29..................................     7,952,252
  9,813,665  Gold Pool #C36309
             7.00%, 2/01/30...................................     9,833,351
  7,606,615  Gold Pool #C01034
             8.00%, 8/01/30...................................     7,792,333
  4,033,487  Gold Pool #C01035
             8.50%, 8/01/30...................................     4,162,664
  1,742,755  Gold Pool #C01095
             7.00%, 11/01/30..................................     1,746,404
  2,323,391  Gold Pool #C44963
             7.00%, 11/01/30..................................     2,328,257
                                                                ------------
                                                                  80,472,268
                                                                ------------
             FEDERAL NATIONAL MORTGAGE
             ASSOC.--0.1%
    318,388  Pool #219238
             8.50%, 2/01/09...................................       325,834
                                                                ------------
             GOVERNMENT NATIONAL MORTGAGE ASSOC.--3.4%
     86,640  Pool #13416
             8.00%, 9/15/06...................................        88,768
     36,659  Pool #13688
             8.00%, 11/15/06..................................        37,560
     71,649  Pool #12766
             8.00%, 12/15/06..................................        73,408
     63,602  Pool #16080
             7.50%, 4/15/07...................................        64,646
 PRINCIPAL
  AMOUNT                                                           VALUE
-----------                                                     ------------
             MORTGAGE-BACKED
             SECURITIES (CONTINUED)
$   555,526  Pool #21598
             8.00%, 2/15/08...................................  $    569,165
    106,035  Pool #27246
             9.00%, 12/15/08..................................       110,002
     57,706  Pool #31570
             9.50%, 6/15/09...................................        60,099
     24,947  Pool #34366
             9.50%, 9/15/09...................................        25,981
     24,473  Pool #33765
             9.50%, 10/15/09..................................        25,488
     59,529  Pool #34704
             9.50%, 10/15/09..................................        63,352
    299,234  Pool #171774
             9.00%, 9/15/16...................................       310,428
    145,014  Pool #199885
             9.50%, 11/15/17..................................       151,027
     50,286  Pool #251646
             9.50%, 4/15/18...................................        52,371
     29,855  Pool #290313
             9.50%, 5/15/20...................................        31,093
    918,280  Pool #319650
             7.00%, 11/15/22..................................       925,972
    885,507  Pool #349306
             8.00%, 2/15/23...................................       912,358
    341,380  Pool #376445
             6.50%, 4/15/24...................................       339,308
    851,723  Pool #362262
             7.50%, 4/15/24...................................       865,715
    322,129  Pool #384069
             7.50%, 4/15/24...................................       327,421
     84,260  Pool #780689
             6.50%, 12/15/27..................................        83,563

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND

       DECEMBER 31, 2000

--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                           VALUE
-----------                                                     ------------
             MORTGAGE-BACKED
             SECURITIES (CONTINUED)
$ 9,019,544  Pool #464686
             6.50%, 7/15/28...................................  $  8,931,716
                                                                ------------
                                                                  14,049,441
                                                                ------------
             TOTAL MORTGAGE-BACKED SECURITIES
             (Cost $92,948,118)...............................    94,847,543
                                                                ------------

             COLLATERALIZED MORTGAGE OBLIGATIONS--5.7%
             FEDERAL HOME LOAN MORTGAGE
             CORP.--0.4%
  1,000,000  Series 1678CA
             6.00%, 2/15/09...................................       952,650
    992,790  Series 1627PJ
             6.00%, 3/15/23...................................       971,078
                                                                ------------
                                                                   1,923,728
                                                                ------------
             FEDERAL NATIONAL MORTGAGE
             ASSOC.--3.2%
  5,220,746  Series 1999-55PA
             7.00%, 6/18/13...................................     5,291,034
    224,346  Series G93-20PG
             6.50%, 2/25/19...................................       223,458
  5,450,000  Series 1993-96PJ
             7.00%, 8/25/22...................................     5,528,303
  2,319,888  Series 1993-199C
             5.80%, 10/25/23..................................     2,299,817
                                                                ------------
                                                                  13,342,612
                                                                ------------
             FINANCIAL SERVICES--0.7%
  2,876,316  Bear Stearns Commercial Mortgage Security, Series
             1999-WF2, Class A1
             6.80%, 9/15/08...................................     2,943,078
                                                                ------------
 PRINCIPAL
  AMOUNT                                                           VALUE
-----------                                                     ------------
             COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
             FIXED RATE SECURITIES--1.4%
$ 2,130,878  Kidder Peabody Mortgage Assets Trust, Series 22,
             Class D
             9.95%, 2/01/19...................................  $  2,178,622
  3,549,025  Residential Accredit Loans, Inc., Series
             2000-QS8, Class A1
             8.00%, 7/25/30...................................     3,598,346
                                                                ------------
                                                                   5,776,968
                                                                ------------
             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
             (Cost $23,493,841)...............................    23,986,386
                                                                ------------

             ASSET-BACKED SECURITIES--5.3%
             ASSET BACKED SECURITIES--CREDIT CARDS--2.9%
  5,510,000  Discover Card Master Trust I, Series 1996-3,
             Class A
             6.05%, 8/18/08...................................     5,497,285
  6,410,000  MBNA Master Credit Card Trust, Series 1999-J,
             Class A
             7.00%, 2/15/12...................................     6,763,434
                                                                ------------
                                                                  12,260,719
                                                                ------------
             ASSET BACKED SECURITIES--TRADE AND LEASE RECEIVABLES--2.4%
  4,150,000  Associates Automobile Receivables Trust, Series
             2000-1, Class A3,
             7.30%, 1/15/04...................................     4,233,942

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND

       DECEMBER 31, 2000

--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                           VALUE
-----------                                                     ------------
             ASSET-BACKED SECURITIES (CONTINUED)
$ 2,505,000  Capital Auto Receivables Asset Trust, 2000-1,
             Class A4
             7.00%, 1/17/05...................................  $  2,542,312
  3,000,000  Daimler Chrysler Auto Trust, Series 2000-A,
             Class A4
             7.23%, 1/06/05...................................     3,094,678
                                                                ------------
                                                                   9,870,932
                                                                ------------
             TOTAL ASSET-BACKED SECURITIES
             (Cost $21,316,316)...............................    22,131,651
                                                                ------------

             MONEY MARKET FUND--0.2%
    901,387  ACM Institutional Reserves (Prime Portfolio)
             6.44%(d)
             (Cost $901,387)..................................       901,387
                                                                ------------
             TOTAL INVESTMENTS
             (Cost $409,295,208)(e)--99.0%....................   416,233,699
             Other assets less liabilities--1.0%..............     4,286,283
                                                                ------------
             NET ASSETS--100.0%...............................  $420,519,982
                                                                ============

(a)  COUPON IS 0.00% UNTIL 4/01/2004, THEREAFTER THE COUPON INCREASES TO 9.92%.
(b)  ISSUE IS CURRENTLY IN DEFAULT.
(c)  REPRESENTS EFFECTIVE YIELD AT DECEMBER 31, 2000.
(d)  REPRESENTS ANNUALIZED 7 DAY YIELD AT DECEMBER 31, 2000.
(e) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT DECEMBER 31, 2000, NET UNREALIZED APPRECIATION WAS $6,938,491 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $10,455,066 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $3,516,575.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND

        STATEMENT OF ASSETS AND LIABILITIES
         DECEMBER 31, 2000

ASSETS:
  Investment at value
    (Cost $409,295,208).........................................................  $  416,233,699
  Receivables:
    Interest....................................................................       5,465,868
    Capital Stock sold..........................................................          16,333
    Investments sold............................................................          10,877
  Deferred organization and other assets........................................          32,475
                                                                                  --------------
    TOTAL ASSETS................................................................     421,759,252
                                                                                  --------------
LIABILITIES:
  Payables:
    Dividends...................................................................         675,183
    Services provided by The Bank of New York and Administrator.................         275,829
    Capital stock repurchased...................................................         230,679
  Accrued expenses and other liabilities........................................          57,579
                                                                                  --------------
    TOTAL LIABILITIES...........................................................       1,239,270
                                                                                  --------------
NET ASSETS:.....................................................................  $  420,519,982
                                                                                  ==============
SOURCES OF NET ASSETS:
  Capital stock @ par...........................................................  $       41,561
  Capital surplus...............................................................     424,466,029
  Accumulated net investment loss...............................................        (170,315)
  Accumulated net realized loss on investments..................................     (10,755,784)
  Net unrealized appreciation on investments....................................       6,938,491
                                                                                  --------------
NET ASSETS......................................................................  $  420,519,982
                                                                                  ==============
INSTITUTIONAL SHARES:
  Net assets....................................................................  $  415,608,034
                                                                                  ==============
  Shares outstanding............................................................      41,076,150
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $        10.12
                                                                                  ==============
INVESTOR SHARES:
  Net assets....................................................................  $    4,911,948
                                                                                  ==============
  Shares outstanding............................................................         485,228
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $        10.12
                                                                                  ==============
Institutional Shares authorized at $.001 par value..............................     200,000,000
Investor Shares authorized at $.001 par value...................................     200,000,000

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME:
  Interest......................................................................  $   28,073,391
                                                                                  --------------
EXPENSES:
  Advisory......................................................................       2,015,238
  Administration................................................................         806,095
  Transfer agent................................................................         110,836
  Custodian.....................................................................          65,022
  Accounting services...........................................................          59,898
  Reports to shareholders.......................................................          22,311
  Amortization of organization cost.............................................          20,811
  Registration and filings......................................................          16,803
  Audit.........................................................................          16,394
  12b-1 fee--Investor Shares....................................................          10,748
  Legal.........................................................................          10,001
  Directors.....................................................................           4,636
  Cash management...............................................................           4,311
  Insurance.....................................................................             423
  Other.........................................................................          22,844
                                                                                  --------------
    TOTAL EXPENSES..............................................................       3,186,371
  Fees waived by The Bank of New York (Note 3)..................................         (10,062)
                                                                                  --------------
    NET EXPENSES................................................................       3,176,309
                                                                                  --------------
    NET INVESTMENT INCOME.......................................................      24,897,082
                                                                                  --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investments..............................................      (8,970,879)
  Increase in unrealized appreciation on investments during the period..........      20,778,956
                                                                                  --------------
  Net realized and unrealized gain on investments...............................      11,808,077
                                                                                  --------------
  Net increase in net assets resulting from operations..........................  $   36,705,159
                                                                                  ==============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND

        STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    YEAR ENDED DECEMBER 31,
                                                                                  ---------------------------
                                                                                      2000          1999
                                                                                  ------------  -------------
OPERATIONS:
  Net investment income.........................................................  $ 24,897,082  $  23,444,118
  Net realized loss on investments..............................................    (8,970,879)    (1,931,004)
  Increase (decrease) in unrealized appreciation on investments during the
    year........................................................................    20,778,956    (27,480,895)
                                                                                  ------------  -------------
    Net increase (decrease) in net assets resulting from operations.............    36,705,159     (5,967,781)
                                                                                  ------------  -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income:
                                      Institutional Shares......................   (24,642,186)   (23,199,170)
                                      Investor Shares...........................      (254,896)      (244,948)
  Distributions from capital gains:
                               Institutional Shares.............................            --       (684,312)
                               Investor Shares..................................            --         (8,042)
                                                                                  ------------  -------------
                                                                                   (24,897,082)   (24,136,472)
                                                                                  ------------  -------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold:
                               Institutional Shares.............................    72,402,767    150,144,716
                               Investor Shares..................................     2,135,101      1,655,747
  Proceeds from shares issued on reinvestment
    of dividends and distributions: Institutional Shares........................     2,856,142      3,083,923
                               Investor Shares..................................       253,432        250,234
  Value of capital stock repurchased:
                                 Institutional Shares...........................   (65,010,911)  (122,291,295)
                                 Investor Shares................................    (2,211,525)      (955,565)
                                                                                  ------------  -------------
    Net increase in net assets resulting from capital stock transactions........    10,425,006     31,887,760
                                                                                  ------------  -------------
      INCREASE IN NET ASSETS....................................................    22,233,083      1,783,507
NET ASSETS:
  Beginning of year.............................................................   398,286,899    396,503,392
                                                                                  ------------  -------------
  End of year (includes accumulated net investment loss of $170,315 at December
    31, 2000 and $116,757 at December 31, 1999).................................  $420,519,982  $ 398,286,899
                                                                                  ============  =============
CHANGE IN CAPITAL STOCK OUTSTANDING:
  Shares sold:
             Institutional Shares...............................................     7,395,014     14,659,145
             Investor Shares....................................................       215,778        162,350
  Shares issued on reinvestment of dividends
    and distributions:
                                        Institutional Shares....................       290,693        304,231
                                        Investor Shares.........................        25,776         24,627
  Shares repurchased:
                   Institutional Shares.........................................    (6,627,209)   (11,947,117)
                   Investor Shares..............................................      (224,419)       (94,021)
                                                                                  ------------  -------------
    Net increase................................................................     1,075,633      3,109,215
  Shares outstanding, beginning of year.........................................    40,485,745     37,376,530
                                                                                  ------------  -------------
  Shares outstanding, end of year...............................................    41,561,378     40,485,745
                                                                                  ============  =============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                       INSTITUTIONAL SHARES
                                          -----------------------------------------------
                                                                         FOR THE PERIOD
                                            YEAR ENDED DECEMBER 31,      APRIL 1, 1997*
                                          ----------------------------       THROUGH
                                            2000      1999      1998    DECEMBER 31, 1997
                                          --------  --------  --------  -----------------
PER SHARE DATA:
Net asset value at beginning of
  period................................  $   9.84  $  10.61  $  10.45      $  10.00
                                          --------  --------  --------      --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income...................      0.61      0.60      0.61          0.47
Net realized and unrealized gain (loss)
  on investments........................      0.28     (0.76)     0.26          0.45
                                          --------  --------  --------      --------
  Total from investment operations......      0.89     (0.16)     0.87          0.92
                                          --------  --------  --------      --------
DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income....     (0.61)    (0.59)    (0.61)        (0.47)
Distributions from capital gains........        --     (0.02)    (0.10)           --
                                          --------  --------  --------      --------
  Total dividends and distributions.....     (0.61)    (0.61)    (0.71)        (0.47)
                                          --------  --------  --------      --------
Net asset value at end of period........  $  10.12  $   9.84  $  10.61      $  10.45
                                          ========  ========  ========      ========
TOTAL RETURN:...........................      9.37%    (1.47)%     8.56%         9.34%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).......................  $415,608  $393,680  $392,522      $350,330
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................      0.79%     0.78%     0.81%         0.80%***
  Expenses, prior to waiver from The
    Bank of New York....................      0.79%     0.78%     0.81%         0.80%***
  Net investment income.................      6.18%     5.89%     5.79%         6.14%***
Portfolio turnover rate.................        76%       57%       53%           81%

*    COMMENCEMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND

--------------------------------------------------------------------------------

                                                        INVESTOR SHARES
                                          --------------------------------------------
                                                                      FOR THE PERIOD
                                           YEAR ENDED DECEMBER 31,     MAY 1, 1997*
                                          -------------------------       THROUGH
                                           2000     1999     1998    DECEMBER 31, 1997
                                          -------  -------  -------  -----------------
PER SHARE DATA:
Net asset value at beginning of
  period................................  $ 9.84   $10.61   $10.45        $10.08
                                          ------   ------   ------        ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income...................    0.58     0.57     0.58          0.40
Net realized and unrealized gain (loss)
  on investments........................    0.28    (0.76)    0.26          0.37
                                          ------   ------   ------        ------
  Total from investment operations......    0.86    (0.19)    0.84          0.77
                                          ------   ------   ------        ------
DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income....   (0.58)   (0.56)   (0.58)        (0.40)
Distributions from capital gains........      --    (0.02)   (0.10)           --
                                          ------   ------   ------        ------
  Total dividends and distributions.....   (0.58)   (0.58)   (0.68)        (0.40)
                                          ------   ------   ------        ------
Net asset value at end of period........  $10.12   $ 9.84   $10.61        $10.45
                                          ======   ======   ======        ======
TOTAL RETURN:...........................    9.10%   (1.73)%   8.22%         7.76%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).......................  $4,912   $4,607   $3,981        $1,891
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................    1.03%    1.05%    1.13%         1.06%***
  Expenses, prior to waiver from The
    Bank of New York....................    1.04%    1.09%    1.13%         1.06%***
  Net investment income.................    5.93%    5.62%    5.51%         5.74%***
Portfolio turnover rate.................      76%      57%      53%           81%

*    COMMENCEMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON U.S. BOND MARKET INDEX FUND

        SCHEDULE OF INVESTMENTS

       DECEMBER 31, 2000

--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                   VALUE
------------                                             ------------
               UNITED STATES GOVERNMENT AGENCIES &
               OBLIGATIONS--41.0%
               FEDERAL HOME LOAN BANK--2.4%
$    475,000   4.875%, 1/22/02.........................  $    470,993
                                                         ------------
               FEDERAL HOME LOAN MORTGAGE CORP.--2.1%
     400,000   7.00%, 7/15/05..........................       420,197
                                                         ------------
               FEDERAL NATIONAL MORTGAGE
               ASSOC.--10.3%
   1,700,000   6.50%, 8/15/04..........................     1,745,451
     250,000   7.125%, 1/15/30.........................       279,957
                                                         ------------
                                                            2,025,408
                                                         ------------
               UNITED STATES TREASURY BONDS--11.3%
     750,000   7.50%, 11/15/16.........................       904,849
     225,000   7.25%, 8/15/22..........................       271,291
     825,000   7.625%, 2/15/25.........................     1,044,367
                                                         ------------
                                                            2,220,507
                                                         ------------
               UNITED STATES TREASURY NOTES--14.9%
   1,775,000   6.625%, 3/31/02.........................     1,801,181
     325,000   6.00%, 8/15/04..........................       334,375
     325,000   4.75%, 11/15/08.........................       316,228
     450,000   6.00%, 8/15/09..........................       475,110
                                                         ------------
                                                            2,926,894
                                                         ------------
               TOTAL UNITED STATES GOVERNMENT AGENCIES
               & OBLIGATIONS
               (Cost $7,713,698).......................     8,063,999
                                                         ------------
 PRINCIPAL
   AMOUNT                                                   VALUE
------------                                             ------------
               MORTGAGE-BACKED SECURITIES--32.0%
               FEDERAL HOME LOAN MORTGAGE
               CORP.--12.9%
$     45,480   Gold Pool #E00162
               7.00%, 10/01/07.........................  $     46,127
     876,204   Gold Pool #E00720
               6.00%, 7/01/14..........................       865,406
     394,286   Gold Pool #C00658
               6.50%, 10/01/28.........................       388,935
   1,202,478   Gold Pool #C01024
               7.50%, 7/01/30..........................     1,220,055
                                                         ------------
                                                            2,520,523
                                                         ------------
               FEDERAL NATIONAL MORTGAGE
               ASSOC.--11.2%
     172,956   Pool #421027
               7.50%, 11/01/26.........................       176,380
     187,355   Pool #253395
               8.50%, 7/01/30..........................       192,633
   1,859,553   Pool #535497
               6.50%, 8/01/30..........................     1,834,644
                                                         ------------
                                                            2,203,657
                                                         ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON U.S. BOND MARKET INDEX FUND

       DECEMBER 31, 2000

--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                   VALUE
------------                                             ------------
               GOVERNMENT NATIONAL MORTGAGE ASSOC.--7.9%
$     25,461   Pool #215748
               9.50%, 11/15/18.........................  $     26,524
     980,327   Pool #487634
               6.50%, 8/15/29..........................       970,520
     128,824   Pool #500091
               8.50%, 4/15/30..........................       132,869
     413,064   Pool #173782
               8.50%, 7/15/30..........................       425,473
                                                         ------------
                                                            1,555,386
                                                         ------------
               TOTAL MORTGAGE-BACKED SECURITIES
               (Cost $6,105,248).......................     6,279,566
                                                         ------------
               CORPORATE BONDS--19.4%
               AEROSPACE AND DEFENSE--1.0%
     200,000   Raytheon Co.
               6.75%, 8/15/07..........................       198,811
                                                         ------------

              CORPORATE BONDS (CONTINUED)
              AUTOMOTIVE--0.2%
     50,000   Visteon Corp.
              8.25%, 8/01/10..........................        49,380
                                                        ------------
              BANKING--2.3%
    100,000   ABN AMRO Bank NV
              7.25%, 5/31/05..........................       103,204
     80,000   Dresdner Bank - New York
              6.625%, 9/15/05.........................        80,230
    125,000   First Union National Bank
              7.80%, 8/18/10..........................       129,162
    145,000   FleetBoston Financial Corp.
              6.50%, 3/15/08..........................       141,018
                                                        ------------
                                                             453,614
                                                        ------------
 PRINCIPAL
  AMOUNT                                                   VALUE
-----------                                             ------------
              BEVERAGES--0.8%
$   150,000   Diageo Capital PLC
              6.125%, 8/15/05.........................  $    149,205
                                                        ------------
              BEVERAGES--SOFT DRINKS--1.0%
    200,000   Coca-Cola Enterprises
              7.125%, 8/01/17.........................       200,080
                                                        ------------
              COMPUTERS--MICRO--0.6%
    125,000   IBM Corp.
              7.00%, 10/30/25.........................       123,015
                                                        ------------
              FINANCIAL SERVICES--5.7%
    150,000   Associates Corp. NA
              5.80%, 4/20/04..........................       147,743
    250,000   CIT Group, Inc.
              7.375%, 3/15/03.........................       252,960
    150,000   Citigroup, Inc.
              5.80%, 3/15/04..........................       148,472
    150,000   General Motors Acceptance Corp.
              6.85%, 6/17/04..........................       150,065
    250,000   Lehman Bros. Holdings, Inc.
              8.25%, 6/15/07..........................       262,610
    175,000   Merrill Lynch & Co.
              6.00%, 2/17/09..........................       165,890
                                                        ------------
                                                           1,127,740
                                                        ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON U.S. BOND MARKET INDEX FUND

       DECEMBER 31, 2000

--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                   VALUE
-----------                                             ------------
              CORPORATE BONDS (CONTINUED)
              HEALTH CARE PRODUCTS AND
              SERVICES--0.7%
$   125,000   American Home Products Corp.
              7.90%, 2/15/05..........................  $    132,549
                                                        ------------
              HOUSEHOLD AND PERSONAL CARE PRODUCTS--0.7%
    125,000   Procter & Gamble Co.
              6.60%, 12/15/04.........................       128,506
                                                        ------------
              MEDIA--0.8%
    150,000   AT&T Corp. - Liberty Media Group
              7.875%, 7/15/09.........................       147,968
                                                        ------------
              MEDICAL INSTRUMENTS--0.7%
    150,000   Boston Scientific
              6.625%, 3/15/05.........................       136,670
                                                        ------------
              OIL AND GAS--0.4%
     75,000   Enron Corp.
              7.625%, 9/10/04.........................        77,827
                                                        ------------
              RETAIL--DEPARTMENT STORES--0.7%
    150,000   Sears Roebuck Acceptance Corp.
              6.00%, 3/20/03..........................       147,407
                                                        ------------
              RETAIL--DISCOUNT STORES--0.6%
    110,000   Wal-Mart Stores, Inc.
              6.875%, 8/10/09.........................       115,213
                                                        ------------
 PRINCIPAL
  AMOUNT                                                   VALUE
-----------                                             ------------
              TELECOMMUNICATIONS--2.3%
$   150,000   AT&T Corp.
              6.50%, 3/15/29..........................  $    120,315
     50,000   Deutsche Telekom International Fin
              (Netherlands)
              8.00%, 6/15/10(a).......................        50,992
    150,000   Sprint Capital Corp.
              6.125%, 11/15/08........................       133,978
    150,000   Verizon Communications, Inc.
              6.94%, 4/15/28..........................       139,822
                                                        ------------
                                                             445,107
                                                        ------------

              CORPORATE BONDS (CONTINUED)
              TRANSPORTATION-- RAIL--0.7%
    150,000   Union Pacific Corp.
              6.625%, 2/01/29.........................       135,833
                                                        ------------
              UTILITIES--GAS AND ELECTRIC--0.2%
     50,000   Public Service Co. of Colorado
              6.875%, 7/15/09.........................        49,672
                                                        ------------
              TOTAL CORPORATE BONDS
              (Cost $3,688,614).......................     3,818,597
                                                        ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON U.S. BOND MARKET INDEX FUND

       DECEMBER 31, 2000

--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                   VALUE
-----------                                             ------------
              FOREIGN GOVERNMENT AGENCIES & OBLIGATIONS--3.4%
$   200,000   Kingdom of Spain (Spain)
              7.00%, 7/19/05..........................  $    209,399
    150,000   Quebec Province (Canada)
              7.00%, 1/30/07..........................       155,518
    275,000   Republic of Korea (Korea)
              8.875%, 4/15/08.........................       297,000
                                                        ------------
              ........................................       661,917
              TOTAL FOREIGN GOVERNMENT AGENCIES &
              OBLIGATIONS
              (Cost $634,950).........................       661,917
                                                        ------------

              ASSET-BACKED SECURITIES--0.6%
              ASSET BACKED SECURITIES--CREDIT CARDS--0.6%
    125,000   Discover Card Master Trust I, Series
              1996-3, Class A
              6.05%, 8/18/08
              (Cost $119,039).........................       124,790
                                                        ------------

              COLLATERALIZED MORTGAGE OBLIGATIONS--0.6%
              FINANCIAL SERVICES--0.6%
     75,000   Bear Stearns Commercial Mortgage
              Security, Series 1998-C1, Class A2
              6.44%, 6/16/08..........................        75,444
 PRINCIPAL
  AMOUNT                                                   VALUE
-----------                                             ------------
              COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
$    44,855   Bear Stearns Commercial Mortgage
              Security, Series 1999-WF2, Class A1
              6.80%, 9/15/08..........................  $     45,896
                                                        ------------
                                                             121,340
                                                        ------------
              TOTAL COLLATERALIZED MORTGAGE
              OBLIGATIONS
              (Cost $116,956).........................       121,340
                                                        ------------
              MONEY MARKET FUND--1.1%
    205,577   ACM Institutional Reserves (Prime
              Portfolio), 6.44%
              (Cost $205,577)(b)......................       205,577
                                                        ------------
              TOTAL INVESTMENTS
              (Cost $18,584,082)(c)--98.1%............    19,275,786
              Other assets less liabilities--1.9%.....       377,102
                                                        ------------
              NET ASSETS--100.0%......................  $ 19,652,888
                                                        ============

(a) THE COUPON ON THIS SECURITY VARIES ALONG WITH ITS RATING. IF ITS RATING FALLS BELOW SINGLE A BY EITHER MOODY'S OR STANDARD & POORS, THE COUPON STEPS UP 50 BASIS POINTS. IF PREVIOUS SITUATION OCCURS, AND THE RATING THEN INCREASES BACK ABOVE BBB, THE COUPON STEPS DOWN 50 BASIS POINTS. THE SECURITY IS CURRENTLY RATED A2.
(b)  REPRESENTS ANNUALIZED 7 DAY YIELD AT DECEMBER 31, 2000.
(c) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT DECEMBER 31, 2000, NET UNREALIZED APPRECIATION WAS $691,397 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $705,600 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $14,203.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON U.S. BOND MARKET INDEX FUND

        STATEMENT OF ASSETS AND LIABILITIES
         DECEMBER 31, 2000

ASSETS:
  Investments at market value,
    (Cost $18,584,082)..................  $19,275,786
  Receivables:
    Interest............................      292,084
    Due from Advisor....................       74,257
    Capital stock sold..................       67,591
  Other assets..........................       16,290
                                          -----------
    TOTAL ASSETS........................   19,726,008
                                          -----------
LIABILITIES:
  Payables:
    Distributions.......................       34,525
    Services provided by the Bank of New
      York and Administrator............       21,106
  Accrued expenses and other
    liabilities.........................       17,489
                                          -----------
    TOTAL LIABILITIES...................       73,120
                                          -----------
NET ASSETS:.............................  $19,652,888
                                          ===========
SOURCES OF NET ASSETS:
  Capital stock @ par...................  $     1,883
  Capital surplus.......................   18,958,623
  Net realized gain on investments......          678
  Net unrealized appreciation on
    investments.........................      691,704
                                          -----------
NET ASSETS..............................  $19,652,888
                                          ===========
INSTITUTIONAL SHARES:
  Net assets............................  $19,652,888
                                          ===========
  Shares outstanding....................    1,883,178
                                          ===========
  Net asset value, offering price and
    repurchase price per share..........  $     10.44
                                          ===========
Institutional Shares authorized @ $.001
  par value.............................  200,000,000

                            STATEMENT OF OPERATIONS
                         FOR THE PERIOD APRIL 28, 2000*
                           THROUGH DECEMBER 31, 2000

INVESTMENT INCOME:
  Interest..............................  $ 694,029
                                          ---------
EXPENSES:
  Accounting services...................     39,894
  Advisory..............................     24,916
  Administration........................     19,932
  Transfer agent........................     14,243
  Registration and filings..............     13,982
  Custodian.............................      8,936
  Audit.................................      6,308
  Directors.............................      4,196
  Reports to shareholders...............      1,249
  Legal.................................        199
  Cash management.......................        161
  Other.................................      1,173
                                          ---------
    TOTAL EXPENSES......................    135,189
  Fees waived by the Bank of New York
    (Note 3)............................    (99,173)
  Earnings credit adjustment
    (Note 3)............................     (1,134)
                                          ---------
    NET EXPENSES........................     34,882
                                          ---------
    NET INVESTMENT INCOME...............    659,147
                                          ---------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
  Net realized gain on investments......     50,042
  Increase in unrealized appreciation on
    investments during the period.......    691,704
                                          ---------
  Net realized and unrealized gain on
    investments.........................    741,746
                                          ---------
  Net increase in net assets resulting
    from operations.....................  $1,400,893
                                          =========

*    COMMENCEMENT OF INVESTMENT OPERATIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON U.S. BOND MARKET INDEX FUND

        STATEMENT OF CHANGES IN NET ASSETS

                                             FOR THE PERIOD
                                             APRIL 28, 2000*
                                                 THROUGH
                                            DECEMBER 31, 2000
                                          ---------------------
OPERATIONS:
  Net investment income.................       $   659,147
  Net realized gain on investments......            50,042
  Increase in unrealized appreciation on
    investments during the period.......           691,704
                                               -----------
    Net increase in net assets resulting
     from operations....................         1,400,893
                                               -----------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS:
  Dividends from net investment income:
                           Institutional
                               Shares...          (659,147)
  Distributions from capital gains:
                           Institutional
                               Shares...           (49,364)
                                               -----------
                                                  (708,511)
                                               -----------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold:
                           Institutional
                               Shares...        20,055,556
  Proceeds from shares issued on
    reinvestment of dividends and
    distributions: Institutional Shares            630,264
  Value of capital stock repurchased:
                           Institutional
                               Shares...        (1,725,314)
                                               -----------
    Net increase in net assets resulting
     from capital stock transactions....        18,960,506
                                               -----------
      INCREASE IN NET ASSETS............        19,652,888
NET ASSETS:
  Beginning of period...................                --
                                               -----------
  End of period.........................       $19,652,888
                                               ===========
CHANGES IN CAPITAL STOCK OUTSTANDING:
  Shares sold:
             Institutional Shares.......         1,993,044
  Shares issued on reinvestment of
    dividends and distributions:
                           Institutional
                               Shares...            61,640
  Shares repurchased:
                   Institutional
                     Shares.............          (171,506)
                                               -----------
    Net increase........................         1,883,178
  Shares outstanding, beginning of
    period..............................                --
                                               -----------
  Shares outstanding, end of period.....         1,883,178
                                               ===========

*  COMMENCEMENT OF INVESTMENT
OPERATIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON U.S. BOND MARKET INDEX FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                             FOR THE PERIOD
                                            APRIL 28, 2000*
                                                THROUGH
                                           DECEMBER 31, 2000
                                          --------------------
PER SHARE DATA:
Net asset value at beginning of
  period................................        $ 10.00
                                                -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................           0.47
Net realized and unrealized gain on
  investments...........................           0.43
                                                -------
  Total from investment operations......           0.90
                                                -------
DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income....          (0.43)
Distributions from capital gains........          (0.03)
                                                -------
  Total dividends and distributions.....          (0.46)
                                                -------
Net asset value at end of period........        $ 10.44
                                                =======
TOTAL RETURN:...........................           9.21%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's
  omitted)..............................        $19,653
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................           0.35%***
  Expenses, prior to waiver from The
    Bank of New York....................           1.35%***
  Net investment income, net of waiver
    from The Bank of New York...........           6.61%***
Portfolio turnover rate.................            101%

*    COMMENCEMENT OF INVESTMENT OPERATIONS FOR THE RESPECTIVE CLASS OF SHARES.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

        SCHEDULE OF INVESTMENTS

       DECEMBER 31, 2000

--------------------------------------------------------------------------------

                                                             MOODY'S
 PRINCIPAL                                                     /S&P         INTEREST        MATURITY
  AMOUNT                                                     RATINGS*         RATE            DATE             VALUE
-----------                                             ------------------  ---------  -------------------  ------------
              MUNICIPAL BONDS--97.6%
              EDUCATION--18.8%
$ 1,000,000   Aldine Texas Independent School
              District................................       Aaa/AAA           5.375%        2/15/09        $  1,051,820
  2,400,000   Austin Texas Independent School
              District................................       Aaa/AAA           5.000         8/01/15           2,457,432
  1,000,000   District of Columbia Revenue
              (Association of American Medical
              Colleges), Series A, AMBAC Insured+.....       Aaa/AAA           5.150         2/15/10           1,039,470
  2,000,000   District of Columbia Revenue (University
              of George Washington), MBIA Insured+....       Aaa/AAA           5.500         9/15/07           2,127,700
  2,500,000   Fulton County Georgia School District...        Aa2/AA           5.375         1/01/17           2,653,550
  2,285,000   Gwinnett County Georgia School District,
              Series A................................       Aa1/AA+           6.400         2/01/09           2,596,103
  2,500,000   Illinois Educational Facility Authority
              Revenue.................................        Aa1/AA           4.400         7/01/25           2,480,775
  1,000,000   Illinois Educational Facility Authority
              Revenue (Northwestern University).......       Aa1/AA+           5.000        11/01/32           1,029,450
  1,000,000   Illinois Educational Facility Authority
              Revenue (University of Chicago),
              Series A................................        Aa1/AA           5.000         7/01/08           1,038,000
  1,500,000   Indiana University Student Fee,
              Series M................................        Aa2/AA           5.750         8/01/10           1,640,280
  2,935,000   New Jersey State Educational Facility
              Authority Revenue (Princeton
              University), Series H...................       Aaa/AAA           5.000         7/01/15           2,990,589
  1,250,000   New Jersey State Educational Facility
              Authority Revenue (Princeton
              University), Series B...................       Aaa/AAA           4.750         7/01/11           1,274,537
  2,985,000   New York State Dormitory Authority
              Revenue (City University), Series E.....       Baa1/AA-          5.750         7/01/06           3,180,129
  1,315,000   New York State Dormitory Authority
              Revenue (Culinary Institution of
              America), MBIA Insured+.................       Aaa/AAA           4.400         7/01/11           1,297,800
  1,000,000   New York State Dormitory Authority
              Revenue (Rochester Institute of
              Technology), AMBAC Insured+.............       Aaa/AAA           4.625         7/01/10           1,014,220

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

       DECEMBER 31, 2000

--------------------------------------------------------------------------------

                                                             MOODY'S
 PRINCIPAL                                                     /S&P         INTEREST        MATURITY
  AMOUNT                                                     RATINGS*         RATE            DATE             VALUE
-----------                                             ------------------  ---------  -------------------  ------------
              MUNICIPAL BONDS (CONTINUED)
$ 2,450,000   New York State Dormitory Authority
              Revenue, 4201 School Program............       Baa1/AA-          5.000%        7/01/08        $  2,528,865
    399,512   New York State Dormitory Authority
              Revenue, Series B.......................       Aa1/AA+           7.000        10/25/08             454,965
     20,000   New York State Dormitory Authority
              Revenue, Unrefunded Balance.............        A1/A+            6.200         7/01/02              20,133
  1,980,000   New York State Dormitory Authority State
              University Educational Facilities.......        A3/AA            5.250         5/15/10           2,089,375
  2,020,000   Private Colleges & Universities
              Authority (Emory University Project),
              Series A................................        Aa1/AA           5.500        11/01/06           2,153,522
  2,000,000   Round Rock Texas Independent School
              District................................       Aaa/AAA           4.400         8/01/11           1,956,520
  1,000,000   Swarthmore Borough Authority
              Pennsylvania Swarthmore College.........       Aaa/AA+           5.000         9/15/08           1,043,460
  1,000,000   Swarthmore Borough Authority
              Pennsylvania Swarthmore College.........       Aaa/AA+           5.250         9/15/09           1,062,380
  2,185,000   Texas A&M University Revenue............       Aa1/AA+           5.000         5/15/08           2,259,574
  1,315,000   Texas A&M University Revenue............       Aa1/AA+           5.200         5/15/12           1,360,578
  1,000,000   Texas State Public Finance Authority
              Building Revenue (State Technical
              College), MBIA Insured+.................       Aaa/AAA           6.100         8/01/04           1,038,620
  3,000,000   Virginia State Public School Authority,
              Series A................................       Aa1/AA+           4.500         8/01/11           2,997,390
                                                                                                            ------------
                                                                                                              46,837,237
                                                                                                            ------------
              GENERAL OBLIGATIONS--33.8%
  2,000,000   Alexandria Virginia Public
              Improvement.............................       Aaa/AAA           5.000         1/01/17           2,051,080
  1,000,000   Beaufort County, S.C., FSA Insured+.....       Aaa/AAA           4.600         2/01/07           1,016,960
  3,000,000   Chicago Illinois, FSA Insured+..........       Aaa/AAA           5.500         1/01/12           3,233,820
  1,100,000   Chicago Illinois Sales Tax Revenue, FGIC
              Insured+................................       Aaa/AAA           5.000         1/01/08           1,138,082
  3,000,000   Connecticut State, Series A.............        Aa3/AA           5.000         5/15/04           3,087,090
  2,500,000   Delaware State, Series A................       Aaa/AAA           5.125         4/01/05           2,597,975
  2,880,000   El Paso Texas, FGIC Insured+............       Aaa/AAA           4.400         8/15/10           2,860,675

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

       DECEMBER 31, 2000

--------------------------------------------------------------------------------

                                                             MOODY'S
 PRINCIPAL                                                     /S&P         INTEREST        MATURITY
  AMOUNT                                                     RATINGS*         RATE            DATE             VALUE
-----------                                             ------------------  ---------  -------------------  ------------
              MUNICIPAL BONDS (CONTINUED)
$ 2,835,000   El Paso Texas, FGIC Insured+............       Aaa/AAA           4.500%        8/15/11        $  2,818,302
  5,000,000   Georgia State, Series C.................       Aaa/AAA           5.250         7/01/08           5,315,150
  2,000,000   Illinois State..........................        Aa2/AA           5.000         6/01/06           2,066,020
  2,000,000   Illinois State..........................        Aa2/AA           5.000         6/01/07           2,072,100
  1,585,000   King County Washington, Series A........       Aa1/AA+           5.000         1/01/04           1,620,900
  1,500,000   Lake County Illinois First District Land
              Acquisition & Development...............       Aa1/AA+           5.500        12/15/10           1,623,075
  1,700,000   Lake County Illinois First District Land
              Acquisition & Development...............       Aa1/AA+           4.600        12/15/07           1,729,342
  1,135,000   Lower Colorado River Authority, Texas
              Revenue.................................       Aaa/AAA           5.000         1/01/15           1,160,276
  2,185,000   Maryland State & Local Facilities
              Loan-2nd Series, FHA Insured+...........        Aa3/NR           5.250         6/15/05           2,287,542
  2,000,000   Maryland State & Local Facilities
              Loan-3rd Series.........................       Aaa/AAA           5.000        10/15/07           2,084,540
  2,500,000   Massachusetts State Construction Loan,
              Series A................................        Aa3/AA           5.000         6/01/14           2,576,450
  1,300,000   Milwaukee Wisconsin, Series O...........       Aa2/AA+           5.000         6/15/08           1,351,649
  1,070,000   Minnesota State.........................       Aaa/AAA           5.000        11/01/08           1,109,365
  1,290,000   Montana State, Long Range Building
              Program, Series D.......................       Aa3/AA-           5.000         8/01/08           1,351,301
  3,215,000   Nevada State Municipal Bond Bank Project
              #52, Series A...........................        Aa2/AA           6.375         5/15/06           3,532,899
  2,760,000   Nevada State Municipal Bond Bank Project
              #66 & 67, Series A......................        Aa2/AA           5.250         5/15/10           2,890,355
  2,000,000   Nevada State, Series A..................        Aa2/AA           5.000         7/01/04           2,052,300
  2,500,000   New Jersey State........................       Aa1/AA+           5.000         5/01/06           2,600,700
  2,000,000   New Jersey State, Series E..............       Aa1/AA+           5.000         7/15/04           2,057,460
  1,000,000   New York State, Series F................        A2/AA            5.000         9/15/06           1,039,670
  3,000,000   New York, Series A......................         A2/A            6.000         8/01/06           3,252,390
  1,000,000   New York, Series G......................         A2/A            5.750         2/01/04           1,045,220
  1,000,000   Ohio State Infrastructure Improvement,
              Series A................................       Aa1/AA+           5.250         8/01/09           1,064,630

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

       DECEMBER 31, 2000

--------------------------------------------------------------------------------

                                                             MOODY'S
 PRINCIPAL                                                     /S&P         INTEREST        MATURITY
  AMOUNT                                                     RATINGS*         RATE            DATE             VALUE
-----------                                             ------------------  ---------  -------------------  ------------
              MUNICIPAL BONDS (CONTINUED)
$ 3,000,000   Pennsylvania State-1st Series...........       Aaa/AAA           5.000%        6/01/08        $  3,132,120
  2,105,000   Port of Seattle Washington Revenue,
              Series A, FGIC Insured+.................       Aaa/AAA           6.000        10/01/07           2,303,670
  2,000,000   Rhode Island, MBIA Insured+.............       Aaa/AAA           5.000         8/01/09           2,087,600
  1,345,000   Tennessee State, Series B...............       Aa1/AA+           4.500         5/01/07           1,364,193
  3,500,000   Washington State, Series A..............       Aa1/AA+           5.625         7/01/13           3,740,345
  1,000,000   Washington State, Series A..............       Aa1/AA+           6.700         2/01/05           1,091,020
  2,000,000   Washington State, Series R-92D (Motor
              Vehicle Fuel Tax).......................       Aa1/AA+           6.250         9/01/07           2,220,320
  1,500,000   Washington State, Series R-93B..........       Aa1/AA+           5.375        10/01/08           1,598,160
  2,005,000   Wisconsin State, Series 1...............        Aa2/AA           5.500        11/01/13           2,168,247
                                                                                                            ------------
                                                                                                              84,392,993
                                                                                                            ------------
              HEALTHCARE--5.0%
  5,505,000   Indiana Health Facility Financing
              Authority Hospital Revenue-(Charity
              Obligation Group), Series D, Floating
              Rate Notes, mandatory put 11/01/01++....        AAA/NR           5.000        11/01/26           5,681,490
  1,040,000   New Jersey Health Care Facilities
              Financial Agency (Robert Wood Johnson
              University Hospital)....................        A1/A+            5.250         7/01/12           1,067,394
    525,000   New York State Medical Care Facilities
              Financing Agency, Series D, FHA
              Insured+................................       Aa2/AA+           5.100         2/15/05             529,678
  1,000,000   North Carolina Medical Care Facility
              (Duke University Health Systems),
              Series A................................        Aa3/AA           4.600         6/01/09           1,000,660
  2,000,000   Pennsylvania State Higher Educational
              Facilities Authority-(University of
              Pennsylvania Health Services),
              Series B................................         A3/A            5.000         1/01/04           1,993,940
  2,000,000   Tampa Florida Revenue Health System-
              Catholic Health East+...................       Aaa/AAA           5.500        11/15/06           2,117,000
                                                                                                            ------------
                                                                                                              12,390,162
                                                                                                            ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

       DECEMBER 31, 2000

--------------------------------------------------------------------------------

                                                             MOODY'S
 PRINCIPAL                                                     /S&P         INTEREST        MATURITY
  AMOUNT                                                     RATINGS*         RATE            DATE             VALUE
-----------                                             ------------------  ---------  -------------------  ------------
              MUNICIPAL BONDS (CONTINUED)
              HOUSING--0.6%
$   960,000   Alaska State Housing Finance Corp.,
              Mortgage, Series A-1, MBIA Insured+.....       Aaa/AAA           5.000%       12/01/08        $    971,866
    500,000   Connecticut State Housing Finance
              Authority-Housing Mortgage Finance
              Program, Series C-2.....................        Aa2/AA           5.300        11/15/03             511,550
                                                                                                            ------------
                                                                                                               1,483,416
                                                                                                            ------------
              INDUSTRIAL DEVELOPMENT BONDS--0.4%
  1,000,000   Georgetown County, South Carolina
              Pollution Control Facilities
              (International Paper Company Project)...      Baa1/BBB+          6.250         6/15/05           1,027,910
                                                                                                            ------------
              OTHER--0.1%
    100,000   New York State Local Government
              Assistance Corp., Series A, Floating
              Rate Notes, payable monthly, interest
              rate resets weekly, next interest rate
              rest date 1/03/01++.....................       Aa1/AA+           4.600         4/01/22             100,000
                                                                                                            ------------
              PRE-REFUNDED SECURITIES--1.8%
     85,000   Austin Texas Utility System Revenue,
              Series B, Unrefunded balance, ETM.......         A2/A            7.250        11/15/03              91,953
  2,000,000   Jacksonville Florida Health Facilities
              Authority Hospital Revenue-(Charity
              Obligation Group), Series C, ETM........        Aa2/NR           4.875         8/15/07           2,062,120
  1,255,000   King County Washington, Series A........       Aa1/AA+           5.000         1/01/04           1,284,141
    460,000   Manatee County Florida Water Revenue....       AAA/AAA           4.200         3/01/05             458,602
    155,000   Monroe County New York, AMBAC
              Insured+................................       Aaa/AAA           6.000         6/01/11             165,311
     95,000   New Jersey State Turnpike Authority
              Revenue, ETM............................       AAA/AAA           5.875         1/01/08              99,335
    375,000   New Jersey State Turnpike Authority
              Revenue, ETM............................        NR/AAA          10.375         1/01/03             406,369
                                                                                                            ------------
                                                                                                               4,567,831
                                                                                                            ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

       DECEMBER 31, 2000

--------------------------------------------------------------------------------

                                                             MOODY'S
 PRINCIPAL                                                     /S&P         INTEREST        MATURITY
  AMOUNT                                                     RATINGS*         RATE            DATE             VALUE
-----------                                             ------------------  ---------  -------------------  ------------
              MUNICIPAL BONDS (CONTINUED)
              SPECIAL TAX--7.5%
$ 2,585,000   Chicago Illinois Sales Tax Revenue, FGIC
              Insured+................................       Aaa/AAA           6.000%        1/01/07        $  2,804,027
  1,000,000   Connecticut State Special Obligation
              Revenue, Series B.......................        A1/AA-           6.100         9/01/08           1,114,430
  1,100,000   Indiana Bond Bank Revenue, Series A.....       AAA/AAA           5.750         2/01/06           1,171,643
  2,000,000   Indianapolis Industrial Local Public
              Improvement Bank, Series A..............       Aaa/AAA           5.500         2/01/08           2,137,680
  2,000,000   Municipal Assistance Corp., for New York
              City, Series E..........................       Aa1/AA+           6.000         7/01/05           2,151,480
  2,000,000   New York State Local Government
              Assistance Corp., Series A, AMBAC
              Insured+................................       Aaa/AAA           5.000         4/01/09           2,081,220
  1,805,000   New York State Local Government
              Assistance Corp., Series A..............        A3/AA-           6.000         4/01/06           1,952,234
  2,000,000   New York State Local Government
              Assistance Corp., Series C..............        A3/AA-           6.000         4/01/12           2,251,200
  3,000,000   New York, New York City Transitional
              Finance Authority Revenue, Series B.....       Aa2/AA+           5.100        11/15/07           3,148,740
                                                                                                            ------------
                                                                                                              18,812,654
                                                                                                            ------------
              STATE APPROPRIATION --11.0%
  1,980,000   Kentucky State Turnpike Authority
              Economic Development Road Revenue
              (Revitalization Projects), AMBAC
              Insured+................................       Aaa/AAA           5.300         7/01/04           2,051,617
  2,000,000   Kentucky State Turnpike Authority
              Economic Development Road Revenue,
              (Revitalization Projects), AMBAC
              Insured+................................       Aaa/AAA           5.500         7/01/08           2,148,580
  1,000,000   Massachusetts Bay Transportation
              Authority, Series A.....................       Aa2/AA-           5.400         3/01/08           1,066,570
  2,050,000   Metropolitan Transportation Authority
              Facility Revenue, Series 8..............        Baa1/A           5.500         7/01/06           2,162,258
  1,000,000   New York State Certificate of
              Partnership.............................       Baa1/AA-          5.000         3/01/04           1,022,370
  3,000,000   New York State Dormitory Authority State
              University Educational Facilities.......        A3/AA-           6.000         5/15/07           3,276,420

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

       DECEMBER 31, 2000

--------------------------------------------------------------------------------

                                                             MOODY'S
 PRINCIPAL                                                     /S&P         INTEREST        MATURITY
  AMOUNT                                                     RATINGS*         RATE            DATE             VALUE
-----------                                             ------------------  ---------  -------------------  ------------
              MUNICIPAL BONDS (CONTINUED)
$ 4,705,000   New York State Urban Development Corp.,
              Revenue.................................       Baa1/AA-          5.000%        1/01/14        $  4,718,503
  2,500,000   New York State Urban Development Corp.,
              Revenue.................................       Baa1/AA-          5.000         1/01/13           2,519,825
  3,000,000   New York State Urban Development Corp.,
              Revenue.................................       Baa1/AA-          5.000         1/01/14           3,008,610
  1,500,000   New York State Urban Development Corp.,
              Revenue.................................       Baa1/AA-          5.450         1/01/07           1,583,955
  1,785,000   New York State Urban Development Corp.,
              Revenue.................................       Baa1/AA-          5.500         1/01/13           1,908,111
  2,000,000   New York State Urban Development Corp.,
              Revenue Correctional Facilities
              Services, Series B......................        Baa1/A           5.000         1/01/07           2,064,860
                                                                                                            ------------
                                                                                                              27,531,679
                                                                                                            ------------
              TRANSPORTATION--7.5%
  1,000,000   Central Puget Sound, Washington Transit
              Authority, FGIC Insured+................       Aaa/AAA           5.250         2/01/09           1,053,110
  2,000,000   Kansas State Department of
              Transportation Highway Revenue,
              Series A................................       Aa2/AA+           5.375         3/01/07           2,122,020
  1,750,000   Mississippi State Highway Revenue,
              Series #39..............................       Aa1/AAA           5.250         6/01/08           1,851,202
  2,000,000   New Jersey State Highway Authority
              Garden State Parkway General Revenue....        A1/AA-           5.150         1/01/07           2,093,440
  2,450,000   New Jersey State Transit Transportation
              Fund, Series A..........................        Aa2/AA           5.250         6/15/08           2,595,555
  1,200,000   New Jersey State Turnpike Authority
              Revenue, Series C, MBIA Insured+........       Aaa/AAA           6.500         1/01/08           1,356,684
  1,000,000   New York State Bridge Authority
              Revenue.................................       Aa3/AA-           5.000         1/01/07           1,036,700
  5,000,000   New York State Thruway Authority Local
              Highway & Bridge........................       Baa1/AA-          5.100         4/01/08           5,205,600

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

       DECEMBER 31, 2000

--------------------------------------------------------------------------------

                                                             MOODY'S
 PRINCIPAL                                                     /S&P         INTEREST        MATURITY
  AMOUNT                                                     RATINGS*         RATE            DATE             VALUE
-----------                                             ------------------  ---------  -------------------  ------------
              MUNICIPAL BONDS (CONTINUED)
$ 1,130,000   Triborough Bridge & Tunnel Authority,
              Series Q................................        Aa3/A+           6.750%        1/01/09        $  1,282,697
                                                                                                            ------------
                                                                                                              18,597,008
                                                                                                            ------------
              UTILITIES--11.1%
  5,000,000   Austin Texas Utility System Revenue
              Series A, MBIA Insured+.................       Aaa/AAA           5.000         5/15/07           5,169,350
    610,000   Consumers Public Power District-Nuclear
              Facility Revenue........................        A1/A+            5.100         1/01/03             610,403
  3,150,000   Dade County Florida Water & Sewer System
              Revenue, FGIC Insured+..................       Aaa/AAA           6.250        10/01/07           3,516,345
    990,000   Georgia Municipal Electrical Authority
              Power Revenue, Series Z.................         A3/A            5.000         1/01/04           1,008,780
  1,000,000   Grant County Washington Public Utility
              District No. 002........................        Aa3/A+           5.600         1/01/05           1,050,740
  1,000,000   Houston Texas Water Conveyance System
              Contract, Series B, AMBAC Insured+......       Aaa/AAA           7.000        12/15/04           1,094,690
      5,000   Jacksonville Florida Electrical
              Authority Revenue, Series Two 1987A-1...        Aa2/AA           7.500        10/01/02               5,014
  3,500,000   Long Island Power Authority, New York
              Electric System Revenue, MBIA
              Insured+................................       Aaa/AAA           5.000         4/01/08           3,646,650
  1,000,000   Long Island Power Authority, New York
              Electric System Revenue, Series A.......       Aaa/AAA           5.500        12/01/10           1,082,610
  2,000,000   Milwaukee, Wisconsin Metropolitan Sewer
              District, Series A......................       Aa1/AA+           6.250        10/01/04           2,139,480
  1,000,000   New York State Environmental Facilities
              Corp. Pollution Control Revenue
              Loan-C..................................       Aaa/AAA           5.000         7/15/04           1,032,060
  1,320,000   Rhode Island Clean Water Protection,
              Series A................................       Aaa/AAA           5.000        10/01/11           1,367,335

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

       DECEMBER 31, 2000

--------------------------------------------------------------------------------

                                                             MOODY'S
 PRINCIPAL                                                     /S&P         INTEREST        MATURITY
  AMOUNT                                                     RATINGS*         RATE            DATE             VALUE
-----------                                             ------------------  ---------  -------------------  ------------
              MUNICIPAL BONDS (CONTINUED)
$   630,000   South Carolina State Public Service
              Authority Electrical Revenue &
              Electrical System Expansion.............       Aa2/AAA           4.100%        7/01/06        $    620,909
  5,255,000   Texas State Refunding Water Financial
              Assistance, Series A & C................        Aa1/AA           5.000         8/01/09           5,452,903
                                                                                                            ------------
                                                                                                              27,797,269
                                                                                                            ------------
              TOTAL MUNICIPAL BONDS
              (Cost $234,985,956).....................                                                       243,538,159
                                                                                                            ------------

              TAX-EXEMPT MONEY MARKET FUND--1.0%
  2,516,042   Dreyfus Municipal Money Market Fund
              (Cost $2,516,041).......................        NR/NR          4.190(a)                          2,516,041
                                                                                                            ------------
              TOTAL INVESTMENTS
              (Cost $237,501,997)(b)--98.6%...........                                                       246,054,200
              Other assets less liabilities--1.4%.....                                                         3,474,542
                                                                                                            ------------
              NET ASSETS--100.0%......................                                                      $249,528,742
                                                                                                            ============

AMBAC AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
ETM  ESCROWED TO MATURITY
FGIC FINANCIAL GUARANTY INSURANCE COMPANY
FHA  FEDERAL HOUSING AUTHORITY
FSA  FINANCIAL SECURITY ASSURANCE
MBIA MUNICIPAL BOND INVESTORS ASSURANCE.
NR   NOT RATED BY MOODY'S OR STANDARD & POOR'S (S&P).
*    RATINGS ARE UNAUDITED
+    INSURED OR GUARANTEED BY THE INDICATED MUNICIPAL BOND INSURANCE
     CORPORATION.
++   REPRESENTS INTEREST RATE IN EFFECT DECEMBER 31, 2000 FOR FLOATING RATES
     NOTES.
(a)  REPRESENTS ANNUALIZED 7 DAY YIELD AT DECEMBER 31, 2000.
(b) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT DECEMBER 31, 2000, NET UNREALIZED APPRECIATION WAS $8,552,203 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $8,649,567 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $97,364.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

        DIVERSIFICATION BY STATE

        DECEMBER 31, 2000

--------------------------------------------------------------------------------

                                                           % OF
                                                          TOTAL
                                             VALUE      NET ASSETS
                                          ------------  ----------
Alaska..................................  $    971,866       0.4
Colorado................................     1,160,276       0.5
Connecticut.............................     4,713,070       1.9
Delaware................................     2,597,975       1.0
District of Columbia....................     3,167,170       1.3
Florida.................................     8,159,081       3.3
Georgia.................................    13,727,105       5.5
Illinois................................    19,214,691       7.7
Indiana.................................    10,631,093       4.3
Kansas..................................     2,122,020       0.8
Kentucky................................     4,200,197       1.7
Maryland................................     4,372,082       1.8
Massachusetts...........................     3,643,020       1.5
Minnesota...............................     1,109,365       0.4
Mississippi.............................     1,851,202       0.7
Montana.................................     1,351,301       0.5
Nebraska................................       610,403       0.2
Nevada..................................     8,475,554       3.4
New Jersey..............................    16,542,063       6.6
New York................................    63,853,859      25.6
North Carolina..........................     1,000,660       0.4
Ohio....................................     1,064,630       0.4
Pennsylvania............................     7,231,900       2.9
Rhode Island............................     3,454,935       1.4
South Carolina..........................     2,665,779       1.1
Tennessee...............................     1,364,193       0.5
Texas...................................    27,612,417      11.1
Virginia................................     5,048,470       2.0
Washington..............................    15,962,406       6.4
Wisconsin...............................     5,659,376       2.3
Tax-exempt money market fund (various
  states)...............................     2,516,041       1.0
                                          ------------   -------
Total value of investments..............   246,054,200      98.6
Other assets less liabilities...........     3,474,542       1.4
                                          ------------   -------
Net Assets..............................  $249,528,742     100.0%
                                          ============   =======

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

        STATEMENT OF ASSETS AND LIABILITIES
         DECEMBER 31, 2000

ASSETS:
  Investments at value (Cost $237,501,997)......................................  $  246,054,200
  Receivables:
    Interest....................................................................       3,927,636
  Other assets..................................................................          20,717
                                                                                  --------------
    TOTAL ASSETS................................................................     250,002,553
                                                                                  --------------
LIABILITIES:
  Payables:
    Dividends...................................................................         269,990
    Services provided by the Bank of New York and Administrator.................         167,998
  Accrued expenses and other liabilities........................................          35,823
                                                                                  --------------
    TOTAL LIABILITIES...........................................................         473,811
                                                                                  --------------
NET ASSETS:.....................................................................  $  249,528,742
                                                                                  ==============
SOURCES OF NET ASSETS:
  Capital stock @ par...........................................................  $       24,922
  Capital surplus...............................................................     241,488,313
  Accumulated net realized loss on investments..................................        (536,696)
  Net unrealized appreciation on investments....................................       8,552,203
                                                                                  --------------
NET ASSETS......................................................................  $  249,528,742
                                                                                  ==============
INSTITUTIONAL SHARES:
  Net assets....................................................................  $  248,922,761
                                                                                  ==============
  Shares outstanding............................................................      24,861,800
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $        10.01
                                                                                  ==============
INVESTOR SHARES:
  Net assets....................................................................  $      605,981
                                                                                  ==============
  Shares outstanding............................................................          60,486
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $        10.02
                                                                                  ==============
Institutional Shares authorized @ $.001 par value...............................     200,000,000
Investor Shares authorized @ $.001 par value....................................     200,000,000

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME:
  Interest......................................................................  $   11,965,744
                                                                                  --------------
EXPENSES:
  Advisory......................................................................       1,225,328
  Administration................................................................         490,131
  Accounting services...........................................................          59,898
  Transfer agent................................................................          58,769
  Custodian.....................................................................          34,163
  Amortization of organization cost.............................................          16,591
  Audit.........................................................................          13,344
  Legal.........................................................................           6,418
  Reports to shareholders.......................................................           5,527
  Directors.....................................................................           4,636
  Registration and filings......................................................           4,187
  Insurance.....................................................................           3,670
  Cash management...............................................................           3,572
  12b-1 fee--Investor Shares....................................................           1,304
  Other.........................................................................          18,684
                                                                                  --------------
    TOTAL EXPENSES..............................................................       1,946,222
  Fees waived by The Bank of New York (Note 3)..................................         (22,851)
                                                                                  --------------
    NET EXPENSES................................................................       1,923,371
                                                                                  --------------
    NET INVESTMENT INCOME.......................................................      10,042,373
                                                                                  --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investments..............................................        (468,217)
  Increase in unrealized appreciation on
    investments during the year.................................................      12,121,486
                                                                                  --------------
  Net realized and unrealized gain on investments...............................      11,653,269
                                                                                  --------------
  Net increase in net assets resulting from operations..........................  $   21,695,642
                                                                                  ==============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

        STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   YEAR ENDED DECEMBER 31,
                                                                                  --------------------------
                                                                                      2000          1999
                                                                                  ------------  ------------
OPERATIONS:
  Net investment income.........................................................  $ 10,042,373  $ 10,440,458
  Net realized gain (loss) on investments.......................................      (468,217)      617,858
  Increase (decrease) in unrealized appreciation on investments during the
    year........................................................................    12,121,486   (16,412,697)
                                                                                  ------------  ------------
    Net increase (decrease) in net assets resulting from operations.............    21,695,642    (5,354,381)
                                                                                  ------------  ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income:
                                      Institutional Shares......................   (10,022,306)  (10,430,530)
                                      Investor Shares...........................       (20,067)       (9,928)
  Distributions from capital gains:
                               Institutional Shares.............................            --    (1,369,621)
                               Investor Shares..................................            --        (2,297)
                                                                                  ------------  ------------
                                                                                   (10,042,373)  (11,812,376)
                                                                                  ------------  ------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold:
                               Institutional Shares.............................    35,375,828    64,061,910
                               Investor Shares..................................       231,165        84,986
  Proceeds from shares issued on reinvestment of dividends:
                                                      Institutional Shares......       228,037     1,606,329
                                                      Investor Shares...........        19,762        16,942
  Value of capital stock repurchased:
                                 Institutional Shares...........................   (50,084,589)  (66,816,115)
                                 Investor Shares................................      (111,986)     (108,514)
                                                                                  ------------  ------------
    Net decrease in net assets resulting from capital stock transactions........   (14,341,783)   (1,154,462)
                                                                                  ------------  ------------
      DECREASE IN NET ASSETS....................................................    (2,688,514)  (18,321,219)
NET ASSETS:
  Beginning of year.............................................................   252,217,256   270,538,475
                                                                                  ------------  ------------
  End of year (includes undistributed net investment income of $8,244 at
    December 31, 1999)..........................................................  $249,528,742  $252,217,256
                                                                                  ============  ============
CHANGE IN CAPITAL STOCK OUTSTANDING:
  Shares sold:
             Institutional Shares...............................................     3,683,376     6,479,523
             Investor Shares....................................................        23,804         8,684
  Shares issued on reinvestment of dividends:
                                         Institutional Shares...................        23,667       166,776
                                         Investor Shares........................         2,043         1,723
  Shares repurchased:
                   Institutional Shares.........................................    (5,225,692)   (6,776,924)
                   Investor Shares..............................................       (11,497)      (10,721)
                                                                                  ------------  ------------
    Net decrease................................................................    (1,504,299)     (130,939)
  Shares outstanding, beginning of year.........................................    26,426,585    26,557,524
                                                                                  ------------  ------------
  Shares outstanding, end of year...............................................    24,922,286    26,426,585
                                                                                  ============  ============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                      INSTITUTIONAL SHARES
                                          ---------------------------------------------
                                                                            FOR THE
                                                                            PERIOD
                                                                        APRIL 1, 1997*
                                            YEAR ENDED DECEMBER 31,         THROUGH
                                          ----------------------------   DECEMBER 31,
                                            2000      1999      1998         1997
                                          --------  --------  --------  ---------------
PER SHARE DATA:
Net asset value at beginning of
  period................................  $   9.54  $  10.19  $  10.27     $  10.00
                                          --------  --------  --------     --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income...................      0.40      0.39      0.41         0.33
Net realized and unrealized gain (loss)
  on investments........................      0.47     (0.60)     0.13         0.31
                                          --------  --------  --------     --------
  Total from investment operations......      0.87     (0.21)     0.54         0.64
                                          --------  --------  --------     --------
DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income....     (0.40)    (0.39)    (0.41)       (0.33)
Distributions from capital gains........        --     (0.05)    (0.21)       (0.04)
                                          --------  --------  --------     --------
  Total dividends and distributions.....     (0.40)    (0.44)    (0.62)       (0.37)
                                          --------  --------  --------     --------
Net asset value at end of period........  $  10.01  $   9.54  $  10.19     $  10.27
                                          ========  ========  ========     ========
TOTAL RETURN:...........................      9.30%    (2.06)%     5.37%        6.50%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).......................  $248,923  $251,777  $270,065     $269,085
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................      0.78%     0.79%     0.83%        0.81%***
  Expenses, prior to waiver from The
    Bank of New York....................      0.79%     0.80%     0.83%        0.81%***
  Net investment income, net of waiver
    from The Bank of New York...........      4.10%     3.96%     4.03%        4.36%***
Portfolio turnover rate.................        19%       34%       37%          30%

*    COMMENCEMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

--------------------------------------------------------------------------------

                                                      INVESTOR SHARES
                                          ----------------------------------------
                                                                        FOR THE
                                                                        PERIOD
                                                                     MAY 1, 1997*
                                           YEAR ENDED DECEMBER 31,      THROUGH
                                          -------------------------  DECEMBER 31,
                                           2000     1999     1998        1997
                                          -------  -------  -------  -------------
PER SHARE DATA:
Net asset value at beginning of
  period................................  $ 9.55   $10.19   $10.28      $ 9.99
                                          ------   ------   ------      ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income...................    0.37     0.23     0.38        0.27
Net realized and unrealized gain (loss)
  on investments........................    0.47    (0.45)    0.12        0.33
                                          ------   ------   ------      ------
  Total from investment operations......    0.84    (0.22)    0.50        0.60
                                          ------   ------   ------      ------
DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income....   (0.37)   (0.37)   (0.38)      (0.27)
Distributions from capital gains........      --    (0.05)   (0.21)      (0.04)
                                          ------   ------   ------      ------
  Total dividends and distributions.....   (0.37)   (0.42)   (0.59)      (0.31)
                                          ------   ------   ------      ------
Net asset value at end of period........  $10.02   $ 9.55   $10.19      $10.28
                                          ======   ======   ======      ======
TOTAL RETURN:...........................    9.03%   (2.22)%   4.95%       6.08%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).......................  $  606   $  441   $  473      $  194
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................    1.03%    1.07%    1.13%       1.15%***
  Expenses, prior to waiver from The
    Bank of New York....................    1.04%    1.07%    1.13%       1.15%***
  Net investment income, net of waiver
    from The Bank of New York...........    3.85%    2.31%    3.74%       3.98%***
Portfolio turnover rate.................      19%      34%      37%         30%

*    COMMENCEMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

        SCHEDULE OF INVESTMENTS

        DECEMBER 31, 2000

--------------------------------------------------------------------------------

                                                       MOODY'S
PRINCIPAL                                                /S&P    INTEREST           MATURITY
  AMOUNT                                               RATINGS*    RATE               DATE                VALUE
----------                                             --------  --------  --------------------------  -----------
             MUNICIPAL BONDS--96.3%
             EDUCATION--11.5%
$1,000,000   Dutchess County, New York Industrial
             Development Agency, (Bard College Civic
             Facilities).............................   A3/NR     5.750%            8/01/08            $ 1,080,230
 1,350,000   New York State Dormitory Authority,
             University of Rochester, Series A, Zero
             Coupon, Callable 7/01/10 @101, MBIA
             Insured+................................  Aaa/AAA    5.727(a)          7/01/13                853,672
   500,000   New York State Dormitory Authority,
             Fordham University, MBIA Insured+.......  Aaa/AAA    4.400             7/01/06                505,115
 1,700,000   New York State Dormitory Authority, New
             York University, Series A, MBIA
             Insured+................................  NR/AAA     5.500             7/01/04              1,778,115
   500,000   New York State Dormitory Authority,
             Rochester Institute of Technology, AMBAC
             Insured+................................  Aaa/AAA    5.000             7/01/13                510,245
                                                                                                       -----------
                                                                                                         4,727,377
                                                                                                       -----------
             GENERAL OBLIGATIONS--11.3%
   500,000   Monroe County, New York.................  Aa2/AA     4.050             3/01/07                491,455
    60,000   Monroe County, New York, Unrefunded
             Balance, Series B.......................  Aa2/AA     7.000             6/01/03                 61,024
 1,000,000   New York State..........................   A2/AA     5.125             6/15/04              1,033,070
   500,000   New York State, Series C................   A2/AA     5.000             6/15/11                518,130
   500,000   New York State, Series D................   A2/AA     4.375             7/15/05                504,815
   525,000   New York, New York, Series C............   A2/A      5.500             8/15/08                562,401
   750,000   Rockland County, New York...............  Aa3/AA     4.400             5/01/13                723,217
   750,000   Suffolk County, New York, Series B, FGIC
             Insured+................................  Aaa/AAA    5.000             10/01/13               764,453
                                                                                                       -----------
                                                                                                         4,658,565
                                                                                                       -----------
             HEALTHCARE--2.6%
   260,000   New York State Dormitory Authority, Our
             Lady of Consolation Nursing Home, FHA
             Insured+................................   NR/AA     5.200             8/01/05                262,709
   400,000   New York State Dormitory Authority,
             University of Rochester-Strong Memorial
             Hospital................................   A1/A+     5.000             7/01/02                404,852
   400,000   Westchester County New York, Series B,
             Healthcare Corp.........................  Aaa/AAA    5.250             11/01/11               424,592
                                                                                                       -----------
                                                                                                         1,092,153
                                                                                                       -----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

        DECEMBER 31, 2000

--------------------------------------------------------------------------------

                                                       MOODY'S
PRINCIPAL                                                /S&P    INTEREST           MATURITY
  AMOUNT                                               RATINGS*    RATE               DATE                VALUE
----------                                             --------  --------  --------------------------  -----------
             MUNICIPAL BONDS (CONTINUED)
             HOUSING--2.5%
$  500,000   New York State Mortgage
             Revenue--Homeowner Mortgage, Series
             37-A....................................  Aa1/NR     5.850%            4/01/06            $   529,375
   500,000   New York State Mortgage
             Revenue--Homeowner Mortgage, Series
             39......................................  Aa1/NR     5.300             4/01/04                513,260
                                                                                                       -----------
                                                                                                         1,042,635
                                                                                                       -----------
             INDUSTRIAL DEVELOPMENT BONDS--4.3%
   700,000   Hempstead Town--New York Industrial
             Development Agency (American Refinery
             Fuel Co. Project), MBIA Insured+........  Aaa/AAA    4.875             12/01/06               720,454
 1,000,000   Hempstead Town--New York Industrial
             Development Agency (American Refinery
             Fuel Co. Project), MBIA Insured+........  Aaa/AAA    5.000             12/01/07             1,037,250
                                                                                                       -----------
                                                                                                         1,757,704
                                                                                                       -----------
             OTHER--4.5%
 1,800,000   New York State Dormitory Authority,
             Lease Revenue Court Facilities,
             Westchester County, AMBAC Insured+......  Aa1/AA     5.125             8/01/12              1,862,712
                                                                                                       -----------
             PREFUNDED/ESCROW/U.S. GUARANTEED--2.1%
   690,000   New York Housing Finance Agency, State
             University Construction, ETM............  Aaa/AAA    6.500             11/01/06               733,939
   127,000   Puerto Rico Aqueduct & Sewer Authority
             Revenue, ETM............................  Aaa/AAA    4.500             7/01/02                127,705
                                                                                                       -----------
                                                                                                           861,644
                                                                                                       -----------
             SPECIAL TAX--18.0%
 1,000,000   MTA Dedicated Tax Fund, Series A, MBIA
             Insured+................................  Aaa/AAA    6.000             4/01/05              1,072,620
 1,000,000   Municipal Assistance Corp. for New York
             City, Series E..........................  Aa1/AA+    4.800             7/01/03              1,017,940
 2,000,000   Municipal Assistance Corp., for New York
             City, Series E..........................  Aa1/AA+    6.000             7/01/05              2,151,480
   600,000   New York State Local Government
             Assistance Corp., Series B..............  A3/AA-     5.000             4/01/02                607,020
   500,000   New York State Local Government
             Assistance Corp., Series E..............  A3/AA-     4.800             4/01/05                512,135

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

        DECEMBER 31, 2000

--------------------------------------------------------------------------------

                                                       MOODY'S
PRINCIPAL                                                /S&P    INTEREST           MATURITY
  AMOUNT                                               RATINGS*    RATE               DATE                VALUE
----------                                             --------  --------  --------------------------  -----------
             MUNICIPAL BONDS (CONTINUED)
$  500,000   New York, New York City Transitional
             Finance Authority Revenue...............  Aaa/AAA    4.000%            11/15/05           $   496,440
 1,225,000   New York, New York City Transitional
             Finance Authority Revenue, Series A.....  Aa2/AA+    5.000             8/15/05              1,269,419
   300,000   New York, New York City Transitional
             Finance Authority Revenue, Series B.....  Aa2/AA+    5.000             11/15/10               312,435
                                                                                                       -----------
                                                                                                         7,439,489
                                                                                                       -----------
             STATE APPROPRIATION--17.4%
 1,000,000   Metropolitan Transportation Authority
             Service Contract Revenue, Transit
             Facilities, Series O....................  Baa1/AA-   5.750             7/01/07              1,076,830
   300,000   New York State Certificates of
             Partnership.............................  Baa1/AA-   4.125             9/01/04                298,260
   500,000   New York State Dormitory Authority Lease
             Revenue, State University Dormitory
             Facilities, Series A....................   NR/AA     5.500             7/01/10                536,325
   250,000   New York State Dormitory Authority,
             Albany County...........................  Baa1/AA-   5.500             4/01/08                265,630
   500,000   New York State Dormitory Authority,
             Mental Health Services Facilities,
             Series D................................  NR/AA-     5.000             8/15/10                511,870
   300,000   New York State Dormitory Authority,
             State University, Series B..............  A3/AA-     5.200             5/15/03                307,047
   480,000   New York State Medical Care
             Facilities--Mental Health Services,
             Series F................................  A3/AA-     6.100             8/15/02                494,251
   500,000   New York State Thruway Authority Service
             Contract Highway & Bridge Trust Fund,
             Series A, FGIC Insured+.................  Aaa/AAA    5.000             4/01/10                521,030
   500,000   New York State Thruway Authority Service
             Contract Revenue, Local Highway & Bridge
             Trust Fund..............................  Baa1/AA-   6.000             4/01/07                543,865
   750,000   New York State Thruway Authority Service
             Contract, Highway & Bridge Trust Fund...  Baa1/AA-   5.625             4/01/07                800,558
 1,000,000   New York State Urban Development
             Corp....................................  Baa1/AA-   5.900             1/01/07              1,047,210
   500,000   New York State Urban Development Corp.,
             Correctional Facilities Service
             Contract................................  Baa1/AA-   5.000             1/01/12                507,605
   250,000   New York State Urban Development Corp.,
             Correctional Facilities Service
             Contract, Series B......................  Baa1/AA-   4.200             1/01/04                249,845
                                                                                                       -----------
                                                                                                         7,160,326
                                                                                                       -----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

        DECEMBER 31, 2000

--------------------------------------------------------------------------------

                                                       MOODY'S
PRINCIPAL                                                /S&P    INTEREST           MATURITY
  AMOUNT                                               RATINGS*    RATE               DATE                VALUE
----------                                             --------  --------  --------------------------  -----------
             MUNICIPAL BONDS (CONTINUED)
             TRANSPORTATION--9.3%
$  500,000   Port Authority of New York & New
             Jersey..................................  A1/AA-     4.750%            10/01/08           $   514,675
   500,000   Port Authority of New York & New
             Jersey..................................  A1/AA-     6.100             10/15/02               517,215
   250,000   Port Authority of New York & New
             Jersey..................................  A1/AA-     5.100             8/01/01                251,620
 1,000,000   Port Authority of New York & New
             Jersey..................................  A1/AA-     5.300             8/01/03              1,027,300
   400,000   Triborough Bridge & Tunnel Authority
             General Purpose, Series A...............  Aa3/A+     4.600             1/01/05                407,024
 1,000,000   Triborough Bridge & Tunnel Authority
             General Purpose, Series Y...............  Aa3/A+     6.000             1/01/12              1,128,140
                                                                                                       -----------
                                                                                                         3,845,974
                                                                                                       -----------
             UTILITIES--12.8%
   500,000   Long Island Power Authority, New York
             Electric System Revenue, MBIA
             Insured+................................  Aaa/AAA    4.600             4/01/12                496,755
 1,000,000   Long Island Power Authority, New York
             Electric System Revenue, Series A.......  Aaa/AAA    5.500             12/01/10             1,082,610
   500,000   New York State Environmental Facilities
             Corp., Pollution Control Revenue........  Aa1/AA+    5.750             6/15/08                546,180
   500,000   New York State Environmental Facilities
             Corp., Series C.........................  Aa1/AA-    5.250             6/15/12                522,555
   300,000   New York State Environmental Facilities
             Corp., Series D, PCR State Water........  Aaa/AAA    6.000             5/15/02                308,091
 1,000,000   New York State Power Authority Revenue &
             General Purpose, Series A...............  Aa2/AA-    4.250             2/15/04              1,004,760
   750,000   New York State Power Authority, Series
             A.......................................  Aa2/AA-    5.500             11/15/10               784,358
   500,000   Suffolk County, New York Water
             Authority, Waterworks Revenue, MBIA
             Insured+................................  Aaa/AAA    5.100             6/01/07                523,650
                                                                                                       -----------
                                                                                                         5,268,959
                                                                                                       -----------
             TOTAL MUNICIPAL BONDS
             (Cost $38,546,889)......................                                                   39,717,538
                                                                                                       -----------
             TOTAL INVESTMENTS
             (Cost $38,546,889)(b)--96.3%............                                                   39,717,538
             Other assets less liabilities--3.7%.....                                                    1,505,503
                                                                                                       -----------
             NET ASSETS--100.0%......................                                                  $41,223,041
                                                                                                       ===========

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

        DECEMBER 31, 2000

--------------------------------------------------------------------------------

AMBAC AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
ETM  ESCROWED TO MATURITY
FGIC FINANCIAL GUARANTY INSURANCE COMPANY
FHA  FEDERAL HOUSING AUTHORITY
MBIA MUNICIPAL BOND INVESTORS ASSURANCE.
NR   NOT RATED BY MOODY'S OR STANDARD & POOR'S (S&P).
*    RATINGS ARE UNAUDITED.
+    INSURED OR GUARANTEED BY THE INDICATED MUNICIPAL BOND INSURANCE
     CORPORATION.
(a)  REPRESENTS EFFECTIVE YIELD AT DECEMBER 31, 2000.
(b) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT DECEMBER 31, 2000, NET UNREALIZED APPRECIATION WAS $1,170,649 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $1,179,349 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $8,700.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

        STATEMENT OF ASSETS AND LIABILITIES
         DECEMBER 31, 2000

ASSETS:
  Investments at value
    (Cost $38,546,889)..........................................................  $   39,717,538
  Receivables:
    Investments sold............................................................         973,031
    Interest....................................................................         644,174
  Other assets..................................................................          29,128
                                                                                  --------------
    TOTAL ASSETS................................................................      41,363,871
                                                                                  --------------
LIABILITIES:
  Due to custodian..............................................................          20,426
  Payables:
    Services provided by the Bank of New York and Administrator.................          56,151
    Dividends...................................................................          42,616
    Capital stock repurchased...................................................             277
  Accrued expenses and other liabilities........................................          21,360
                                                                                  --------------
    TOTAL LIABILITIES...........................................................         140,830
                                                                                  --------------
NET ASSETS:.....................................................................  $   41,223,041
                                                                                  ==============
SOURCES OF NET ASSETS:
  Capital stock @ par...........................................................  $        3,909
  Capital surplus...............................................................      40,011,980
  Accumulated net realized gain on investments..................................          36,503
  Net unrealized appreciation on investments....................................       1,170,649
                                                                                  --------------
NET ASSETS......................................................................  $   41,223,041
                                                                                  ==============
INSTITUTIONAL SHARES:
  Net assets....................................................................  $   33,202,189
                                                                                  ==============
  Shares outstanding............................................................       3,148,753
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $        10.54
                                                                                  ==============
INVESTOR SHARES:
  Net assets....................................................................  $    8,020,852
                                                                                  ==============
  Shares outstanding............................................................         760,526
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $        10.55
                                                                                  ==============
Institutional Shares authorized @ $.001 par value...............................     200,000,000
Investor Shares authorized @ $.001 par value....................................     200,000,000

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME:
  Interest......................................................................  $    1,936,890
                                                                                  --------------
EXPENSES:
  Advisory......................................................................         199,954
  Administration................................................................          79,982
  Accounting services...........................................................          59,872
  Transfer agent................................................................          39,899
  12b-1 fee--Investor Shares....................................................          19,445
  Custodian.....................................................................          11,594
  Audit.........................................................................           9,829
  Registration and filings......................................................           8,866
  Directors.....................................................................           4,615
  Reports to shareholders.......................................................           1,734
  Legal.........................................................................             967
  Cash management...............................................................             793
  Other.........................................................................           6,856
                                                                                  --------------
    TOTAL EXPENSES..............................................................         444,406
  Fees waived by the Bank of New York (Note 3)..................................        (109,031)
                                                                                  --------------
    NET EXPENSES................................................................         335,375
                                                                                  --------------
    NET INVESTMENT INCOME.......................................................       1,601,515
                                                                                  --------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments..............................................          86,268
  Increase in unrealized appreciation on investments during the year............       1,656,395
                                                                                  --------------
  Net realized and unrealized gain on investments...............................       1,742,663
                                                                                  --------------
  Net increase in net assets resulting from operations..........................  $    3,344,178
                                                                                  ==============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

        STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  YEAR ENDED DECEMBER 31,
                                                                                  ------------------------
                                                                                     2000         1999
                                                                                  -----------  -----------
OPERATIONS:
  Net investment income.........................................................  $ 1,601,515  $ 1,641,079
  Net realized gain (loss) on investments.......................................       86,268      (49,779)
  Increase (decrease) in unrealized appreciation on investments during the
    year........................................................................    1,656,395   (2,215,741)
                                                                                  -----------  -----------
    Net increase (decrease) in net assets resulting from operations.............    3,344,178     (624,441)
                                                                                  -----------  -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income:
                                      Institutional Shares......................   (1,305,220)  (1,256,942)
                                      Investor Shares...........................     (296,295)    (384,137)
  Distributions from capital gains:
                               Institutional Shares.............................           --       (4,399)
                               Investor Shares..................................           --       (1,125)
                                                                                  -----------  -----------
                                                                                   (1,601,515)  (1,646,603)
                                                                                  -----------  -----------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold:
                               Institutional Shares.............................    6,135,155   14,403,180
                               Investor Shares..................................      975,672    5,775,900
  Proceeds from shares issued on reinvestment
    of dividends and distributions: Institutional Shares........................      316,792      283,918
                               Investor Shares..................................      222,280      313,288
  Value of capital stock repurchased:
                                 Institutional Shares...........................   (6,102,175) (13,049,833)
                                 Investor Shares................................   (1,545,253)  (9,076,460)
                                                                                  -----------  -----------
    Net increase (decrease) in net assets resulting from capital stock
     transactions...............................................................        2,471   (1,350,007)
                                                                                  -----------  -----------
      INCREASE (DECREASE) IN NET ASSETS.........................................    1,745,134   (3,621,051)
NET ASSETS:
  Beginning of year.............................................................   39,477,907   43,098,958
                                                                                  -----------  -----------
  End of year...................................................................  $41,223,041  $39,477,907
                                                                                  ===========  ===========
CHANGES IN CAPITAL STOCK OUTSTANDING:
  Shares sold:
             Institutional Shares...............................................      601,990    1,373,783
             Investor Shares....................................................       95,623      543,117
  Shares issued on reinvestment of dividends
    and distributions: Institutional Shares.....................................       31,011       27,332
                    Investor Shares.............................................       21,768       30,026
  Shares repurchased:
                   Institutional Shares.........................................     (597,627)  (1,246,311)
                   Investor Shares..............................................     (151,985)    (865,068)
                                                                                  -----------  -----------
    Net increase (decrease).....................................................          780     (137,121)
  Shares outstanding, beginning of year.........................................    3,908,499    4,045,620
                                                                                  -----------  -----------
  Shares outstanding, end of year...............................................    3,909,279    3,908,499
                                                                                  ===========  ===========

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                      INSTITUTIONAL SHARES
                                          --------------------------------------------
                                                                      FOR THE PERIOD
                                           YEAR ENDED DECEMBER 31,    APRIL 1, 1997*
                                          -------------------------       THROUGH
                                           2000     1999     1998    DECEMBER 31, 1997
                                          -------  -------  -------  -----------------
PER SHARE DATA:
Net asset value at beginning of
  period................................  $ 10.10  $ 10.65  $ 10.52       $ 10.16
                                          -------  -------  -------       -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income...................     0.41     0.41     0.41          0.31
Net realized and unrealized gain (loss)
  on investments........................     0.44    (0.55)    0.14          0.36
                                          -------  -------  -------       -------
  Total from investment operations......     0.85    (0.14)    0.55          0.67
                                          -------  -------  -------       -------
DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income....    (0.41)   (0.41)   (0.41)        (0.31)
Distributions from capital gains........       --       --    (0.01)           --
                                          -------  -------  -------       -------
  Total dividends and distributions.....    (0.41)   (0.41)   (0.42)        (0.31)
                                          -------  -------  -------       -------
Net asset value at end of period........  $ 10.54  $ 10.10  $ 10.65       $ 10.52
                                          =======  =======  =======       =======
TOTAL RETURN:...........................     8.66%   (1.35)%    5.30%         6.69%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).......................  $33,202  $31,446  $31,519       $30,915
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................     0.79%    0.82%    0.90%         0.90%***
  Expenses, prior to waiver from The
    Bank of New York....................     1.06%    1.07%    1.07%         1.15%***
  Net investment income, net of waiver
    from The Bank of New York...........     4.05%    3.93%    3.85%         3.98%***
Portfolio turnover rate.................       16%      32%      24%           21%

*    COMMENCEMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

--------------------------------------------------------------------------------

                                                             INVESTOR SHARES
                                          ------------------------------------------------------
                                                         YEAR ENDED DECEMBER 31,
                                          ------------------------------------------------------
                                           2000       1999          1998        1997      1996
                                          ------   -----------   -----------   -------   -------
PER SHARE DATA:
Net asset value at beginning of year....  $10.10     $10.65        $ 10.52     $ 10.29   $ 10.34
                                          ------     ------        -------     -------   -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income...................    0.39       0.38           0.38        0.39      0.40
Net realized and unrealized gain (loss)
  on investments........................    0.45      (0.55)          0.14        0.23     (0.05)
                                          ------     ------        -------     -------   -------
  Total from investment operations......    0.84      (0.17)          0.52        0.62      0.35
                                          ------     ------        -------     -------   -------
DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income....   (0.39)     (0.38)         (0.38)      (0.39)    (0.40)
Distributions from capital gains........      --         --          (0.01)         --        --
                                          ------     ------        -------     -------   -------
  Total dividends and distributions.....   (0.39)     (0.38)         (0.39)      (0.39)    (0.40)
                                          ------     ------        -------     -------   -------
Net asset value at end of year..........  $10.55     $10.10        $ 10.65     $ 10.52   $ 10.29
                                          ======     ======        =======     =======   =======
TOTAL RETURN:+..........................    8.49%     (1.60)%         5.04%       6.19%     3.47%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year
  (000's omitted).......................  $8,021     $8,032        $11,580     $10,368   $36,737
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................    1.03%      1.07%          1.15%       1.02%     0.90%
  Expenses, prior to waiver from The
    Bank of New York....................    1.31%      1.30%          1.32%       1.32%     1.18%
  Net investment income, net of waiver
    from The Bank of New York...........    3.81%      3.65%          3.61%       3.88%     3.91%
Portfolio turnover rate.................      16%        32%            24%         21%       22%

+ TOTAL RETURN DOES NOT CONSIDER THE EFFECT OF THE SALES LOAD FOR THOSE PERIODS IN WHICH THE SALES LOAD WAS IN EFFECT.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

        SCHEDULE OF INVESTMENTS

       DECEMBER 31, 2000

--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                    VALUE
------------                                             --------------
               COMMERCIAL PAPER--46.5%
               ASSET BACKED SECURITIES--8.9%
$ 50,000,000   Bayer Corp.
               6.50%, 1/30/01..........................  $   49,738,194
  25,000,000   CC (USA), Inc.
               6.53%, 2/01/01..........................      24,859,424
  73,500,000   CIESCO
               6.52%, 1/29/01..........................      73,127,534
  40,000,000   Corporate Receivables Corp.
               6.55%, 1/19/01..........................      39,869,000
  25,000,000   Delaware Funding
               6.58%, 1/19/01..........................      24,917,750
  40,000,000   Edison Asset
               6.50%, 2/09/01..........................      39,718,333
  50,000,000   Four Winds Funding Corp.
               6.63%, 1/23/01..........................      49,797,417
  60,000,000   Govco, Inc.
               6.59%, 1/16/01..........................      59,835,250
  35,000,000   Moat Funding, LLC
               6.57%, 2/08/01..........................      34,757,275
  35,182,000   Monte Rosa Capital
               6.52%, 2/01/01..........................      34,984,473
  29,981,000   Sand Dollar Funding, LLC
               6.55%, 2/09/01..........................      29,768,260
  29,500,000   Sigma Finance, Inc.
               6.55%, 1/25/01..........................      29,371,183
  25,000,000   Sigma Finance, Inc.
               6.42%, 5/03/01..........................      24,456,083
                                                         --------------
                                                            515,200,176
                                                         --------------
 PRINCIPAL
   AMOUNT                                                    VALUE
------------                                             --------------
               COMMERCIAL PAPER (CONTINUED)
               ASSET BACKED SECURITIES--TRADE
               AND LEASE RECEIVABLES
               (PARTIAL SUPPORT)--2.9%
$ 50,000,000   Barton Capital
               6.56%, 1/19/01..........................  $   49,836,000
  40,000,000   Corporate Asset Funding Corp.
               6.52%, 2/01/01..........................      39,775,422
  30,000,000   Corporate Asset Funding Corp.
               6.55%, 2/06/01..........................      29,803,500
  50,000,000   Windmill Funding II
               6.62%, 1/11/01..........................      49,908,056
                                                         --------------
                                                            169,322,978
                                                         --------------
               BANKS--FOREIGN INSTITUTIONS--1.3%
  38,200,000   Oesterreichische Kontrollbank AG
               6.27%, 4/04/01..........................      37,581,256
  40,000,000   West Pac Trust
               6.33%, 3/19/01..........................      39,458,433
                                                         --------------
                                                             77,039,689
                                                         --------------
               CHEMICALS--0.7%
  40,000,000   duPont (E.I.) de Nemoures & Co.
               6.49%, 1/12/01..........................      39,920,678
                                                         --------------
               CHEMICALS--DIVERSIFIED--0.4%
  25,000,000   BASF AG
               6.45%, 3/20/01..........................      24,650,625
                                                         --------------
               COMMUNICATIONS AND ENTERTAINMENT--0.9%
  50,000,000   Gannett Co.
               6.55%, 1/22/01..........................      49,808,958
                                                         --------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

       DECEMBER 31, 2000

--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                    VALUE
------------                                             --------------
               COMMERCIAL PAPER (CONTINUED)
               COMPUTERS--1.2%
$ 70,000,000   International Business Machines
               6.54%, 1/05/01..........................  $   69,949,133
                                                         --------------
               COSMETICS AND TOILETRIES--1.4%
  21,000,000   Gillette Co.
               6.50%, 1/11/01..........................      20,962,083
  60,000,000   Gillette Co.
               6.48%, 1/12/01..........................      59,881,200
                                                         --------------
                                                             80,843,283
                                                         --------------
               ELECTRICAL EQUIPMENT--2.1%
  60,000,000   Emerson Electric Co.
               6.46%, 2/01/01..........................      59,666,233
  30,000,000   Emerson Electric Co.
               6.47%, 2/02/01..........................      29,827,467
  35,000,000   Hubbell, Inc.
               6.44%, 2/16/01..........................      34,711,989
                                                         --------------
                                                            124,205,689
                                                         --------------
               ENERGY--0.6%
  35,000,000   Duke Energy Corp.
               6.51%, 1/26/01..........................      34,841,771
                                                         --------------
               FINANCE COMPANIES--4.4%
  50,000,000   Ford Motor Co.
               6.54%, 1/12/01..........................      49,900,083
  20,000,000   GE Capital
               6.50%, 1/25/01..........................      19,913,333
  30,000,000   GE Capital
               6.64%, 2/27/01..........................      29,684,600
 PRINCIPAL
   AMOUNT                                                    VALUE
------------                                             --------------
               COMMERCIAL PAPER (CONTINUED)
$ 30,000,000   GE Capital International Funding, Inc.
               6.53%, 1/18/01..........................  $   29,907,492
  50,000,000   KFW International Finance
               6.49%, 2/06/01..........................      49,675,500
  30,000,000   Paccar Finance Corp.
               6.51%, 1/11/01..........................      29,945,750
  50,000,000   Paccar Finance Corp.
               6.51%, 1/24/01..........................      49,792,042
                                                         --------------
                                                            258,818,800
                                                         --------------
               FINANCIAL SERVICES--3.1%
  40,000,000   CitiGroup
               6.53%, 1/18/01..........................      39,876,656
  30,000,000   Goldman Sachs, Inc.
               6.52%, 1/10/01..........................      29,951,100
  30,000,000   Goldman Sachs, Inc.
               6.16%, 5/11/01..........................      29,332,667
  30,000,000   Merrill Lynch & Co.
               6.52%, 1/18/01..........................      29,907,633
  30,000,000   Merrill Lynch & Co.
               6.57%, 1/19/01..........................      29,902,350
  20,000,000   Merrill Lynch & Co.
               6.52%, 2/16/01..........................      19,832,867
                                                         --------------
                                                            178,803,273
                                                         --------------
               FINANCIAL SERVICES--DIVERSIFIED--0.5%
  30,000,000   Dow Jones & Co.
               6.39%, 5/30/01..........................      29,206,575
                                                         --------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

       DECEMBER 31, 2000

--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                    VALUE
------------                                             --------------
               COMMERCIAL PAPER (CONTINUED)
               FOOD AND BEVERAGES--2.0%
$ 40,000,000   Campbell Soup
               6.50%, 1/23/01..........................  $   39,841,111
  25,000,000   Coca-Cola Co.
               6.45%, 1/17/01..........................      24,928,333
  36,000,000   Coca-Cola Co.
               6.33%, 3/13/01..........................      35,550,570
  18,000,000   Coca-Cola Co.
               6.44%, 3/14/01..........................      17,768,160
                                                         --------------
                                                            118,088,174
                                                         --------------
               FOOD PROCESSING--0.9%
  50,000,000   Archer-Daniels Midland Co.
               6.52%, 1/25/01..........................      49,782,667
                                                         --------------
               INSURANCE--1.7%
  50,000,000   General Re Insurance
               6.53%, 1/05/01..........................      49,963,722
  50,000,000   ING America Insurance Holdings
               6.54%, 1/29/01..........................      49,745,667
                                                         --------------
                                                             99,709,389
                                                         --------------
               INSURANCE--NON-HEALTH AND LIFE--0.3%
  19,000,000   AIG Funding, Inc.
               6.49%, 1/25/01..........................      18,917,793
                                                         --------------
               MANUFACTURING--2.0%
  31,000,000   Illinois Tool Works, Inc.
               6.43%, 2/13/01..........................      30,761,911
  24,500,000   Illinois Tool Works, Inc.
               6.43%, 2/21/01..........................      24,276,825
  20,000,000   Kimberly Clark
               6.42%, 2/23/01..........................      19,810,967
 PRINCIPAL
   AMOUNT                                                    VALUE
------------                                             --------------
               COMMERCIAL PAPER (CONTINUED)
$ 40,000,000   Minnesota Mining & Manufacturing
               6.37%, 2/20/01..........................  $   39,646,111
                                                         --------------
                                                            114,495,814
                                                         --------------
               NON-BANK HOLDING COMPANIES--0.9%
  25,394,000   USAA Capital
               6.52%, 1/05/01..........................      25,375,604
  25,680,000   USAA Capital
               6.51%, 1/17/01..........................      25,605,699
                                                         --------------
                                                             50,981,303
                                                         --------------
               PHARMACEUTICALS--3.4%
  40,000,000   Glaxo-Wellcome Co.
               6.32%, 3/23/01..........................      39,431,200
  40,000,000   Merck & Co.
               6.53%, 1/31/01..........................      39,782,333
  80,000,000   Pfizer, Inc.
               6.50%, 1/22/01..........................      79,696,667
  42,000,000   Schering Corp.
               6.42%, 2/06/01..........................      41,730,360
                                                         --------------
                                                            200,640,560
                                                         --------------
               RETAIL--APPAREL AND SHOES--0.5%
  30,000,000   Nike, Inc.
               6.32%, 2/23/01..........................      29,720,867
                                                         --------------
               RETAIL--DISCOUNT STORES--0.9%
  55,000,000   Wal-Mart Stores, Inc.
               6.53%, 1/23/01..........................      54,780,519
                                                         --------------
               TECHNOLOGY INDUSTRIES--0.8%
  48,000,000   Motorola Corp.
               6.48%, 2/07/01..........................      47,680,320
                                                         --------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

       DECEMBER 31, 2000

--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                    VALUE
------------                                             --------------
               COMMERCIAL PAPER (CONTINUED)
               UTILITIES--ELECTRIC--1.4%
$ 15,000,000   National Rural Utilities Cooperative
               Finance
               6.47%, 2/16/01..........................  $   14,875,992
  20,000,000   National Rural Utilities Cooperative
               Finance
               6.46%, 2/21/01..........................      19,816,967
  30,000,000   National Rural Utilities Cooperative
               Finance
               6.67%, 3/12/01..........................      29,610,917
  15,000,000   National Rural Utilities Cooperative
               Finance
               6.07%, 8/17/01..........................      14,423,350
                                                         --------------
                                                             78,727,226
                                                         --------------
               UTILITIES--TELECOMMUNICATIONS--3.3%
  50,000,000   BellSouth Telecommunications, Inc.
               6.51%, 1/26/01..........................      49,773,958
  10,000,000   British Telecommunications, Inc.
               6.774%, 2/27/01+........................      10,000,000
  80,000,000   SBC Communications, Inc.
               6.53%, 1/18/01..........................      79,753,311
  50,000,000   Verizon Communications, Inc.
               6.54%, 1/19/01..........................      49,836,500
                                                         --------------
                                                            189,363,769
                                                         --------------
               TOTAL COMMERCIAL PAPER
               (Cost $2,705,500,029)...................   2,705,500,029
                                                         --------------

 PRINCIPAL
   AMOUNT                                                    VALUE
------------                                             --------------
               UNITED STATES GOVERNMENT AGENCIES & OBLIGATIONS--12.3%
               FEDERAL FARM CREDIT BANK--0.4%
$ 15,000,000   6.93%, 7/03/01..........................  $   15,024,833
  10,000,000   6.60%, 9/04/01..........................      10,005,391
                                                         --------------
                                                             25,030,224
                                                         --------------
               FEDERAL HOME LOAN BANK--5.3%
  50,000,000   6.43%, 1/03/01+.........................      49,982,139
  50,000,000   6.42%, 1/19/01+.........................      49,839,625
  15,000,000   6.495%, 2/15/01.........................      14,998,147
  15,000,000   6.465%, 2/16/01.........................      14,998,400
  15,000,000   6.75%, 3/30/01..........................      14,994,559
  45,388,000   5.96%, 6/06/01+.........................      44,215,779
  20,000,000   6.035%, 6/08/01+........................      19,470,261
  20,000,000   7.00%, 6/14/01..........................      20,010,436
  15,000,000   5.50%, 8/13/01..........................      14,906,366
  30,000,000   6.60%, 11/14/01.........................      30,000,000
  35,000,000   6.865%, 11/30/01........................      35,314,665
                                                         --------------
                                                            308,730,377
                                                         --------------
               FEDERAL HOME LOAN MORTGAGE CORP.--0.9%
  15,000,000   6.255%, 1/12/01.........................      14,999,473
  11,970,000   7.125%, 11/15/01........................      12,028,176
  25,000,000   6.34%, 3/29/01+.........................      24,616,958
                                                         --------------
                                                             51,644,607
                                                         --------------
               FEDERAL NATIONAL MORTGAGE ASSOC.--4.5%
  50,000,000   6.44%, 1/04/01+.........................      49,973,167
  25,000,000   6.37%, 2/08/01+.........................      24,831,903
  44,151,000   6.32%, 3/01/01..........................      43,693,694
  13,406,000   6.52%, 3/16/01..........................      13,403,085
  15,000,000   7.26%, 5/24/01..........................      15,000,000
  20,000,000   6.53%, 5/25/01+.........................      19,477,600
   7,000,000   6.48%, 6/14/01+.........................       6,793,360

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

       DECEMBER 31, 2000

--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                    VALUE
------------                                             --------------
               UNITED STATES GOVERNMENT AGENCIES & OBLIGATIONS
               (CONTINUED)
$ 50,000,000   5.81%, 6/28/01+.........................  $   48,562,403
  20,000,000   6.64%, 9/18/01..........................      19,994,639
  20,000,000   6.24%, 12/06/01.........................      20,025,413
                                                         --------------
                                                            261,755,264
                                                         --------------
               UNITED STATES TREASURY NOTES--1.2%
  10,000,000   5.25%, 1/31/01..........................       9,991,195
  15,000,000   6.50%, 5/31/01..........................      14,992,249
  15,000,000   6.625%, 7/31/01.........................      15,028,414
  15,000,000   6.50%, 8/31/01..........................      15,014,863
  15,000,000   5.875%, 11/30/01........................      15,002,812
                                                         --------------
                                                             70,029,533
                                                         --------------
               TOTAL UNITED STATES GOVERNMENT AGENCIES
               & OBLIGATIONS
               (Cost $717,190,005).....................     717,190,005
                                                         --------------

               CERTIFICATES OF DEPOSIT-- 11.0%
               BANK NOTE--0.4%
  24,000,000   First Union National Bank
               7.35%, 5/15/01..........................      24,042,312
                                                         --------------
               BANKS--DOMESTIC INSTITUTIONS--6.0%
  40,000,000   American Express Centurion Bank
               6.63%, 1/11/01..........................      40,000,000
  50,000,000   American Express Centurion Bank
               6.50%, 1/12/01..........................      49,900,694
 PRINCIPAL
   AMOUNT                                                    VALUE
------------                                             --------------
               CERTIFICATES OF DEPOSIT (CONTINUED)
$ 25,000,000   Chase Manhattan Bank USA
               6.68%, 1/25/01..........................  $   25,000,000
  20,000,000   Citicorp
               7.41%, 5/30/01..........................      20,000,000
  35,000,000   Firststar Corp
               6.64%, 1/16/01..........................      35,000,000
  60,000,000   Harris Trust Bank of Chicago
               6.53%, 1/19/01..........................      60,000,000
  25,000,000   Michigan National Bank
               6.75%, 2/12/01..........................      25,000,564
  10,000,000   Michigan National Bank
               6.74%, 3/01/01..........................      10,000,894
  30,000,000   National City Indiana
               6.14%, 12/19/01.........................      30,000,000
  17,000,000   Regions Bank
               6.53%, 11/30/01.........................      17,001,475
  40,000,000   State Street Corp.
               6.62%, 1/04/01..........................      40,000,033
                                                         --------------
                                                            351,903,660
                                                         --------------
               BANKS--FOREIGN INSTITUTIONS--4.6%
  30,000,000   ABN Amro Chicago
               5.85%, 12/27/01.........................      30,000,000
  15,000,000   Bank of Austria
               6.71%, 2/05/01..........................      14,998,801
  40,000,000   Bayerische Landesbank
               6.37%, 6/13/01..........................      40,000,000
  20,000,000   Bayerische Landesbank
               5.93%, 9/20/01..........................      20,000,000
  20,000,000   Rabobank Nederland
               6.51%, 1/31/01..........................      19,999,219

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

       DECEMBER 31, 2000

--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                    VALUE
------------                                             --------------
               CERTIFICATES OF DEPOSIT (CONTINUED)
$ 20,000,000   Rabobank Nederland
               6.71%, 3/16/01..........................  $   19,993,935
  15,000,000   Rabobank Nederland
               6.74%, 9/14/01..........................      15,000,000
  15,000,000   Rabobank Nederland
               5.95%, 9/26/01..........................      15,000,000
   5,000,000   Royal Bank of Canada
               6.45%, 1/05/01..........................       4,999,974
   5,000,000   Royal Bank of Canada
               6.47%, 1/18/01..........................       4,999,867
  20,000,000   Royal Bank of Canada
               7.41%, 5/22/01..........................      20,000,000
  25,000,000   Toronto Dominion Bank
               6.61%, 2/02/01..........................      25,000,218
  15,000,000   United Bank of Switzerland AG
               6.53%, 1/18/01..........................      14,999,652
  20,000,000   United Bank of Switzerland Stamford
               6.77%, 9/10/01..........................      19,998,895
                                                         --------------
                                                            264,990,561
                                                         --------------
               TOTAL CERTIFICATES OF DEPOSIT
               (Cost $640,936,533).....................     640,936,533
                                                         --------------

 PRINCIPAL
   AMOUNT                                                    VALUE
------------                                             --------------
               TIME DEPOSITS--8.9%
               BANKS--DOMESTIC INSTITUTIONS--5.1%
$100,000,000   Chase Manhattan Bank
               6.50%, 1/02/01..........................  $  100,000,000
 100,000,000   Regions Bank
               6.563%, 1/02/01.........................     100,000,000
 100,000,000   Wachovia Bank NA
               6.50%, 1/02/01..........................     100,000,000
                                                         --------------
                                                            300,000,000
                                                         --------------
               BANKS--FOREIGN INSTITUTIONS--3.8%
 100,000,000   CIBC/Oppenheimer
               6.438%, 1/02/01.........................     100,000,000
 120,000,000   Dresdner Bank AG
               6.625%, 1/02/01.........................     120,000,000
                                                         --------------
                                                            220,000,000
                                                         --------------
               TOTAL TIME DEPOSITS
               (Cost $520,000,000).....................     520,000,000
                                                         --------------

               FLOATING RATE BANK SECURITIES--2.6%
               BANK HOLDING COMPANIES--2.2%
  15,000,000   American Express Centurion Bank, 6.70%,
               payable monthly, interest rate resets
               monthly, next rate reset date 1/09/01,
               final maturity date 5/09/01+............      15,000,000

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

       DECEMBER 31, 2000

--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                    VALUE
------------                                             --------------
               FLOATING RATE BANK SECURITIES (CONTINUED)
$ 15,000,000   Associates Corp. of North America,
               6.60%, payable monthly, interest rate
               resets monthly, next rate reset date
               1/16/01, final maturity date 3/16/01+...  $   14,998,218
  15,000,000   Banc One Corp., 6.80%, payable monthly,
               interest rate resets monthly, final
               maturity date 1/03/01+..................      15,000,000
  10,000,000   Banc One Corp., 6.93%, payable
               quarterly, interest rate resets
               quarterly, final maturity date
               1/16/01+................................      10,000,438
  15,000,000   Citigroup, Inc., 6.76%, payable monthly,
               interest rate resets monthly, next rate
               reset date 1/04/01, final maturity date
               4/04/01+................................      15,000,000
   8,000,000   Emerson Electric Co. payable monthly,
               interest rate resets monthly, next rate
               reset date 1/08/01, final maturity date
               6/06/01+................................       8,000,000
  10,000,000   Morgan (J.P.) & Co., Inc., 6.75%,
               payable monthly, interest rate resets
               monthly, next rate reset date 1/08/01,
               final maturity date 6/06/01+............      10,000,000
 PRINCIPAL
   AMOUNT                                                    VALUE
------------                                             --------------
               FLOATING RATE BANK SECURITIES (CONTINUED)
$ 20,000,000   National City Bank, 6.64%, payable
               monthly, interest rate resets monthly,
               next rate reset date 1/22/01, final
               maturity date 11/21/01..................  $   19,998,264
  20,000,000   Wells Fargo Co., 6.69%, payable
               quarterly, interest rate resets
               quarterly, next rate reset date 1/24/01,
               final maturity date 7/24/01+............      19,995,660
                                                         --------------
                                                            127,992,580
                                                         --------------
               BANK NOTE--0.4%
  20,000,000   First Union National Bank, 6.67%,
               payable monthly, interest rate resets
               monthly, next reset date 1/16/01, final
               maturity date 10/16/01..................      20,000,000
                                                         --------------
               TOTAL FLOATING RATE BANK SECURITIES
               (Cost $147,992,580).....................     147,992,580
                                                         --------------

               CORPORATE BONDS--0.7%
               ASSET BACKED SECURITIES--0.4%
   7,707,514   BMW Vehicle Lease Trust 2000-A-A1
               6.674%, 10/25/01........................       7,707,514

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

       DECEMBER 31, 2000

--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                    VALUE
------------                                             --------------
               CORPORATE BONDS (CONTINUED)
$ 15,318,070   Ford Owner Trust 2000-E-A2
               6.668%, 6/15/01.........................  $   15,318,070
                                                         --------------
                                                             23,025,584
                                                         --------------
               BANKS--FOREIGN INSTITUTIONS--0.3%
  15,000,000   Societe Generale NY, payable monthly,
               interest rate resets monthly, final
               maturity date 1/19/01 6.64%, 1/19/01....      14,999,560
                                                         --------------
               TOTAL CORPORATE BONDS
               (Cost $38,025,144)......................      38,025,144
                                                         --------------

               REPURCHASE AGREEMENTS--19.6%
               REPURCHASE AGREEMENT WITH BARCLAYS CAPITAL, INC.--4.3%
 250,000,000   6.40%, dated 12/29/00, due 1/02/01,
               repurchase price $250,177,778
               (Collateral-FHLMC Notes, 6.375%-7.00%,
               11/15/03-9/15/10; aggregate market value
               plus accrued interest $255,000,372).....     250,000,000
                                                         --------------
 PRINCIPAL
   AMOUNT                                                    VALUE
------------                                             --------------
               REPURCHASE AGREEMENTS (CONTINUED)
               REPURCHASE AGREEMENT WITH DEUTSCHE BANK SECURITIES
               INC.--3.1%
$180,000,000   6.45%, dated 12/29/00, due 1/02/01,
               repurchase price $180,129,000
               (Collateral-FNMA Notes, 5.31%-7.125%,
               10/17/08-1/15/30, FHLMC Note, 7.00%,
               3/15/10; aggregate, market value plus
               accrued interest $183,600,300)..........  $  180,000,000
                                                         --------------
               REPURCHASE AGREEMENT WITH J.P. MORGAN SECURITIES,
               INC.--4.3%
 250,000,000   6.40%, dated 12/29/00, due 1/02/01,
               repurchase price $250,177,778
               (Collateral-FHLB Notes, 0.00%-7.1250%,
               6/22/01-2/15/30, FFCB Note, 6.1250%,
               12/29/15, FHLMC Note, 7.00%, 3/15/10,
               TVA Note, 5.3750%, 11/13/08; aggregate
               market value plus accrued interest
               $255,000,489)...........................     250,000,000
                                                         --------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

       DECEMBER 31, 2000

--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                    VALUE
------------                                             --------------
               REPURCHASE AGREEMENTS (CONTINUED)
               REPURCHASE AGREEMENT WITH MORGAN STANLEY DEAN
               WITTER--3.8%
$220,000,000   6.45%, dated 12/29/00, due 1/02/01,
               repurchase price $220,157,667
               (Collateral-ADBB, 6.640%, 5/27/14, UST
               Note, 6.50%, 3/31/02, UST TRIN, 3.625%,
               7/15/02; aggregate market value plus
               accrued interest $225,157,146)..........  $  220,000,000
                                                         --------------
               REPURCHASE AGREEMENT WITH SALOMON SMITH BARNEY--4.1%
 239,588,000   6.25%, dated 12/29/00, due 1/02/01,
               repurchase price $239,754,381
               (Collateral-FFCB Note, 5.65%, 2/20/04,
               FHLB Note, 5.40%, 1/15/03, FHLMC Notes,
               5.750%-8.00%, 12/22/03-6/01/30, FNMA
               Notes, 5.750%-6.420%, 2/12/08-2/15/08;
               aggregate market value plus accrued
               interest $245,641,968)..................     239,588,000
                                                         --------------
               TOTAL REPURCHASE AGREEMENTS
               (Cost $1,139,588,000)...................   1,139,588,000
                                                         --------------


                TOTAL INVESTMENTS
                (Cost $5,909,232,291)(a)--101.6%........  $5,909,232,291
                Liabilities in excess of other
                assets--(1.6%)..........................     (93,432,213)
                                                          --------------
                NET ASSETS--100.0%......................  $5,815,800,078
                                                          ==============

ADBB AFRICAN DEVELOPMENT BANK BOND.
FFCB FEDERAL FARM CREDIT BANK.
FHLB FEDERAL HOME LOAN BANK.
FHLMC FEDERAL HOME LOAN MORTGAGE CORP.
FNMA FEDERAL NATIONAL MORTGAGE ASSOCIATION.
TRIN TREASURY INFLATION NOTE.
TVA  TENNESSEE VALLEY AUTHORITY.
UST  UNITED STATES TREASURY.
+ REPRESENTS YIELD AT TIME OF PURCHASE FOR COMMERCIAL PAPER, DISCOUNTED RATE AT TIME OF PURCHASE FOR UNITED STATES GOVERNMENT AGENCIES & OBLIGATIONS, OR INTEREST RATE IN EFFECT AT DECEMBER 31, 2000 FOR FLOATING RATE NOTES.
(a) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

        STATEMENT OF ASSETS AND LIABILITIES
         DECEMBER 31, 2000

ASSETS:
  Investments at value, including repurchase agreements of $1,139,588,000 (Cost
    $5,909,232,291).............................................................  $5,909,232,291
  Cash..........................................................................             850
  Receivables:
    Capital stock sold..........................................................     149,670,362
    Interest....................................................................      20,003,209
    Securities sold.............................................................      10,000,000
  Other assets..................................................................          15,915
                                                                                  --------------
    TOTAL ASSETS................................................................   6,088,922,627
                                                                                  --------------
LIABILITIES:
  Payables:
    Capital stock repurchased...................................................     240,315,666
    Dividends...................................................................      30,349,144
    Services provided by the Bank of New York and Administrator.................       1,870,348
  Accrued expenses and other liabilities........................................         587,391
                                                                                  --------------
    TOTAL LIABILITIES...........................................................     273,122,549
                                                                                  --------------
NET ASSETS:.....................................................................  $5,815,800,078
                                                                                  ==============
SOURCES OF NET ASSETS:
  Capital stock @ par...........................................................  $    5,815,797
  Capital surplus...............................................................   5,809,974,694
  Accumulated net realized gain on investments..................................           9,587
                                                                                  --------------
NET ASSETS......................................................................   5,815,800,078
                                                                                  ==============
HAMILTON SHARES:
  Net assets....................................................................  $3,372,680,393
                                                                                  ==============
  Shares outstanding............................................................   3,372,683,166
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $         1.00
                                                                                  ==============
HAMILTON PREMIER SHARES:
  Net assets....................................................................  $1,459,922,810
                                                                                  ==============
  Shares outstanding............................................................   1,459,917,329
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $         1.00
                                                                                  ==============
HAMILTON CLASSIC SHARES:
  Net assets....................................................................  $  983,196,875
                                                                                  ==============
  Shares outstanding............................................................     983,196,107
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $         1.00
                                                                                  ==============
Hamilton Shares authorized @ $.001 par value....................................   5,000,000,000
Hamilton Premier Shares authorized @ $.001 par value............................   3,000,000,000
Hamilton Classic Shares authorized @ $.001 par value............................   3,000,000,000

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME:
  Interest......................................................................  $  278,486,375
                                                                                  --------------
EXPENSES:
  Advisory......................................................................       4,342,142
  Administration................................................................       4,342,142
  Servicing fee:
              Hamilton Premier Shares...........................................       2,850,315
              Hamilton Classic Shares...........................................       2,385,899
  12b-1 fee--Hamilton Classic Shares............................................       2,385,899
  Registration and filings......................................................         535,240
  Custodian.....................................................................         318,904
  Transfer agent................................................................         230,610
  Reports to shareholders.......................................................         183,348
  Audit.........................................................................         104,792
  Legal.........................................................................         100,772
  Accounting services...........................................................          59,898
  Cash management...............................................................          50,932
  Insurance.....................................................................          34,821
  Directors.....................................................................           4,491
  Other.........................................................................         223,172
                                                                                  --------------
    TOTAL EXPENSES..............................................................      18,153,377
  Earnings credit adjustment (Note 3)...........................................         (23,186)
                                                                                  --------------
    NET EXPENSES................................................................      18,130,191
                                                                                  --------------
    NET INVESTMENT INCOME.......................................................     260,356,184
  Net realized gain on investments..............................................           1,024
                                                                                  --------------
  Net increase in net assets resulting from operations..........................  $  260,357,208
                                                                                  ==============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

        STATEMENTS OF CHANGES IN NET ASSETS

                                                                                       YEAR ENDED DECEMBER 31,
                                                                                  ---------------------------------
                                                                                        2000             1999
                                                                                  ----------------  ---------------
OPERATIONS:
  Net investment income.........................................................  $    260,356,184  $   143,536,762
  Net realized gain on investments..............................................             1,024            8,555
                                                                                  ----------------  ---------------
    Net increase in net assets resulting from operations........................       260,357,208      143,545,317
                                                                                  ----------------  ---------------
DIVIDENDS TO SHAREHOLDERS:
  Dividends from net investment income:
                                    Hamilton Shares.............................      (139,072,858)     (76,653,154)
                                    Hamilton Premier Shares.....................       (67,481,296)     (38,415,385)
                                    Hamilton Classic Shares.....................       (53,802,030)     (28,466,647)
                                                                                  ----------------  ---------------
                                                                                      (260,356,184)    (143,535,186)
                                                                                  ----------------  ---------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold:
                              Hamilton Shares...................................    10,335,912,045    5,967,303,526
                              Hamilton Premier Shares...........................    16,005,612,146    7,643,411,324
                              Hamilton Classic Shares...........................     9,750,582,978    7,996,889,396
  Proceeds from shares issued on reinvestment of distributions:
                                                     Hamilton Shares............        37,713,859       16,409,278
                                                     Hamilton Premier Shares....        22,439,475       19,109,421
                                                     Hamilton Classic Shares....        48,111,441       28,391,170
  Value of capital stock repurchased:
                               Hamilton Shares..................................    (8,726,286,750)  (5,697,902,968)
                               Hamilton Premier Shares..........................   (15,439,415,632)  (7,855,882,869)
                               Hamilton Classic Shares..........................    (9,708,057,786)  (7,152,715,884)
                                                                                  ----------------  ---------------
    Net increase in net assets resulting from capital stock transactions........     2,326,611,776      965,012,394
                                                                                  ----------------  ---------------
      INCREASE IN NET ASSETS....................................................     2,326,612,800      965,022,525
NET ASSETS:
  Beginning of year.............................................................     3,489,187,278    2,524,164,753
                                                                                  ----------------  ---------------
  End of year...................................................................  $  5,815,800,078  $ 3,489,187,278
                                                                                  ================  ===============
CHANGES IN CAPITAL STOCK OUTSTANDING:
  Shares sold:
            Hamilton Shares.....................................................    10,335,912,353    5,967,303,526
            Hamilton Premier Shares.............................................    16,005,611,814    7,643,411,324
            Hamilton Classic Shares.............................................     9,750,580,568    7,996,888,196
  Shares issued on reinvestment of dividends:
                                       Hamilton Shares..........................        37,715,902       16,415,417
                                       Hamilton Premier Shares..................        22,439,185       19,107,816
                                       Hamilton Classic Shares..................        48,116,064       28,392,431
  Shares repurchased:
                  Hamilton Shares...............................................    (8,726,287,174)  (5,697,902,968)
                  Hamilton Premier Shares.......................................   (15,439,415,632)  (7,855,882,869)
                  Hamilton Classic Shares.......................................    (9,708,059,789)  (7,152,715,883)
                                                                                  ----------------  ---------------
    Net increase................................................................     2,326,613,291      965,016,990
  Shares outstanding, beginning of year.........................................     3,489,183,311    2,524,166,321
                                                                                  ----------------  ---------------
  Shares outstanding, end of year...............................................     5,815,796,602    3,489,183,311
                                                                                  ================  ===============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                      HAMILTON SHARES
                           ----------------------------------------------------------------------
                                                  YEAR ENDED DECEMBER 31,
                           ----------------------------------------------------------------------
                                 2000              1999             1998        1997       1996
                           ----------------  ----------------    ----------  ----------  --------
PER SHARE DATA:
Net asset value at
  beginning of year......     $     1.00        $     1.00       $     1.00  $     1.00  $   1.00
                              ----------        ----------       ----------  ----------  --------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income....          0.061             0.050            0.053       0.053     0.052
                              ----------        ----------       ----------  ----------  --------
DIVIDENDS
Dividends from net
  investment income......         (0.061)           (0.050)          (0.053)     (0.053)   (0.052)
                              ----------        ----------       ----------  ----------  --------
Net asset value at end of
  year...................     $     1.00        $     1.00       $     1.00  $     1.00  $   1.00
                              ==========        ==========       ==========  ==========  ========
TOTAL RETURN:............           6.31%             5.03%            5.41%       5.47%     5.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year
  (000's omitted)........     $3,372,680        $1,725,341       $1,439,525  $1,063,579  $609,424
Ratio to average net
  assets of:
  Expenses...............           0.24%             0.24%            0.26%       0.25%     0.27%
  Net investment
    income...............           6.19%             4.92%            5.25%       5.34%     5.17%

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

--------------------------------------------------------------------------------

                                         HAMILTON PREMIER SHARES
                           ----------------------------------------------------
                                         YEAR ENDED DECEMBER 31,
                           ----------------------------------------------------
                              2000       1999       1998       1997      1996
                           ----------  --------  ----------  --------  --------
PER SHARE DATA:
Net asset value at
  beginning of year......  $     1.00  $   1.00  $     1.00  $   1.00  $   1.00
                           ----------  --------  ----------  --------  --------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income....       0.059     0.047       0.050     0.051     0.049
                           ----------  --------  ----------  --------  --------
DIVIDENDS
Dividends from net
  investment income......      (0.059)   (0.047)     (0.050)   (0.051)   (0.049)
                           ----------  --------  ----------  --------  --------
Net asset value at end of
  year...................  $     1.00  $   1.00  $     1.00  $   1.00  $   1.00
                           ==========  ========  ==========  ========  ========
TOTAL RETURN:............        6.04%     4.77%       5.14%     5.19%     5.03%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year
  (000's omitted)........  $1,459,923  $871,287  $1,064,645  $688,339  $463,759
Ratio to average net
  assets of:
  Expenses...............        0.49%     0.49%       0.51%     0.51%     0.53%
  Net investment
    income...............        5.92%     4.70%       5.01%     5.09%     4.91%

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

--------------------------------------------------------------------------------

                                                     HAMILTON CLASSIC SHARES
                                          ---------------------------------------------
                                                     YEAR ENDED DECEMBER 31,
                                          ---------------------------------------------
                                            2000      1999     1998     1997     1996
                                          --------  --------  -------  -------  -------
PER SHARE DATA:
Net asset value at beginning of year....  $   1.00  $   1.00  $  1.00  $  1.00  $  1.00
                                          --------  --------  -------  -------  -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................     0.056     0.044    0.047    0.047    0.046
                                          --------  --------  -------  -------  -------
DIVIDENDS
Dividends from net investment income....    (0.056)   (0.044)  (0.047)  (0.047)  (0.046)
                                          --------  --------  -------  -------  -------
Net asset value at end of year..........  $   1.00  $   1.00  $  1.00  $  1.00  $  1.00
                                          ========  ========  =======  =======  =======
TOTAL RETURN:...........................      5.78%     4.51%    4.81%    4.80%    4.73%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year
  (000's omitted).......................  $983,197  $892,560  $19,995  $16,725  $13,478
Ratio to average net assets of:
  Expenses..............................      0.74%     0.74%    0.83%    0.88%    0.82%
  Net investment income.................      5.64%     4.46%    4.70%    4.71%    4.67%

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON TREASURY MONEY FUND

        SCHEDULE OF INVESTMENTS

       DECEMBER 31, 2000

--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                    VALUE
------------                                             --------------
               UNITED STATES GOVERNMENT OBLIGATIONS--24.8%
               UNITED STATES TREASURY BILLS+--11.8%
$ 30,000,000   6.03%, 1/11/01..........................  $   29,949,750
  20,000,000   5.60%, 1/18/01..........................      19,943,050
  30,000,000   5.52%, 1/25/01..........................      29,876,900
  20,000,000   5.34%, 2/08/01..........................      19,871,645
  30,000,000   5.30%, 2/15/01..........................      29,768,438
  20,000,000   5.22%, 4/19/01..........................      19,636,400
                                                         --------------
                                                            149,046,183
                                                         --------------
               UNITED STATES TREASURY NOTES--13.0%
  20,000,000   5.25%, 1/31/01..........................      19,982,037
  10,000,000   5.625%, 2/28/01.........................       9,988,100
  10,000,000   4.875%, 3/31/01.........................       9,961,830
  10,000,000   6.375%, 3/31/01.........................       9,994,965
  20,000,000   6.25%, 4/30/01..........................      19,978,596
  10,000,000   6.50%, 5/31/01..........................       9,995,000
  10,000,000   5.75%, 6/30/01..........................       9,965,561
  10,000,000   5.50%, 7/31/01..........................       9,953,077
  10,000,000   6.625%, 7/31/01.........................      10,027,734
  10,000,000   6.50%, 8/31/01..........................      10,014,453
  15,000,000   5.625%, 9/30/01.........................      14,927,813
  15,000,000   5.875%, 10/31/01........................      14,943,979
  15,000,000   5.875%, 11/30/01........................      15,002,930
                                                         --------------
                                                            164,736,075
                                                         --------------
               TOTAL UNITED STATES GOVERNMENT
               OBLIGATIONS
               (Cost $313,782,258).....................     313,782,258
                                                         --------------

 PRINCIPAL
   AMOUNT                                                    VALUE
------------                                             --------------
               REPURCHASE AGREEMENTS--85.3%
               REPURCHASE AGREEMENT WITH BARCLAYS CAPITAL, INC.--13.5%
$170,000,000   6.00%, dated 12/29/00, due 1/02/01,
               repurchase price $170,113,333
               (Collateral--UST Bill, 0.0%, 6/21/01;
               UST TRIN, 3.8750%, 1/15/09; aggregate
               market value plus accrued interest
               $173,400,332)...........................  $  170,000,000
                                                         --------------
               REPURCHASE AGREEMENT WITH DEUTSCHE BANK SECURITIES,
               INC.--12.7%
 160,000,000   5.85%, dated 12/29/00, due 1/02/01,
               repurchase price $160,104,000
               (Collateral--UST TRIN, 0.0%, 11/15/08;
               UST TRIN, 3.6250%, 1/15/08; UST Bonds,
               6.1250%-6.6250%, 2/15/27-11/15/27;
               aggregate market value plus accrued
               interest $163,200,676)..................     160,000,000
                                                         --------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON TREASURY MONEY FUND

       DECEMBER 31, 2000

--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                    VALUE
------------                                             --------------
               REPURCHASE AGREEMENTS (CONTINUED)
               REPURCHASE AGREEMENT WITH GOLDMAN, SACHS & CO.--14.9%
$187,766,000   5.99%, dated 12/29/00, due 1/02/01,
               repurchase price $187,890,969
               (Collateral--UST Note, 4.750%, 2/15/04;
               aggregate market value plus accrued
               interest $191,521,965)..................  $  187,766,000
                                                         --------------
               REPURCHASE AGREEMENT WITH J.P. MORGAN SECURITIES,
               INC.--15.8%
 200,000,000   5.95%, dated 12/29/00, due 1/02/01,
               repurchase price $200,132,222,
               (Collateral--UST Notes, 4.750%-6.6250%,
               2/15/04-8/15/10; UST Bill, 0.0%,
               2/15/01; aggregate market value plus
               accrued interest $204,000,263)..........     200,000,000
                                                         --------------
               REPURCHASE AGREEMENT WITH MORGAN STANLEY DEAN
               WITTER--13.8%
 175,000,000   5.93%, dated 12/29/00, due 1/02/01,
               repurchase price $175,115,306
               (Collateral--UST Notes 5.50%-5.625%,
               8/31/01-9/30/01; aggregate market value
               plus accrued interest $179,359,318).....     175,000,000
                                                         --------------
 PRINCIPAL
   AMOUNT                                                    VALUE
------------                                             --------------
               REPURCHASE AGREEMENTS (CONTINUED)
               REPURCHASE AGREEMENT WITH SALOMON SMITH BARNEY--14.6%
$185,000,000   5.95%, dated 12/29/00, due 1/02/01,
               repurchase price $185,122,306
               (Collateral--UST Bond 5.50%, 8/15/28;
               aggregate market value plus accrued
               interest $188,830,420)..................  $  185,000,000
                                                         --------------
               TOTAL REPURCHASE AGREEMENTS
               (Cost $1,077,766,000)...................   1,077,766,000
                                                         --------------

               TOTAL INVESTMENTS
               (Cost $1,391,548,258)(a)-- 110.1%.......   1,391,548,258
               Liabilities in excess of other
               assets--(10.1%).........................    (128,038,362)
                                                         --------------
               NET ASSETS--100.0%......................  $1,263,509,896
                                                         ==============

+ COUPON RATE REPRESENTS DISCOUNTED RATE AT TIME OF PURCHASE FOR UNITED STATES TREASURY BILLS.
TRIN TREASURY INFLATION NOTE.
UST  UNITED STATES TREASURY.
(a) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON TREASURY MONEY FUND

        STATEMENT OF ASSETS AND LIABILITIES
         DECEMBER 31, 2000

ASSETS:
  Investments at value, including repurchase agreements of $1,077,766,000 (Cost
    $1,391,548,258).............................................................  $1,391,548,258
  Cash..........................................................................             741
  Receivables:
    Capital stock sold..........................................................      28,600,764
    Investments sold............................................................      10,000,000
    Interest....................................................................       3,459,620
  Deferred organization costs and other assets..................................          23,182
                                                                                  --------------
    TOTAL ASSETS................................................................   1,433,632,565
                                                                                  --------------
LIABILITIES:
    Payables:
      Capital stock repurchased.................................................     162,872,680
      Dividends.................................................................       6,564,584
      Services provided by the Bank of New York and Administrator...............         530,921
    Accrued expenses and other liabilities......................................         154,484
                                                                                  --------------
    TOTAL LIABILITIES...........................................................     170,122,669
                                                                                  --------------
NET ASSETS:.....................................................................  $1,263,509,896
                                                                                  ==============
SOURCES OF NET ASSETS:
    Capital stock @ par.........................................................  $    1,263,504
    Capital surplus.............................................................   1,262,243,476
    Undistributed net investment income.........................................           2,916
                                                                                  --------------
NET ASSETS......................................................................  $1,263,509,896
                                                                                  ==============
HAMILTON SHARES:
    Net assets..................................................................  $  279,014,417
                                                                                  ==============
    Shares outstanding..........................................................     279,012,557
                                                                                  ==============
    Net asset value, offering price and repurchase price per share..............  $         1.00
                                                                                  ==============
HAMILTON PREMIER SHARES:
    Net assets..................................................................  $  684,864,589
                                                                                  ==============
    Shares outstanding..........................................................     684,861,785
                                                                                  ==============
    Net asset value, offering price and repurchase price per share..............  $         1.00
                                                                                  ==============
HAMILTON CLASSIC SHARES:
    Net assets..................................................................  $  299,630,890
                                                                                  ==============
    Shares outstanding..........................................................     299,629,540
                                                                                  ==============
    Net asset value, offering price and repurchase price per share..............  $         1.00
                                                                                  ==============
Hamilton Shares authorized @ $.001 par value....................................   2,000,000,000
Hamilton Premier Shares authorized @ $.001 par value............................   2,000,000,000
Hamilton Classic Shares authorized @ $.001 par value............................   2,000,000,000

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME:
  Interest......................................................................  $   62,363,646
                                                                                  --------------
EXPENSES:
  Advisory......................................................................         998,546
  Administration................................................................         998,546
  Servicing fee--Hamilton Premier Shares........................................       1,367,535
               Hamilton Classic Shares..........................................         657,749
  12b-1 fee--Hamilton Classic Shares............................................         657,749
  Custodian.....................................................................         137,387
  Registration and filings......................................................         129,618
  Transfer agent................................................................          69,575
  Accounting services...........................................................          59,898
  Reports to shareholders.......................................................          39,147
  Audit.........................................................................          32,799
  Legal.........................................................................          18,465
  Insurance.....................................................................          12,879
  Cash management...............................................................          10,602
  Organization..................................................................           6,482
  Directors.....................................................................           4,643
  Other.........................................................................          68,108
                                                                                  --------------
    TOTAL EXPENSES..............................................................       5,269,728
  Earnings credit adjustment (Note 3)...........................................         (43,448)
                                                                                  --------------
    NET EXPENSES................................................................       5,226,280
                                                                                  --------------
    NET INVESTMENT INCOME.......................................................      57,137,366
                                                                                  --------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................  $   57,137,366
                                                                                  ==============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON TREASURY MONEY FUND

        STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      YEAR ENDED DECEMBER 31,
                                                                                  --------------------------------
                                                                                       2000             1999
                                                                                  ---------------  ---------------
OPERATIONS:
  Net investment income.........................................................  $    57,137,366  $    32,342,832
  Net realized gain on investments..............................................               --            4,978
                                                                                  ---------------  ---------------
    Net increase in net assets resulting from operations........................       57,137,366       32,347,810
                                                                                  ---------------  ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income:
                                      Hamilton Shares...........................      (11,255,859)      (9,690,422)
                                      Hamilton Premier Shares...................      (31,503,383)     (17,470,365)
                                      Hamilton Classic Shares...................      (14,378,124)      (5,181,736)
                                                                                  ---------------  ---------------
                                                                                      (57,137,366)     (32,342,523)
                                                                                  ---------------  ---------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold:
                               Hamilton Shares..................................    1,075,639,672    1,661,381,430
                               Hamilton Premier Shares..........................    2,866,307,196    2,334,059,545
                               Hamilton Classic Shares..........................    2,391,063,441    1,491,861,700
  Proceeds from shares issued on reinvestment
    of distributions: Hamilton Shares...........................................        5,974,171        5,989,186
                  Hamilton Premier Shares.......................................        6,475,646        7,764,447
                  Hamilton Classic Shares.......................................       12,951,063        5,172,423
  Value of capital stock repurchased:
                                 Hamilton Shares................................   (1,028,081,241)  (1,643,253,379)
                                 Hamilton Premier Shares........................   (2,617,379,744)  (2,432,857,304)
                                 Hamilton Classic Shares........................   (2,331,500,369)  (1,269,918,648)
                                                                                  ---------------  ---------------
    Net increase in net assets resulting from capital stock transactions........      381,449,835      160,199,400
                                                                                  ---------------  ---------------
      INCREASE IN NET ASSETS....................................................      381,449,835      160,204,687
NET ASSETS:
  Beginning of year.............................................................      882,060,061      721,855,374
                                                                                  ---------------  ---------------
  End of year (includes undistributed net investment income of $2,916 at
    December 31, 2000 and overdistributed net investment income of $2,369 at
    December 31, 1999)..........................................................  $ 1,263,509,896  $   882,060,061
                                                                                  ===============  ===============
CHANGES IN CAPITAL STOCK OUTSTANDING:
  Shares sold:
             Hamilton Shares....................................................    1,075,639,672    1,661,381,145
             Hamilton Premier Shares............................................    2,866,307,196    2,334,059,545
             Hamilton Classic Shares............................................    2,391,064,372    1,491,861,700
  Shares issued on reinvestment of
    dividends: Hamilton Shares..................................................        5,974,126        5,989,186
             Hamilton Premier Shares............................................        6,475,369        7,764,447
             Hamilton Classic Shares............................................       12,951,063        5,172,423
  Shares repurchased:
                   Hamilton Shares..............................................   (1,028,081,241)  (1,643,253,379)
                   Hamilton Premier Shares......................................   (2,617,379,744)  (2,432,856,994)
                   Hamilton Classic Shares......................................   (2,331,501,369)  (1,269,918,648)
                                                                                  ---------------  ---------------
    Net increase................................................................      381,449,444      160,199,425
  Shares outstanding, beginning of year.........................................      882,054,438      721,855,013
                                                                                  ---------------  ---------------
  Shares outstanding, end of year...............................................    1,263,503,882      882,054,438
                                                                                  ===============  ===============

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON TREASURY MONEY FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                          HAMILTON SHARES
                                          ------------------------------------------------
                                                                             FOR THE
                                                                              PERIOD
                                                                             APRIL 1,
                                                                              1997*
                                            YEAR ENDED DECEMBER 31,          THROUGH
                                          ----------------------------     DECEMBER 31,
                                            2000      1999      1998           1997
                                          --------  --------  --------  ------------------
PER SHARE DATA:
Net asset value at beginning of
  period................................  $   1.00  $   1.00  $   1.00       $   1.00
                                          --------  --------  --------       --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................     0.059     0.047     0.051          0.040
                                          --------  --------  --------       --------
DIVIDENDS
Dividends from net investment income....    (0.059)   (0.047)   (0.051)        (0.040)
                                          --------  --------  --------       --------
Net asset value at end of period........  $   1.00  $   1.00  $   1.00       $   1.00
                                          ========  ========  ========       ========
TOTAL RETURN:...........................      6.09%     4.79%     5.25%          4.02%**
RATIOS/SUPPLEMENTAL
  DATA:
Net assets at end of period
  (000's omitted).......................  $279,014  $225,482  $201,363       $110,719
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................      0.26%     0.28%     0.27%          0.25%***
  Expenses, prior to waiver from The
    Bank of New York....................      0.26%     0.28%     0.28%          0.33%***
  Net investment income, net of waiver
    from The Bank of New York...........      5.98%     4.69%     5.09%          5.29%***

*    COMMENCEMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON TREASURY MONEY FUND

--------------------------------------------------------------------------------

                                                      HAMILTON PREMIER SHARES
                                          ------------------------------------------------
                                                                             FOR THE
                                                                              PERIOD
                                                                             APRIL 1,
                                                                              1997*
                                            YEAR ENDED DECEMBER 31,          THROUGH
                                          ----------------------------     DECEMBER 31,
                                            2000      1999      1998           1997
                                          --------  --------  --------  ------------------
PER SHARE DATA:
Net asset value at beginning of
  period................................  $   1.00  $   1.00  $   1.00       $   1.00
                                          --------  --------  --------       --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................     0.057     0.045     0.049          0.038
                                          --------  --------  --------       --------
DIVIDENDS
Dividends from net investment income....    (0.057)   (0.045)   (0.049)        (0.038)
                                          --------  --------  --------       --------
Net asset value at end of period........  $   1.00  $   1.00  $   1.00       $   1.00
                                          ========  ========  ========       ========
TOTAL RETURN:...........................      5.82%     4.54%     4.99%          3.83%**
RATIOS/SUPPLEMENTAL
  DATA:
Net assets at end of period
  (000's omitted).......................  $684,865  $429,461  $520,492       $183,895
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................      0.50%     0.52%     0.52%          0.50%***
  Expenses, prior to waiver from The
    Bank of New York....................      0.50%     0.52%     0.53%          0.56%***
  Net investment income, net of waiver
    from The Bank of New York...........      5.76%     4.41%     4.82%          5.06%***

*    COMMENCEMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON TREASURY MONEY FUND

--------------------------------------------------------------------------------

                                                 HAMILTON CLASSIC SHARES
                                          --------------------------------------
                                                               FOR THE PERIOD
                                                                  APRIL 30,
                                                                    1999*
                                                                   THROUGH
                                             YEAR ENDED         DECEMBER 31,
                                          DECEMBER 31, 2000         1999
                                          -----------------  -------------------
PER SHARE DATA:
Net asset value at beginning of
  period................................      $   1.00            $   1.00
                                              --------            --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................         0.054               0.029
                                              --------            --------
DIVIDENDS
Dividends from net investment income....        (0.054)             (0.029)
                                              --------            --------
Net asset value at end of period........      $   1.00            $   1.00
                                              ========            ========
TOTAL RETURN:...........................          5.56%               2.90%**
RATIOS/SUPPLEMENTAL
  DATA:
Net assets at end of period
  (000's omitted).......................      $299,631            $227,117
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................          0.75%               0.78%***
  Expenses, prior to waiver from The
    Bank of New York....................          0.75%               0.78%***
  Net investment income, net of waiver
    from The Bank of New York...........          5.47%               4.33%***

*    COMMENCEMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND BUSINESS

  BNY Hamilton Funds, Inc. (the "Company") was organized as a Maryland Corporation on May 1, 1992 and is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company currently consists of sixteen separate series. The series presented in these financial statements are the BNY Hamilton Large Cap Growth Fund (the "Large Cap Growth Fund"), BNY Hamilton Small Cap Growth Fund (the "Small Cap Growth Fund"), BNY Hamilton International Equity Fund (the "International Equity Fund"), BNY Hamilton Equity Income Fund (the "Equity Income Fund"), BNY Hamilton Large Cap Value Fund (the "Large Cap Value Fund"), BNY Hamilton S&P 500 Index Fund (the "S&P 500 Index Fund"), BNY Hamilton Intermediate Government Fund (the "Intermediate Government Fund"), BNY Hamilton Intermediate Investment Grade Fund (the "Intermediate Investment Grade Fund"), BNY Hamilton U.S. Bond Market Index Fund (the "U.S. Bond Market Index Fund"), BNY Hamilton Intermediate Tax-Exempt Fund (the "Intermediate Tax-Exempt Fund"), BNY Hamilton Intermediate New York Tax-Exempt Fund (the "Intermediate New York Tax-Exempt Fund"), BNY Hamilton Money Fund (the "Money Fund"), and BNY Hamilton Treasury Money Fund (the "Treasury Money Fund") (individually, a "Fund" and collectively, the "Funds"). All the Funds (except the Money Fund, Treasury Money Fund, Large Cap Value Fund, S&P 500 Index Fund and U.S. Bond Market Index Fund) consist of two classes of shares: Institutional Shares and Investor Shares. The Large Cap Value Fund, S&P 500 Index Fund, and the U.S. Bond Market Index Fund have one class of share:
Institutional Shares; the Money Fund and Treasury Money Fund consists of three classes of shares: Hamilton Shares, Hamilton Premier Shares, and Hamilton Classic Shares.

  Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of shares based upon their relative net asset value on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

2. SIGNIFICANT ACCOUNTING POLICIES

(A) SECURITY VALUATIONS

  Securities listed on a domestic securities exchange, including options on stock indexes, are valued based on the last sale price as of the close of regular trading hours on the New York Stock Exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange. Securities listed on a foreign exchange are valued at the last quoted sale price at the close of the primary exchange. Unlisted securities traded only on the over-the-counter market are valued at the average of the quoted bid and the asked prices on the over-the-counter market.

  The market value of a written call option or a purchased put option is the last reported sale price on the principal exchange on which such option is traded or, if no sales are reported, the average between the last reported bid and asked prices.

  The determination of the value of certain portfolio debt securities, other than temporary investments in short-term securities, take into account various factors affecting market value, including yields and prices of comparable securities, indications as to value from dealers and general market conditions.

  Securities included in the Money Fund and Treasury Money Fund, and short-term securities with a remaining maturity of 60 days or less in all other Funds are valued at amortized cost which approximates fair value. This method values a security at its cost at the time of purchase and thereafter assumes a constant rate of amortization to maturity of any discount or premium.

  Securities for which market quotations are not readily available, including investments that are subject to limitations as to their sale (such as certain restricted securities and illiquid securities), are valued at fair value as determined in good faith by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

(B) CURRENCY TRANSLATION

  Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rate on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

  Foreign exchange gain or loss resulting from the sale of an investment, holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are shown as net realized gains or losses in the respective Fund's statement of operations.

  Foreign exchange gain or loss on assets and liabilities, other than investments, are shown as unrealized appreciation (depreciation) on foreign currency transactions.

(C) REPURCHASE AGREEMENTS

  A Fund's custodian or designated sub-custodians, as the case may be under tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(D) WRITTEN OPTIONS AND PURCHASED OPTIONS

  All Funds (except the Money Fund and the Treasury Money Fund) may enter into option contracts for the purpose of either hedging its exposure to the market fluctuations of the portfolio, or an individual security position. The nature and risks associated with these securities are explained further in the Prospectus and Statement of Additional Information.

  When a Fund writes an option, it will receive a premium. Premiums received are recorded as liabilities and adjusted to current market value daily. When an option is purchased, the Fund will pay a premium. Premiums paid for options are included as investments and are also adjusted to their current market value daily.

  If a written option expires, the premium received by the Fund will be treated as a short term capital gain. Likewise, premiums paid for purchased options that expire unexercised will be treated as short term capital losses. In addition, short term capital gains or losses may be realized on exercised written calls or purchased puts depending on the premiums received or paid and the strike price of the underlying securities.

  As a writer of call options, a Fund does not have control over exercising of such options. As a result, that Fund bears unlimited market risk of favorable changes in the value of the call option's underlying securities. The Fund also bears unlimited market risk in the value of the written call option itself.

  If an option which a Fund has purchased expires on its stipulated expiration date, it realizes a loss in the amount of the cost of the option. If it enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If a Fund exercises a call option, the cost of the security which it purchases upon exercise will be increased by the premium originally paid.

(E) FEDERAL INCOME TAXES

  Each Fund is created as a separate entity for federal income tax purposes. The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of the taxable and tax-exempt income to the shareholders within the allowable time limits. Therefore, no federal income tax provision is required.

(F) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

  The Intermediate Government Fund, the Intermediate Investment Grade Fund, the U.S. Bond Market Index Fund, the Intermediate Tax-Exempt Fund, the Intermediate New York Tax-Exempt Fund, the Money Fund and the Treasury Money Fund declare dividends daily and pay dividends monthly. The Equity Income Fund and the Large Cap Growth Fund declare and pay dividends monthly. The Large Cap Value Fund and S&P 500 Index Fund declare and pay dividends quarterly. The Small Cap Growth Fund and the International Equity Fund declare and pay dividends annually, provided that there is net investment income at the end of the fiscal year. Capital gain distributions, if any, are made annually.

(G) SECURITY TRANSACTIONS AND INVESTMENT INCOME

  Security transactions are recorded on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Discounts on securities purchased for all Funds, except for the Intermediate Tax-Exempt Fund and the Intermediate New York Tax-Exempt Fund, and premiums on securities purchased for the Intermediate Tax-Exempt Fund, the Intermediate New York Tax-Exempt Fund, the Money Fund, and the Treasury Money Fund are amortized. In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and discounts on fixed income securities. The Funds currently do not amortize premiums on fixed income securities. Upon adoption, the Funds will be required to record a cumulative effect adjustment to reflect amortization of premiums. The adjustment will reduce net investment income and increase unrealized appreciation on securities and therefore will not impact total net assets. At this time, the Fund has not completed its analysis of the impact of this accounting change.

(H) FINANCIAL STATEMENTS PREPARATION

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates.

(I) ORGANIZATION COSTS

  Costs incurred in connection with the organization and initial registration of the Large Cap Growth Fund, Small Cap Growth Fund, International Equity Fund, Intermediate Investment Grade Fund, Intermediate Tax-Exempt Fund and Treasury Money Fund are being amortized evenly over the period of benefit not to exceed 60 months from the date upon which those Funds commenced investment operations.

3. ADVISORY, ADMINISTRATION AND OTHER TRANSACTIONS WITH AFFILIATES

  The Bank of New York acts as the Funds' investment adviser (the "Adviser"). The Adviser manages the investments of the Funds and is responsible for all purchases and sales of the Funds' portfolio securities. The

Adviser's fee accrues daily and is payable monthly at the following annual rates:

                                            % OF AVERAGE
                                          DAILY NET ASSETS
                                          ----------------
Large Cap Growth Fund...................           .60%
Small Cap Growth Fund...................           .75%
International Equity Fund...............          .425%
Equity Income Fund......................           .60%
Large Cap Value.........................           .60%
S&P 500 Index Fund......................           .25%
Intermediate Government Fund............           .50%
Intermediate Investment Grade Fund......           .50%
U.S. Bond Market Index Fund.............           .25%
Intermediate Tax-Exempt Fund............           .50%
Intermediate New York Tax-Exempt Fund...           .50%
Money Fund..............................           .10%
Treasury Money Fund.....................           .10%

  The International Equity Fund is also sub-advised by Indocam, formerly Indosuez International Investment Services (the "Sub-Adviser"), a subsidiary of Banque Indosuez. The Fund accrues daily an additional fee to the Sub-Adviser, payable monthly at the rate of .425% of average daily net assets of the International Equity Fund.

  BNY Hamilton Distributors, Inc. (a wholly-owned subsidiary of The BISYS Group, Inc.) acts as the Funds' administrator (the "Administrator") and will assist in supervising the operations of the Funds.

  The Administrator has agreed to provide facilities, equipment and personnel to carry out administrative services for the Funds, including, among other things, providing the services of persons who may be appointed as officers and directors of the Funds, monitoring the custodian, fund accounting, transfer agency, administration, distribution, advisory and legal services that are provided to the Funds. The Administration Agreement permits the Administrator to delegate certain responsibilities to other service providers. Pursuant to this authority, the Administrator had delegated certain administrative functions to The Bank of New York. The Bank of New York is not an affliated person of BNY Hamilton Distributors, Inc.

  The Administrator's fee is accrued daily and is payable monthly computed utilizing the following annual rates:

                                            % OF AVERAGE
                                          DAILY NET ASSETS
                                          ----------------
Large Cap Growth Fund...................           .20%
Small Cap Growth Fund...................           .20%
International Equity Fund...............           .20%
Equity Income Fund......................           .20%
Large Cap Value.........................           .20%
S&P 500 Index Fund......................           .20%
Intermediate Government Fund............           .20%
Intermediate Investment Grade Fund......           .20%
U.S. Bond Market Index Fund.............           .20%
Intermediate Tax-Exempt Fund............           .20%
Intermediate New York Tax-Exempt Fund...           .20%
Money Fund..............................           .10%
Treasury Money Fund.....................           .10%

  In addition to acting as Administrator, BNY Hamilton Distributors, Inc. is the principal underwriter and distributor of shares of the Funds.

  The Bank of New York serves as the Funds' custodian ("Custodian"). Each Fund maintains a compensating balance arrangement with the Custodian, whereby a Fund would have its respective custody fees reduced by income earned on cash balances maintained with the Custodian. The income earned on cash balances by each Fund for the year ended December 31, 2000 is shown on its respective Statement of Operations under the caption "Earnings Credit Adjustment." For the year ended December 31, 2000, the Large Cap Growth Fund, S&P 500 Index Fund, Intermediate Investment Grade Fund, Intermediate Tax-Exempt Fund, and the Intermediate New York Tax-Exempt Fund did not earn any such monies.

  The Bank of New York voluntarily agreed to assume/waive expenses for certain Funds to the extent that each Fund's expense ratio exceeded the percentage of average daily net assets as shown below:

                                          INSTITUTIONAL  INVESTOR
                                             SHARES       SHARES
                                          -------------  --------
Large Cap Value.........................         .80%        --
S&P 500 Index...........................         .35%        --
Intermediate Government Fund............         .79%      1.04%
Intermediate Investment Grade Fund......         .79%      1.04%
U.S. Bond Market Index Fund.............         .35%        --
Intermediate Tax-Exempt Fund............         .79%      1.04%
Intermediate New York Tax-Exempt Fund...         .79%      1.04%

  The Large Cap Growth Fund, Small Cap Growth Fund, International Equity Fund, Equity Income Fund, Money Fund and Treasury Money Fund did not have any expense waivers for the year ended December 31, 2000.

  Management reserves the right to implement or discontinue expense limitations at any time.

  The Company has adopted a distribution plan (the "12b-1 Plans") with respect to each Fund (except for the Large Cap Value Fund, S&P 500 Index Fund, and U.S. Bond Market Index Fund). Under the 12b-1 Plans, the Funds will pay the Distributor for distribution expenses incurred in connection with sales of shares as outlined in the following chart:

                                                                      DATE OF
                                                                 IMPLEMENTATION OF
NAME OF FUND                                      CLASS             12B-1 PLAN
------------                              ---------------------  -----------------
Large Cap Growth Fund...................        Investor           May 1, 1997
Small Cap Growth Fund...................        Investor           May 1, 1997
International Equity Fund...............        Investor           May 1, 1997
Equity Income Fund......................        Investor          April 1, 1997
Intermediate Government Fund............        Investor          April 1, 1997
Intermediate Investment Grade Fund......        Investor           May 1, 1997
Intermediate Tax Exempt Fund............        Investor           May 1, 1997
Intermediate New York Tax-Exempt Fund...        Investor          April 1, 1997
Money Fund..............................    Hamilton Classic     December 4, 1995
Treasury Money
  Fund..................................    Hamilton Classic      April 30, 1999

  Payments for distribution expenses may not exceed .25% of the average daily net assets of each class noted in the chart above.

  BNY Hamilton Funds, Inc. has adopted a shareholder servicing plan for the Money Fund and the Treasury Money Fund, pursuant to which, Hamilton Premier Shares and Hamilton Classic Shares of the Money Fund and Treasury Money Fund are sold to certain institutions that enter into servicing agreements with the Company. The Bank of New York and the Administrator (the "Shareholder Servicing Agents") have each entered into

Shareholder Service Agreements with respect to these Shares. The Shareholder Servicing Agents will perform shareholder support services. Pursuant to the Shareholder Service Agreements, Hamilton Premier Shares and Hamilton Classic Shares of the Money Fund and Treasury Money Fund will pay the Shareholder Servicing Agents an annual shareholder servicing fee, accrued daily and payable monthly, of .25% of the Shares' respective average daily net assets. The shareholder servicing plan does not cover, and the fees thereunder are not payable to, Shareholder Organizations with respect to Hamilton Shares of the Money Fund and the Treasury Money Fund.
4. PORTFOLIO SECURITIES

  For the year ended December 31, 2000, the cost of securities purchased and the proceeds from sales of securities, excluding short-term securities, were as follows:

                                                       LARGE CAP GROWTH FUND
                                                    ----------------------------
                                                      PURCHASES        SALES
                                                    -------------  -------------
US Gov't Securities...............................  $         --   $         --
All Others........................................    94,974,874    122,784,140
                                                       SMALL CAP GROWTH FUND
                                                    ----------------------------
                                                      PURCHASES        SALES
                                                    -------------  -------------
US Gov't Securities...............................  $         --   $         --
All Others........................................   194,838,117    199,994,989
                                                     INTERNATIONAL EQUITY FUND
                                                    ----------------------------
                                                      PURCHASES        SALES
                                                    -------------  -------------
US Gov't Securities...............................  $         --   $         --
All Others........................................   292,740,881    242,023,756
                                                         EQUITY INCOME FUND
                                                    ----------------------------
                                                      PURCHASES        SALES
                                                    -------------  -------------
US Gov't Securities...............................  $         --   $         --
All Others........................................   198,781,715    245,881,363

                                                          LARGE CAP VALUE
                                                    ----------------------------
                                                      PURCHASES        SALES
                                                    -------------  -------------
US Gov't Securities...............................  $         --   $         --
All Others........................................     3,542,740         34,854

                                                           S&P 500 INDEX
                                                    ----------------------------
                                                      PURCHASES        SALES
                                                    -------------  -------------
US Gov't Securities...............................  $         --   $         --
All Others........................................    22,162,467     32,501,000

                                                            INTERMEDIATE
                                                          GOVERNMENT FUND
                                                    ----------------------------
                                                      PURCHASES        SALES
                                                    -------------  -------------
US Gov't Securities...............................  $ 14,722,472   $  7,948,676
All Others........................................            --             --
                                                      INTERMEDIATE INVESTMENT
                                                             GRADE FUND
                                                    ----------------------------
                                                      PURCHASES        SALES
                                                    -------------  -------------
US Gov't Securities...............................  $211,034,447   $163,083,792
All Others........................................    98,515,289    134,796,491
                                                          U.S. BOND MARKET
                                                             INDEX FUND
                                                    ----------------------------
                                                      PURCHASES        SALES
                                                    -------------  -------------
US Gov't Securities...............................  $ 26,600,539   $ 12,907,627
All Others........................................     4,868,603        322,930
                                                      INTERMEDIATE TAX-EXEMPT
                                                                FUND
                                                    ----------------------------
                                                      PURCHASES        SALES
                                                    -------------  -------------
US Gov't Securities...............................  $         --   $         --
All Others........................................    45,552,999     61,984,217
                                                       INTERMEDIATE NEW YORK
                                                          TAX-EXEMPT FUND
                                                    ----------------------------
                                                      PURCHASES        SALES
                                                    -------------  -------------
US Gov't Securities...............................  $         --   $         --
All Others........................................     6,392,632      6,629,185

5. FEDERAL INCOME TAXES

  For federal income tax purposes, the Funds indicated below have capital loss carryforwards as of December 31, 2000 which are available to offset future capital gains, if any. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

                                          CAPITAL LOSS
                                          CARRYFORWARD  EXPIRATION
                                          ------------  ----------
Intermediate Government Fund............      705,948       2002
                                              681,582       2003
                                              447,719       2004
                                              390,829       2005
                                              261,062       2008
Intermediate Investment Grade Fund......    1,269,514       2007
                                            6,457,704       2008
Intermediate Tax-Exempt Fund............      536,696       2008

6. WRITTEN OPTION ACTIVITY

  Transactions in written options for the year months ended December 31, 2000 were as follows:
LARGE CAP GROWTH FUND

                                           NUMBER
                                             OF      PREMIUMS
                                          CONTRACTS  RECEIVED
                                          ---------  ---------
Options outstanding at December 31,
  1999..................................     2,350   $ 849,121
Options written during the period.......     1,900     975,592
Options terminated in closing purchase
  transactions..........................      (200)   (154,395)
Options exercised.......................    (1,324)   (737,001)
Options expired.........................    (2,726)   (933,317)
                                          --------   ---------
Options outstanding at December 31,
  2000..................................        --   $      --
                                          ========   =========

EQUITY INCOME FUND

                                           NUMBER
                                             OF       PREMIUMS
                                          CONTRACTS   RECEIVED
                                          ---------  -----------
Options outstanding at December 31,
  1999..................................       130   $    77,607
Options written during the period.......    10,555     3,276,493
Options terminated in closing purchase
  transactions..........................      (125)     (227,742)
Options exercised.......................    (2,087)     (579,871)
Options expired.........................    (6,898)   (2,149,975)
                                          --------   -----------
Options outstanding at December 31,
  2000..................................     1,575   $   396,512
                                          ========   ===========

7. FUTURES CONTRACTS

  The S&P 500 Index Fund enters into S&P Index futures contracts as part of its investment strategies. A futures contract is an agreement to buy or sell a financial instrument at a particular price on a stipulated future date. Upon entering into a futures contract, the Fund is required to make an initial margin deposit established by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. The Fund bears the market risk that arises from changes in the value of these financial instruments. At December 31, 2000, the S&P 500 Index

Fund had entered into exchange traded financial futures contracts as described below.

                                                                   UNREALIZED
                                                                 DEPRECIATION AT
INDEX                                      MATURITY               DECEMBER 31,
FUTURES                                      DATE     CONTRACTS       2000
-------                                   ----------  ---------  ---------------
S&P 500 Index...........................  March 2001       1            (2,335)

8. RECLASSIFICATION OF CAPITAL ACCOUNTS

  At December 31, 2000, reclassifications were made to the capital accounts of all Funds except the S&P 500 Index Fund, U.S. Bond Market Index Fund, Intermediate New York Tax-Exempt Fund and Money Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains, and net assets were not affected by these changes.

9. GEOGRAPHIC CONCENTRATION

  The International Equity Fund has a relatively large concentration of portfolio securities invested in companies domiciled in Japan. The International Equity Fund may be more susceptible to political, social and economic events adversely affecting Japanese companies than funds not so concentrated.

10. CONCENTRATION OF RISK

  The Intermediate New York Tax-Exempt Fund invests substantially all of its assets in a portfolio of tax-exempt debt obligations primarily consisting of securities issued by the State of New York and its authorities, agencies, municipalities and political sub-divisions. Also, the Intermediate Tax-Exempt Fund invests approximately 26% of its assets in debt obligations of the State of New York. The issuers' ability to meet their obligations may be affected by New York's political, social, economic, and/or regional developments.

        REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND TRUSTEES
BNY HAMILTON FUNDS

    We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of BNY Hamilton Funds (comprising, respectively, the Equity Income Fund, Large Cap Growth Fund, Small Cap Growth Fund, International Equity Fund, Intermediate Government Fund, Intermediate Investment Grade Fund, Intermediate New York Tax Exempt Fund, Intermediate Tax Exempt Fund, Large Cap Value Fund, S&P 500 Index Fund, U.S. Bond Market Index Fund, Money Fund, and Treasury Money Fund) as of December 31, 2000 and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights of the Fund for the year ended December 31, 1998 and the financial highlights for each of the prior periods indicated therein were audited by other auditors whose report dated February 17, 1999, expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2000 and confirmation of securities not held by the custodian by correspondence with brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds comprising BNY Hamilton Funds at December 31, 2000, the results of their operations, changes in their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

New York, New York
February 13, 2001

      DIRECTORS AND OFFICERS
      Edward L. Gardner, Director and Chairman of the Board
      Stephen Stamas, Director
      James E. Quinn, Director
      Karen Osar, Director
      Kim Kelly, Director
      William J. Tomko, Chief Executive Officer
      Richard Baxt, Vice President
      Michael A. Grunewald, Vice President
      Nimish Bhatt, Treasurer and Principal Accounting Officer
      Lisa M. Hurley, Secretary
      Alaina Metz, Assistant Secretary
      Manderly Rush, Assistant Secretary

      INVESTMENT ADVISOR
      The Bank of New York

      ADMINISTRATOR AND DISTRIBUTOR
      BNY Hamilton Distributors, Inc.

      TRANSFER AGENT
      BISYS Fund Services, Ohio, Inc.

      CUSTODIAN
      The Bank of New York

      INDEPENDENT AUDITORS
      Ernst & Young LLP

      LEGAL COUNSEL
      Sullivan & Cromwell

BNY HAMILTON DISTRIBUTORS, INC., IS THE FUNDS' DISTRIBUTOR AND IS
UNAFFILIATED WITH THE BANK OF NEW YORK, THE INVESTMENT ADVISOR.

This report is not authorized for distributions to prospective investors unless preceded or accompanied by a current prospectus for Hamilton Shares of BNY Hamilton Money Fund and BNY Hamilton Treasury Money Fund, Hamilton Premier Shares of BNY Hamilton Money Fund and BNY Hamilton Treasury Money Fund, Hamilton Classic Shares of BNY Hamilton Money Fund and BNY Hamilton Treasury Money Fund, Equity Funds, Taxable Fixed Income Funds or Tax-Exempt Fixed Income Funds.

For additional prospectuses which contain more complete information, including charges and expenses, call 1-800-426-9363. Please read the prospectus carefully before investing or sending money.

Investments in the Funds are not deposits, are neither guaranteed by, nor obligations of, The Bank of New York and are not insured by the FDIC or any other governmental agency. Investments in mutual funds involve risks, including the possible loss of principal.

      BNY HAMILTON FUNDS [LOGO]

    INVEST WITH A TRUSTED LEADER

     90 Park Avenue, 10th Floor
 New York, NY  1001602/01 BNY-0121




                            02/01 BNY-0121

BNY HAMILTON
LARGE CAP GROWTH
CRT FUND

BNY HAMILTON
SMALL CAP GROWTH
CRT FUND

BNY HAMILTON
INTERNATIONAL
EQUITY CRT FUND

[BNY HAMILTON LOGO]

ANNUAL REPORT

DECEMBER 31, 2000

[BNY HAMILTON FUNDS LOGO]
INVEST WITH A TRUSTED LEADER

[BNY HAMILTON FUNDS LOGO]
INVEST WITH A TRUSTED LEADER

INVESTMENT ADVISOR'S LETTER

Dear Shareholder:

We are pleased to provide you with our Annual Report for the BNY Hamilton CRT Funds for the year ended December 31, 2000. This report includes schedules of investments for all of the BNY Hamilton CRT Funds as well as comments from the portfolio managers discussing the performance of the Funds over the past year and the strategies they are pursuing to achieve the Funds' investment objectives in 2001. We encourage you to read this report carefully and retain it for your records.

2000 was another year of significant growth and accomplishments for the BNY Hamilton Funds. With the launching of six new Funds during the first half of the year, the number of offerings in the BNY Hamilton Funds family now totals 16, including two index Funds and three Funds specifically designed for the investment needs of charitable remainder trusts. Total assets invested in the Funds rose from $6.88 billion at the beginning of the year to $10.00 billion on December 31, 2000, representing an increase of 45.3%.

For the financial markets, 2000 was a year of extraordinary volatility and mixed final results. Sharp swings in both stock and bond prices mirrored the tug-of-war taking place in investors' view of the economic outlook. This debate centered on the ability of the economy to continue its expansion without rekindling inflation. In the end, investors proved skeptical that the good economic times of the past several years could last much longer.

Early in the year, investors' primary concern was that the economy might be overheating and that the Federal Reserve was not acting aggressively enough to head off the inflationary threat this posed. Following a series of increases in the federal funds rate totaling 100 basis points during the first half of the year, investors' concern shifted later in the year toward fear that the Federal Reserve might have raised interest rates too much. Evidence that economic growth was moderating in response to higher interest rates as well as higher energy prices tipped the consensus among investors toward projections of impending recession. Inflation fears abated, but concerns about a slump in corporate profits mushroomed.

Through the mid-point of last year, despite extraordinary volatility during the interim, both stocks and bond prices were little changed from where they began the year. During the second half, however, the performance of stocks and bonds diverged significantly. Bonds provided solid positive total returns with the Lehman Brothers Aggregate Bond Index of taxable investment grade fixed income securities posting a gain of 11.63% for the full year. Stocks generally ended in negative territory with the S&P 500-Registered Trademark- Index of large capitalization stocks posting a decline of 9.11%. 2000 was the first year since 1990 that bonds outperformed stocks. 2000 was also the first down year for the S&P 500-Registered Trademark- since 1990 and its worst year since 1974's decline of 26.52%.

Weakness in technology and telecommunication shares was the primary factor responsible for the disappointing performance of the major stock market averages in 2000. The comparison between the performances of broad market indices such as the S&P 500-Registered Trademark- and the Dow Jones Industrial Average, which last year returned -9.11% and -4.85%, respectively, and the technology-heavy Nasdaq Composite Index, which returned -38.83%, illustrates this point clearly. While technology and telecommunications were drags on performance in 2000, it is important to bear in mind that these two sectors have been the primary drivers of the strong overall returns provided by the major market indices in recent years. In 1999, for example, the Nasdaq Composite posted a remarkable 85.87% return versus 21.03% for the S&P 500-Registered Trademark-. Over the past three-and five-year periods, the S&P 500-Registered Trademark- has provided investors with attractive compound annual returns of 12.25% and 18.34%, respectively.

Small capitalization stocks outperformed large capitalization issues last year as the Russell 2000 Index of small capitalization equities posted a relatively modest decline of only 3.03%. Value-oriented stocks outperformed growth-oriented stocks across the entire market capitalization spectrum as investors adopted a more defensive stance in portfolios. The best performing sectors of the market in 2000 were traditionally defensive industries such as utilities, health care, financial services and energy. International equities lagged behind U.S. stocks last year reflecting both weakness in the Euro and weakness in the Japanese stock market. The MSCI-EAFE (Morgan Stanley Capital International--Europe, Australasia and Far East) Index declined 13.96% last year, but outperformed the S&P 500-Registered Trademark- during the fourth quarter, declining only 2.62% versus 7.83%, as the Euro staged an impressive late year rally.

In terms of performance, the year 2000 belonged to the fixed income market. Money market investors benefited from the increase in short-term yields accompanying the 100 basis point rise in the federal funds rate during the first half of the year. Investors in intermediate and long-term fixed income securities generally earned total returns in excess of current coupon rates as bond yields declined and bond prices rose as recession concerns grew. The exception in 2000 was the high yield sector of the bond market, where credit spreads widened dramatically. High quality issues outperformed lower grade issues with U.S. Treasury issues performing best due to the shrinking supply of securities in this sector. The federal budget surplus surged to $237 billion in fiscal 2000, almost doubling from the prior year's $124 billion. The beneficial impact of this development on the market for Treasury securities was dramatic as the yield on the 10 year Treasury Note, for example, plunged from 6.61% at the beginning of last year to 5.11% on December 31, 2000.

In contrast to the robust economic growth and investor optimism that characterized the beginning of 2000, 2001 is opening against the backdrop of flagging economic activity and investor apprehensiveness. Consumer confidence has begun to weaken in reaction to continuing high energy prices, new rounds of lay-offs, profit warnings from many high profile companies and the California utility crisis. Banks have begun to tighten lending standards in response to these same factors, threatening to exacerbate the slowdown that is underway. Offsetting these risks, however, are some important positive developments. Chief among these is the dramatic shift toward a more stimulative monetary policy that was signaled by the Federal Reserve's surprise 50 basis point reduction in short-term interest rates on January 3rd. Improving prospects for a tax cut, which would become effective this year, should also help to boost economic activity and confidence levels.

The tug-of-war concerning the outlook for the economy is not likely to be resolved quickly, but our judgment is that it will be resolved in favor of a renewed appreciation by investors that the forces that have kept the economy on a path of moderate growth and subdued inflation over the past ten years are powerful and sustainable. As it has proved to be through this extended period, the combination of expanding economic activity and low inflation should continue to be a supportive foundation for favorable financial market performance.

The guiding philosophy underlying the ongoing management of the BNY Hamilton Funds is a disciplined approach to investing that seeks to identify and capitalize on the long-term trends that present the most attractive investment opportunities. By providing a broad array of well-diversified Funds, each managed with a consistent approach to meet its stated objective, the BNY Hamilton Funds are designed to provide you with the ability to create sound investment strategies to help you reach your important financial goals.

Thank you for the confidence you are placing in us.

Sincerely,

/s/ Kevin J. Bannon
Kevin J. Bannon
Executive Vice President and
Chief Investment Officer
The Bank of New York

         TABLE OF CONTENTS

QUESTIONS & ANSWERS...................................................   PAGE  1

BNY HAMILTON LARGE CAP GROWTH CRT FUND
  Schedule of Investments.............................................         8
  Statement of Assets and Liabilities.................................        10
  Statement of Operations.............................................        10
  Statement of Changes in Net Assets..................................        11
  Financial Highlights................................................        12

BNY HAMILTON SMALL CAP GROWTH CRT FUND
  Schedule of Investments.............................................        13
  Statement of Assets and Liabilities.................................        17
  Statement of Operations.............................................        17
  Statement of Changes in Net Assets..................................        18
  Financial Highlights................................................        19

BNY HAMILTON INTERNATIONAL EQUITY CRT FUND
  Schedule of Investments.............................................        20
  Industry Diversification............................................        24
  Statement of Assets and Liabilities.................................        25
  Statement of Operations.............................................        25
  Statement of Changes in Net Assets..................................        26
  Financial Highlights................................................        27
NOTES TO FINANCIAL STATEMENTS.........................................        28
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS.....................        33
DIRECTORS AND OFFICERS................................................        34

BNY HAMILTON LARGE CAP GROWTH CRT FUND

AN INTERVIEW WITH CHARLES GOODFELLOW, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR LARGE CAP STOCKS DURING 2000?

A. The year 2000 was a turning point year, as the sudden economic deceleration from the first half of 2000 to the second half brought increasing concerns about a potential hard landing. Rising interest rates, falling corporate earning estimates and the bursting of the "dot com" bubble, all helped to bring investors back to reality. In the wake of one of the most volatile years in the history of the U.S. stock markets, large cap stocks, as measured by the S&P 500-Registered Trademark- Index, ended the 12-month period down 9.11%, dismal performance for an index that had produced 20%+ gains in each of the preceding five years. The impact was magnified in the technology-heavy Nasdaq Composite Index, which was down 38.83% in 2000--the worst annual return in its history.

Q. GIVEN THIS CONTEXT, HOW DID THE FUND PERFORM DURING THE PERIOD?

A. The Fund performed extremely well on a relative basis, ending the year at the top of its peer group and significantly ahead of its benchmarks. With a total return of .87% for Institutional Class Shares(1) for the twelve-month period ended December 31, 2000, the Fund compared very favorably with the Lipper Large Cap Core Fund Index(2), which returned -7.37%, and the S&P 500-Registered Trademark- Index(3), which posted a return of -9.11% for the same period.

Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S STRONG RELATIVE PERFORMANCE?

A. The Fund benefited from its "core" growth style of investing, as our focus on health care, financials, energy and utilities sectors helped to mitigate the impact on returns created by our exposure to Nasdaq companies. Fund performance was also aided by the timing of cash flows, when significant new money was invested in the Fund after the market corrections. Good stock selection and broad diversification were also major contributors to the Fund's performance, particularly as the markets encountered significant volatility during the second and fourth quarters of the year.

Q. WHICH STOCKS PERFORMED PARTICULARLY WELL?

A. Enron, which was up 88% for the year, was one of the Fund's best performing stocks. While many investors still regard Enron as a natural gas company, in the wake of energy deregulation it has positioned itself as the leader in the trading and marketing of energy commodities. It also provides similar services in other commodities, including bandwith management. Minneapolis-based Medtronic, Inc., the world's leading medical technology company specializing in implantable therapies, was also an outstanding performer, returning 65% in 2000. Fannie Mae, the largest non-bank financial services company in the world, was up 39%. Pfizer and Schlumberger also boosted Fund performance, contributing returns of approximately 40% each.

Q. WHAT IS YOUR STRATEGIC OUTLOOK GOING FORWARD?

A. We believe the current economic slowdown is necessary to sustain the positive economic cycle for the longer term. However, we expect the economy to show improving growth trends in the second half of 2001. As a result, we are continuing to emphasize faster growing sectors of the market, such as technology and communication services, as well as selected companies with improving growth prospects in the consumer and financial areas. While we anticipate high volatility in the market to continue, we believe that careful stock selection with a focus on companies with sustainable growth prospects should contribute to favorable relative performance. We remain confident that our style of investing will continue to provide superior returns over the long term.

                                                         INSTITUTIONAL SHARES
                                                     -----------------------------
                                                      CUMULATIVE    AVERAGE ANNUAL
                      PERIOD                         TOTAL RETURN    TOTAL RETURN
                      ------                         ------------   --------------
Since Inception (1/03/00)..........................      0.87%               0.88%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              BNY HAMILTON
               LARGE CAP
            GROWTH CRT FUND     S&P 500-REGISTERED TRADEMARK-  LIPPER LARGE CAP
          INSTITUTIONAL SHARES              INDEX              CORE FUND INDEX
1/3/00                 $10,000                        $10,000          $10,000
3/31/00                $11,453                        $10,244          $10,427
6/30/00                $11,655                         $9,972          $10,189
9/30/00                $11,533                         $9,875          $10,152
12/31/00               $10,087                         $9,102           $9,263

THE S&P 500-REGISTERED TRADEMARK- INDEX IS AN UNMANAGED INDEX OF COMMON STOCKS AND CANNOT BE INVESTED IN DIRECTLY. THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES.

(1) Total return figures include change in share price, reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, so that an investor's share, when redeemed, may be worth more or less than the original cost. Past performance is no guarantee of future results. The Advisor has agreed to limit the expenses of the Fund to 0.80% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 0.80% of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the total return and average annual return would have been lower. Inception date for this Fund was January 3, 2000.
(2) Lipper indexes are based on the performance of the largest funds within a given investment objective and do not include multiple share classes of similar funds. Returns for these indexes are net of fees. Source: Lipper Analytical Services, Inc.
(3) The S&P 500-Registered Trademark- is considered representative of the broad U.S. market of large-capitalization stocks.

BNY HAMILTON SMALL CAP GROWTH CRT FUND*

AN INTERVIEW WITH JOHN LUI, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR SMALL CAP STOCKS IN 2000?

A. Investor concerns about the impact of tight monetary policy on corporate profit growth led to a very volatile year for the equity markets. The broadening of the equity market that began in 1999 continued in 2000. For the second consecutive year, the Russell 2000 Index outperformed the S&P 500-Registered Trademark-, -3.03% versus -9.11%. In addition, stock market leadership, which had been confined to a select few sectors, also broadened. A well diversified portfolio approach in 2000 resulted in higher returns and lower volatility.

   Against this backdrop, we continued to focus on a mix of small companies that are growing faster than their peers and whose long-term growth rate we believe is underestimated.

Q. GIVEN THIS CONTEXT, HOW DID THE FUND PERFORM?

A. The Fund performed extremely well, returning 9.53% for Institutional
   Class Shares(1) for the twelve-month period ended December 31, 2000. In comparison, the Russell 2000 Index(2) and the Lipper Small-Cap Fund Index(3) returned -3.03% and -6.59%, respectively, for the same period.

Q. WHAT ACCOUNTED FOR THE FUND'S OUTPERFORMANCE?

A. The Fund's bottom-up stock selection and risk management disciplines allowed it to achieve above market returns with below market volatility. In particular, our focus on companies with earnings prospects that are superior to both the market averages and consensus expectations positioned the Fund well to capitalize on emerging investment opportunities. Our approach also emphasizes companies that dominate their niche, resulting in growth that is more visible and sustainable, with lowered risk. This balance between opportunity and risk served the Fund well in a challenging environment like 2000.

Q. WHAT WERE SOME OF THE FUND'S BEST PERFORMING SECTORS DURING THE PERIOD?
A. The healthcare, energy, financial and consumer sectors, which enjoyed the best relative earnings strength during the year, also provided the best performance for the Fund during 2000. Within these sectors, our relative earnings strength model and bottom-up stock selection strategy helped us to mine the opportunities and manage the risks presented by the market and led us to uncover attractive portfolio holdings that offered better growth and value, despite shifts in market sentiment.

Q. WHAT DO YOU FORESEE FOR 2001?
A. Looking ahead, we continue to see enormous opportunity in the small cap market. The transition to a digital-wireless-data world is still in its infancy and investors are only just beginning to recognize the power of this trend. However, as businesses adapt to new best practices by deploying the technological infrastructure our small cap firms provide, the transition will not always be smooth. The stock market environment during 2000 demonstrated that as this transformation in the economy unfolds, it will bring both opportunity and risk. By maintaining a well-diversified portfolio and following a rigorous stock selection process, we believe we are well positioned to minimize volatility in the Fund and to take advantage of the opportunities we see for well-positioned companies in a digital-wireless-data world.

                                                         INSTITUTIONAL SHARES
                                                     -----------------------------
                                                      CUMULATIVE    AVERAGE ANNUAL
                      PERIOD                         TOTAL RETURN    TOTAL RETURN
                      ------                         ------------   --------------
Since Inception (1/03/00)..........................      9.53%               9.58%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              BNY HAMILTON
            SMALL CAP GROWTH
                CRT FUND        RUSSELL 2000  LIPPER SMALL CAP
          INSTITUTIONAL SHARES     INDEX         FUND INDEX
1/3/00                 $10,000       $10,000           $10,000
3/31/00                $12,440       $10,708           $11,119
6/30/00                $12,110       $10,303           $10,457
9/30/00                $12,860       $10,417           $10,810
12/31/00               $10,953        $9,697            $9,342

THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX OF COMMON STOCKS, AND CANNOT BE INVESTED IN DIRECTLY. THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES.

* Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.
(1) Total return figures include change in share price, reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, so that an investor's share, when redeemed, may be worth more or less than the original cost. Past performance is no guarantee of future results. The Advisor has agreed to limit the expenses of the Fund to 0.96% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 0.96% of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the total return and the average annual return would have been lower. Inception date for this Fund was January 3, 2000.
(2) The Russell 2000 Index is considered representative of the broad U.S. market of small-capitalization stocks.
(3) Lipper indexes are based on the performance of the largest funds within a given investment objective and do not include multiple share classes of similar funds. Returns for these indexes are net of fees. Source: Lipper Analytical Services, Inc.

BNY HAMILTON INTERNATIONAL EQUITY CRT FUND*

AN INTERVIEW WITH MARY CLARE BLAND, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR INTERNATIONAL STOCKS DURING 2000?

A. It was a difficult year for investors in international equity funds. International equities, as measured by the MSCI EAFE Index, were down 13.96% in 2000. While many international stock markets began the year buoyantly, the tide turned decidedly negative in March, as the downturn in the technology-heavy Nasdaq Composite Index generated similar volatility in Europe and Asia. In a major reversal of fortune, the more cyclical, "old-economy" stocks staged a comeback as "new-economy" stocks fell out of favor.

   In addition, a host of other events continued to keep overseas markets volatile throughout the year, including rising oil prices, rising interest rates (first in the U.S. and then in Europe and elsewhere), a slowdown in the U.S. economy, and declines to 1998 levels in many of emerging Asia's currencies. Sentiment was further negatively impacted by the weakening Euro, which fell to a low of 82 cents against the U.S. dollar in mid-September. Since its launch in January 1999, the Euro has underperformed the dollar by 25%.

Q. GIVEN THIS CONTEXT, HOW DID THE FUND PERFORM?

A. For the twelve-month period ended December 31, 2000, the Fund returned -17.80% for Institutional Class Shares.(1) For the same period, the Lipper International Fund Index(2) returned -14.72%, and the MSCI EAFE Total Return Index(3) returned -13.96%.

Q. WHAT ACCOUNTED FOR THE FUND'S UNDERPERFORMANCE DURING THE PERIOD?

A. Stock selection detracted from Fund performance during 2000. Global sector/industry allocation also had a negative impact on performance, particularly with regard to the technology-media-telecommunications ("TMT") sector. The Fund, which was underweighted in TMT at the beginning of the year, missed out on the early surge in that sector. By the fourth quarter, the Fund was overweighted in TMT, which proved to be detrimental in light of continuing pressures on valuations. At the same time, the Fund remained underweighted in financial and drug stocks, failing to benefit from recovery in these sectors as market sentiment rotated sharply beginning in the second quarter. On a positive note, the Fund's overweighting in energy stocks benefited performance, particularly during the March/April period when TMT stocks were under the greatest pressure.

Q. HOW DID THE FUND'S PORTFOLIO COMPOSITION CHANGE DURING THE PERIOD?

A. In light of increased global market volatility, we adopted a defensive approach aimed at reducing the risk of the portfolio. Specifically, we reduced the Fund's country and sector over-and under-weightings relative to the benchmark. In addition, we adopted a defensive geographical asset allocation posture during the summer months. This marked the period when the economic outlook began to deteriorate, at least in the short term, due to an oil price shock. Beginning in early third quarter, we decided to boost the European weighting to a strategic overweight at the expense of the Japanese weighting, where we expected the Japanese recovery to be slowed by ongoing restructuring efforts and high public debt. In this difficult environment, we maintained our exposure to high quality growth stocks, consistent with our investment style. However, growth stocks were largely out of favor during the volatile latter part of the year.

Q. WHICH OF THE PORTFOLIO'S HOLDINGS PERFORMED WELL FOR THE FUND?

A. Norway's Tomra Systems, the leading European distributor of systems for recycling beverage containers, performed extremely well, up more than 100% for the year. Novartis, the Swiss pharmaceutical and agrochemical giant, also performed well, returning more than 26% in 2000. Allianz, the German insurance and diversified financial company leader, and HSBC Holdings, a world-class banking and financial services organization headquartered in the UK, also contributed positively to performance, returning more than 12% and 20%, respectively, for the year.

Q. WHAT IS YOUR STRATEGIC OUTLOOK GOING FORWARD?

A. Our outlook for European equities is positive. Valuation levels have become increasingly attractive following last year's correction. We expect inflation rates to decline and economic growth to gain momentum. However, we will keep a close watch on wage trends over the next months, as major labor negotiations proceed. The narrowing of the growth differential between the Euro zone and the United States could benefit the Euro, causing an "implicit" tightening of monetary conditions. Growth should continue to be firm in 2001. Signs of the emerging "new economy" in Europe provide a favorable backdrop for European corporate profit growth and the equity markets.

   Our outlook for the Asia-Pacific region remains mixed. While we remain positive on Japan's long-term outlook, we remain cautious about its equity market over the near term. The cyclical upswing in Japan is not gaining momentum. Economic growth is decelerating from last year's pace. This, combined with snowballing domestic debt, anemic growth and vulnerable equity markets, could push the Japanese economy off its recovery path.

   Asian markets remain inexpensive on a global valuation basis, particularly in the technology sector. We believe the ability of the Federal Reserve to rekindle U.S. economic growth will be essential for Asian financial markets to gather any forward momentum in the months ahead. Additionally, as they did in 2000, currency and political concerns could put pressures on Asian markets, particularly as several general elections are scheduled throughout the region.

                                                           INSTITUTIONAL SHARES
                                                     ---------------------------------
                                                       CUMULATIVE      AVERAGE ANNUAL
                      PERIOD                          TOTAL RETURN      TOTAL RETURN
                      ------                         ---------------   ---------------
Since Inception (1/03/00)..........................         -17.80%            -17.89%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              BNY HAMILTON
             INTERNATIONAL
            EQUITY CRT FUND     LIPPER INTERNATIONAL   MSCI EAFE
          INSTITUTIONAL SHARES       FUND INDEX       GROSS INDEX
1/3/00                 $10,000               $10,000      $10,000
3/31/00                $10,280               $10,062       $9,995
6/30/00                 $9,510                $9,589       $9,605
9/30/00                 $8,650                $8,885       $8,836
12/31/00                $8,220                $8,528       $8,604

THE MSCI EAFE GROSS INDEX IS AN UNMANAGED INDEX CONSIDERED REPRESENTATIVE OF THE INTERNATIONAL EQUITY MARKET. THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES.

*    International investing involves increased risk and volatility
(1) Total return figures include change in share price, reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, so that an investor's share, when redeemed, may be worth more or less than the original cost. Past performance is no guarantee of future results. The Advisor has agreed to limit the expenses of the Fund to 1.22% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 1.22% of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the total return and average annual return would have been lower. Inception date for this Fund was January 3, 2000.
(2) Lipper indexes are based on the performance of the largest funds within a given investment objective and do not include multiple share classes of similar funds. Returns for these indexes are net of fees. Source: Lipper Analytical Services, Inc.
(3) The MSCI EAFE Index is considered representative of the equity markets in Europe, Australasia and the Far East.

        BNY HAMILTON LARGE CAP GROWTH CRT FUND

        SCHEDULE OF INVESTMENTS

       DECEMBER 31, 2000

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                  VALUE
---------                                             ------------
            COMMON STOCKS--91.4%
            BEVERAGES, FOOD AND TOBACCO--1.7%
   4,125    The Coca-Cola Co........................  $    251,367
                                                      ------------
            BIOSCIENCES--2.0%
   2,375    Amgen, Inc.*............................       151,852
   6,300    Serono SA ADR*..........................       150,806
                                                      ------------
                                                           302,658
                                                      ------------
            CHEMICALS--2.3%
   7,000    duPont (E.I.) de Nemours & Co...........       338,187
                                                      ------------
            COMMUNICATIONS EQUIPMENT AND SYSTEMS--3.1%
  10,750    Nokia Corp. ADR.........................       467,625
                                                      ------------
            COMMUNICATIONS, MEDIA AND ENTERTAINMENT--1.9%
   5,350    Time Warner, Inc........................       279,484
                                                      ------------
            COMPUTERS--MICRO--2.0%
  10,500    Sun Microsystems, Inc.*.................       292,687
                                                      ------------
            COMPUTERS--SOFTWARE AND
            PERIPHERALS--8.2%
  10,025    Cisco Systems, Inc.*....................       383,456
   6,700    EMC Corp.*..............................       445,550
  11,250    Metromedia Fiber Network, Inc.,
            Class A*................................       113,906
   6,450    Microsoft Corp.*........................       279,769
                                                      ------------
                                                         1,222,681
                                                      ------------
            CONGLOMERATES--2.4%
   7,625    General Electric Co.....................       365,523
                                                      ------------
            CONTAINERS AND PACKAGING--1.6%
   7,825    Sealed Air Corp.*.......................       238,662
                                                      ------------
NUMBER OF
 SHARES                                                  VALUE
---------                                             ------------
            COMMON STOCKS (CONTINUED)
            ELECTRONIC EQUIPMENT AND COMPONENTS--4.4%
   3,550    Applied Materials, Inc.*................  $    135,566
  12,175    Intel Corp..............................       366,011
   4,575    Solectron Corp.*........................       155,092
                                                      ------------
                                                           656,669
                                                      ------------
            FINANCIAL SERVICES--12.3%
  11,037    Charles Schwab Corp. (The)..............       313,175
   9,933    Citigroup, Inc..........................       507,204
   5,500    Fannie Mae..............................       477,125
   6,700    Morgan Stanley Dean Witter & Co.........       530,975
                                                      ------------
                                                         1,828,479
                                                      ------------
            HEALTH CARE PRODUCTS AND
            SERVICES--5.7%
   4,075    Johnson & Johnson.......................       428,130
   7,025    Medtronic, Inc..........................       424,134
                                                      ------------
                                                           852,264
                                                      ------------
            HOUSEHOLD AND PERSONAL CARE PRODUCTS--6.7%
   7,800    Colgate-Palmolive Co....................       503,490
   6,350    The Procter & Gamble Co.................       498,078
                                                      ------------
                                                         1,001,568
                                                      ------------
            INSURANCE--3.4%
   5,175    American International Group, Inc.......       510,061
                                                      ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP GROWTH CRT FUND

       DECEMBER 31, 2000

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                  VALUE
---------                                             ------------
            COMMON STOCKS (CONTINUED)
            OIL AND GAS--11.9%
   6,000    BP Amoco PLC ADR........................  $    287,250
   7,450    Enron Corp..............................       619,281
   5,000    Exxon Mobil Corp........................       434,688
   5,400    Schlumberger Ltd........................       431,663
                                                      ------------
                                                         1,772,882
                                                      ------------
            PHARMACEUTICALS--9.7%
   6,500    Bristol-Myers Squibb Co.................       480,594
   2,050    Genentech, Inc.*........................       167,075
   3,650    Merck & Co., Inc........................       341,731
   9,850    Pfizer, Inc.............................       453,100
                                                      ------------
                                                         1,442,500
                                                      ------------
            REAL ESTATE INVESTMENT TRUSTS--1.2%
   7,300    Duke-Weeks Realty Corp..................       179,763
                                                      ------------
            RESORTS AND ENTERTAINMENT--1.8%
   9,300    Walt Disney Co. (The)...................       269,119
                                                      ------------
            TELECOMMUNICATIONS--8.0%
   7,150    Corning, Inc............................       377,609
   4,400    Global Crossing Ltd.*...................        62,975
   5,300    Lucent Technologies, Inc................        71,550
  10,975    Nortel Networks Corp....................       351,886
   2,375    Qwest Communications International,
            Inc.*...................................        97,375
   7,500    WorldCom, Inc.*.........................       105,469
   7,000    XO Communications, Inc.,
            Class A*................................       124,688
                                                      ------------
                                                         1,191,552
                                                      ------------
            UTILITIES--GAS AND ELECTRIC--1.1%
   1,950    Duke Energy Corp........................       166,238
                                                      ------------
            TOTAL COMMON STOCKS
            (Cost $14,204,006)......................    13,629,969
                                                      ------------

PRINCIPAL
 AMOUNT                                                  VALUE
---------                                             ------------
            MONEY MARKET FUNDS--8.5%
$561,299    ACM Institutional Reserves (Government
            Portfolio), 6.29% (a)...................  $    561,299
 708,451    ACM Institutional Reserves (Prime
            Portfolio), 6.44% (a)...................       708,451
                                                      ------------
            TOTAL MONEY MARKET FUNDS
            (Cost $1,269,750).......................     1,269,750
                                                      ------------


                TOTAL INVESTMENTS
                (Cost $15,473,756)(b)--99.9%............    14,899,719
                Other assets less
                liabilities--0.1%.......................        20,052
                                                          ------------
                NET ASSETS--100.0%......................  $ 14,919,771
                                                          ============

ADR  AMERICAN DEPOSITARY RECEIPT.
*    NON-INCOME PRODUCING SECURITY.
(a)  REPRESENTS ANNUALIZED 7 DAY YIELD AT DECEMBER 31, 2000.
(b) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT DECEMBER 31, 2000, NET UNREALIZED DEPRECIATION WAS $573,195 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $1,493,347 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $2,066,542.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP GROWTH CRT FUND

        STATEMENT OF ASSETS AND LIABILITIES
         DECEMBER 31, 2000

ASSETS:
  Investments at market value,
    (Cost $15,473,756)..........................................................  $   14,899,719
  Receivables:
    Due from Advisor............................................................          39,380
    Interest....................................................................           7,008
    Dividends...................................................................           3,473
  Other assets..................................................................           7,472
                                                                                  --------------
    TOTAL ASSETS................................................................      14,957,052
                                                                                  --------------
LIABILITIES:
  Payables:
    Services provided by the Bank of New York and Administrator.................          19,157
  Accrued expenses and other liabilities........................................          18,124
                                                                                  --------------
    TOTAL LIABILITIES...........................................................          37,281
                                                                                  --------------
NET ASSETS:.....................................................................  $   14,919,771
                                                                                  ==============
SOURCES OF NET ASSETS:
  Capital stock @ par...........................................................  $        1,488
  Capital surplus...............................................................      15,491,006
  Undistributed net investment income...........................................           1,036
  Accumulated net realized gain on investments..................................             278
  Net unrealized depreciation on investments....................................        (574,037)
                                                                                  --------------
NET ASSETS......................................................................  $   14,919,771
                                                                                  ==============
INSTITUTIONAL SHARES:
  Net assets....................................................................  $   14,919,771
                                                                                  ==============
  Shares outstanding............................................................       1,487,666
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $        10.03
                                                                                  ==============
Institutional Shares authorized @ $.001 par value...............................     200,000,000

                            STATEMENT OF OPERATIONS
                    FOR THE PERIOD JANUARY 3, 2000* THROUGH
                               DECEMBER 31, 2000

INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes of $367)..........................  $       74,334
  Interest......................................................................          73,855
                                                                                  --------------
    TOTAL INCOME................................................................         148,189
                                                                                  --------------
EXPENSES:
  Advisory......................................................................          67,261
  Accounting services...........................................................          54,915
  Administration................................................................          22,420
  Transfer agent................................................................          12,954
  Registration and filings......................................................          11,801
  Custodian.....................................................................           8,292
  Directors.....................................................................           7,911
  Audit.........................................................................           6,255
  Reports to shareholders.......................................................           3,523
  Cash management...............................................................             293
  Legal.........................................................................             285
  Other.........................................................................           1,729
                                                                                  --------------
    TOTAL EXPENSES..............................................................         197,639
  Fees waived by the Bank of New York (Note 3)..................................        (106,641)
  Earnings credit adjustment (Note 3)...........................................          (1,316)
                                                                                  --------------
    NET EXPENSES................................................................          89,682
                                                                                  --------------
    NET INVESTMENT INCOME.......................................................          58,507
                                                                                  --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments..............................................          16,220
  Increase in unrealized depreciation on investments............................        (574,037)
                                                                                  --------------
  Net realized and unrealized loss on investments...............................        (557,817)
                                                                                  --------------
  Net decrease in net assets resulting from operations..........................  $     (499,310)
                                                                                  ==============

*    COMMENCEMENT OF INVESTMENT OPERATIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP GROWTH CRT FUND

        STATEMENT OF CHANGES IN NET ASSETS

                                                                                     FOR THE PERIOD
                                                                                    JANUARY 3, 2000*
                                                                                        THROUGH
                                                                                   DECEMBER 31, 2000
                                                                                  --------------------
OPERATIONS:
  Net investment income.........................................................      $    58,507
  Net realized gain on investments..............................................           16,220
  Increase in unrealized depreciation on investments during the period..........         (574,037)
                                                                                      -----------
    Net decrease in net assets resulting from operations........................         (499,310)
                                                                                      -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income..........................................          (57,199)
  Distributions from capital gains..............................................          (16,214)
                                                                                      -----------
                                                                                          (73,413)
                                                                                      -----------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold..............................................       16,096,101
  Proceeds from shares issued on reinvestment of dividends and distributions....           20,275
  Value of capital stock repurchased............................................         (623,882)
                                                                                      -----------
    Net increase in net assets resulting from capital stock transactions........       15,492,494
                                                                                      -----------
      INCREASE IN NET ASSETS....................................................       14,919,771
NET ASSETS:
  Beginning of period...........................................................                0
                                                                                      -----------
  End of period (includes undistributed net investment income of $1,036 at
    December 31, 2000)..........................................................      $14,919,771
                                                                                      ===========
CHANGES IN CAPITAL STOCK OUTSTANDING:
  Shares sold: Institutional Shares.............................................        1,542,570
  Shares issued on reinvestment of dividends and distributions: Institutional
    Shares......................................................................            1,918
  Shares repurchased: Institutional Shares......................................          (56,822)
                                                                                      -----------
    Net increase................................................................        1,487,666
  Shares outstanding, beginning of period.......................................                0
                                                                                      -----------
  Shares outstanding, end of period.............................................        1,487,666
                                                                                      ===========

*    COMMENCEMENT OF INVESTMENT OPERATIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP GROWTH CRT FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                FOR THE PERIOD
                                               JANUARY 3, 2000*
                                          THROUGH DECEMBER 31, 2000
                                          --------------------------
PER SHARE DATA:
Net asset value at beginning of
  period................................           $ 10.00
                                                   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................              0.06
Net realized and unrealized gain on
  investments...........................              0.03
                                                   -------
  Total from investment operations......              0.09
                                                   -------
DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income....             (0.05)
Distributions from capital gains........             (0.01)
                                                   -------
  Total dividends and distributions.....             (0.06)
                                                   -------
Net asset value at end of period........           $ 10.03
                                                   =======
TOTAL RETURN:...........................              0.87%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's
  omitted)..............................           $14,920
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................              0.80%***
  Expenses, prior to waiver from The
    Bank of New York....................              1.76%***
  Net investment income, net of waiver
    from The Bank of New York...........              0.52%***
Portfolio turnover rate.................                 5%

*    COMMENCEMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH CRT FUND

        SCHEDULE OF INVESTMENTS

       DECEMBER 31, 2000

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                                VALUE
---------                                                           -----------
            COMMON STOCKS--85.1%
            ADVERTISING AND MARKETING SERVICES--0.2%
   1,000    DoubleClick, Inc.*....................................  $    11,000
                                                                    -----------
            BANK HOLDING COMPANIES--12.6%
   2,300    Astoria Financial Corp................................      124,919
   6,600    Banknorth Group, Inc..................................      131,587
   1,700    Commerce Bancorp, Inc.................................      116,237
   3,600    Dime Bancorp, Inc.....................................      106,425
   4,200    Golden State Bancorp, Inc.............................      132,037
   1,600    Greater Bay Bancorp...................................       65,600
   2,700    UCBH Holdings, Inc....................................      125,887
                                                                    -----------
                                                                        802,692
                                                                    -----------
            BANKING--1.0%
   1,000    Wilmington Trust Corp.................................       62,062
                                                                    -----------
            COMMUNICATIONS, MEDIA AND ENTERTAINMENT--1.5%
   1,100    Scholastic Corp.*.....................................       97,487
                                                                    -----------
            COMPUTER SERVICES--1.2%
     119    Cybear Group*.........................................           45
   1,200    Network Appliance, Inc.*..............................       77,025
                                                                    -----------
                                                                         77,070
                                                                    -----------
NUMBER OF
 SHARES                                                               VALUE
---------                                                           -----------
            COMMON STOCKS (CONTINUED)
            COMPUTERS--SOFTWARE AND PERIPHERALS--11.0%
   1,300    Commerce One, Inc.*...................................  $    32,906
     700    Digex, Inc.*..........................................       15,750
   1,200    Finisar Corp.*........................................       34,800
   2,400    Informatica Corp.*....................................       94,950
   1,000    Mercury Interactive Corp.*............................       90,250
   1,900    Metromedia Fiber Network, Inc., Class A*..............       19,237
   1,600    Micromuse, Inc.*......................................       96,575
   1,300    Netcentives, Inc.*....................................        4,956
     700    Newport Corp..........................................       55,027
   1,000    Openwave Systems, Inc.*...............................       47,937
     400    RealNetworks, Inc.*...................................        3,475
   1,200    Research in Motion Ltd.*..............................       96,000
     700    SanDisk Corp.*........................................       19,425
     450    SeaChange International, Inc.*........................        9,141
     800    VERITAS Software Corp.*...............................       70,000
   1,700    Vitria Technology, Inc.*..............................       13,175
                                                                    -----------
                                                                        703,604
                                                                    -----------
            EDUCATION--4.7%
   3,000    Apollo Group, Inc., Class A*..........................      147,562
   2,200    DeVry, Inc.*..........................................       83,050
   3,300    ITT Educational Services, Inc.*.......................       72,600
                                                                    -----------
                                                                        303,212
                                                                    -----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH CRT FUND

       DECEMBER 31, 2000

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                               VALUE
---------                                                           -----------
            COMMON STOCKS (CONTINUED)
            ELECTRONIC EQUIPMENT AND COMPONENTS--8.9%
   1,000    Applied Micro Circuits Corp.*.........................  $    75,047
   2,800    C-COR.net Corp.*......................................       27,212
   1,400    EMCORE Corp.*.........................................       65,800
   3,576    Flextronics International Ltd.*.......................      101,916
   1,600    Jabil Circuit, Inc.*..................................       40,600
   1,000    Lattice Semiconductor Corp.*..........................       18,375
     525    Microchip Technology, Inc.*...........................       11,517
   1,271    QLogic Corp.*.........................................       97,867
   1,400    Sawtek, Inc.*.........................................       64,662
   1,700    TranSwitch Corp.*.....................................       66,513
                                                                    -----------
                                                                        569,509
                                                                    -----------
            ELECTRONICS--0.2%
     150    PMC - Sierra, Inc.*...................................       11,794
                                                                    -----------
            FINANCIAL SERVICES--0.5%
     500    Bank United Corp., Class A............................       34,094
                                                                    -----------
            FOOD WHOLESALING--1.4%
     900    Dean Foods Co.........................................       27,619
   1,200    Performance Food Group Co.*...........................       61,519
                                                                    -----------
                                                                         89,138
                                                                    -----------
            HEALTH AND MEDICAL FACILITIES--5.5%
   3,700    Community Health Systems, Inc.*.......................      129,500
   1,950    Province Healthcare Co.*..............................       76,781
     400    Quest Diagnostics, Inc.*..............................       56,800
     800    Universal Health Services, Inc., Class B..............       89,400
                                                                    -----------
                                                                        352,481
                                                                    -----------
NUMBER OF
 SHARES                                                               VALUE
---------                                                           -----------
            COMMON STOCKS (CONTINUED)
            HUMAN RESOURCES--0.6%
   1,800    Korn/Ferry International*.............................  $    38,250
                                                                    -----------
            INVESTMENT MANAGEMENT--1.3%
     600    Legg Mason, Inc.......................................       32,700
   1,400    Waddell & Reed Financial, Inc.........................       52,675
                                                                    -----------
                                                                         85,375
                                                                    -----------
            MANUFACTURING--4.6%
     500    Maverick Tube Corp.*..................................       11,313
   3,100    Scotts Co. (The), Class A*............................      114,506
   2,000    Waters Corp.*.........................................      167,000
                                                                    -----------
                                                                        292,819
                                                                    -----------
            MEDIA--2.5%
   1,150    Emmis Communications Corp., Class A*..................       32,991
     900    Gemstar - TV Guide International, Inc.*...............       41,513
     600    Hispanic Broadcasting Corp.*..........................       15,300
   2,100    Radio One, Inc.*......................................       22,444
   4,100    Radio One, Inc., Class D*.............................       45,100
                                                                    -----------
                                                                        157,348
                                                                    -----------
            MEDICAL CARE AND PRODUCTS--3.6%
   1,300    AmeriSource Health Corp., Class A*....................       65,650
   2,000    Celgene Corp.*........................................       65,000
     800    Cephalon, Inc.*.......................................       50,650
   1,500    Patterson Dental Co.*.................................       50,813
                                                                    -----------
                                                                        232,113
                                                                    -----------
            MEDICAL INSTRUMENTS--0.2%
   2,200    ORATEC Interventions, Inc.*...........................       11,275
                                                                    -----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH CRT FUND

       DECEMBER 31, 2000

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                               VALUE
---------                                                           -----------
            COMMON STOCKS (CONTINUED)
            OIL AND GAS--3.9%
     250    BJ Services Co.*......................................  $    17,219
   7,200    Grey Wolf, Inc.*......................................       42,300
   1,100    Newfield Exploration Co.*.............................       52,181
   1,300    Patterson Energy, Inc.*...............................       48,425
   1,200    Stolt Offshore SA*....................................       13,200
   1,200    Stone Energy Corp.*...................................       77,460
                                                                    -----------
                                                                        250,785
                                                                    -----------
            OIL FIELD SERVICES AND EQUIPMENT--4.8%
   2,800    Cal Dive International, Inc.*.........................       74,550
     600    Core Laboratories NV*.................................       16,388
   1,700    National-Oilwell, Inc.*...............................       65,769
   2,700    Precision Drilling Corp.*.............................      101,419
   2,400    Superior Energy Services, Inc.*.......................       27,600
   1,000    Varco International, Inc.*............................       21,750
                                                                    -----------
                                                                        307,476
                                                                    -----------
            PHARMACEUTICALS--3.5%
   1,000    Alkermes, Inc.*.......................................       31,375
   1,800    Alpharma, Inc., Class A...............................       78,975
   1,100    MedImmune, Inc.*......................................       52,456
   1,300    Shire Pharmaceuticals Group PLC ADR*..................       59,881
                                                                    -----------
                                                                        222,687
                                                                    -----------
            PUBLISHING--1.0%
   1,400    Houghton Mifflin Co...................................       64,925
                                                                    -----------
            RECORDS STORAGE--0.8%
   1,400    Iron Mountain, Inc.*..................................       51,975
                                                                    -----------
NUMBER OF
 SHARES                                                               VALUE
---------                                                           -----------
            COMMON STOCKS (CONTINUED)
            RETAILING--3.4%
   1,400    BJ's Wholesale Club, Inc.*............................  $    53,725
   2,400    Linens 'n Things, Inc.*...............................       66,300
   1,000    The Children's Place Retail Stores, Inc.*.............       20,250
   1,300    The Men's Wearhouse, Inc.*............................       35,425
   2,600    Venator Group, Inc....................................       40,300
                                                                    -----------
                                                                        216,000
                                                                    -----------
            RETAIL--SPECIALTY STORES--1.5%
   1,200    Duane Reade, Inc.*....................................       36,675
     900    Tiffany & Co..........................................       28,463
   1,600    Williams-Sonoma, Inc.*................................       32,000
                                                                    -----------
                                                                         97,138
                                                                    -----------
            TELECOMMUNICATIONS--3.9%
   1,000    Digital Lightwave, Inc.*..............................       31,688
     600    Efficient Networks, Inc.*.............................        8,550
   2,800    Motient Corp.*........................................       11,200
     350    Next Level Communications, Inc.*......................        3,981
     300    Powertel, Inc.*.......................................       18,581
     761    TELUS Corp.(a)........................................       19,738
     900    VoiceStream Wireless Corp.*...........................       90,563
   1,000    Western Wireless Corp., Class A*......................       39,188
   1,515    XO Communications, Inc., Class A*.....................       26,986
                                                                    -----------
                                                                        250,475
                                                                    -----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH CRT FUND

       DECEMBER 31, 2000

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                               VALUE
---------                                                           -----------
            COMMON STOCKS (CONTINUED)
            TRANSPORTATION--0.3%
     300    Swift Transportation Co., Inc.*.......................  $     5,944
     800    Werner Enterprises, Inc...............................       13,600
                                                                    -----------
                                                                         19,544
                                                                    -----------
            UTILITIES--GAS AND ELECTRIC--0.5%
   3,300    TNPC, Inc.*...........................................       32,381
                                                                    -----------
            TOTAL COMMON STOCKS
            (Cost $5,358,709).....................................    5,444,709
                                                                    -----------

PRINCIPAL
 AMOUNT
---------
            UNITED STATES GOVERNMENT AGENCIES & OBLIGATIONS--4.7%
            FEDERAL HOME LOAN BANK--4.7%
$300,000    4.75%(b), 1/02/01
            (Cost $299,960).......................................      300,000
                                                                    -----------
            MONEY MARKET FUNDS--9.4%
 299,811    ACM Institutional Reserves (Government Portfolio),
            6.29%(c)..............................................      299,811
 301,650    ACM Institutional Reserves (Prime Portfolio),
            6.44%(c)..............................................      301,650
                                                                    -----------
            TOTAL MONEY MARKET FUNDS
            (Cost $601,461).......................................      601,461
                                                                    -----------
            TOTAL INVESTMENTS
            (Cost $6,260,130)(d)--99.2%...........................    6,346,170
            Other assets less liabilities--0.8%...................       48,299
                                                                    -----------
            NET ASSETS--100.0%....................................  $ 6,394,469
                                                                    ===========

ADR  AMERICAN DEPOSITARY RECEIPT.
*    NON-INCOME PRODUCING SECURITY.
(a)  NON-VOTING SHARES.
(b)  REPRESENTS EFFECTIVE YIELD AT DECEMBER 31, 2000.
(c)  REPRESENTS ANNUALIZED 7 DAY YIELD AT DECEMBER 31, 2000.
(d) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT DECEMBER 31, 2000, NET UNREALIZED APPRECIATION WAS $86,040 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $1,151,819 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $1,065,779.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH CRT FUND

        STATEMENT OF ASSETS AND LIABILITIES
         DECEMBER 31, 2000

ASSETS:
  Investments at market value,
    (Cost $6,260,130)...........................................................  $    6,346,170
  Cash..........................................................................             210
  Receivables:
    Due from Advisor............................................................          68,812
    Interest....................................................................           2,785
    Dividends...................................................................             564
  Other assets..................................................................           7,154
                                                                                  --------------
    TOTAL ASSETS................................................................       6,425,695
                                                                                  --------------
LIABILITIES:
  Payables:
    Services provided by the Bank of New York and Administrator.................          17,643
  Accrued expenses and other liabilities........................................          13,583
                                                                                  --------------
    TOTAL LIABILITIES...........................................................          31,226
                                                                                  --------------
NET ASSETS:.....................................................................  $    6,394,469
                                                                                  ==============
SOURCES OF NET ASSETS:
  Capital stock @ par...........................................................  $          590
  Capital surplus...............................................................       6,311,500
  Net realized loss on investments..............................................          (3,661)
  Net unrealized appreciation on investments....................................          86,040
                                                                                  --------------
NET ASSETS......................................................................  $    6,394,469
                                                                                  ==============
INSTITUTIONAL SHARES:
  Net assets....................................................................  $    6,394,469
                                                                                  ==============
  Shares outstanding............................................................         589,510
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $        10.85
                                                                                  ==============
Institutional Shares authorized @ $.001 par value...............................     200,000,000

                            STATEMENT OF OPERATIONS
                    FOR THE PERIOD JANUARY 3, 2000* THROUGH
                               DECEMBER 31, 2000

INVESTMENT INCOME:
  Interest......................................................................  $       37,164
  Dividends.....................................................................           7,161
                                                                                  --------------
    TOTAL INCOME................................................................          44,325
                                                                                  --------------
EXPENSES:
  Accounting services...........................................................          54,892
  Advisory......................................................................          39,201
  Custodian.....................................................................          13,707
  Transfer agent................................................................          12,718
  Administration................................................................          10,453
  Registration and filings......................................................           9,909
  Directors.....................................................................           7,888
  Audit.........................................................................           6,102
  Reports to shareholders.......................................................           1,892
  Cash management...............................................................             235
  Legal.........................................................................             156
  Other.........................................................................           1,491
                                                                                  --------------
    TOTAL EXPENSES..............................................................         158,644
  Fees waived by the Bank of New York (Note 3)..................................        (108,013)
  Earnings credit adjustment (Note 3)...........................................            (454)
                                                                                  --------------
    NET EXPENSES................................................................          50,177
                                                                                  --------------
    NET INVESTMENT LOSS.........................................................          (5,852)
                                                                                  --------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments..............................................          55,976
  Increase in unrealized appreciation on investments............................          86,040
                                                                                  --------------
  Net realized and unrealized gain on investments...............................         142,016
                                                                                  --------------
  Net increase in net assets resulting from operations..........................  $      136,164
                                                                                  ==============

*    COMMENCEMENT OF INVESTMENT OPERATIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH CRT FUND

        STATEMENT OF CHANGES IN NET ASSETS

                                                                                     FOR THE PERIOD
                                                                                    JANUARY 3, 2000*
                                                                                        THROUGH
                                                                                   DECEMBER 31, 2000
                                                                                  --------------------
OPERATIONS:
  Net investment loss...........................................................       $   (5,852)
  Net realized gain on investments..............................................           55,976
  Increase in unrealized appreciation on investments during the period..........           86,040
                                                                                       ----------
    Net increase in net assets resulting from operations........................          136,164
                                                                                       ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from capital gains..............................................          (55,812)
                                                                                       ----------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold..............................................        6,607,776
  Proceeds from shares issued on reinvestment of distributions..................           35,783
  Value of capital stock repurchased............................................         (329,442)
                                                                                       ----------
    Net increase in net assets resulting from capital stock transactions........        6,314,117
                                                                                       ----------
      INCREASE IN NET ASSETS....................................................        6,394,469
NET ASSETS:
  Beginning of period...........................................................                0
                                                                                       ----------
  End of period.................................................................       $6,394,469
                                                                                       ==========
CHANGES IN CAPITAL STOCK OUTSTANDING:
  Shares sold: Institutional Shares.............................................          614,940
  Shares issued on reinvestment of distributions: Institutional Shares..........            3,557
  Shares repurchased: Institutional Shares......................................          (28,987)
                                                                                       ----------
    Net increase................................................................          589,510
  Shares outstanding, beginning of period.......................................                0
                                                                                       ----------
  Shares outstanding, end of period.............................................          589,510
                                                                                       ==========

*    COMMENCEMENT OF INVESTMENT OPERATIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH CRT FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                              FOR THE PERIOD
                                             JANUARY 3, 2000*
                                                 THROUGH
                                            DECEMBER 31, 2000
                                            ------------------
PER SHARE DATA:
Net asset value at beginning of
  period................................           $10.00
                                                   ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment loss.....................            (0.01)
Net realized and unrealized gain on
  investments...........................             0.96
                                                   ------
  Total from investment operations......             0.95
                                                   ------
DISTRIBUTIONS
Distributions from capital gains........            (0.10)
                                                   ------
Net asset value at end of period........           $10.85
                                                   ======
TOTAL RETURN:...........................             9.53%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's
  omitted)..............................           $6,394
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................             0.96%***
  Expenses, prior to waiver from The
    Bank of New York....................             3.03%***
  Net investment loss, net of waiver
    from The Bank of New York...........            (0.11)%***
Portfolio turnover rate.................               35%

*    COMMENCEMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY CRT FUND

        SCHEDULE OF INVESTMENTS

       DECEMBER 31, 2000

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                               US$ VALUE
---------                                             ----------
            COMMON STOCKS--90.3%
            AUSTRALIA--1.9%
     760    Brambles Industries Ltd.................  $   17,736
   3,200    Cable & Wireless Optus Ltd.*............       6,614
   2,700    Lend Lease Corp. Ltd....................      25,114
   1,000    Macquarie Bank Ltd......................      16,003
   5,100    Securenet Ltd.*.........................      13,622
   6,500    Telestra Corp. Ltd......................      23,198
                                                      ----------
                                                         102,287
                                                      ----------
            BELGIUM--0.7%
   1,055    Fortis (B)..............................      34,272
                                                      ----------
            DENMARK--0.5%
      30    Tele Danmark AS.........................       1,223
     510    Vestas Wind Systems AS..................      27,585
                                                      ----------
                                                          28,808
                                                      ----------
            FINLAND--3.0%
   2,760    Nokia Corp..............................     123,087
   3,011    Nordic Baltic Holding AB FDR............      23,747
     690    Sonera Oyj..............................      12,503
                                                      ----------
                                                         159,337
                                                      ----------
            FRANCE--15.3%
   1,320    Alcatel SA..............................      74,979
     162    Atos Origin*............................      11,407
     425    Aventis SA..............................      37,309
     330    AXA.....................................      47,714
     229    Banque Nationale de Paris...............      20,103
     560    Bouygues SA.............................      25,369
      85    Canal Plus..............................         305
     120    Cap Gemini SA...........................      19,356
     912    Carrefour SA............................      57,284
     180    Compagnie de Saint-Gobain...............      28,273
     470    Credit Lyonnais SA......................      16,415
     390    France Telecom SA.......................      33,669
NUMBER OF
 SHARES                                               US$ VALUE
---------                                             ----------
            COMMON STOCKS (CONTINUED)
     600    Havas Advertising SA....................  $    8,675
     350    L'Oreal SA..............................      30,002
     450    L.V.M.H. (Louis Vuitton Moet
            Hennessy)...............................      29,786
      86    Legrand SA..............................      17,360
     158    Lyonnaise des Eaux-Dumez SA.............      28,853
     210    Pinault-Printemps-Redoute SA............      45,131
      93    PSA Peugeot Citroen.....................      21,157
     147    Rexel SA................................      12,421
     321    Schneider Electric SA*..................      23,417
     908    STMicroelectronics NV...................      39,641
     400    Television Francise TF1.................      21,594
     528    TotalFinaElf SA, B Shares...............      78,523
     117    Valeo SA................................       5,224
     200    Vinci SA................................      12,299
     861    Vivendi Universal SA....................      56,667
                                                      ----------
                                                         802,933
                                                      ----------
            GERMANY--7.2%
     241    Allianz AG..............................      90,961
     669    BASF AG.................................      30,432
     506    Bayerische Hypo - und Vereinsbank AG....      28,409
     982    Bayerische Motoren Werke (BMW) AG.......      32,039
     149    Beiersdorf AG...........................      15,458
     541    E.ON AG.................................      32,914
     370    Fresenius Medical Care..................      30,049
      21    Muenchener Rueckversicherungs -
            Gesellschaft AG.........................       7,492
     341    SAP AG - Vorzug.........................      48,664
     464    Siemens AG..............................      61,534
                                                      ----------
                                                         377,952
                                                      ----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY CRT FUND

       DECEMBER 31, 2000

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                               US$ VALUE
---------                                             ----------
            COMMON STOCKS (CONTINUED)
            HONG KONG--2.6%
   2,000    Cheung Kong (Holdings) Ltd..............  $   25,577
   4,000    China Telecom (Hong Kong) Ltd.*.........      21,846
   2,000    HSBC Holdings PLC.......................      29,616
   4,100    Hutchison Whampoa Ltd...................      51,119
  14,000    Legend Holdings Ltd.....................       8,795
                                                      ----------
                                                         136,953
                                                      ----------
            IRELAND--0.2%
     468    CRH PLC.................................       8,709
                                                      ----------
            ITALY--4.1%
   1,050    Assicurazioni Generali SpA..............      41,700
   6,945    ENI SpA.................................      44,340
   2,650    San Paolo - IMI SpA.....................      42,844
     157    Seat-Pagine Gialle SpA..................         350
   6,875    Telecom Italia Mobile SpA...............      54,866
   2,815    Telecom Italia SpA......................      31,134
                                                      ----------
                                                         215,234
                                                      ----------
            JAPAN--18.9%
   1,000    Canon, Inc..............................      35,026
   2,000    Daiwa Securities Group, Inc.............      20,893
     400    Fanuc Ltd...............................      27,215
     200    Fast Retailing Co. Ltd..................      39,194
   1,000    Fuji Photo Film Co., Ltd................      41,856
       2    Fuji Television Network, Inc............      13,940
   3,000    Fujitsu Ltd.............................      44,238
   1,000    Kao Corp................................      29,072
     600    Konami Co. Ltd..........................      45,026
     100    Mabuchi Motor Co. Ltd...................      10,193
     100    Matsushita Communication Industrial Co.
            Ltd.....................................      12,566
NUMBER OF
 SHARES                                               US$ VALUE
---------                                             ----------
            COMMON STOCKS (CONTINUED)
   2,000    Matsushita Electric Industrial Co.
            Ltd.....................................  $   47,811
   3,000    Mitsubishi Gas Chemical Co., Inc........       9,063
   3,000    Mitsui & Co. Ltd........................      18,888
       2    Mizuho Holdings, Inc....................      12,399
  11,000    Nippon Steel Corp.......................      18,205
       5    Nippon Telegraph & Telephone Corp.......      36,033
   3,000    Nissan Motor Co. Ltd....................      17,285
   1,000    Nitto Denko Corp........................      27,145
   2,000    Nomura Securities Co. Ltd...............      35,990
       1    NTT Data Corp...........................       6,655
       2    NTT DoCoMo, Inc.*.......................      34,501
     100    Rohm Co. Ltd............................      19,002
   5,000    Sakura Bank Ltd.........................      30,210
   1,000    Shin-Etsu Chemical Co. Ltd..............      38,529
   1,000    Sony Corp...............................      69,177
   2,000    Sumitomo Bank Ltd.......................      20,543
   1,000    Takeda Chemical Industries Ltd..........      59,194
   1,000    Tokyo Broadcasting System, Inc..........      29,597
   3,000    Toshiba Corp............................      20,070
   2,000    Toyota Motor Corp.......................      63,923
   1,000    Yamanouchi Pharmaceutical Co., Ltd......      43,257
   1,000    Yamato Transport Co. Ltd................      18,389
                                                      ----------
                                                         995,085
                                                      ----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY CRT FUND

       DECEMBER 31, 2000

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                               US$ VALUE
---------                                             ----------
            COMMON STOCKS (CONTINUED)
            NETHERLANDS--9.7%
     802    Aegon NV................................  $   33,176
     900    Ahold NV................................      29,034
     778    Akzo Nobel NV...........................      41,782
     250    ASM Lithography Holding NV*.............       5,678
     588    CMG PLC.................................       8,198
   1,064    Fortis (NL) NV..........................      34,564
     705    Getronics NV............................       4,144
     100    Gucci Group NV..........................       8,685
     500    Heineken NV.............................      30,255
     737    Internationale Nederlanden Groep NV.....      58,871
       3    Koninklijke (Royal) KPN NV..............          35
     500    Koninklijke Numico NV...................      25,162
     888    Philips Electronics NV..................      32,532
   1,784    Royal Dutch Petroleum Co................     109,308
     550    Unilever NV.............................      34,804
   1,100    Versatel Telecom International NV.......       9,811
     430    Verenigde Nederlandse Uitgeversbedrijven
            NV......................................      21,135
     920    Wolters Kluwer NV.......................      25,084
                                                      ----------
                                                         512,258
                                                      ----------
            PORTUGAL--0.3%
   1,600    Portugal Telecom, SGPS, SA..............      14,632
                                                      ----------
            SINGAPORE--0.6%
   2,000    DBS Group Holdings Ltd..................      22,607
   6,000    Singapore Telecommunications Ltd........       9,308
                                                      ----------
                                                          31,915
                                                      ----------
NUMBER OF
 SHARES                                               US$ VALUE
---------                                             ----------
            COMMON STOCKS (CONTINUED)
            SPAIN--3.2%
   3,750    Banco Bilbao Vizcaya Argentaria SA......  $   55,805
   4,000    Banco Santander Central Hispano SA......      42,813
     670    Centros Comerciales Pryca SA............       7,360
   3,792    Telefonica SA...........................      62,660
                                                      ----------
                                                         168,638
                                                      ----------
            SWEDEN--2.3%
   7,880    Ericsson AB, B Shares...................      89,778
   1,622    Skandia Forsakrings AB..................      26,387
   1,000    Tele1 Europe Holding AB*................       4,822
                                                      ----------
                                                         120,987
                                                      ----------
            SWITZERLAND--5.6%
      43    Adecco SA...............................      27,066
     245    Credit Suisse Group.....................      46,566
       3    Givaudan*...............................         793
      31    Nestle SA...............................      72,311
      53    Novartis AG.............................      93,703
       5    Roche Holding AG-Genussshein............      50,941
      12    Syngenta AG*............................         644
                                                      ----------
                                                         292,024
                                                      ----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY CRT FUND

       DECEMBER 31, 2000

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                               US$ VALUE
---------                                             ----------
            COMMON STOCKS (CONTINUED)
            UNITED KINGDOM--14.2%
   1,100    Bank of Scotland........................  $   11,509
   1,795    Barclays PLC............................      55,553
  13,703    BP Amoco PLC............................     110,525
   4,700    British Telecommunications PLC..........      40,155
     530    Cable & Wireless PLC....................       7,148
   3,000    Cadbury Schweppes PLC...................      20,747
     503    COLT Telecom Group PLC*.................      10,819
   3,664    Diageo PLC..............................      41,046
   1,855    Energis PLC*............................      12,468
   3,684    GlaxoSmithKline PLC*....................     103,999
   1,500    Granada Compass PLC*....................      16,322
   3,418    HSBC Holdings PLC.......................      50,287
   3,340    Invensys PLC............................       7,807
   4,464    Lloyds TSB Group PLC....................      47,207
   1,305    Pearson PLC.............................      30,993
     969    Sema Group PLC..........................       4,266
   2,500    Telewest Communications PLC*............       3,856
   9,000    Tesco PLC...............................      36,665
  34,008    Vodafone Group PLC......................     124,705
   1,000    WPP Group PLC...........................      13,025
                                                      ----------
                                                         749,102
                                                      ----------
            TOTAL COMMON STOCKS
            (Cost $5,273,826).......................   4,751,126
                                                      ----------

                                                      US$ VALUE
                                                      ----------
            TOTAL INVESTMENTS
            (Cost $5,273,826)(a)--90.3%.............  $4,751,126
            Other assets less liabilities--9.7%.....     511,959
                                                      ----------
            NET ASSETS--100.0%......................  $5,263,085
                                                      ==========

FDR  FINNISH DEPOSITARY RECEIPT.
*    NON-INCOME PRODUCING SECURITY.
(a) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT DECEMBER 31, 2000, NET UNREALIZED DEPRECIATION WAS $524,564 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $225,815 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $750,379.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY CRT FUND

        INDUSTRY DIVERSIFICATION

       DECEMBER 31, 2000

--------------------------------------------------------------------------------

                                                         % OF
                                                        TOTAL
                                          US$ VALUE   NET ASSETS
                                          ----------  ----------
Advertising and Marketing Services......  $  21,700         0.4%
Automotive..............................    139,628         2.7
Banking and Finance.....................    423,310         8.0
Beverages, Food and Tobacco.............    248,341         4.7
Chemicals...............................    149,212         2.8
Communications, Media and
  Entertainment.........................    191,880         3.6
Computer Services.......................     56,727         1.1
Computers--Micro........................      8,795         0.2
Computers--Software and Peripherals.....     65,263         1.2
Consumer Goods and Services.............    107,455         2.0
Diversified Operations..................    203,378         3.9
Electronic Equipment and Components.....    433,055         8.2
Export Trading..........................     18,888         0.4
Financial Services......................    275,045         5.2
Health Care Products and Services.......     82,816         1.6
Human Resources.........................     27,066         0.5
Insurance...............................    306,301         5.8
Machinery and Engineering...............     68,737         1.3
Manufacturing...........................    109,628         2.1
Oil and Gas.............................    373,128         7.1
Pharmaceuticals.........................    291,900         5.6
Real Estate Development.................     50,691         1.0
Retail--Apparel and Shoes...............      8,685         0.2
Retail--Department Stores...............     45,131         0.9
Retail--Food Stores.....................    101,309         1.9
Retail--Specialty Stores................     39,194         0.8
Telecommunications......................    852,560        16.2
Transportation..........................     18,389         0.3
Utilities--Gas and Electric.............     32,914         0.6
                                          ----------   --------
Total Value of Investments..............  4,751,126        90.3
Other assets less liabilities...........    511,959         9.7
                                          ----------   --------
Net Assets..............................  $5,263,085      100.0%
                                          ==========   ========

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY CRT FUND

        STATEMENT OF ASSETS AND LIABILITIES
         DECEMBER 31, 2000

ASSETS:
  Investments at value,
    (Cost $5,273,826)...........................................................  $    4,751,126
  Foreign currency, at value (Cost $7,426)......................................           7,447
  Cash..........................................................................         486,651
  Receivables:
    Due from Advisor............................................................         103,740
    Dividends receivable........................................................           3,434
  Other assets..................................................................           7,333
                                                                                  --------------
    TOTAL ASSETS................................................................       5,359,731
                                                                                  --------------
LIABILITIES:
  Payables:
    Investments purchased.......................................................          55,842
    Services provided by the Bank of New York and Administrator.................          19,810
    Foreign currency purchased..................................................           6,463
  Accrued expenses and other liabilities........................................          14,531
                                                                                  --------------
    TOTAL LIABILITIES...........................................................          96,646
                                                                                  --------------
NET ASSETS:.....................................................................  $    5,263,085
                                                                                  ==============
SOURCES OF NET ASSETS:
  Capital stock @ par...........................................................  $          640
  Capital surplus...............................................................       5,901,372
  Undistributed net investment loss.............................................          (1,090)
  Accumulated net realized loss on investments and foreign currency
    transactions................................................................        (114,819)
  Net unrealized depreciation on investments....................................        (522,700)
  Net unrealized depreciation on foreign currency denominated assets and
    liabilities.................................................................            (318)
                                                                                  --------------
NET ASSETS......................................................................  $    5,263,085
                                                                                  ==============
INSTITUTIONAL SHARES:
  Net assets....................................................................  $    5,263,085
                                                                                  ==============
  Shares outstanding............................................................         640,220
                                                                                  ==============
  Net asset value, offering price and repurchase price per share................  $         8.22
                                                                                  ==============
Institutional Shares authorized @ $.001 par value...............................     200,000,000

                            STATEMENT OF OPERATIONS
           FOR THE PERIOD JANUARY 3, 2000* THROUGH DECEMBER 31, 2000

INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes of $4,658)........................  $       31,716
  Interest......................................................................          12,310
                                                                                  --------------
                                                                                          44,026
                                                                                  --------------
EXPENSES:
  Accounting services...........................................................          71,354
  Advisory......................................................................          29,834
  Custodian.....................................................................          12,156
  Transfer agent................................................................          11,348
  Registration and filings......................................................           9,613
  Directors.....................................................................           7,888
  Administration................................................................           7,020
  Audit.........................................................................           6,055
  Reports to shareholders.......................................................           1,890
  Legal.........................................................................             166
  Cash management...............................................................             150
  Other.........................................................................           2,228
                                                                                  --------------
    TOTAL EXPENSES..............................................................         159,702
  Fees waived by the Bank of New York (Note 3)..................................        (116,881)
                                                                                  --------------
    NET EXPENSES................................................................          42,821
                                                                                  --------------
    NET INVESTMENT INCOME.......................................................           1,205
                                                                                  --------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
  Net realized loss on:
    Investments.................................................................        (114,819)
    Foreign currency transactions...............................................         (44,217)
                                                                                  --------------
  Net realized loss on investments and foreign currency transactions............        (159,036)
                                                                                  --------------
  Increase in unrealized depreciation on:
    Investments.................................................................        (522,700)
    Foreign currency denominated assets and liabilities.........................            (318)
                                                                                  --------------
  Net unrealized loss on investments and foreign currency denominated assets and
    liabilities during the period...............................................        (523,018)
                                                                                  --------------
  Net realized and unrealized loss on investments and foreign currency
    transactions during the period..............................................        (682,054)
                                                                                  --------------
  Net decrease in net assets resulting from operations..........................  $     (680,849)
                                                                                  ==============

*    COMMENCEMENT OF INVESTMENT OPERATIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY CRT FUND

        STATEMENT OF CHANGES IN NET ASSETS

                                                                                     FOR THE PERIOD
                                                                                    JANUARY 3, 2000*
                                                                                        THROUGH
                                                                                   DECEMBER 31, 2000
                                                                                  --------------------
OPERATIONS:
  Net investment income.........................................................       $    1,205
  Net realized loss on investments and foreign currency transactions............         (159,036)
  Increase in unrealized depreciation on investments and foreign currency
    denominated assets and liabilities during the period........................         (523,018)
                                                                                       ----------
    Net decrease in net assets resulting from operations........................         (680,849)
                                                                                       ----------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold..............................................        6,105,479
  Value of capital stock repurchased............................................         (161,545)
                                                                                       ----------
    Increase in net assets resulting from capital stock transactions............        5,943,934
                                                                                       ----------
      INCREASE IN NET ASSETS....................................................        5,263,085
NET ASSETS:
  Beginning of period...........................................................              -0-
                                                                                       ----------
  End of period (includes undistributed net investment loss of $1,090 at
    December 31, 2000)..........................................................       $5,263,085
                                                                                       ==========
CHANGES IN CAPITAL STOCK OUTSTANDING:
  Shares sold: Institutional Shares.............................................          657,213
  Shares repurchased: Institutional Shares......................................          (16,993)
                                                                                       ----------
    Net increase................................................................          640,220
  Shares outstanding, beginning of period.......................................              -0-
                                                                                       ----------
  Shares outstanding, end of period.............................................          640,220
                                                                                       ==========

*    COMMENCEMENT OF INVESTMENT OPERATIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY CRT FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                           FOR THE PERIOD
                                          JANUARY 3, 2000*
                                              THROUGH
                                         DECEMBER 31, 2000
                                         ------------------
PER SHARE DATA:
Net asset value at beginning of
  period................................      $ 10.00
                                              -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net realized and unrealized loss on
  investments...........................        (1.78)
                                              -------
  Total from investment operations......        (1.78)
                                              -------
Net asset value at end of period........      $  8.22
                                              =======
TOTAL RETURN:...........................       (17.80)%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's
  omitted)..............................      $ 5,263
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................         1.22%***
  Expenses, prior to waiver from The
    Bank of New York....................         4.55%***
  Net investment income, net of waiver
    from The Bank of New York...........         0.03%***
Portfolio turnover rate.................           10%

*    COMMENCEMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

  BNY Hamilton Funds, Inc. (the "Company") was organized as a Maryland Corporation on May 1, 1992 and is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company currently consists of sixteen separate series. The series presented in these financial statements are the BNY Hamilton Equity CRT Funds (the "Funds"), which consists of three series: BNY Hamilton Large Cap Growth CRT Fund ("Large Cap Growth CRT Fund"), BNY Hamilton Small Cap Growth CRT Fund ("Small Cap Growth CRT Fund"), and BNY Hamilton International Equity CRT Fund ("International Equity CRT Fund").

2. SIGNIFICANT ACCOUNTING POLICIES

(A) SECURITY VALUATIONS

  Securities listed on a domestic securities exchange, including options on stock indexes, are valued based on the last sale price as of the close of regular trading hours on the New York Stock Exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange. Securities listed on a foreign exchange are valued at the last quoted sale price at the close of the primary exchange. Unlisted securities traded only on the over-the-counter market are valued at the average of the quoted bid and the asked prices on the over-the-counter market.

  The market value of a written call option or a purchased put option is the last reported sale price on the principal exchange on which such option is traded or, if no sales are reported, the average between the last reported bid and asked prices.

  The determination of the value of certain portfolio debt securities, other than temporary investments in short-term securities, take into account various factors affecting market value, including yields and prices of comparable securities, indications as to value from dealers and general market conditions.

  Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost which approximates fair value. This method values a security at its cost at the time of purchase and thereafter assumes a constant rate of amortization to maturity of any discount or premium.

  Securities for which market quotations are not readily available, including investments that are subject to limitations as to their sale (such as certain restricted securities and illiquid securities), are valued at fair value as determined in good faith by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

(B) CURRENCY TRANSLATION

  Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of the respective exchange rate on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

  Foreign exchange gain or loss resulting from the sale of an investment, holding of a foreign currency, expiration of a foreign currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are shown as net realized gains or losses in the respective Fund's statement of operations.

  Foreign exchange gain or loss on assets and liabilities, other than investments, are shown as unrealized appreciation (depreciation) on foreign currency transactions.

(C) REPURCHASE AGREEMENTS

  A Fund's custodian or designated sub-custodians, as the case may be for tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(D) WRITTEN OPTIONS AND PURCHASED OPTIONS

  All Funds may enter into an option contracts for the purpose of either hedging its exposure to the market fluctuations of the portfolio, or an individual security position.

  When a Fund writes an option, it will receive a premium. Premiums received are recorded as liabilities and adjusted to current market value daily. When an option is purchased, the Fund will pay a premium. Premiums paid for options are included as investments and are also adjusted to their current market value daily.

  If a written option expires, the premium received by the Fund will be treated as a short term capital gain. Likewise, premiums paid for purchased put options that expire unexercised will be treated as short term capital losses. In addition, short term capital gains or losses may be realized on exercised written calls or purchased puts depending on the premiums received or paid and the strike price of the underlying securities.

  As a writer of call options, a Fund does not have control over exercising of such options. As a result, that Fund bears unlimited market risk of favorable changes in the value of the call option's underlying securities. The Fund also bears unlimited market risk in the value of the written call option itself.

  If an option which a Fund has purchased expires on its stipulated expiration date, it realizes a loss in the amount of the cost of the option. If it enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If a Fund exercises a call option, the cost of the security which it purchases upon exercise will be increased by the premium originally paid.

(E) FEDERAL INCOME TAXES

  Each Fund is treated as a separate entity for federal income tax purposes. The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of the taxable and tax-exempt income to the shareholders within the allowable time limits. Therefore, no federal income tax provision is required.

(F) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

  Each Fund pays dividends and capital gains distributions, if any, at least annually.
(G) SECURITY TRANSACTIONS AND INVESTMENT INCOME

  Security transactions are recorded on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Discounts on securities purchased for all Funds are accreted, and premiums on securities purchased are amortized.

(H) FINANCIAL STATEMENTS PREPARATION

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates.

3. ADVISORY, ADMINISTRATION AND OTHER TRANSACTIONS WITH AFFILIATES

  The Bank of New York acts as the Funds' investment advisor (the "Advisor"). The Advisor manages the investments of the Funds and is responsible for all purchases and sales of the Funds' portfolio securities. The Advisor's fee accrues daily and is payable monthly at the following annual rates:

                                            % OF AVERAGE
                                          DAILY NET ASSETS
                                          ----------------
Large Cap Growth CRT Fund...............           .60%
Small Cap Growth CRT Fund...............           .75%
International Equity CRT Fund...........          .425%

  The International Equity CRT Fund is also sub-advised by Indocam, formerly Indosuez International Investment Services (the "Sub-Adviser"), a subsidiary of Banque Indosuez. The Fund accrues daily an additional fee to the Sub-Adviser, payable monthly at the rate of .425% of average daily net assets of the International Equity CRT Fund.

  BNY Hamilton Distributors, Inc. (a wholly-owned subsidiary of The BISYS Group, Inc.)

acts as the Funds' administrator (the "Administrator") and will assist in supervising the operations of the Funds.

  The Administrator has agreed to provide facilities, equipment and personnel to carry out administrative services for the Funds, including, among other things, providing the services of persons who may be appointed as officers and directors of the Funds, monitoring the custodian, fund accounting, transfer agency, administration, distribution, advisory and legal services that are provided to the Funds. The Administration Agreement permits the Administrator to delegate certain responsibilities to other service providers. Pursuant to this authority, the Administrator had delegated certain administrative functions to The Bank of New York. The Bank of New York is not an affiliated person of BNY Hamilton Distributors, Inc.

  The Administrator's fee is accrued daily and is payable monthly computed utilizing the following annual rates:

                                            % OF AVERAGE
                                          DAILY NET ASSETS
                                          ----------------
Large Cap Growth CRT Fund...............           .20%
Small Cap Growth CRT Fund...............           .20%
International Equity CRT Fund...........           .20%

  In addition to acting as Administrator, BNY Hamilton Distributors, Inc. is the principal underwriter and distributor of shares of the Funds.
  The Bank of New York serves as the Funds' custodian ("Custodian"). Each Fund maintains a compensating balance arrangement with the Custodian, whereby a Fund would have its respective custody fees reduced by income earned on cash balances maintained with the Custodian. The income earned on cash balances by each Fund for the period January 3, 2000 (commencement of operations) through December 31, 2000 is shown on its respective Statement of Operations under the caption "Earnings Credit Adjustment." For the period January 3, 2000 (commencement of operations) through December 31, 2000, the International Equity CRT Fund did not earn any such monies.

  Since inception, the Bank of New York voluntarily agreed to assume/waive expenses for the Funds to the extent that each Fund's expense ratio exceeded the percentage of average daily net assets as shown below:

Large Cap Growth CRT Fund...............     .80%
Small Cap Growth CRT Fund...............     .96%
International Equity CRT Fund...........    1.22%

  Management reserves the right to implement or discontinue expense limitations at any time.

4. PORTFOLIO SECURITIES

  For the period January 3, 2000 (commencement of operations) through December 31, 2000, the cost of securities purchased and the proceeds from sales of securities, excluding short-term securities, were as follows:

                                                        LARGE CAP GROWTH CRT
                                                                FUND
                                                    ----------------------------
                                                      PURCHASES        SALES
                                                    -------------  -------------
US Gov't Securities...............................  $         --   $         --
All Others........................................    14,720,726        532,940

                                                        SMALL CAP GROWTH CRT
                                                                FUND
                                                    ----------------------------
                                                      PURCHASES        SALES
                                                    -------------  -------------
US Gov't Securities...............................  $         --   $         --
All Others........................................     7,014,108      1,711,376

                                                        INTERNATIONAL EQUITY
                                                              CRT FUND
                                                    ----------------------------
                                                      PURCHASES        SALES
                                                    -------------  -------------
US Gov't Securities...............................  $         --   $         --
All Others........................................     5,716,350        327,704

5. GEOGRAPHIC CONCENTRATION

  The International Equity CRT Fund has a relatively large concentration of portfolio securities invested in companies domiciled in Japan. The International Equity CRT Fund may be more susceptible to political, social and economic events adversely affecting Japanese companies than funds not so concentrated.

6. FEDERAL INCOME TAXES

  For federal income tax purposes, the Fund indicated below has capital loss carryforwards as of December 31, 2000 which are available to offset future capital gains, if any. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

                                                    CAPITAL LOSS
                                                    CARRYFORWARD    EXPIRATION
                                                    -------------  -------------
International Equity CRT..........................       112,955           2008

7. RECLASSIFICATION OF CAPITAL ACCOUNTS

  At December 31, 2000, reclassifications were made to the capital accounts of all Funds to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains, and net assets were not affected by these changes.

        REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND TRUSTEES
BNY HAMILTON CRT FUNDS

    We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of BNY Hamilton CRT Funds (comprising, respectively, the BNY Hamilton Large Cap Growth CRT Fund, BNY Hamilton Small Cap Growth CRT Fund, and BNY Hamilton International Equity CRT Fund) as of
December 31, 2000 and the related statements of operations, the statements of changes in net assets, and the financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2000 and confirmation of securities not held by the custodian by correspondence with brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds comprising BNY Hamilton CRT Funds at December 31, 2000, the results of their operations, changes in their net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States.

New York, New York
February 13, 2001

      DIRECTORS AND OFFICERS
      Edward L. Gardner, Director and Chairman of the Board
      Stephen Stamas, Director
      James E. Quinn, Director
      Karen Osar, Director
      Kim Kelly, Director
      William J. Tomko, Chief Executive Officer
      Richard Baxt, Vice President
      Michael A. Grunewald, Vice President
      Nimish Bhatt, Treasurer and Principal Accounting Officer
      Lisa M. Hurley, Secretary
      Alaina Metz, Assistant Secretary
      Manderly Rush, Assistant Secretary

      INVESTMENT ADVISOR
      The Bank of New York

      ADMINISTRATOR AND DISTRIBUTOR
      BNY Hamilton Distributors, Inc.

      TRANSFER AGENT
      BISYS Fund Services, Ohio, Inc.

      CUSTODIAN
      The Bank of New York

      INDEPENDENT AUDITORS
      Ernst & Young LLP

      LEGAL COUNSEL
      Sullivan & Cromwell

BNY HAMILTON DISTRIBUTORS, INC., IS THE FUNDS' DISTRIBUTOR AND IS
UNAFFILIATED WITH THE BANK OF NEW YORK, THE INVESTMENT ADVISOR.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for CRT Shares of BNY Hamilton Large Cap Growth CRT Fund, BNY Hamilton Small Cap Growth CRT Fund, and BNY Hamilton International Equity CRT Fund.

For additional prospectuses which contain more complete information, including charges and expenses, call 1-800-426-9363. Please read the prospectus carefully before investing or sending money.

Investments in the Funds are not deposits, are neither guaranteed by, nor obligations of, The Bank of New York and are not insured by the FDIC or any other governmental agency. Investments in mutual funds involve risks, including the possible loss of principal.

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